As filed with the Securities and Exchange Commission on April 26, 2013.
================================================================================
                                                Registration File No. 333-148419
                                                              File No. 811-03915

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                 _______________
                                    FORM N-6

        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              [x]

                        PRE-EFFECTIVE AMENDMENT NO. ___                      [ ]
                        POST-EFFECTIVE AMENDMENT NO. 7                       [x]
                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                   ACT OF 1940                                               [x]

                   AMENDMENT NO. 25                                          [x]
                        (Check appropriate box or boxes.)

                      CMFG Variable Life Insurance Account
                           (Exact name of registrant)

                           CMFG Life Insurance Company
                               (Name of depositor)
                             5910 Mineral Point Road
                                Madison, WI 53705
              (Address of depositor's principal executive offices)
        Depositor's Telephone Number, including Area Code: (319) 352-4090

                              Ross D. Hansen, Esq.
                           CMFG Life Insurance Company
                             5910 Mineral Point Road
                            Madison, Wisconsin 53705
                     (Name and address of agent for service)

                  Approximate Date of Proposed Public Offering:
 As soon as practicable after the effective date of this registration statement.

It is proposed that this filing will become effective (check appropriate box) | | immediately upon filing pursuant to paragraph (b) of Rule 485.
|x| on May 1, 2013 pursuant to paragraph (b) of Rule 485.
| | 60 days after filing pursuant to paragraph (a)(i) of Rule 485.
| | on (date) pursuant to paragraph (a)(i) of Rule 485.

If appropriate, check the following box:
| | this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being registered: Units of interest in a Variable Account under individual flexible premium deferred variable annuity contracts.

PROSPECTUS                                                           MAY 1, 2013


================================================================================
                       MEMBERS(R) VARIABLE UNIVERSAL LIFE
           A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                                    ISSUED BY
                           CMFG LIFE INSURANCE COMPANY
================================================================================


This Prospectus describes the Policy issued by CMFG Life Insurance Company ("we", "our" or "us") and supported by the CMFG Variable Life Insurance Account ("Separate Account"). The Policy is designed as a long-term investment that attempts to provide significant life insurance benefits for the entire life of the Insured. This discussion in this Prospectus is meant for current Owners. We no longer issue new Policies and we no longer issue new riders on any Policy.


This Prospectus provides information that a prospective Owner should know before investing. You should keep this Prospectus for future reference as you consider the Policy in conjunction with other insurance you own.

With this Policy, you can allocate Net Premium and Accumulated Values to:

    o Subaccounts of the Separate Account, each of which invests in one of the mutual funds listed on this page; or

    o   An Interest Bearing Account, which credits a specified rate of interest.

A prospectus for each of the mutual funds in which the Separate Account invests accompanies this Prospectus. Please read these documents before investing and save them for future reference.

The mutual funds available include:


ULTRA SERIES FUND                            T. ROWE PRICE INTERNATIONAL SERIES
  Money Market Fund                            T. Rowe Price International Stock
  Core Bond Fund (f/k/a Bond Fund)               Portfolio
  Diversified Income Fund
  Large Cap Value Fund
  Large Cap Growth Fund
  Mid Cap Fund


An investment in the Separate Account is not a bank or credit union deposit and the Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investment in the Separate Account involves certain risks including loss of premium (principal).

Please refer to the "Summary of Policy Benefits and Risks" section of this Prospectus that describes certain risks associated with investing in a Policy.

--------------------------------------------------------------------------------

THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THIS POLICY OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
================================================================================


                                                                            Page
SUMMARY OF POLICY BENEFITS AND RISKS ......................................   1
  Benefits Summary ........................................................   1
  Risk Summary ............................................................   3
  Fee Tables ..............................................................   4
CMFG LIFE INSURANCE COMPANY ...............................................   8
THE SEPARATE ACCOUNT AND THE FUNDS ........................................   8
  Ultra Series Fund .......................................................   9
  T. Rowe Price International Series, Inc. ................................   9
  More Information About the Funds ........................................   9
  The Interest Bearing Account ............................................  10
THE POLICY ................................................................  10
  The Policy ..............................................................  10
  Flexibility of Premiums .................................................  10
  Allocation of Net Premiums ..............................................  11
  Lapse ...................................................................  11
  Reinstatement ...........................................................  11
  Premiums to Prevent Lapse ...............................................  11
  Death Benefit Proceeds ..................................................  12
  Change of Death Benefit Option ..........................................  13
  Accelerated Benefit Option ..............................................  13
  Change of Specified Amount ..............................................  14
  Policy Values ...........................................................  14
  Transfer of Values ......................................................  16
  Telephone and Facsimile Transfers .......................................  16
  Additional Transfer Limitations .........................................  16
  Change of Allocations ...................................................  18
  Dollar-Cost Averaging ...................................................  18
  Surrender and Partial Withdrawals .......................................  18
  Maturity ................................................................  19
  Payment of Proceeds/Settlement Options ..................................  19
  Suspension of Payments ..................................................  19
  Policy Loans ............................................................  20
CHARGES AND DEDUCTIONS ....................................................  20
  Premium Expense Charge ..................................................  20
  Monthly Deduction .......................................................  20
  Cost of Insurance .......................................................  21
  Monthly Policy Fee ......................................................  21
  Monthly Administrative Fee ..............................................  21
  Cost of Additional Benefits .............................................  22
  Mortality and Expense Risk Charge .......................................  22
  Contingent Deferred Sales and Administrative Charges ....................  22
  Partial Withdrawal Fee ..................................................  23
  Transfer Fee ............................................................  23
  Federal and State Income Taxes ..........................................  23
  Duplicate Policy Charge .................................................  23
  Change of Specified Amount Charge .......................................  23
  Research Fee ............................................................  23
  Fund Expenses ...........................................................  24
  Additional Information ..................................................  24
OTHER POLICY BENEFITS AND PROVISIONS ......................................  24
  Issue Date ..............................................................  24

Owner, Beneficiary ........................................................  24
  Right-to-Examine Period .................................................  24
  Paid-up Insurance .......................................................  25
  Transfer of Ownership ...................................................  25
  Addition, Deletion, or Substitution of Investments ......................  25
  Voting Rights ...........................................................  25
DISTRIBUTION OF POLICIES ..................................................  26
  Compensation Arrangements For CBSI and Its Sales Personnel ..............  26
  Compensation Arrangements For Selling Firms and Their Sales Personnel ...  27
  Source of Compensation ..................................................  27
RIDERS AND ENDORSEMENTS ...................................................  27
  Children's Insurance ....................................................  27
  Guaranteed Insurability .................................................  27
  Accidental Death Benefit ................................................  27
  Automatic Increase ......................................................  27
  Other Insured ...........................................................  28
  Term Insurance ..........................................................  28
  Disability Waiver of Monthly Deductions .................................  28
  Waiver of Premium and Monthly Deduction Disability Benefit ..............  28
  Executive Benefits Plan Endorsement .....................................  28
FEDERAL INCOME TAX CONSIDERATIONS .........................................  28
  Introduction ............................................................  28
  Tax Status of the Policy ................................................  28
  Tax Treatment of Policy Benefits ........................................  29
  Special Rules for Pension and Profit-Sharing Plans ......................  30
  Business Uses of the Policy .............................................  31
  Alternative Minimum Tax .................................................  31
  Estate, Gift and Generation-Skipping Transfer Taxes .....................  32
  Possible Tax Law Changes ................................................  32
  Our Taxes ...............................................................  32
LEGAL PROCEEDINGS .........................................................  32
FINANCIAL STATEMENTS ......................................................  33
GLOSSARY ..................................................................  33
STATEMENT OF ADDITIONAL INFORMATION .......................................  36

                      SUMMARY OF POLICY BENEFITS AND RISKS
================================================================================

This summary describes important benefits and risks of the Policy and corresponds to sections in this Prospectus which discuss the topics in more detail, including variations by state. Please refer to the Glossary for definitions of certain terms.

BENEFITS SUMMARY

General Benefits of the Policy. Like fixed benefit life insurance, the Policy offers a minimum death benefit and provides an Accumulated Value, loan privileges and a value on surrender. However, the Policy differs from a fixed benefit policy because it allows you to allocate your Net Premiums or transfer Accumulated Value to the Subaccounts. The amount and duration of life insurance protection and of Accumulated Value and Cash Value varies with the investment experience of the Accumulated Value you place in the Subaccounts.

Premiums. The Policy requires an initial premium. The amount of your Policy's Specified Amount determines the amount of your initial premium. After you pay the initial premium, you can pay subsequent premiums at any time while your Policy is In Force. We may refuse any premium payment that is less than $25. We also may refuse any premium or part of a premium which would increase the Face Amount of the Policy by more than the amount of the Premium.

The Policy provides for a planned annual premium. You are not required to pay premiums according to the plan. You can vary the frequency and amount of premiums, and can skip premiums. (If you do skip a premium, you may increase the likelihood that your Policy will Lapse.) We may reject any premiums after the Insured reaches Attained Age 95.


From time to time, we may extend the period for premium and purchase payments and other time-sensitive provisions of a policy or contract for specific geographic areas in response to weather-related incidents, natural disasters and similar events. Policyholders who have experienced such events and would like to know whether a moratorium is in effect should contact us for more information at our Mailing Address.

Minimum Death Benefit Guarantee. If the Target Premium is paid until the later of Attained Age 65 or 10 years from the Issue Date the Policy will not Lapse during those years. The Target Premium will be shown on each Policy. Generally, it is determined by dividing the minimum premium by 0.60 and is stated on the specifications page of the Policy.


No-Lapse Guarantee. If at all times during the first three Policy Years the sum of the premiums received to date, less all partial withdrawals and Indebtedness, is at least equal to the monthly minimum premium multiplied by the number of months (plus one month) the Policy has been In Force, the Policy will not Lapse. The monthly minimum premium is the minimum premium (the minimum annual amount needed each year during the first three Policy Years to keep the no-Lapse guarantee in effect) divided by 12. If any requested increase in Specified Amount is made during the first three Policy Years, the no-Lapse guarantee is voided.

In cases where the no-Lapse guarantee is in effect and there is insufficient Net Cash Value to pay the Monthly Deduction, Accumulated Value from the Deferred Charges Account will be used to pay the Monthly Deduction. Deferred Charges are collected only if the Policy is surrendered during the first nine Policy Years after the Issue Date or the first nine years after an increase in Specified Amount, whichever is applicable. We will waive any Monthly Deduction remaining after the Deferred Charges have been exhausted.

Death Benefit Options. You must choose between two Death Benefit Options under the Policy. Your selection will affect the Face Amount, the Monthly Deduction, and the Cash Value. Under either option, Death Benefit Proceeds are equal to:

       o    the Face Amount on the date of death; plus
       o    any premiums received after the date of death; minus
       o    Policy indebtedness

The Face Amount differs under the two Death Benefit Options:
       o    The Face Amount under Option 1 is the greater of:

            o    the Specified Amount; or
            o the Accumulated Value on the date of death multiplied by the Death Benefit Ratio.

       o    The Face Amount under Option 2 is the greater of:

            o the Specified Amount plus the Policy's Accumulated Value on the date of death; or
            o the Accumulated Value on the date of death multiplied by the Death Benefit Ratio.

The Death Benefit Ratio is the ratio of Face Amount to Accumulated Value required by the Internal Revenue Code of 1986, as amended ("Code"), for treatment of the Policy as a life insurance policy. The Death Benefit Ratio varies by Attained Age as shown in Appendix B in the Statement of Additional Information ("SAI"). The death benefit factor decreases from year to year as the Attained Age of the Insured increases.

You may select the Specified Amount, which we will normally require be at least $50,000 ($10,000 for Issue Ages 65 and over). You also may increase or decrease the Specified Amount; however, we may require that the Specified Amount after any decrease be at least $50,000 ($10,000 for Issue Ages 65 and over).

Cancellation, Surrender and Partial Withdrawals

Cancellation: Once we issue your Policy, the Right-to-Examine Period begins. You may cancel the Policy during this period and receive a refund. A request to increase the Specified Amount also triggers a Right to Examine Period for the increased amount.


Surrender: At any time while the Insured is alive and the Policy is In Force, you may make a Written Request to our Mailing Address to surrender your Policy for its Net Cash Value. Federal income taxes may apply to surrenders or partial withdrawals. A penalty tax may be applied to distributions (including loans) if the policy is classified as a Modified Endowment Contract and may apply to surrenders.


Partial Withdrawals: You may withdraw part of the net Cash Value using a Written Request, subject to the following rules.

       o Federal income taxes and a penalty tax may apply to partial withdrawals;
       o A partial withdrawal reduces the death benefit by at least the amount withdrawn;
       o Unless the Face Amount derived from the application of the Death Benefit Ratio applies, under either Death Benefit Option 1 or Death Benefit Option 2, a partial withdrawal will reduce both the Accumulated Value and the Face Amount by the amount surrendered but will not affect the Cost of Insurance. Under Death Benefit Option 1, the Specified Amount is also reduced by the same amount, but the Specified Amount is not changed by a partial withdrawal under Death Benefit Option 2. If the Face Amount derived from the application of the Death Benefit Ratio applies, the effect on the monthly Cost of Insurance and Face Amount is somewhat different. The Face Amount is then decreased by more than the amount surrendered, and the monthly Cost of Insurance is less than it would have been without the surrender; and
       o We may deduct a processing fee for each partial withdrawal. We currently do not deduct this fee.

Transfers. Each Policy Year, you may make:

       o Accumulated Value transfers from the Subaccounts to other Subaccounts and to the Interest Bearing Account at any time; and
       o Accumulated Value transfers from the Interest Bearing Account only during the 30 day period beginning on and immediately following the Policy Anniversary.

A transfer from the Interest Bearing Account may be limited to 25% of the Interest Bearing Account. We may deduct a charge of $20 per transfer after the fourth transfer in a Policy Year. We currently waive this restriction. Transfer privileges are subject to restriction based on our Frequent Transfers Procedures.

Loans. Subject to certain conditions, you may borrow money from us using the Accumulated Value of your Policy as collateral. Loans may have tax consequences. To secure the loan, we transfer an amount of your Accumulated Value equal to the loan from the Subaccounts and Interest Bearing Account to the Loan Account, until the loan is repaid. Accumulated Value in the Loan Account earns interest at the guaranteed minimum rate of 4% per year. We can charge you an interest rate of 8% per year on money that you borrow. Interest is accrued throughout the year and is payable at the end of each Policy Year. Unpaid interest is added to the Loan Amount (becomes part of the outstanding loan) if it is not paid at the end of the Policy Year. The interest rate charged on Loans is subject to change by us. You may repay all or part of your outstanding loans at any time. Loan repayments must be clearly marked as loan repayments or we will treat them as premiums. Outstanding loans and accrued interest are deducted from the death benefit to arrive at the Death Benefit Proceeds (the amount payable to the Beneficiary upon the Insured's death). Loans may have adverse tax consequences.

RISK SUMMARY

Investment Risk. If you invest your Accumulated Value in one or more Subaccounts, you will be subject to the risk that investment experience will be unfavorable and that your Accumulated Value will decrease. If you allocate Net Premiums or transfer Accumulated Value to the Interest Bearing Account, we credit your Accumulated Value with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4.0%.

Because we continue to deduct charges from Accumulated Value, if investment results are not sufficiently favorable, or if interest rates are too low, or if you do not make additional premium payments, then your Policy's Cash Value may fall to zero. In that case, the Policy may Lapse. We do not guarantee any Accumulated Value you place in the Subaccounts. The value of each Subaccount may increase or decrease, depending on the investment experience of the corresponding Fund. You could lose some or all of your money.

However, if investment experience is sufficiently favorable and you have kept the Policy In Force for a substantial time, you may be able to draw upon Accumulated Value, through partial withdrawals and loans.

Inappropriate Frequent Transfers Risk. Frequent, large, or short-term transfers among Subaccounts, such as those associated with "market timing" transactions, can adversely affect the Funds and the returns achieved by Owners. In particular, such transfers may dilute the value of Fund shares, interfere with the efficient management of the Funds, and increase brokerage and administrative costs of the Funds. These costs are borne by all Owners allocating purchase payments to the Subaccounts and other Fund shareholders, not just the Owner making the transfers. In order to try to protect Owners and the Funds from potentially harmful trading activity, we have certain policies and procedures ("Frequent Transfers Procedures").

Risk of Lapse. Certain circumstances will cause your Policy to enter a grace period during which you must make a sufficient premium payment to keep your Policy In Force:

       o If your Policy's Accumulated Value on a Monthly Day is too low to cover the Monthly Deduction, and the minimum death benefit guarantee and the no-Lapse guarantee are not in effect, then the Policy will enter a 61-day grace period. If the Policy enters the grace period, we will mail a notice of termination to the Owner. A grace period of 61 days will begin on the date the notice is mailed.

       o Whenever your Policy enters a grace period if you do not make a sufficient premium payment before the grace period ends, your Policy will Lapse (terminate without value), and insurance coverage and other benefits under your Policy will cease. To avoid the Policy Lapsing at the end of the grace period, the Owner must: (1) pay Net Premium in an amount sufficient to pay overdue Monthly Deductions plus the anticipated amount of the next two Monthly Deductions and loan interested due during the grade period, or (2) if prior to the third Policy Anniversary, and no requested increase in Specified Amount was made, pay either the above amount or the amount needed to qualify for the no-Lapse guarantee. In addition to allowing the Policy to remain In Force, payment of the latter amount will reinstate the no-Lapse guarantee.

Deferred Sales Charge Risks. Deferred sales charges play a role in determining whether your Policy will Lapse. The deferred sales charges under this Policy are significant, especially in the early Policy Years. It is likely that you will receive no Cash Value if you surrender your Policy in the first few Policy Years. If you do not have the financial ability to keep your Policy In Force at the initial Specified Amount for a substantial period of time or you intend to surrender all or part of the Cash Value during the deferred sales charge period, you may be subject to significant deferred sales charges. This Policy is designed to meet long-term financial goals. This Policy is not suitable as a short-term investment.

Even if you do not surrender your Policy, deferred sales charges may still help determine whether your Policy will Lapse. Cash Value (that is, Accumulated Value minus any Deferred Charges and outstanding Loan Amount) is one measure we use to determine whether your Policy will enter a grace period, and possibly Lapse. A surrender may have adverse tax consequences.

Tax Risks. In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a policy must satisfy certain requirements which are set forth in the Code. We anticipate that the Policy will generally be deemed a life insurance contract under federal income tax law, so that the Death Benefit Proceeds paid to the Beneficiary will not be subject to federal income tax. However, due to lack of guidance, there is less certainty in this regard with respect to Policies issued on a substandard basis and it is not clear whether such policies will in all cases satisfy the applicable requirements particularly if you pay the full amount of premiums permitted under the policy.

Depending on the total amount of premiums that you pay, your Policy may be treated as a modified endowment contract ("MEC") under federal income tax laws. If a Policy is treated as a MEC, then partial withdrawals, surrenders and loans under it are taxable as ordinary income to the extent such amounts represent earnings under the Policy. For this purpose, any partial withdrawals, surrenders and loans are considered first a distribution of earnings under the Policy, and when earnings are fully distributed, a distribution of the Owner's investment in the Policy. In addition, a 10% federal penalty tax may be imposed on partial withdrawals, surrenders and loans taken before you reach age 59 1/2. There may be tax consequences to distributions from Policies that are not MECs. However, the 10% penalty tax will not apply to distributions from Policies that are not MECs. You should consult a qualified tax adviser for assistance in all tax matters involving your Policy.

Partial Withdrawal Risks. The Policy permits you to make a partial withdrawal, as long as the Specified Amount remaining after such withdrawal would not be less than $40,000 ($8,000 for issue ages 65 and over). A partial withdrawal reduces the Accumulated Value and Cash Value, so it increases the risk that the Policy will Lapse. It also increases the likelihood that either the minimum death benefit guarantee or the no-Lapse guarantee will not remain in effect.

A partial withdrawal also may have adverse tax consequences.

A partial withdrawal reduces the death benefit. If you selected the level death benefit (Option 1), then when you make a partial withdrawal, the Specified Amount is reduced by the amount of the withdrawal. If you selected the variable death benefit (Option 2), then when you make a partial withdrawal, the death benefit is reduced because the Accumulated Value is reduced.

Currently there are no limitations on partial withdrawals; however, we may limit the number of partial withdrawals to two per Policy Year.

Loan Risks. A Policy loan, whether or not repaid, affects Accumulated Value over time because we transfer an amount equal to the amount of the loan from the Subaccounts and Interest Bearing Account to the Loan Account as collateral. We then credit a fixed interest rate of at least 4.0% to the loan collateral. As a result, the loan collateral does not participate in the investment results of the Subaccounts nor does it receive current interest rates in excess of 4.0% that we may, from time to time, credit to the Interest Bearing Account. The longer the loan is outstanding, the greater the likely effect of not participating in the Subaccounts or the Interest Bearing Account. Depending on the investment results of the Subaccounts and the interest rate credited to the Interest Bearing Account, the effect could be favorable or unfavorable. We also charge you interest on the amount that you borrow at a rate of 8.0%, compounded annually. A loan may have adverse tax consequences.

Policy Indebtedness reduces the Death Benefit Proceeds and net Cash Value by the amount of such indebtedness. As with partial withdrawals, loans reduce the Net Cash Value of your Policy and therefore increase the likelihood that the Policy will Lapse or that the minimum death benefit guarantee or the no-Lapse guarantee would not remain in effect.

Fund Risks. A comprehensive discussion of the risks of each Fund may be found in each Fund's prospectus. Please refer to the Fund's prospectus for more information.

FEE TABLES
The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that a Policy Owner will pay at the time that he or she buys the Policy, surrenders the Policy, or transfers Policy value among the Subaccounts and the Interest Bearing Account.

------------------------------------------------------------------------------------------------------------------------------
                                                     Transaction Fees
------------------------------------------------------------------------------------------------------------------------------
                                  When Charge is
                                     Deducted                                         Amount Deducted
                             -------------------------------------------------------------------------------------------------
Charge                                                            Maximum Guaranteed
                                                                        Charge                         Current Charge
------------------------------------------------------------------------------------------------------------------------------
                                                             0-3.5% of each premium            0-3.5% of each premium
Premium Expense                Upon receipt of each          payment, depending on the         payment, depending on the
Charge (Taxes)                 premium payment               Insured's state of residence      Insured's state of residence
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                       Transaction Fees
------------------------------------------------------------------------------------------------------------------------------
                                  When Charge is
                                     Deducted                                         Amount Deducted
                             -------------------------------------------------------------------------------------------------
Charge                                                            Maximum Guaranteed
                                                                        Charge                         Current Charge
------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge
Imposed on Premiums                                          None                              None
(Load)                         Not applicable
------------------------------------------------------------------------------------------------------------------------------
                               Upon surrender or
Surrender Charge               Lapse during the first 9
(Deferred Sales and            Policy Years, or during
Administrative Charge)(1)      the first 9 Policy Years      $0.87 - $42.31 per $1,000 of      $0.87 - $42.31 per $1,000 of
(Minimum and                   following an increase in      Specified Amount during the       Specified Amount during the
Maximum Charge)                Specified Amount              first Policy Year(2)              first Policy Year(2)
------------------------------------------------------------------------------------------------------------------------------
                               Upon surrender or
                               Lapse during the first 9
  Charge for a male            Policy Years, or during
  Insured, Attained            the first 9 Policy Years
  Age 39, in the non-          following an increase in      $9.40 per $1,000 of               $9.40 per $1,000 of
  smoker rating class          Specified Amount              Specified Amount                  Specified Amount
------------------------------------------------------------------------------------------------------------------------------
                               At the time the
Accelerated Death              Accelerated Death
Benefit Option                 Benefit is paid               $300                              $300
------------------------------------------------------------------------------------------------------------------------------
                                                             The lesser of: $25 per            The lesser of: $25 per
                                                             withdrawal, or 2% of the          withdrawal, or 2% of the
Partial Withdrawal Fee         Upon partial withdrawal       amount withdrawn                  amount withdrawn
------------------------------------------------------------------------------------------------------------------------------
                                                             $50 for each Specified            $50 for each Specified
Specified Amount               Upon increase in              Amount increase after the         Amount increase after the first
Increase Charge                Specified Amount(3)           first in a Policy Year            in a Policy Year
------------------------------------------------------------------------------------------------------------------------------
                               Upon every transfer
                               other than the first four
                               transfers in a Policy
Transfer Fee                   Year                          $20                               None
------------------------------------------------------------------------------------------------------------------------------
Executive Benefits Plan        Upon exercise during
Endorsement                    the first 2 Policy Years      $150                              None
------------------------------------------------------------------------------------------------------------------------------
                               Upon request for a
Duplicate Policy Fee           duplicate Policy              $30                               $30
------------------------------------------------------------------------------------------------------------------------------
                               Upon request for
                               information that is
                               duplicative of
                               information previously
                               provided to you and that
                               requires extensive
Research Fee                   research                      $50                               $50
------------------------------------------------------------------------------------------------------------------------------


The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Fund fees and expenses.

-----------------------------
(1) The deferred sales and administrative charge varies based on the Insured's Attained Age, gender, rating class, Policy Year, and Specified Amount (or increase in Specified Amount). The charge shown in the table may not be typical of the charges you will pay. Your Policy's specifications page will indicate the charges for your Policy, and more detailed information concerning your charges is available on request from us. Also, before you purchase the Policy, we will provide you personalized illustrations of your future benefits under the Policy based upon the Insured's Issue Age and rating class, the Death Benefit Option, Specified Amount, planned premium, and riders you select.
(2) The surrender charge decreases annually each year during the first 9 Policy Years or the first 9 years after an increase in Specified Amount. After the 9th year, there is no charge.
(3) We do not assess a Specified Amount increase charge for the first increase in a Policy Year.

-------------------------------------------------------------------------------------------------------------------------------
                                      Periodic Charges Other Than Portfolio Operating Expenses
-------------------------------------------------------------------------------------------------------------------------------
                                                                                              Annual Amount Deducted
                                                           --------------------------------------------------------------------
Charge                              When Charge is
                                       Deducted                Maximum Guaranteed Charge                 Current Charge
-------------------------------------------------------------------------------------------------------------------------------
                               On Policy Issue Date
Policy Fee                     and Monthly Days              $72(4,5)                            $72(4,5)
-------------------------------------------------------------------------------------------------------------------------------
                               On Policy Issue Date
                               and monthly on
Monthly Administrative         Monthly Day, during           $0.45 per $1,000 of Specified       $0.45 per $1,000 of Specified
Fee                            Policy Years 1 - 10           Amount(5)                           Amount(5)
-------------------------------------------------------------------------------------------------------------------------------
Cost of Insurance(6)
(Minimum and Maximum           On Policy Issue Date          $0.68 - $311.27 per $1,000 of       $0.48 - $178.37 per $1,000 of
Charge)                        and Monthly Days              Net Amount at Risk(5)               Net Amount at Risk(5)
-------------------------------------------------------------------------------------------------------------------------------
  Charge for a male
  Insured, Attained Age
  39 in the non-smoker         On Policy Issue Date          $2.21 per $1,000 of Net             $2.21 per $1,000 of Net
  rating class                 and Monthly Days              Amount of Risk(8)                   Amount of Risk(8)
-------------------------------------------------------------------------------------------------------------------------------
Mortality and Expense                                        0.90% of Variable Account           0.90% of Variable Account
Risk Charge                    Daily                         Value                               Value
-------------------------------------------------------------------------------------------------------------------------------
                               On Policy
                               Anniversary or
Loan Interest Spread           earlier as applicable(7)      4.00%                               2.00%
-------------------------------------------------------------------------------------------------------------------------------
Rider Charges:(9)
-------------------------------------------------------------------------------------------------------------------------------

Accidental Death Benefit
Rider (Minimum and             On Policy Issue Date          $0.46 - $1.86 per $1,000 of         $0.46 - $1.86 per $1,000 of
Maximum Charge)                and Monthly Days              Accidental Death Benefit(8)         Accidental Death Benefit(8)

-------------------------------------------------------------------------------------------------------------------------------
  Charge for a male
  Insured, Attained Age
  33 in the non-smoker         On Policy Issue Date          $0.68 per $1,000 of Accidental      $0.68 per $1,000 of Accidental
  rating class.                and Monthly Days              Death Benefit(10)                   Death Benefit(10)
-------------------------------------------------------------------------------------------------------------------------------
Children's Insurance           On Policy Issue Date
Rider                          Monthly Days                  $9.00 per Unit of coverage(10)      $9.00 per Unit of coverage(10)
-------------------------------------------------------------------------------------------------------------------------------


-----------------------------
(4)  $36.00 for Issue Ages 0-19.
(5) The annual amount is shown, 1/12th of this amount is deducted on each Monthly Day.
(6) Cost of Insurance varies based on the Insured's Attained Age, gender, rating class, Policy Year and Net Amount at Risk. The Cost of Insurance shown in the table may not be typical of the charges you will pay. Cost of Insurance rate changes will depend on the Company's expectations as to future mortality experience. Your Policy's specifications page will indicate the guaranteed Cost of Insurance charge for your Policy. More detailed information concerning your Cost of Insurance is available on request from us. Also, before you purchase the Policy, we will provide you personalized illustrations of your future benefits under the Policy based upon the Insured's Issue Age and rating class, the Death Benefit Option, Specified Amount, planned premium, and riders you select.
(7) Loan interest must be paid in arrears on each Policy Anniversary, or, if earlier, on the date of loan repayments, Lapse, surrender, or the Insured's death. The loan interest spread is the difference between the rate of interest we charge you for a loan and the amount of interest credits to your Loan Account.
(8) The annual amount is shown 1/12th of this amount is deducted on each Monthly Day. We are no longer issuing new Accidental Death Benefit riders.
(9) Charges for the Accidental Death Benefit Rider, Children's Insurance Rider, Guaranteed Insurability Rider, Other Insured Rider, Term Insurance Rider, Disability Waiver of Monthly Deduction Rider, and Disability Waiver of Monthly Deduction and Premium Rider vary based on the Insured's Attained Age, gender, and rating class, and may vary based on Policy Year, Specified Amount, and Net Amount at Risk. Charges based on actual age may increase as the Insured ages. The rider charges shown in the table may not be typical of the charges you will pay. Your Policy's specifications page will indicate the rider charges for your Policy, and more detailed information concerning these rider charges is available on request from us. Also, before you purchase the Policy, we will provide you personalized illustrations of your future benefits under the Policy based upon the Insured's Issue Age and rating class, the Death Benefit Option, Specified Amount, planned premium, and riders that you select. We are not currently issuing new riders on any Policy.
(10) The annual amount is shown 1/12th of this amount is deducted on each Monthly Day.

----------------------------------------------------------------------------------------------------------------------------------
                                  PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------------------------------
                                                                                      ANNUAL AMOUNT DEDUCTED
                                      WHEN CHARGE IS           -------------------------------------------------------------------
CHARGE                                   DEDUCTED                 MAXIMUM GUARANTEED CHARGE                CURRENT CHARGE
----------------------------------------------------------------------------------------------------------------------------------
Guaranteed Insurability
Rider                              On Policy Issue Date          $0.87 - $2.07 per $1,000 of       $0.87 - $2.07 per $1,000
(Minimum and Maximum               and Monthly Days              coverage(11)                      of coverage(11)
Charge)
----------------------------------------------------------------------------------------------------------------------------------
  Charge for a male
  Insured, Issue Age 6,            On Policy Issue Date
  in the standard rating           Monthly Days                  $1.00 per $1,000 of coverage(11)  $1.00 per $1,000 of coverage(11)
  class
----------------------------------------------------------------------------------------------------------------------------------
Automatic Increase Rider
(Minimum and Maximum               On Policy Issue Date          $0.25 - $0.50 per $1,000 of       $0.25 - $0.50 per $1,000 of
Charge)                            and Monthly Days              annual increase(11)               annual increase(11)
----------------------------------------------------------------------------------------------------------------------------------
  Charge for a female
  non-smoker issue                 On Policy Issue Date          $0.50 per $1,000 of annual        $0.50 per $1,000 of annual
  age 24                           and Monthly Days              increase(11)                      increase(11)
----------------------------------------------------------------------------------------------------------------------------------
Other Insured Rider
(Minimum and Maximum               On Policy Issue Date          $0.68 - $311.27 per $1,000 of     $0.48 - $178.37 per $1,000 of
Charge)                            and Monthly Days              Net Amount at Risk plus $20(11)   Net Amount at Risk plus $20(11)
----------------------------------------------------------------------------------------------------------------------------------
  Charge for a female
  Insured, Attained Age            On Policy Issue Date          $1.73 per $1,000 Net Amount       $1.64 per $1,000 Net Amount
  37, in the non-smoker            and Monthly Days              at Risk plus $20(11)              at Risk plus $20(11)
  rating class
----------------------------------------------------------------------------------------------------------------------------------
Term Insurance Rider
(Minimum and Maximum               On Policy Issue Date          $0.06 - $83.33 per $1,000 of      $0.06 - $83.33 per $1,000 of
Charge)                            and Monthly Days              coverage(11)                      coverage(11)
----------------------------------------------------------------------------------------------------------------------------------
  Charge for a male
  Insured, Attained Age            On Policy Issue Date          $1.82 per $1,000 of Net
  36, in the non-smoker            and Monthly Days              Amount at Risk(11)                $1.18 per $1,000 of coverage(11)
  rating class
----------------------------------------------------------------------------------------------------------------------------------
Disability Waiver of
Monthly Deductions Rider           On Policy Issue Date          2.20% - 24.20% of Monthly         2.20% - 24.20% of Monthly
  (Minimum and                     and Monthly Days              Deductions(11)                    Deductions(11)
  Maximum Charge)
----------------------------------------------------------------------------------------------------------------------------------
  Charge for a male
  Insured, Attained Age            On Policy Issue Date
  32, in the non-smoker            and Monthly Days              4.5% of Monthly Deductions(11)    4.5% of Monthly Deductions(11)
  rating class
----------------------------------------------------------------------------------------------------------------------------------
Disability Waiver of
Premium and Monthly                                              2.20% - 24.20% of Monthly         2.20% - 24.20% of Monthly
Deductions Rider                   On Policy Issue Date          Deductions and 2.2% to 12.2%      Deductions and 2.2% to 12.2%
  (Minimum and                     and Monthly Days              of premium to be waived           of premium to be waived
  Maximum Charge)
----------------------------------------------------------------------------------------------------------------------------------
  Charge for a male                                              4.5% of Monthly Deductions        4.5% of Monthly Deductions
  Insured, Attained Age            On Policy Issue Date          and 2.25% of premium to be        and 2.25% of premium to be
  34, in the non-smoker            and Monthly Days              waived                            waived
  rating class
----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------

(11) The annual amount is shown, 1/12th of this amount is deducted on each Monthly Day.

The next table describes the minimum and maximum total operating fees and expenses (before waiver or reimbursement) charged by any of the Funds for the fiscal year ended December 31, 2012. Expenses of the Funds may be higher or lower in the future. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.


Annual Fund Operating Expenses (expenses that are deducted from Fund assets):


--------------------------------------------------------------------------------
                                                        Minimum          Maximum
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                    0.46%            1.05%
--------------------------------------------------------------------------------


In addition, certain Funds may impose a redemption fee of no more than 2% of the amount of Fund shares redeemed. We may be required to implement a Fund's redemption fee. The redemption fee will be assessed against your Accumulated Value. For more information, please see each Fund's prospectus.

                           CMFG LIFE INSURANCE COMPANY
================================================================================

CUNA Mutual Insurance Society is a mutual life insurance company that was originally organized in Wisconsin in 1935. CUNA Mutual Life Insurance Company merged with CUNA Mutual Insurance Society effective on December 31, 2007. CUNA Mutual Insurance Society reorganized into a stock insurance company incorporated in Iowa within a mutual insurance holding company structure and was renamed CMFG Life Insurance Company on January 31, 2012.


We are one of the world's largest direct underwriters of credit life and disability insurance, and are a major provider of qualified pension products to credit unions. Further, we offer fixed and variable annuities, individual life insurance, health policies, term and permanent life insurance, and long-term care insurance.


CUNA Brokerage Services, Inc. ("CBSI") is our indirect wholly owned subsidiary.


As of December 31, 2012, we and our subsidiaries had approximately $17.3 billion in assets, and we had more than $69 billion of life insurance in force. The Company does not file reports under the Securities Exchange Act of 1934, as amended, in reliance on applicable regulation.


                       THE SEPARATE ACCOUNT AND THE FUNDS
================================================================================

The Separate Account was established by CUNA Mutual Life Insurance Company on August 16, 1983. CUNA Mutual Life Insurance Company merged with us as of December 31, 2007. Although the assets in the Separate Account are our property, the assets attributable to the Policies are not chargeable with liabilities arising out of any other business that we may conduct. The assets of the Separate Account are available to cover our general liabilities only to the extent that the Separate Account's assets exceed its liabilities arising under the Policies and any other policies supported by the Separate Account. We may transfer to the General Account any assets of the Separate Account that are in excess of reserves and other contract liabilities. Periodically, the Separate Account makes payments to us for Mortality and Expense Charges.

The Separate Account is divided into Subaccounts. The income, gains and losses, realized or unrealized, from the assets allocated to each Subaccount are credited to or charged against that Subaccount without regard to income, gains or losses from any other Subaccount.


The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended ("1940 Act"). Registration with the SEC does not involve supervision of the management, investment practices, or policies of the Separate Account or of us by the SEC. The Separate Account is also subject to the laws of the State of Iowa which regulate the operations of insurance companies domiciled in Iowa.


We do not guarantee the investment experience of the Separate Account or of any Subaccount. Accumulated Value varies daily with the value of the assets under the Separate Account. The Death Benefit Proceeds may also vary with the value of the assets in the Subaccounts selected by the Owner. To the extent that the Death Benefit Proceeds payable upon the death of the Insured exceed the Accumulated Value, such amounts, like all other benefits payable under a Policy, are our general obligations and payable out of our General Account.

From time to time, the Funds may reorganize or merge with other mutual funds. If that occurs, we will process any instructions to allocate to the Subaccount investing in the merged fund post-merger instead to the Subaccount investing in the surviving fund.

ULTRA SERIES FUND
Madison Asset Management, LLC, in which we have an ownership interest, serves as investment adviser to the Ultra Series Fund and manages assets in accordance with general policies and guidelines established by the board of trustees of the Ultra Series Fund. Shares of the Ultra Series Fund are offered to CMFG Life Insurance Company's separate accounts and qualified pension plans.

Money Market Fund (Class I). This Fund seeks high current income from money market instruments consistent with preservation of capital and liquidity.


Core Bond Fund (f/k/a Bond Fund) (Class I). This Fund seeks to generate a high level of current income, consistent with the prudent limitation of investment risk.


Diversified Income Fund (Class I). This Fund seeks a high total return through the combination of income and capital appreciation.

Large Cap Value Fund (Class I). This Fund seeks long-term growth of capital with income as a secondary consideration.

Large Cap Growth Fund (Class I). This Fund seeks long-term capital appreciation.

Mid Cap Fund (Class I). This Fund seeks long-term capital appreciation.

T. ROWE PRICE INTERNATIONAL SERIES, INC.


T. Rowe Price Associates, Inc. serves as the investment adviser and T. Rowe Price International Ltd. serves as the investment sub-adviser to the T. Rowe Price International Stock Portfolio.


T. Rowe Price International Stock Portfolio. This Fund seeks long-term growth of capital.

MORE INFORMATION ABOUT THE FUNDS
In addition to the Separate Account, the Funds may sell shares to separate accounts of other insurance companies to support variable annuity contracts and variable life insurance policies, or to certain pension and retirement plans qualifying under Section 401 of the Code.

These Funds are not available for purchase directly by the general public, and are not the same as other mutual funds with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain Funds available under the Policy may be very similar to the investment objectives and policies of other Funds that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance of the Funds available under the Policy may be lower or higher than the investment performance of these other (publicly available) Funds. There can be no assurance, and we make no representation, that the investment performance of any of the Funds available under the Policy will be comparable to the investment performance of any other Fund, even if the other Fund has the same investment adviser or manager, the same investment objectives and policies, and a very similar name. Please note that during extended periods of low interest rates, the yields of the Money Market Fund may become extremely low and possibly negative.

To reduce service expenses, we intend to send only one copy of the fund's reports per household regardless of the number of Owners at the household. However, any Owner may obtain additional reports upon Written Request.

We have entered into agreements with the investment advisers of several of the Funds under which the investment adviser pays us a servicing fee based upon an annual percentage of the average daily net assets invested by the Separate Account (and other of our separate accounts) in the Funds managed by that adviser. These percentages differ, and some advisers may pay us more than others. These fees are in consideration for administration services provided to the Funds by us. Payments of fees under these agreements by managers or advisers do not increase the fees or expenses paid by the Funds or their shareholders. As disclosed above, we have a minority ownership interest in Madison Asset Management, LLC, the investment advisor for the Ultra Series Fund. We expect to receive revenue from Madison Asset Management, LLC or an affiliate that is based, in part, on the amount of assets in the Ultra Series Fund.

You should carefully consider the investment objectives, risks, and charges and expenses of the Funds before investing. The Funds' prospectuses contain this and other information. You can receive a current copy of a prospectus for each of the Funds by contacting us at our Mailing Address.


THE INTEREST BEARING ACCOUNT
The Interest Bearing Account is part of our General Account. We use General Account assets to support our insurance and annuity obligations other than those funded by various separate accounts. The Interest Bearing Account is not subject to the same laws as the Separate Account and the SEC has not reviewed material in this prospectus relating to the Interest Bearing Account. However, information relating to the Interest Bearing Account is subject to federal securities laws relating to accuracy and completeness of prospectus disclosure. Subject to applicable law, we have sole discretion over investment of the Interest Bearing Account's assets. We bear the full investment risk for all assets contributed to the Interest Bearing Account. We guarantee that all Accumulated Value allocated to the Interest Bearing Account is credited interest daily at a net effective interest rate of at least 4%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. The Interest Bearing Account is not available in New Jersey.

                                   THE POLICY
================================================================================

THE POLICY


We no longer issue new Policies or new riders on any Policy. Please note that certain provisions of your Policy may be different than the general description in this Prospectus, and certain riders and options may not be available because of legal restrictions in your state. Contact us at our Mailing Address or see your Policy for specific variations since any such variations will be included in your Policy or in riders or endorsements attached to your Policy.


FLEXIBILITY OF PREMIUMS
The Policy provides for a schedule of planned annual premiums determined by you. You are not required, however, to pay premiums in accordance with the schedule. Premiums are generally flexible both as to timing and amount. Premiums must be large enough to keep the Policy In Force. You may pay premiums after the initial premium at any time while the Policy is In Force.

We will process additional Premium at the Accumulation Unit Value next determined after the request is received in good order at our Mailing Address. If we receive your Premium on a Valuation Day at our Mailing Address in good order by the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time), your Premium will be applied with that day's Accumulation Unit Value.

If you want the no-Lapse guarantee to be in effect, you must make planned annual premium payments in an amount that, if paid each year for the first three Policy Years, will keep the no-Lapse guarantee in effect. The specifications page of your Policy indicates the minimum premium. If you want the minimum death benefit guarantee to be in effect so that the Policy will not Lapse during the later of the Insured's Attained Age 65 or 10 years from the Issue Date, you must pay the Target Premium until the later of Attained Age 65 or 10 years from the Issue Date. The Target Premium is generally determined by dividing the minimum premium by 0.60, and is shown on the specifications page of your Policy.

If you do not choose to utilize the no-Lapse guarantee or minimum death benefit guarantee, the initial premium is at least one-twelfth (1/12) of the minimum premium. The minimum premium is the minimum annual amount that, if paid each year for the first three Policy Years, will keep the no-Lapse guarantee in effect for that time. The minimum initial premium for your Policy is shown on the Policy's data page.

We may refuse any premium payment that is less than $25.

The total of all premiums paid may never exceed the maximum premium limitation determined by the Code for treatment of the Policy as a life insurance policy. If at any time a premium is paid which would result in total premiums exceeding the maximum premium limitation, we will only accept that portion of the premium which would make total premiums equal the maximum. We will return any excess amount and will not accept further premiums until the maximum premium limitation increases.

We may refuse any Premium or part of a Premium that would increase the Face Amount by more than the amount of the Net Premium.

ALLOCATION OF NET PREMIUMS
You determine what percentages of the Net Premiums are allocated to each Subaccount and the Interest Bearing Account. The minimum allocation is 1% of any Net Premium using whole percentages. If the initial premium is received before we issue the Policy, it is held in our General Account until the Issue Date. On the first Valuation Day following the Record Date, the Net Premium plus interest from the Issue Date, and less Monthly Deductions and amounts held in the Deferred Charges Account are allocated to the Subaccounts of the Separate Account and the Interest Bearing Account in the percentages established by the Owner and recorded on the application for the Policy. These allocations apply to future Net Premiums until the allocations are changed by the Owner.

LAPSE
Unless the No-Lapse Guarantee is in effect (see "Premiums to Prevent Lapse" below), if your Net Cash Value on any Monthly Day is insufficient to pay the Monthly Deduction, then we will mail you a written notice informing you that a grace period has begun under the Policy. The grace period will end 61 days after the date on which we must receive the payment. If sufficient Net Premium is not paid during the grace period, the Policy will Lapse without value. The Net Premium required to terminate the grace period is that which is sufficient to pay overdue Monthly Deductions plus the anticipated amount of the next two Monthly Deductions and loan interest due during the grace period. If the Insured dies during the grace period, unpaid Monthly Deductions and any outstanding loan balance will be deducted from the Death Benefit Proceeds.

REINSTATEMENT
You may ask to have a Lapsed Policy reinstated. We will reinstate a Policy based upon the original terms of the Policy if all of the following conditions are met:

       o The Owner makes a Written Request to reinstate the Policy within five years after the Lapse.

       o    The Insured meets our insurability requirements.

       o The Owner pays Net Premiums in an amount sufficient to increase the Net Cash Value to zero by the end of the grace period plus the anticipated amount of three monthly deductions and any loan interest due.

       o If Lapse occurs during the twelve months following the Issue Date or a Specified Amount increase, you pay an amount equal to the difference between Deferred Charges on the date of Lapse and Deferred Charges on the date of reinstatement, computed as if the Lapse had not occurred.

       o You pay the amount of or reinstate any loan outstanding as of the date of Lapse.

A reinstatement becomes effective only after we approve it. We will reinstate Accumulated Value to the Deferred Charges Account in an amount equal to the lesser of the Deferred Charges on the date of Lapse or Deferred Charge on the date of reinstatement, computed as if the Policy had not Lapsed. After reinstatement, the Deferred Charges will be handled as if the Lapse had not occurred. Cost of Insurance rates following reinstatement, if approved, will be based upon the risk classification of the reinstated policy.

PREMIUMS TO PREVENT LAPSE
If your Policy meets the premium requirements of one of the guarantees described below, your Policy will continue In Force for the duration of the guarantee. The guarantees described may vary by state.

       a. No-Lapse Guarantee: If at all times during the first three Policy Years the sum of the premiums received to date, less all partial withdrawals and Indebtedness, is at least equal to the monthly minimum premium multiplied by the number of months (plus one month) the Policy has been in Force, the Policy will not Lapse. The monthly minimum premium is the minimum premium (the minimum annual amount needed each year during the first three Policy Years to keep the no-Lapse guarantee in effect) divided by 12. If any requested increase in Specified Amount is made during the first three Policy Years, the no-Lapse guarantee is recalculated.

            In cases where the no-Lapse guarantee is in effect and there is insufficient Net Cash Value to pay the monthly deduction, the Deferred Charges Account will be used to pay the Monthly Deduction. Deferred Charges are collected only if the Policy is surrendered during the first nine Policy Years after the Issue Date or the first nine years after an increase in Specified Amount, whichever is applicable. We will waive any Monthly Deduction remaining after the Deferred Charges have been exhausted.

       b. Minimum Death Benefit Guarantee: The minimum death benefit guarantee provides that we will pay a minimum amount of death benefit if, at all times, the sum of the premiums received to date, less all partial withdrawals and Policy loans, is at least equal to the monthly Target Premium multiplied by the number of months (plus one month) the Policy has been In Force. The Target Premium is stated on the specifications page of the Policy and is generally determined by dividing the minimum premium by 0.60. Thus, if the Owner pays a premium at least equal to the Target Premium each year, the Policy will remain In force and the minimum death benefit will be paid even if the Net Cash Value is insufficient to pay Monthly Deductions on a Monthly Day and the Policy would otherwise Lapse. The monthly Target Premium is the Target Premium divided by twelve. The minimum death benefit guarantee expires at the later of Attained Age 65 or 10 years from the Issue Date.

            The Target Premium will be increased or decreased, as appropriate, when you request to increase or decrease in the Specified Amount, change the Death Benefit Option, or add or delete riders.

            If the premiums required to maintain the minimum death benefit guarantee are not paid, the minimum death benefit guarantee will be lost. We will mail you notice of this loss, after which you will have 60 days to reinstate the minimum death benefit guarantee by paying premiums sufficient to raise the total premiums to the required amount. If the necessary premiums are not paid within the 60 day grace period, the minimum death benefit guarantee cannot be reinstated.

            Where the minimum death benefit guarantee is in effect and there is insufficient Net Cash Value to pay the Monthly Deduction, Deferred Charges will be used to pay the monthly deduction during those first nine Policy Years. During those years, any Monthly Deduction remaining after amounts in the deferred Charges Account have been exhausted will be waived. In the 10th Policy Year and beyond, any Monthly Deduction in excess of the Net Cash Value will be waived.

DEATH BENEFIT PROCEEDS

Payment of Death Benefit Proceeds. When we receive satisfactory, written proof of the Insured's death at our Mailing Address, we will pay the Death Benefit Proceeds to the Beneficiary. If no Beneficiary survives the Insured, we will pay the Death Benefit Proceeds to you, the owner, if living, or to your estate. The death benefit is paid when we have received Due Proof of Death and proof of each beneficiary(ies) interest, which shall include the required documentation and proper instructions from each of the beneficiary(ies).

We will pay Death Benefit Proceeds payable to your estate in one sum. We will pay Death Benefit Proceeds payable to you or to other beneficiaries in one sum unless another settlement option is selected. If the Beneficiary is not a natural person, Death Benefit Proceeds due may only be applied under settlement options we consent to.

We pay interest on single sum Death Benefit Proceeds from the date we receive proof of death (or from the date of the Insured's death, if required by law), until the date of payment. Interest is paid at an annual rate that we determine.

During the Insured's lifetime, you may elect a settlement option for the payment of the Death Benefit Proceeds. To make such an election, we must receive the written consent of all Irrevocable Beneficiaries and assignees. After the Insured's death, if you did not select a settlement option, any Beneficiary entitled to receive the proceeds in one sum may select a settlement option.


Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of 3 to 5 years from the policy's Maturity Date or date the Death Benefit Proceeds are due and payable. For example, if the payment of Death Benefit Proceeds has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary, or the Beneficiary does not come forward to claim the Death Benefit Proceeds in a timely manner, the Death Benefit Proceeds will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This "escheatment" is revocable, however, and the state is obligated to pay the Death Benefit Proceeds if the Beneficiary steps forward to claim the Death Benefit Proceeds with the proper documentation. To prevent such escheatment, it is important that you update your beneficiary designations, including addresses, if and as they change. Such updates should be communicated in writing at our Mailing Address.


Death Benefit Options 1 and 2. You may select one of two Death Benefit Options. Your selection will affect the death benefit, the Monthly Deduction, and the Accumulated Value. Under either option, Death Benefit Proceeds are equal to the Face Amount on the date of death, plus any premiums received after the date of death, minus Indebtedness.

However, the Face Amount differs under the two Death Benefit Options. The Face Amount under option 1 is the greater of (a) the Specified Amount, or (b) the Accumulated Value on the date of death multiplied by the Death Benefit Ratio. The Face Amount under option 2 is the greater of (a) the Specified Amount plus the Policy's Accumulated Value on the date of death, or (b) the Accumulated Value on the date of death multiplied by the Death Benefit Ratio.

The Death Benefit Ratio is the ratio of Face Amount to Accumulated Value required by the Code for treatment of the Policy as a life insurance policy. The Death Benefit Ratio varies by Attained Age as shown in Appendix B of the SAI. The death benefit factor decreases from year to year as the Attained Age of the Insured increases.

CHANGE OF DEATH BENEFIT OPTION
You may change the Death Benefit Option at any time by Written Request. Changing the Death Benefit Option may have tax consequences. A change becomes effective as of the first Monthly Processing Day after we receive a Written Request requesting the change, or the first Monthly Processing Day after underwriting is complete if evidence was requested. The written consent of all assignees and irrevocable beneficiaries must be obtained prior to the change. We may require evidence of insurability.

If option 1 is changed to option 2, the Specified Amount is reduced by the amount of the Policy value as of the effective date of the change. This change does not alter the amount of the Policy's death benefit at the time of the change, but does affect how the death benefit is determined from that point on. The death benefit will vary with Policy value from that point on, unless the death benefit derived from application of the death benefit percentage factor applies. We may decline a change from Death Benefit Option 2 if the resulting Specified Amount would be less than $50,000 ($10,000 for Issue Ages 65 and over).

If option 2 is changed to option 1, the Specified Amount is increased by the amount of the Policy value as the effective date of the change. This change does not alter the amount of the Policy's death benefit at the time of the change, but does affect the determination of the death benefit from that point on. The death benefit as of the date of the change becomes the new Specified Amount and remains at that level, unless the death benefit derived from application of the death benefit percentage factor applies.

Your insurance goals should determine the appropriate Death Benefit Option. If you prefer to have favorable investment results and additional Net Premiums reflected in the form of an increased death benefit, you should choose Death Benefit Option 2. If you are satisfied with the amount of insurance coverage and wish to have favorable investment results and additional Net Premiums reflected to the maximum extent in increasing Cash Value, you should choose Death Benefit Option 1.

A change of Death Benefit Option may also change the Cost of Insurance for the duration of the Policy. Though the Cost of Insurance rate is the same under both options, the Net Amount at Risk varies inversely with Policy value under option 1, but is constant under option 2, unless the death benefit derived from application of the death benefit percentage factor applies.

A change of Death Benefit Option may have tax consequences. You should consult a tax advisor before changing the Death Benefit Option.

ACCELERATED BENEFIT OPTION
If you elect to receive an accelerated payment of the death benefit and provide us with satisfactory evidence that the Insured is terminally ill, we will advance up to 50% of a Policy's eligible death benefit subject to a $250,000 maximum per Insured. Terminal illness is a non-correctable medical condition in which the Insured's life expectancy is no more than twelve months. The eligible death benefit is the death benefit calculated without including Accumulated Value. We assess an administrative charge (of no more than $300) for an accelerated payment of the death benefit and deduct interest on the amount paid. As a result, the Death Benefit Proceeds payable to the Beneficiary upon the death of the Insured is reduced by an amount greater than the amount you receive as an accelerated benefit.

In order to be considered eligible, the coverage must:

       1)   be In Force other than as extended term insurance; and
       2) have more than two years until its maturity or expiration date, from the date written notification to exercise this benefit is received by us at our Mailing Address.

The accelerated benefit option is not available in all states and may vary by state. The tax consequences of accelerated benefits are uncertain and you should consult a tax advisor before exercising this option.

CHANGE OF SPECIFIED AMOUNT
A Written Request is needed to change the Specified Amount. Changing the Specified Amount is currently allowed at any time. We may discontinue our current practice of allowing a change in Specified Amount during the first Policy Year. Changing the Specified Amount may have tax consequences. You should consult a tax advisor before changing the specified amount. If more than one increase is requested in a Policy Year, we may charge $50 for each increase after the first. Changes are subject to the following conditions.

Decreases. We may require that the Specified Amount after any decrease be at least $50,000 ($10,000 for Issue Ages 65 and over). The decrease is effective as of the Monthly Processing Day coincident with or next following the day the request is received by us at our Mailing Address. The effective date of the decrease will be shown on an endorsement to the Policy. For purposes of determining the Cost of Insurance, any decrease is applied to the initial Specified Amount and to increases in the Specified Amount in reverse order in which they became effective. A decrease does not result in reduced Deferred Charges.

Increases. A supplemental application containing evidence of insurability satisfactory to us is required. The increase is effective as of the first Monthly Processing Day after we receive the Written Request requesting the change, or the first Monthly Processing Day after underwriting is complete if evidence was requested. The effective date of the increase will be shown on an endorsement to the Policy. The incontestable and suicide provisions apply to the increase as if a new Policy had been issued for the amount of the increase.

The Net Cash Value of the original Policy, as well as any premiums paid at the time of the increase, and any premiums paid after the increase will be allocated between the original Specified Amount and the increased Specified Amount according to the ratios of their respective guideline annual premiums (as defined under the 1940 Act).

Because the Deferred Charges are a function of Specified Amount, an increase in Specified Amount results in an increase in the applicable Deferred Charge. No additional Deferred Charges will accrue for increases in Specified Amount due to the Automatic Increase Rider or a change from Death Benefit Option 2 to Death Benefit Option 1.

Likewise, because the Administrative Charge is a function of Specified Amount, an increase in Specified Amount results in an increase in the ongoing Administrative Charge. As with the Deferred Charges, an increase resulting from a change in death benefit death option 2 to option 1 does not result in an increase in the Administrative Charge.

We may require for a Specified Amount increase, the payment of additional premiums in an amount equal to the initial premium which would be charged based on Attained Age and rating class for a newly-issued Policy with a Specified Amount equal to the amount of increase.

The rating class assigned to an increase in Specified Amount may result in the use of a Cost of Insurance rate different than the Cost of Insurance rate charged on the original Specified Amount.

POLICY VALUES

Accumulated Value. The Accumulated Value is the sum of the values attributable to the Policy in the Loan Account, Deferred Charges Account, each Subaccount, and the Interest Bearing Account. Accumulated Value is determined as of the end of each Valuation Period. The Loan Account is part of our General Account into which is transferred an amount equal to any Policy loans. The Deferred Charges Account is part of our General Account in which Policy values are held in support of the deferred sales and administrative charges.

Accumulated Value increases whenever:

       o    Investment gains occur in any Subaccount.
       o Interest is credited to the Policy for amounts held in the Interest Bearing Account.
       o Interest is credited to the Policy for any loan amounts held in the Loan Account.
       o    Additional Net Premiums are paid.
       o Policy dividends are paid into the Subaccounts or Interest Bearing Account.

Accumulated Value decreases whenever:

       o    Investment losses occur in any Subaccount.
       o    Monthly Deduction or service fees are paid.
       o    A partial withdrawal is made.
       o    Net Cash Value is reduced by the amount of the transfer charge.

Accumulated Value is unaffected when:

       o    A Policy loan is either disbursed or repaid.
       o Accumulated Value is transferred between any Subaccount or Interest Bearing Account and the Loan Account, between Subaccounts or between the Subaccounts and the Interest Bearing Account (exclusive of any transfer charge).

Accumulated Value is determined as of the end of each Valuation Period by adding the value attributable to the Policy in the Loan Account, Deferred Charges Account, each Subaccount, and the Interest Bearing Account.

Accumulated Value in an Interest Bearing Account. As of the end of any Valuation Period, a Policy's value in the Interest Bearing Account is equal to:

       o    aggregate Net Premium allocated to the Interest Bearing Account;
            plus
       o    Accumulated Value transferred to the Interest Bearing Account; plus
       o    interest credited to the Interest Bearing Account; minus
       o any partial withdrawals (including any applicable surrender charges deducted); minus
       o any transfers of Accumulated Value from the Interest Bearing Account (including any transfer fees); minus
       o the aggregated portion of monthly deductions made from the Interest Bearing Account; less
       o the Interest Bearing Account's portion of any Increase of Specified Amount Charge.

Accumulated Value in the Subaccounts. Accumulated Value in a Subaccount reflects the investment experience of that Subaccount and the Accumulated Value in all Subaccounts reflects the weighted investment experience of those Subaccounts.

The Accumulated Value in any Subaccount as of the Policy Issue Date is equal to the amount of the initial Net Premium allocated to that Subaccount. For subsequent Valuation Periods, the Accumulated Value in the Subaccount is equal to that part of any Net Premium allocated to and any Accumulated Value transferred to the Subaccount during the Valuation Period, adjusted by dividends, realized and unrealized net capital gains and losses during the Valuation Period, and decreased by partial withdrawals (including any applicable surrender charges) from the Subaccount during the Valuation Period and by any transfers of Accumulated Value (including any transfer fees) from the Subaccount during the Valuation Period. Net Premiums allocated to a Subaccount and Accumulated Value transferred to a Subaccount are converted into Units. For each such allocation or transfer, the number of Units of a Subaccount credited to a Policy is determined by dividing the dollar amount of the allocation or transfer directed to the Subaccount by the value of the Subaccount's Unit for the Valuation Period during which the allocation or transfer is made. Therefore, Net Premium allocated to or Accumulated Value transferred to a Subaccount increases the number of the Subaccount's Units credited to the Policy as of the end of the Valuation Period for which they are credited.

Certain events reduce the number of Units of a Subaccount credited to a Policy. Partial withdrawals or transfers of Accumulated Value from a Subaccount result in the cancellation of an appropriate number of Units of that Subaccount, as do:
(1) surrender of the Policy, (2) payment of the Death Benefit Proceeds, and (3) the deduction of that Subaccount's share of the monthly deduction or any applicable Increase of Specified Amount Charge. Units are redeemed as of the end of the Valuation Period during which the transaction is executed or we receive notice regarding the event.

The value of a Unit for a Subaccount is calculated for each Valuation Period subtracting (2) from (1) and dividing the result by (3) where:

         (1) is (a) the net assets of the Subaccount as of the end of the Valuation Period; (b) plus or minus the net charge or credit with respect to any taxes paid or any amount set aside as a provision for taxes during the Valuation Period.

         (2) is a daily factor representing the mortality and expense risk charge multiplied by the number of days in the Valuation Period.

         (3) is the number of Units outstanding as of the end of the Valuation Period.

The Unit Value may increase or decrease from one Valuation Period to the next and varies between Subaccounts.

TRANSFER OF VALUES
You may make the following transfers of Accumulated Value: (1) between Subaccounts; (2) from a Subaccount to the Interest Bearing Account; and (3) from the Interest Bearing Account into the Subaccounts only during the 30 day period beginning on and immediately following the Policy Anniversary (we are currently waiving this restriction). The first four transfers in a Policy Year are free. We may charge $20 for the fifth and each additional transfer in a Policy Year. We currently waive this fee. All transfer requests received as of the same Valuation Day are treated as one transfer for the purposes of assessing the transfer fee.

A request to transfer Subaccount Values to other Subaccounts and/or Interest Bearing Account or from Interest Bearing Account to one or more Subaccounts which is received before the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time) will take effect as of the day it is received. Transfer requests received after that time are processed as the following Valuation Day.

We may restrict the ability to transfer Policy value among Subaccounts and/or the Interest Bearing Account if we believe such action is necessary to maintain the tax status of the Policies.

Transfers can be made by Written Request. The Written Request will take effect as of the day it is received if received before the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time) at our Mailing Address. Any requests received after the close of regular trading on the New York Stock Exchange (usually, 3:00 pm. Central Time) will be processed as of the next Valuation Day.

TELEPHONE AND FACSIMILE TRANSFERS
You also may make transfers by telephone if we have a signed telephone transfer authorization form from you. We cannot, however, guarantee that telephone transfer privileges will be available at all times. We will exercise reasonable care to prevent unauthorized telephone transactions. For example, we will:

       o    Record calls requesting transfers.
       o Ask the caller questions in an attempt to determine if you are the Owner.
       o Transfer funds only to other Subaccounts and to the Interest Bearing Account.
       o    Send a written confirmation of each transfer.

We also permit written transfer requests by facsimile provided that we have an original signed fax authorization from you. We may discontinue allowing telephone and fax transfers at any time and for any reason. In the event we discontinue this privilege, we will send written notice to all Owners who have currently valid telephone and fax authorizations on file. Please note that the use of facsimile may not always be available. Any facsimile operation can experience outages or slowdowns for a variety of reasons that may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you can make your transaction request by calling or writing us at our Mailing Address.

If we use reasonable procedures and believe the instructions to be genuine, you bear the loss if someone gives unauthorized or fraudulent telephone or facsimile transfer requests to us.

ADDITIONAL TRANSFER LIMITATIONS
Frequent, large, or short-term transfers among Subaccounts, such as those associated with "market timing" transactions, can adversely affect the Funds and the returns achieved by Owners. In particular, such transfers may dilute the value of Fund shares, interfere with the efficient management of the Funds, and increase brokerage and administrative costs of the Funds. These costs are borne by all Owners allocating purchase payments to the Subaccounts and other Fund shareholders, not just the Owner making the transfers. In order to try to protect Owners and the Funds from potentially harmful trading activity, we have adopted Frequent Transfers Procedures.

Detection. We employ various means in an attempt to detect, deter, and prevent inappropriate frequent, large, or short-term transfer activity among the Subaccounts that may adversely affect other Owners or Fund shareholders. We may vary the Frequent Transfers Procedures with respect to the monitoring of potential harmful trading activity from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. However, we will apply the Frequent Transfers Procedures, including any variance in the Frequent Transfers Procedures by Subaccount, uniformly to all Owners. We also coordinate with the Funds to identify potentially inappropriate frequent trading, and will investigate any patterns of trading behavior identified by Funds that may not have been captured through operation of the Frequent Transfers Procedures.

Please note that despite our best efforts, we may not be able to detect nor stop all harmful transfers.

Deterrence. If we determine under the Frequent Transfers Procedures that an Owner has engaged in inappropriate frequent transfers, we notify Owner that from that date forward, for three months from the date we mailed the notification letter, the telephone transfer and withdrawal privilege will be revoked. He or she will only be permitted to make transfers or withdrawals by Written Request with an original signature conveyed through the U.S. mail or overnight delivery service.

In our sole discretion, we may revise the Frequent Transfers Procedures at any time without prior notice as necessary to (i) better detect and deter frequent, large, or short-term transfers that may adversely affect other Owners or Fund shareholders, (ii) comply with state or federal regulatory requirements, or
(iii) impose additional or alternate restrictions on Owners who make inappropriate frequent transfers (such as dollars or percentage limits on transfers). We also may, to the extent permitted by applicable law, implement and administer redemption fees imposed by one or more of the Funds in the future. If required by applicable law, we may deduct redemption fees imposed by the Funds. Further, to the extent permitted by law, we also may defer the transfer privilege at any time that we are unable to purchase or redeem shares of the Funds. You should be aware that we are contractually obligated to prohibit purchases and transfers or redemptions of Fund shares at the Fund's request.

We currently do not impose redemption fees on transfers, or expressly allow a certain number of transfers in a given period, or limit the size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our policies in deterring inappropriate frequent transfers or other disruptive transfers and in preventing or limiting harm from such transfers.

Our ability to detect and deter such transfer activity is limited by our operational and technological systems, as well as by our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. Accordingly, despite our best efforts, we cannot guarantee that the Frequent Transfers Procedures will detect or deter frequent or harmful transfers by such Owners or intermediaries acting on their behalf. We apply the Frequent Transfers Procedures consistently to all Owners without waiver or exception.

Fund Frequent Trading Policies. The Funds have adopted their own policies and procedures with respect to inappropriate frequent purchases and redemptions of their respective shares. The prospectuses for the Funds describe any such policies and procedures. The frequent trading policies and procedures of a Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Funds and the polices and procedures we have adopted to discourage inappropriate frequent transfers. Accordingly, Owners and other persons who have material rights under the Contracts should assume that the sole protections they may have against potential harm from frequent transfers are the protections, if any, provided by the Frequent Transfers Procedures. You should read the prospectuses of the Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.

Omnibus Orders. Owners and other persons with material rights under the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from intermediaries such as retirement plans and separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and individual retirement plan participants. The omnibus nature of these orders may limit each Fund's ability to apply its respective frequent trading policies and procedures. In addition, if a Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in inappropriate frequent transfers, the Fund may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

You should be aware that we are required to provide to a Fund or its designee, promptly upon request, certain information about the transfer activity of individual Owners and, if requested by the Fund, to restrict or prohibit further purchases or transfers by specific Owners identified by the Fund as violating the frequent trading policies established for that Fund.

CHANGE OF ALLOCATIONS
You may request a change in the allocation of future Net Premiums in writing or by telephone. You may also change the percentages of Monthly Deductions withdrawn from each Subaccount and Interest Bearing Account in writing or by telephone. Any allocation to, or withdrawal from, a Subaccount or Interest Bearing Account must be at least 1% of Net Premiums and only whole percentages are allowed.

Allocation changes requested by telephone or fax will be followed only if you have a telephone or fax authorization on file at our Mailing Address.

A telephone or fax request to change allocation of premiums will be effective for the first premium payment on or following the date the request for change is received by us at our Mailing Address. A request to change the allocation of withdrawal of Monthly Deductions will be effective on the first Monthly Day on or following the date the request is received by us at our Mailing Address.

DOLLAR-COST AVERAGING
If elected at the time of the application or at any other time by Written Request, you may systematically or automatically transfer (on a monthly basis) specified dollar amounts from the Ultra Series Money Market Class I Subaccount to other Subaccounts. The fixed dollar amount will purchase more accumulation units of a Subaccount when their value is lower and fewer units when their value is higher. Over time, the cost per accumulation unit averages out to be less than if all purchases had been made at the highest value and greater than if all purchases had been made at the lowest value. The dollar-cost averaging method of investment reduces the risk of making purchases only when the price of accumulation units is high. It does not assure a profit or protect against a loss in declining markets.

The minimum transfer amount for dollar-cost averaging is the equivalent of $100 per month. If less than $100 remains in the Ultra Series Money Market Class I Subaccount, the entire amount will be transferred. The amount transferred to a Subaccount must be at least 1% of the amount transferred and must be stated in whole percentages.

Once elected, dollar-cost averaging remains in effect until the earliest of: (1) the Accumulated Value in the Ultra Series Money Market Class I Subaccount is depleted to zero; (2) you cancel the election by Written Request; or (3) for three successive months, the Accumulated Value in the Ultra Series Money Market Class I Subaccount has been insufficient to implement the dollar-cost averaging instructions you have given to us. We will notify you when dollar-cost averaging is no longer in effect. There is no additional charge for using dollar-cost averaging. Dollar-cost averaging transfers do not count against the four free transfers in a Policy Year. We may discontinue offering dollar-cost averaging at any time and for any reason. We may discontinue offering automatic transfers at any time for any reason.

SURRENDER AND PARTIAL WITHDRAWALS
You may, by Written Request, make surrenders under your Policy, subject to obtaining the prior written consent of all assignees or irrevocable Beneficiaries. You may, by Written Request, make partial withdrawals under your Policy, subject to obtaining the prior written consent of all assignees or irrevocable Beneficiaries. A surrender or partial withdrawal of the Policy will take effect as of the day the Written Request is received, if received before the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time) at our Mailing Address. Any requests after the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time) will be processed as of the next Valuation Day. Payments generally are made within seven days of the effective date unless a suspension of payments is in effect. Surrenders and partial withdrawals may have adverse tax consequences. For information on possible tax effects of surrenders and partial withdrawals, see Tax Treatment of Policy Benefits.

Policy Surrender. You may surrender the Policy for its Net Cash Value, in which case we may require the return of the Policy. We will determine the Net Cash Value as of the end of the Valuation Period during which the surrender date occurs. The Policy and all insurance terminate upon surrender.

Partial Withdrawals. You may take a portion of your Policy's Net Cash as a partial withdrawal. A partial withdrawal may have adverse tax consequences. An amount up to the Net Cash Value, less one or two months of insurance charges, may be taken as a partial withdrawal. You may specify the allocation percentages among the Subaccount(s) and Interest Bearing Account from which the partial withdrawal is to be made. We will not deduct any contingent deferred sales or administrative charges in the case of a partial withdrawal, but may apply a service charge against the amount withdrawn equal to the lesser of $25 or 2% of that amount. If no specification is made, we will withdraw the amount from the Subaccounts and Interest Bearing Account in the same percentages as Monthly Deductions are deducted. If there is insufficient Accumulated Value to follow these percentages, the partial withdrawal amount will be withdrawn on a pro rata basis based on the Accumulated Value in the Subaccounts and Interest Bearing Account. The partial withdrawal fee is deducted from amounts withdrawn from the Subaccounts and the Interest Bearing Account on the same pro rata basis, unless otherwise directed by the Owner. We currently waive the partial withdrawal fee.

No partial withdrawal will be allowed if the Specified Amount remaining under the Policy would be less than $40,000 ($8,000 if Issue Age is 65 and over).

Unless the Face Amount derived from the application of the Death Benefit Ratio applies, under either Death Benefit Option, a partial withdrawal will reduce both the Accumulated Value and Face Amount by the amount surrendered but will not affect the Cost of Insurance. Under Death Benefit Option 1, the Specified Amount is also reduced by the same amount. The Specified Amount is not changed by a partial withdrawal under Death Benefit Option 2. If the Face Amount derived from the application of the Death Benefit Ratio applies, the effect on the monthly Cost of Insurance and Face Amount is somewhat different. The Face Amount is then decreased by more than the amount surrendered, and the monthly Cost of Insurance is less than it would have been without the surrender.

MATURITY
The Policy matures on the Policy Anniversary following the Insured's 95th birthday. Coverage under the Policy ceases on that date and you will receive maturity proceeds equal to the Net Cash Value as of that date.

PAYMENT OF PROCEEDS/SETTLEMENT OPTIONS
There are several options for receiving Death Benefit Proceeds, surrender proceeds, and maturity proceeds, other than in a lump sum. None of these options vary based upon the performance of the Separate Account. Proceeds payable to other than a natural person will be applied only under settlement options agreed to by us. For more information concerning the options listed below, please contact us at our Mailing Address. The available settlement options are as follows:

       o    Interest Option
       o    Installment Option
       o    Life Income - Guaranteed Period Certain
       o    Joint and Survivor Life

In lieu of one of the above options, the Death Benefit Proceeds may be applied to any other settlement option we make available.

SUSPENSION OF PAYMENTS
For amounts allocated to the Separate Account, we may suspend or postpone the right to transfer among Subaccounts, make a surrender or partial surrender, or take a Policy loan when:

       1. The New York Stock Exchange is closed other than for customary weekend and holiday closings.

       2. During periods when trading on the Exchange is restricted as determined by the SEC.

       3. During any emergency as determined by the SEC which makes it impractical for the Separate Account to dispose of its securities or value its assets.

       4. During any other period permitted or required by order of the SEC for the protection of investors.

To the extent values are allocated to the Interest Bearing Account, the payment of full or partial surrender proceeds or loan proceeds may be deferred for up to six (6) months from the date of the surrender or loan request, unless state law requires exception to the period of deferment. Death Benefit Proceeds may be deferred for up to 60 days from the date we receive proof of death. If payment is postponed for more than 29 days, we will pay interest at an effective annual rate of 4.00% for the period of postponement.

If mandated under applicable law, we may be required to reject a premium payment. We may also be required to provide additional information about your account to government regulators. In addition, we may be required to block an Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

POLICY LOANS

General. At any time prior to the Maturity Date while the Insured is still living and the Policy is In Force, you may, by Written Request, borrow money from us using the Cash Value as the security for the loan. The maximum amount that you may borrow is 80% (90% for Virginia residents) of the Cash Value of the Policy as of the date of the loan. You must obtain the written consent of all assignees and Irrevocable Beneficiaries before the loan is made. The Policy will be the sole security for the loan.

The loan date is the date a written loan request containing the necessary signatures is received by us at our Mailing Address. The loan value will be determined as of the loan date. Payment will be made within seven days of the loan date unless a suspension of payments is in effect.

Interest. We charge interest on amounts that you borrow. The interest rate charged is 8% and is an effective annual rate compounded annually on the Policy Anniversary. This rate is subject to change by us. Interest accrues on a daily basis from the loan date. Interest is due and payable at the end of each Policy Year. If interest is not paid when due, an amount equal to the interest due less interest earned on the Loan Account will be transferred from the Subaccounts and Interest Bearing Account to the Loan Account. The amount of loan interest billed will increase the loan principal and be charged the same rate of interest as the loan.

We credit Loan Account with interest at a minimum guaranteed rate of at least 4%. On each Policy Anniversary, interest earned on amounts in the Loan Account since the preceding Policy Anniversary is transferred to the Subaccounts and the Interest Bearing Account. Unless you specify otherwise, such transfers are allocated in the same manner as transfers of collateral to the Loan Account.

Loan Collateral. To secure a Policy loan to you, we withdraw an amount equal to the loan out of the Subaccounts and the Interest Bearing Account and transfer this amount into the Loan Account to be held there until the loan is repaid. You may specify how this transferred Accumulated Value is allocated among the Subaccounts and the Interest Bearing Account If you do not specify the allocation, we make the allocation in the based on the proportion that Monthly Deductions are withdrawn from the Subaccounts and Interest Bearing Account. If you make a specification but there are insufficient values in one or more of the Subaccounts and the Interest Bearing Account for withdrawal as you have specified, we will withdraw the loan amount from all Subaccounts and the Interest Bearing Account on a pro rata basis based on values in the Subaccounts and Interest Bearing Account.

Loan Repayment. Any Indebtedness may be repaid at any time while the Insured is still living and the Policy is In Force prior to the Maturity Date. Loan payments must be clearly marked as loan payments or we will treat them as premiums. As the loan is repaid, the amount repaid will be transferred from the Loan Account to the Subaccounts and the Interest Bearing Account in the same manner as premiums are allocated.

Effect of a Policy Loan. A loan, whether or not repaid, has a permanent effect on the death benefit and Accumulated Values because the investment results of the Subaccounts and current interest rates credited on Interest Bearing Account value do not apply to Accumulated Value in the Loan Account. The larger the loan and longer the loan is outstanding, the greater will be the effect of Accumulated Value being held as collateral in the Loan Account. Depending on the investment results of the Subaccounts or credited interest rates for the Interest Bearing Account while the loan is outstanding, the effect could be favorable or unfavorable. Policy loans also may increase the potential for Lapse if investment results of the Subaccounts to which Cash Value is allocated is unfavorable. If a Policy Lapses with loans outstanding, certain amounts may be subject to income tax. See "Federal Income Tax Considerations," for a discussion of the tax treatment of Policy loans. In addition, if a Policy is a modified endowment contract ("MEC"), loans may be currently taxable and subject to a 10% federal penalty tax.

                             CHARGES AND DEDUCTIONS
================================================================================

PREMIUM EXPENSE CHARGE
We deduct from premiums for Premium Expense Charges charged by your state of residence. We determine your state of residence by the mailing address as shown on our records. The initial percentage of reduction for state charges is shown on the specifications page of your Policy.

MONTHLY DEDUCTION
The Monthly Deduction due on each Monthly Day will be the sum of:

       o    the Cost of Insurance for that month; plus
       o    the monthly Policy fee; plus
       o    the monthly administrative fee; plus
       o    the cost of any additional benefits provided by rider, if any.

The Monthly Deduction is allocated to the subaccounts and interest bearing account values prescribed by the Owner and is collected by liquidating the number of units (or fraction of units) in Subaccounts (and/or withdrawing values from the Interest Bearing Account) in an amount equal to the amount of the Monthly Deduction, except during the second through ninth Policy Years, in which case the amount in the Deferred Charges Account in excess of the Deferred Charges will be first applied to the Monthly Deduction. The excess amount will include interest earned in the account and, when the Monthly Day falls on a Policy Anniversary, the amount released from the Deferred Charges Account.

On any Monthly Day when there is insufficient Net Cash Value to pay the Monthly Deduction and the no-Lapse guarantee or minimum death benefit guarantee is in effect, the Monthly Deduction remaining after the Net Cash Value is exhausted will be made from the Deferred Charges Account. If the Deferred Charges Account balance is insufficient to pay the Monthly Deduction, we will waive any Monthly Deduction remaining after the amount in the Deferred Charges Account has been exhausted.

In the 10th Policy Year and beyond, any Monthly Deduction in excess of the Net Cash Value will be waived by us if the minimum death benefit guarantee is still in effect.

The Owner may specify what percentages of the Monthly Deduction will be withdrawn from each Subaccount and the Interest Bearing Account. Each withdrawal from a Subaccount or the Interest Bearing Account must be at least 1% of the total Monthly Deduction. Only whole percentages are permitted. If a specification is not made, the withdrawals will be made in the same percentages as premiums are currently allocated among the Subaccounts and the Interest Bearing Account.

COST OF INSURANCE
This charge compensates us for the expense of underwriting the Face Amount. We determine a Cost of Insurance ("COI") rate on each Monthly Day. The COI rate for the Policy is determined by the Insured's Attained Age, gender, smoker status, and rating class. (For factors used in unisex Policies, see the Section entitled Unisex Policies.) Attained Age means Age on the most recent Policy Anniversary. COI rate charges depend on our expectations as to future mortality experience. The monthly COI rate will not exceed the rates shown in Table I - Guaranteed Maximum Insurance Rates contained in the Policy. However, we may charge less than these rates. While not guaranteeing to do so, we intend to charge less than the guaranteed maximum insurance rates after the 10th Policy Year. The guaranteed maximum insurance rates for each attained age are based on the 1980 CSO Mortality Tables, Age last birthday.

The COI is determined by multiplying the COI rate by the Net Amount at Risk for a Policy. Under Death Benefit Option 2, the Net Amount at Risk is always the Specified Amount. Under Death Benefit Option 1, the Net Amount at Risk is the Specified Amount less the Accumulated Value. Therefore, under Death Benefit Option 1, all of the factors that affect Accumulated Value affect the Net Amount at Risk. For a Policy where there has been an increase in the Specified Amount, there is a Net Amount at Risk associated with the initial Specified Amount and a Net Amount at Risk associated with the increase. The COI rate applicable to the initial Specified Amount is usually less than that for the increase. Likewise, the Net Amount at Risk for the initial Specified Amount is multiplied by the COI rate for the initial Specified Amount to determine the COI charge for the initial Specified Amount and the Net Amount at Risk for the increase is multiplied by the COI rate for the increase to determine the COI for the increase. To compute the net amounts at risk after an increase for a Policy with an option 1 death benefit, Accumulated Value is first used to offset the initial Specified Amount, and any Accumulated Value in excess of the initial Specified Amount is then used to offset the increase in Specified Amount.

MONTHLY POLICY FEE
The monthly Policy fee is a fee we charge to compensate us for some of the administrative expenses associated with the Policy. The fee cannot be increased. It is equal to $3 per month for Policies with Issue Ages of 0-19 and $6 per month for all other Policies. It is not based on the Specified Amount.

MONTHLY ADMINISTRATIVE FEE
We assess an administrative fee of $.45 per thousand dollars of Specified Amount per year on a monthly basis to reimburse us for some of the administrative expenses associated with the Policy. On a monthly basis, the administrative fee amounts to $.0375 per thousand dollars of Specified Amount. The fee is based on the Specified Amount and cannot be increased unless the Specified Amount is changed. The fee will not be decreased in the event of a Specified Amount decrease. This fee is charged only during the first 10 Policy Years of the Policy or, on an increase in Specified Amount, during the first 10 Policy Years after the increase.

The monthly administrative fee, together with the monthly Policy fee, is designed to equitably distribute the administrative costs among all Policies.

COST OF ADDITIONAL BENEFITS
The cost of additional benefits will include charges for any additional insurance benefits added to the Policy by rider. These charges are for insurance protection, and the amounts will be specified in the Policy.

MORTALITY AND EXPENSE RISK CHARGE
We deduct daily a mortality and expense risk charge of .00002466% of the Policy's Net Asset Value in the Separate Account (and the Policy's Accumulated Value in the Interest Bearing Account), which is equal on an annual basis to 0.9% of the daily value of the net assets of the Separate Account (and the value in the General Account attributable to the Interest Bearing Account). The mortality risk assumed is that the Insured may not live as long as expected. The expense risk assumed by us is that the actual expense to us of administrating the Policy will exceed what we expected when setting the other charges under the Policy. Please note that the mortality and expense risk may generate profits. We may use any profits from this charge to finance other expenses, including expenses incurred in the administration of the Policies and distribution expenses of the Policies or for any other corporate purpose.


CONTINGENT DEFERRED SALES AND ADMINISTRATIVE CHARGES
To reimburse us for sales expenses and Policy issue expenses, including but not limited to registered representatives' commissions, advertising, sales materials, training allowances, and preparation of prospectuses, we deduct contingent deferred sales and administrative charges from the proceeds in the event of a complete surrender of the Policy during the first ten years or the first ten years following an increase in the Specified Amount. A chart showing the percentage of Deferred Charges remaining at the beginning of Policy Years 2 through 9 (or the same number of years following an increase in Specified Amount) is shown below. The contingent deferred sales charge will be used to offset the expenses that were incurred in the distribution of the Policy, including but not limited to representatives' commissions, advertising, sales materials, training allowances, and preparation of prospectuses. In no instance will the charge exceed 30% of the lesser of premiums paid or the "guideline annual premium." The "guideline annual premium" is approximately equal to the amount of premium that would be required on an annual basis to keep the Policy In Force if the Policy had a mandatory fixed premium schedule assuming (among other things) a 5% net investment return. If you would like to obtain the guideline annual premium specific to your contract, please contact us at our Mailing Address.


The Deferred Charges vary by the Age of Insured, gender, and smoking status and are shown on the specifications page of your Policy. For a 35-year-old male nonsmoker, the charges would be $7.71 per $1,000 of the Specified Amount. For a 50-year-old male nonsmoker, the charges would be $15.91 per $1,000 of Specified Amount. For a chart showing how the charges vary, see Appendix A in the SAI.


We use the contingent deferred sales and administrative charge to recover the first-year costs of underwriting and issuing the Policy. They are contingent in that they will not be collected unless the Policy is surrendered during the first nine Policy Years. We will not deduct any Deferred Charges from the proceeds in the event of a partial withdrawal of the Policy. The Deferred Charges generally build up monthly during the first Policy Year in twelve equal increments to the total Deferred Charges. Then the Deferred Charges decrease annually after the first year. The percentage of the Deferred Charges remaining in each Policy Year is:


--------------------------------------------------
 BEGINNING                     PERCENTAGE OF
POLICY YEAR             DEFERRED CHARGES REMAINING
--------------------------------------------------
     2                             95%
     3                             90%
     4                             85%
     5                             75%
     6                             65%
     7                             50%
     8                             35%
     9                             20%
    10+                             0%
--------------------------------------------------

At the time the Policy is issued, the first month's portion of the Deferred Charges is placed in a non-segregated portion of our General Account, which is referred to as the Deferred Charges Account. This amount will earn interest at a minimum rate of 4% per annum with us crediting additional interest, at our option, from time to time. At the next Monthly Day, taking into account the interest earned, we will transfer from the Separate Account and/or the Interest Bearing Account to the Deferred Charges Account the amount necessary to equal the current Deferred Charges. This withdrawal will be made in the same percentages as premiums are currently allocated among the Subaccounts and the Interest Bearing Account.

We will do the same for each month of the first Policy Year. If the Owner has not paid sufficient premium to build up the Deferred Charges to the appropriate level in the first Policy Year, additional amounts will be transferred out of the Separate Account and/or Interest Bearing Account in subsequent years. The transfers will continue until the Deferred Charges equal premiums required in the first year to completely fund the Deferred Charges, and the corresponding deductions had taken place every year, as scheduled.

We will release on the first Monthly Day of the second Policy Year the amount in the Deferred Charges Account in excess of 95% of the first Policy Year Deferred Charges, taking into account the interest earned. This process continues each Policy Year until the 10th Policy Year or until the Policy is surrendered.

The amount in the Deferred Charges Account is included in calculating the Accumulated Value of the Policy. We will withdraw Deferred Charges from the Deferred Charges Account only in the following instances:

       o    to pay surrender charges upon full surrender of the Policy;

       o to release amounts back to the Separate Account and/or Interest Bearing Account on the second through ninth Policy Anniversaries; and

       o to pay the Monthly Deduction when there is insufficient Net Cash Value and the no-Lapse guarantee or minimum death benefit guarantee is in effect.

In the latter two situations, allocations will be made in the same percentages as premiums are currently allocated among the Subaccounts and the Interest Bearing Account.

Net Premiums paid following the payment of the Monthly Deduction with Deferred Charges will first be transferred from the Subaccounts and/or Interest Bearing Account to the Deferred Charges Account on the day the premiums are received, to the extent necessary to bring the Deferred Charges Account to the same level as if no Deferred Charges had been used to pay the Monthly Deduction, and if on a Policy Anniversary, the reduction in Deferred Charges had taken place as scheduled. If the premium is paid on a Monthly Day during the first Policy Year, additional amounts will be transferred to the Deferred Charges Account. This process of using Deferred Charges to pay the Monthly Deduction will continue every Monthly Day that: (1) there is insufficient Net Cash Value to pay the Monthly Deduction; and (2) the no-Lapse guarantee or minimum death benefit guarantee are in effect; and (3) the Policy is not beyond the ninth Policy Year.

PARTIAL WITHDRAWAL FEE
If a partial withdrawal is made, we will not deduct any contingent deferred sales or administrative charges, but may make a service charge equal to the lesser of $25 or 2% of the amount surrendered for each partial withdrawal. These fees are currently waived by us.

TRANSFER FEE
An Owner may transfer a Policy's Accumulated Value among one or more of the Subaccounts and the Interest Bearing Account. Currently, we allow four transfers in each Policy Year without charge. After four transfers in any given Policy Year, we may deduct $20 per transfer from the amount transferred. These fees are currently waived by us.

FEDERAL AND STATE INCOME TAXES
Other than premium expense charge, no charges are currently made against the Separate Account and/or Interest Bearing Account for federal or state income taxes. In the event we determine that any such taxes will be imposed, we may make deductions from the Separate Account and/or Interest Bearing Account to pay such taxes.

DUPLICATE POLICY CHARGE
You can obtain a summary of your policy at no charge. There will be a $30 charge for a duplicate policy.

CHANGE OF SPECIFIED AMOUNT CHARGE
We will assess a $50 charge for each change in Specified Amount after the first in a Policy Year. This charge compensates us for administrative expenses associated with underwriting the increase in Specified Amount. We currently intend to waive certain fees as stated above. We, however, may reinstate the fees and charges in the future.

RESEARCH FEE
We may charge you up to $50 per request when you request information that is duplicative of information previously provided to you and that requires extensive research.

FUND EXPENSES
Expense of the Funds, including fees and charges, are discussed in the Funds' prospectuses and in their statements of additional information available by writing to us at our Mailing Address.

Please note that the Funds and their investment adviser are affiliated with us. In addition, as discussed under "Contingent Deferred Sales and Administrative Charges" above, the Funds pay us for performing certain administrative services.

ADDITIONAL INFORMATION
We sell the Policies through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as our insurance agents. We pay commissions to the broker-dealers for selling the Policies. You do not directly pay these commissions, we do. We intend to recover commissions, marketing, administrative and other expenses and the cost of Policy benefits through the fees and charges imposed under the Policies. See "Distribution of Policies" for more information.

                      OTHER POLICY BENEFITS AND PROVISIONS
================================================================================

ISSUE DATE
The Issue Date is the date used to determine Policy Anniversaries and Monthly Days. If a premium is paid with the application, the Issue Date will be no earlier than the date the application is received and no later than the Record Date. Insurance coverage will begin as of the Issue Date provided the applicant subsequently is deemed to have been insurable. If a premium is not paid with the application or the application is approved other than as applied for, the Issue Date will ordinarily be approximately 10 days after underwriting approval. Insurance coverage will begin on the later of the Issue Date or the date the premium is received.

OWNER, BENEFICIARY
You are the person who purchases the Policy and is named in the application. You may not be the Insured. You may name one or more Beneficiaries in the application. Beneficiaries may be primary or contingent. If no primary Beneficiary survives the Insured, payment is made to contingent Beneficiaries. Beneficiaries in the same class will receive equal payments unless otherwise directed. A Beneficiary must survive the Insured in order to receive his or her share of the Death Benefit Proceeds. If a Beneficiary dies before the Insured dies, his or her unpaid share is divided among the Beneficiaries who survive the Insured. The unpaid share will be divided equally unless you direct otherwise. If no Beneficiary survives the Insured, the Death Benefit Proceeds will be paid to you, if living, or to your estate.

You may change the Beneficiary while the Insured is living. The written consent of all Irrevocable Beneficiaries must be obtained before such a change. To make a change, you must provide us with a Written Request satisfactory to us. The request will not be effective until we record it. After the request is recorded, it will take effect as of the date you signed the request. We will not be responsible for any payment or other action taken before the request is recorded. We may require the Policy be returned for endorsement of the Beneficiary change.

RIGHT-TO-EXAMINE PERIOD
The Owner may cancel the Policy before the latest of the following three events:

       o    45 days after the date of the application;

       o 20 days after we have personally delivered or has sent the Policy and a Notice of Right of Withdrawal to the Owner by first class mail; or,

       o    20 days after the Owner receives the Policy.

To cancel the Policy, the Owner must mail or deliver a Written Request to cancel in good order to the representative who sold it or to us at our Mailing Address. Unless prohibited by state law the refund will include:

       o    All charges for state taxes deducted from premiums; plus

       o    Total amount of Monthly Deductions; plus

       o    Any other charges taken from the Accumulated Value; plus

       o The Accumulated Value on the date we received the Written Request to cancel the Policy in good order; minus


       o    Any Policy Indebtedness.


If required by state law, the refund amount will be equal to the total of all premiums paid for the policy. We may require that you return the Policy.


PAID-UP INSURANCE
The Policy may be exchanged, in whole or in part, for a paid-up whole life policy at any time prior to attained age 86, if the following conditions are met:

       A.   The Owner makes a Written Request for this Policy change;
       B. The Policy is one we are then issuing for the Insured's age and premium class;
       C.   The Policy is subject to our normal underwriting rules;
       D.   There is compliance with any other conditions determined by us; and
       E. Any indebtedness not repaid at the time of the change will be continued as a loan against the paid-up policy.

TRANSFER OF OWNERSHIP
The Owner may transfer ownership of the Policy. The written consent of all Irrevocable Beneficiaries must be obtained prior to such transfer. The Written Request must be in writing and filed at our Mailing Address. The transfer will take effect as of the date the Written Request was signed. We may require that the Policy be sent in for endorsement to show the transfer of ownership.

We are not responsible for the validity or effect of any transfer of ownership. We will not be responsible for any payment or other action we have taken before having received Written Request for the transfer. A transfer of ownership may have tax consequences. Consult a tax adviser before transferring ownership of the Policy.

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS
We may make additions to, deletions from, or substitutions for the shares of a Fund that are held in the Separate Account or that the Separate Account may purchase. If the shares of a Fund are no longer available for investment or if, in our judgment, further investment in any Fund should become inappropriate, we may redeem the shares, if any, of that Fund and substitute shares of another Fund. To the extent required by the 1940 Act or other applicable law, we will not substitute any shares attributable to a Policy's interest in a Subaccount without notice and prior approval of the SEC and state insurance authorities.

We also may establish additional Subaccounts of the Separate Account, each of which would invest in shares of a new corresponding Fund having a specified investment objective. We may, in our sole discretion, establish new Subaccounts or eliminate or combine one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing Owners on a basis to be determined by us. Some existing subaccounts may be closed to certain classes of Owners. Subject to obtaining any approvals or consents required by applicable law, the assets of one or more Subaccounts may be transferred to any other Subaccount if, in our sole discretion, marketing, tax, or investment conditions warrant.

In the event of any such substitution or change, we (by appropriate endorsement, if necessary) may change the Policy to reflect the substitution or change. Affected Owners will be notified of such a material substitution or change. If you object to the change, you may exchange the Policy for a fixed benefit whole life insurance policy then issued by us. The new Policy will be subject to normal underwriting rules and other conditions determined by us. No evidence of insurability will be necessary. The option to exchange must be exercised within sixty (60) days of notification to you of the investment Policy change. You may also surrender the Policy.

If we consider it to be in the best interest of Owners, and subject to any approvals that may be required under applicable law, the Separate Account may be operated as a management investment company under the 1940 Act, it may be deregistered under the 1940 Act if registration is no longer required, it may be combined with other Company separate accounts, or its assets may be transferred to another separate account of ours. In addition, we may, when permitted by law, restrict or eliminate any voting rights of Owners or other persons who have such rights under the Policies.

VOTING RIGHTS
We will vote Fund shares held in the Separate Account at regular and special shareholder meetings of the underlying Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. We will vote shares for which we have not received timely instructions and shares attributable to Policies sold to employee benefit plans not registered pursuant to an exemption from the registration provisions of the Securities Act of 1933, in the same proportion as we vote shares for which we have received instructions. This means that a small number of Owners may control the outcome of the vote. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or we otherwise determine that we are allowed to vote the shares in our own right, we may elect to do so.

You have the voting interest under a Policy. The number of votes you have a right to instruct will be calculated separately for each Subaccount. You have the right to instruct one vote for each $1 of Accumulated Value in the Subaccount with fractional votes allocated for amounts less than $1. The number of votes you have available will coincide with the date established by the Fund for determining shareholders eligible to vote at the relevant meeting of the Fund's shareholders. Voting instructions will be solicited by written communication before such meeting in accordance with procedures established by the Funds. Each Owner having a voting interest in a Subaccount will receive proxy materials and reports relating to any meeting of shareholders of the Fund in which that Subaccount invests.

We may, when required by state insurance regulatory authorities, vote shares of a Fund without regard to voting instructions from Owners, if the instructions would require that the shares be voted so as to cause a change in the sub-classification of a Fund, or investment objectives of a Fund, or to approve or disapprove an investment advisory contract for a Fund. In addition, we may, under certain circumstances, vote shares of a Fund without regard to voting instructions from Owners in favor of changes initiated by Owners in the investment Policy, or the investment adviser or the principal underwriter of a Fund. For example, we may vote against a change if we in good faith determine that the proposed change is contrary to state or federal law or we determine that the change would not be consistent with the investment objectives of a Fund and would result in the purchase of securities for the Separate Account which vary from the general quality and nature of investments and investment techniques used by our other Separate Accounts.

                           DISTRIBUTION OF THE POLICY
================================================================================

We no longer issue new Policies. CBSI serves as principal underwriter for the Policy. CBSI is a Wisconsin corporation and its home office is located at 2000 Heritage Way, Waverly, Iowa 50677. CBSI is our indirect, wholly owned subsidiary, and is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as amended, as well as with the securities commissions in the states in which it operates, and is a member of Financial Industry Regulatory Authority, Inc. CBSI services Owners through its registered representatives. CBSI also may enter into selling agreements with other broker-dealers ("selling firms") and compensate them for their services. Registered representatives of CBSI and of other selling firms are appointed as our insurance agents.

COMPENSATION ARRANGEMENTS FOR CBSI AND ITS SALES PERSONNEL
We pay commissions to CBSI for the sale of the Policies by its registered representatives in the amount of: 116.22% of Premiums up to the Minimum Premium and 8.15% of Excess Premiums above that amount paid in the first Policy Year; and 5.00% of Premium in Policy Years 2 through 10. For each Premium paid following an increase in face amount, we pay a commission up to the target Premium for the increase in each year; the commission is calculated using the commission rates for the corresponding Policy Year. We pay commissions for substandard risk and rider Premiums based on our rules at the time of payment. Registered representatives may be required to return first-year commissions (less the surrender charge) if a Policy is not continued through the first Policy year. The investment adviser for, or another affiliate of one or more of the Funds also may, from time to time, make payments to CBSI for services.


CBSI pays its registered representatives a portion of the commissions received for their sales of Policies. Registered Representatives may also be eligible for various cash benefits, such as insurance benefits, bonuses and financing arrangements, and non-cash compensation items that we may provide jointly with CBSI. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. Sales of the Policies may help registered representatives and/or their managers qualify for such benefits. CBSI's registered representatives and managers may receive other payments from us for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

COMPENSATION ARRANGEMENTS FOR SELLING FIRMS AND THEIR SALES PERSONNEL
We pay commissions to selling firms for sales of the Policies by their registered representatives in the amount of: 105% of Premiums up to the Minimum Premium and 7.3% of Excess Premiums above that amount paid in the first Policy Year; and 5.0% of Premium in Policy Years 2 through 10. For each Premium paid following an increase in face amount, we pay a commission up to the target Premium for the increase in each year; the commission is calculated using the commission rates for the corresponding Policy Year. We pay commissions for substandard risk and rider Premiums based on our rules at the time of payment. Registered representatives may be required to return first-year commissions (less the surrender charge) if a Policy is not continued through the first Policy year.


Selling firms pays their registered representatives a portion of the commissions received for their sales of Policies. We and/or CBSI may pay certain selling firms additional amounts for: (1) sales promotions relating to the Policies, including increased access to their registered representatives, (2) costs associated with sales conferences and educational seminars for their registered representatives, and (3) other expenses incurred by them. We and/or CBSI may make bonus payments to certain selling firms based on aggregate sales of our insurance contracts (including the Policies). We may pay certain selling firms an additional bonus after the first Policy Year for sales by their registered representatives, which may be up to the amount of the basic commission for the particular Policy Year. In addition, we may reimburse these selling firms for portions of their Policy sales expenses. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.


A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. These programs also may include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

SOURCE OF COMPENSATION
Commissions and other incentives or payments described above are not charged directly to Owners or to the Separate Account. We recoup commissions and other sales expenses through fees and charges deducted under the Policy.

                             RIDERS AND ENDORSEMENTS
================================================================================

A rider attached to a Policy adds additional insurance and benefits. The rider explains the coverage it offers. A rider is available only in states which have approved the rider. A rider may vary from state to state. Some riders are not available to Policies sold to employee benefit plans. The cost for riders is deducted as a part of the Monthly Deduction. Riders are subject to normal underwriting requirements. We are not currently issuing new riders on any Policy.

CHILDREN's INSURANCE
The rider provides level term insurance to children of the Insured up to the earlier of age 23 of the child or age 65 of the Insured. The death benefit will be payable to the Beneficiary stated in the rider upon the death of any Insured child. If the Insured parent dies prior to the termination of this rider, the coverage on each child becomes paid-up term insurance to Age 23. On the policy anniversary following each Insured child's 23rd birthday or at age 65 of the Insured, if sooner, each child may convert this rider to a new policy without evidence of insurability.

GUARANTEED INSURABILITY
This rider provides that additional insurance may be purchased on the life of the Insured on specific future dates at standard rates without evidence of insurability. It is issued only to standard risks. It may be issued until the Policy Anniversary following the Insured's 37th birthday.

ACCIDENTAL DEATH BENEFIT
This rider provides for the payment of an additional death benefit on the life of the Insured should death occur due to accidental bodily injury occurring before Age 70. The premium for the accidental death benefit is payable to Age 70.

AUTOMATIC INCREASE
This rider provides for automatic increases in the Policy's Specified Amount on each Policy Anniversary without evidence of insurability. This rider may be issued until the earlier of the 15th Policy Anniversary or the Policy Anniversary following the Insured's 55th birthday. A tax adviser should be consulted to determine whether the automatic increases provided by this rider could cause the Owner's Policy to become a Modified Endowment Contract.

OTHER INSURED
This rider provides level term insurance. The "other Insured" could be the Insured or could be another person within the immediate family of the Insured. The death benefit expires on the "other Insured's" 95th birthday or upon termination of the Policy, whichever comes first. Evidence of insurability is required for issuance of the rider or to increase the amount of the death benefit. The rider may be issued until the Policy Anniversary following the Insured's 65th birthday.

TERM INSURANCE
This rider is available only on Policies with a face value of at least $250,000. It is available only on the primary Insured. The rider is convertible to Age 75. The death benefit expires on the Insured's 95th birthday or upon termination of the Policy.

DISABILITY WAIVER OF MONTHLY DEDUCTIONS
This rider provides that, during the Insured's total disability, we will waive Monthly Deductions for administrative and life insurance costs. The rider may be issued until the Policy Anniversary following the Insured's 55th birthday. It may be renewed until the Policy Anniversary following the Insured's 65th birthday.

WAIVER OF PREMIUM AND MONTHLY DEDUCTION DISABILITY BENEFIT
Like the rider just described, this rider provides that, during the Insured's total disability, we will waive the Monthly Deduction for administrative and life insurance costs. In addition, this rider provides that we will contribute additional premium. The amount of additional premium we will contribute will be shown on the specifications page for the rider. The maximum amount we will contribute is $12,000 on an annual basis. The rider may be issued until the Policy Anniversary following the Insured's 55th birthday. It may be renewed until the Policy Anniversary following the Insured's 65th birthday at which time the rider terminates.

EXECUTIVE BENEFITS PLAN ENDORSEMENT
This endorsement is available on policies issued in conjunction with certain types of deferred compensation and/or employee benefits plans. The executive benefits plan endorsement waives the deferred charges on the policy to which it is attached subject to the following conditions:

       1. the Policy is surrendered and the proceeds are used to fund a new policy provided through CMFG Life Insurance Company or an affiliate;

       2.   the Policy is owned by a business or trust;

       3.   the new Policy is owned by the same entity;

       4. the Insured under the Policy is a selected manager or a highly compensated employee (as those terms are defined by Title 1 of the Employee Retirement Income Security Act, as amended);

       5. the Insured under the new Policy is also a selected manager or highly compensated employee;

       6. we receive an application for the new Policy (and have evidence of insurability satisfactory to us).

There is no charge for this benefit. However, if you exercise this benefit during the first two Policy Years, we may charge a fee to offset expenses incurred. This fee will not exceed $150. The Executive Benefits Plan Endorsement may not be available in all states.

                        FEDERAL INCOME TAX CONSIDERATIONS
================================================================================

INTRODUCTION
The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service ("IRS").

TAX STATUS OF THE POLICY
In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Code. Guidance as to how these requirements should be applied is limited. Nevertheless, we believe that Policies issued on a standard rating class basis should satisfy the applicable requirements. There is less guidance, however, with respect to Policies issued on a substandard basis, and it is not clear whether such Policies will in all cases satisfy the applicable requirements, particularly if you pay the full amount of premiums permitted under the Policy. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we may restrict Policy transactions in order to do so.

In certain circumstances, owners of variable universal life insurance contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the separate account assets. While we believe that the Policies do not give you investment control over Separate Account assets, we may modify the Policies as necessary to prevent you from being treated as the Owner of the Separate Account assets supporting the Policy.

In addition, the Code requires that the investments of the Separate Accounts be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Accounts, through the Funds, will satisfy these diversification requirements.

The following discussion assumes that the Policy generally will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

In General. We believe that the death benefit under a Policy should be excludible from the gross income of the Beneficiary.

Generally, you will not be deemed to be in constructive receipt of the Accumulated Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract." Federal, state and local transfer, estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. A tax advisor should be consulted on these consequences.

Modified Endowment Contracts. Under the Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. Due to the Policy's flexibility with respect to premium payments and benefits, each Policy's circumstances will determine whether the Policy is a MEC. In general, a policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the policy causes the policy to fail the "7-pay test." A policy will fail the 7-pay test if at any time in the first seven Policy Years, the amount paid into the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Policy during the first seven Policy Years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a "material change" in the policy's benefits or other terms, even after the first seven Policy Years, the policy may have to be retested as if it were a newly issued policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy Years. To prevent your policy from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective policy owner should consult with a competent advisor to determine whether a policy transaction will cause the policy to be classified as a Modified Endowment Contract.

Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

All distributions other than death benefits from a Modified Endowment Contract, including distributions upon surrender and partial withdrawals, are treated first as distributions of gain taxable as ordinary income and as tax-free recovery of your investment in the Policy only after all gain has been distributed.

Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed in same manner as surrenders and partial withdrawals.

A 10% additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when you have attained age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of the your and your Beneficiary or designated Beneficiary.

If a Policy becomes a Modified Endowment Contract, distributions that occur during the Policy Year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two years before it becomes a Modified Endowment Contract will be taxed in this manner. This means that a distribution made from a Policy that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of your investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally the aggregate premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy loan will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences. If a loan from a Policy is outstanding when the Policy is canceled or Lapses, then the amount of the outstanding Indebtedness will be added to the amount treated as a distribution from the Policy and will be taxed accordingly.

Policy Changes, Transfers and Exchanges. Changes to a Policy's Death Benefit Option or Face Amount, the conversion or exchange of a policy, and transfer or assignment of ownership of a Policy may have adverse tax consequences. You should consult a tax adviser if you are considering any such transaction.

Multiple Policies. All Modified Endowment Contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in your income when a taxable distribution occurs.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico. In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the IRS announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.

Accelerated Death Benefit Rider. The federal income tax consequences associated with the Accelerated Benefit Option Endorsement are uncertain. You should consult a qualified tax advisor about the consequences of requesting payment under this Endorsement. (See "THE POLICY ACCELERATED DEATH BENEFIT OPTION" for more information.)

SPECIAL RULES FOR PENSION AND PROFIT-SHARING PLANS
If a Policy is purchased by a pension or profit-sharing plan, or similar deferred compensation arrangement, the federal, state and estate tax consequences could differ. A competent tax advisor should be consulted in connection with such a purchase.

The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the Net Amount at Risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost (generally referred to as the "P.S. 58" cost) to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's Beneficiary, then the excess of the death benefit over the Policy value is not taxable. However, the Cash Value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified advisor regarding ERISA.

Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified advisor before requesting a loan under a Policy held in connection with a retirement plan.

BUSINESS USES OF THE POLICY
Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If the value of a Policy to you depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses, and the IRS has issued guidance relating to split dollar insurance plans. Any business contemplating the purchase of a new insurance policy or a change in an existing insurance policy should consult a tax advisor.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

Employer-owned Life Insurance Contracts. Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the Premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect Beneficiary under such contact. It is the employer's responsibility to verify the eligibility of the intended Insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j). These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Split-Dollar Arrangements. The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional Premiums with respect to such arrangements.

Additionally, the Sarbanes-Oxley Act of 2002 prohibits, with limited exceptions, publicly traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing policy, or the purchase of a new policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.


Medicare Tax on Investment Income. Beginning in 2013, a 3.8% tax may be applied to some or all of the taxable portion of some distributions (such as payments under certain settlement options) from life insurance contracts to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a tax advisor for more information.


ALTERNATIVE MINIMUM TAX
There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax.

ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES
The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death benefit proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the Insured owned the Policy. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner's estate upon the Owner's death. The Policy would not be includable in the Insured's estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.


For 2013, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $5,250,000 and 40%, respectively.

The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.


Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.

POSSIBLE TAX LAW CHANGES
Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax advisor with respect to legislative developments and their effect on the Policy.

OUR TAXES
Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct charges from the Separate Account for its federal income taxes. We may charge the Separate Account for any future federal income taxes that we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to Premium Taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                                LEGAL PROCEEDINGS
================================================================================

We, like other life insurance companies, are often involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time there are not pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Separate Account or us.

                              FINANCIAL STATEMENTS
================================================================================

Our financial statements and the financial statements of the Separate Account are contained in the SAI. Our financial statements should be distinguished from the Separate Account's financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies. For a free copy of these financial statements and/or the SAI, please contact us at our Mailing Address.

                                    GLOSSARY
================================================================================

ACCUMULATED VALUE
The total of the values attributable to a Policy in all Subaccounts and the Interest Bearing Account plus the values attributable to it, if any, in the Loan Account and Deferred Charges Account.

AGE
The number of completed years from the Insured's date of birth.

ATTAINED AGE
Age of the Insured on the most recent Policy Anniversary.

BENEFICIARY
Person or entity named to receive all or part of the Death Benefit Proceeds.

COST OF INSURANCE OR COI
An insurance charge determined by multiplying the cost of insurance rate by the Net Amount at Risk.

CASH VALUE
Accumulated Value minus Deferred Charges that would be applicable if the Policy were surrendered at that time, but not less than zero.

CUNA MUTUAL GROUP
CMFG Life Insurance Company, its subsidiaries and affiliates.

DEATH BENEFIT RATIO
The ratio of Face Amount to Accumulated Value required by the Code for treatment of the Policy as a life insurance Policy. The Death Benefit Ratio varies by the Attained Age.

DEATH BENEFIT OPTION
One of two options that you may select for computation of the Death Benefit.

DEATH BENEFIT PROCEEDS
Amount to be paid if the Insured dies while the Policy is In Force.

DEFERRED CHARGES
Sometimes referred to as surrender charges, they are the contingent deferred sales charge plus the contingent deferred administrative charge.

DEFERRED CHARGES ACCOUNT
A non-segregated potion of our General Account where Deferred Charges accrued for each Policy are accumulated during the first Policy Year and the first 12 months after an increase in Face Amount. Amounts held in the Deferred Charges Account are credited with interest at a rate of at least 4% compounded annually. The Company may, at its sole discretion, credit rates in excess of 4%.

DUE PROOF OF DEATH

Proof of death satisfactory to us. Such proof may consist of the following if acceptable to us:
    a)  A certified copy of the death record;
    b)  A certified copy of a court decree reciting a finding of death; and
    c)  Any other proof satisfactory to us.

FACE AMOUNT
Under Death Benefit Option 1, the Face Amount is the greater of the Specified Amount, or the Accumulated Value on the date of death multiplied by the Death Benefit Ratio. Under Death Benefit Option 2, the Face Amount is the greater of the Specified Amount plus the Accumulated Value on the date of death, or the Accumulated Value on the date of death multiplied by the Death Benefit Ratio.

FUND
An investment portfolio of the Ultra Series Fund or the T. Rowe Price International Series, Inc.

GENERAL ACCOUNT
Our assets other than those allocated to the Separate Account or another of our separate accounts.

IN FORCE
Condition under which the Policy is active and the Insured's life remains insured and sufficient Net Cash Value exists from premium payment or otherwise to pay the Monthly Deductions on a Monthly Day.

INDEBTEDNESS
Policy loans plus accrued interest on the loans.

INSURED
Person whose life is insured under the Policy.

ISSUE AGE
Age of Insured at the time the Policy was issued.


INTEREST BEARING ACCOUNT
Part of our General Account to which Net Premiums may be allocated or Accumulated Value transferred.


ISSUE DATE
The date from which Policy Anniversaries, Policy Years, and Policy months are determined.

LAPSE
Condition when the Insured's life is no longer insured under the Policy.

LOAN ACCOUNT
A portion of our General Account into which amounts are transferred from the Separate Account as collateral for Policy loans. Amounts held in the Loan Account are credited a fixed rate of interest. The Minimum Guaranteed Interest rate is described in the Policy.

MAILING ADDRESS
2000 Heritage Way, Waverly, IA 50677.


MATURITY DATE
The maturity date is the first Policy Anniversary after the Insured's 95th birthday. Coverage under the Policy ceases on that date if the Insured is still alive, and maturity proceeds equal to the Net Cash Value as of that date are paid.


MONTHLY DAY
Same day as the Issue Date for each month the Policy remains In Force. The Monthly Day is the first day of the Policy month. If there is no Monthly Day in a calendar month, the Monthly Day will be the first day of the next calendar month.

MONTHLY DEDUCTION
The amount we deduct from the Accumulated Value each month. It includes the Cost of Insurance, the monthly administrative fee, the monthly Policy fee, and the cost of any additional benefits under riders.

NET AMOUNT AT RISK
As of any Monthly Day, the Face Amount (discounted for the upcoming month) less Accumulated Value (after the deduction of the Monthly Deduction).

NET ASSET VALUE
The total current value of portfolio securities, cash, receivables, and other assets minus liabilities.

NET CASH VALUE
The Cash Value less any Indebtedness. This value is equal to the value attributable to the Policy in each Subaccount and the Interest Bearing Account and represents the amount an Owner would receive upon full surrender of the Policy.

NET PREMIUMS
Premiums paid less any charges for Premium Tax (or tax in lieu of Premium Tax).

OWNER (YOU, YOUR)
The Owner as named in the application. The Owner may be other than the Insured.

POLICY


MEMBERS Variable Universal Life Policy.


POLICY ANNIVERSARY
Same day and month as the Issue Date for each year the Policy remains In Force.

POLICY ISSUE DATE
The date as of which the Policy is issued and coverage takes effect. We measure Policy months, Policy Years, and Policy Anniversaries from the Policy Issue Date.

POLICY YEAR
A twelve month period beginning on the Policy Issue Date or on a Policy Anniversary.

PREMIUM TAX
An amount deducted from premium payments to cover Premium Tax (and tax in lieu of Premium Tax) currently charged by the Owner's state of residence (except in Pennsylvania and Texas). State of residence is determined by the Owner's mailing address as shown in our records. The term "in lieu of Premium Tax" means any income and any franchise tax assessed by a state as a substitute for Premium Tax.

RECORD DATE
The date we record the Policy on our books as an In Force Policy.

RIGHT-TO-EXAMINE PERIOD
The period when you may cancel the Policy and receive a refund. The length of the period varies by state and is shown the cover page of your Policy.

SPECIFIED AMOUNT
The amount chosen by the Owner which is used to determine the Face Amount.

TARGET PREMIUM
The Target Premium is shown on the specifications page of the Policy. It is determined by dividing the minimum premium by 0.60.

UNIT
A unit of measurement used to calculate the Accumulated Value in a Subaccount under a Policy.

UNIT VALUE
The value determined by dividing Net Asset Value by the number of Subaccount units outstanding at the time of calculation.

VALUATION DAY
For each Subaccount, each day that the New York Stock Exchange is open for business except for days that the Subaccount's corresponding Fund does not value its shares.

VALUATION PERIOD
The period beginning at the close of regular trading on the New York Stock Exchange on any Valuation Day and ending at the close of regular trading on the next succeeding Valuation Day.

WRITTEN REQUEST
A request in writing and in a form satisfactory to us signed by the Owner and received at our Mailing Address. A Written Request may also include a telephone or fax request for specific transactions that are made as allowed under the terms of an executed telephone or fax authorization, with original signature, on file at our Mailing Address. We may also accept a surrender request properly submitted by fax or e-mail by your registered representative in connection with the purchase of another contract issued by us.

                       STATEMENT OF ADDITIONAL INFORMATION
================================================================================


To learn more about the Policy, you should read the SAI dated May 1, 2013, as it may be amended. The SAI includes additional information about the Separate Account. For a free copy of the SAI, personalized illustrations of Death Benefits, Net Cash Values, and Accumulated Value, and to request other information about the Policy please call toll-free at (800) 798-5500 or write to us at 2000 Heritage Way, Waverly, Iowa 50677-9202.


The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street N.E., Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 551-8090.

Investment Company Act of 1940 Registration File No. 811-03915

                       MEMBERS(R) VARIABLE UNIVERSAL LIFE

                      CMFG VARIABLE LIFE INSURANCE ACCOUNT

                           CMFG LIFE INSURANCE COMPANY

                                2000 HERITAGE WAY
                            WAVERLY, IOWA 50677-9202
                                 (800) 798-5500

                       STATEMENT OF ADDITIONAL INFORMATION
                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

This Statement of Additional Information ("SAI") contains additional information regarding the MEMBERS Variable Universal Life flexible premium variable life insurance policy ("Policy") issued by CMFG Life Insurance Company and supported by CMFG Variable Life Insurance Account ("Separate Account"). This SAI is not a prospectus, and should be read together with the Prospectus for the Policy dated May 1, 2013, as it may be amended from time to time. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above. This SAI does not include information incorporated by reference from other documents. Capitalized terms in this SAI have the same meanings as in the Prospectus for the Policy.

                      The date of this SAI is May 1, 2013.

                                                                       Form 1933

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                            Page
Policy Information ........................................................... 1
    The Policy ............................................................... 1
    Our Right to Contest the Policy .......................................... 1
    Misstatement of Age or Sex ............................................... 1
    Suicide Exclusion ........................................................ 1
    Collateral Assignments ................................................... 1
    Dividends ................................................................ 2
    Additional Information on Underwriting and Charges ....................... 2
    Additional Information on Benefits and Settlement Options ................ 2
Illustrations ................................................................ 3
Other Information ............................................................ 3
    Registration Statement ................................................... 3
    Distribution of the Policies ............................................. 3
    Records .................................................................. 4
    State Regulation ......................................................... 4
    Independent Auditors ..................................................... 4
    Information About Us ..................................................... 5
    The Interest Bearing Account ............................................. 5
    Additional Information about the Separate Account and the Funds .......... 5
    Financial Statements ..................................................... 5
Appendix A - First Year Surrender Charges per 1,000 of Specified Amount .... A-1
Appendix B - Death Benefit Percentage Factor ............................... B-1

                               POLICY INFORMATION
--------------------------------------------------------------------------------

THE POLICY
The Policy, application(s), policy schedule pages, and any riders are the entire contract. Only statements made in the applications can be used to void the Policy or to deny a claim. We assume that all statements in an application are made to the best of the knowledge and belief of the person(s) who made them, and, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when we issue or change a Policy. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

OUR RIGHT TO CONTEST THE POLICY
We have the right to contest the validity of the Policy or to resist a claim under it on the basis of any material misrepresentation of a fact stated in the application or any supplemental application. We also have the right to contest the validity of any increase of Specified Amount or other change to the Policy on the basis of any material misrepresentation of a fact stated in the application (or supplemental application) for such increase in coverage or change. In issuing this Policy, we rely on all statements made by or for the Insured in the application or in a supplemental application. In the absence of fraud, we consider statements made in the application(s) to be representations and not warranties.

In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after it has been In Force during the lifetime of the Insured for two years from the Policy Issue Date, or if reinstated, for two years from the date of reinstatement. Likewise, we cannot contest any increase in coverage effective after the Policy Issue Date, or any reinstatement thereof, after such increase or reinstatement has been In Force for two years from its effective date.

MISSTATEMENT OF AGE OR SEX
For a Policy based on male or female cost of insurance rates (as shown in your Policy), if the Insured's age or gender has been misstated, an adjustment will be made to reflect the correct age and gender as follows (unless a different result is required by state law):

    a) If the misstatement is discovered at death, the death benefit amount will be adjusted based on what the cost of insurance rate as of the most recent Monthly Day would have been at the Insured's correct age and gender.
    b) If the misstatement is discovered prior to death, the cost of insurance rate will be adjusted based on the Insured's correct age and gender beginning on the next Monthly Day.

For a Policy based on blended cost of insurance rates (as shown in your Policy), a misstatement of gender will not result in an adjustment. However, if the Insured's age has been misstated, an adjustment will be made to reflect the correct age as follows (unless a different result is required by state law):

    a) If the misstatement is discovered at death, the death benefit amount will be adjusted based on what the cost of insurance rate as of the most recent Monthly Day would have been at the Insured's correct age.
    b) If the misstatement is discovered prior to death, the cost of insurance rate will be adjusted based on the Insured's correct age beginning on the next Monthly Day.

SUICIDE EXCLUSION
If the Insured commits suicide, while sane or insane, within two years of the Issue Date, our liability is limited to an amount equal to the Accumulated Value less any Loan Amount. We will pay this amount to the Beneficiary in one sum.

If the Insured commits suicide, while sane or insane, within two years from the effective date of any increase in Specified Amount, our liability with respect to that increase is limited to an amount equal to the cost of insurance attributable to the increase from the effective date of the increase to the date of death.

COLLATERAL ASSIGNMENTS
You may assign the Policy as collateral security. The written consent of all Irrevocable Beneficiaries must be obtained before an assignment. The assignment must be in writing and filed at our Mailing Address. The assignment will then take effect as of the date the Written Request was signed.

We are not responsible for the validity or effect of any collateral assignment. We will not be responsible for any payment or other action we have taken before receiving the written collateral assignment.

A collateral assignment takes precedence over the interest of a Beneficiary. Any Policy proceeds payable to an assignee will be paid in one sum. Any remaining proceeds will be paid to the designated Beneficiary or Beneficiaries.

A collateral assignee is not an Owner. A collateral assignee is a person or entity to whom you give some, but not all ownership rights under the Policy. A collateral assignment is not a transfer of ownership.

DIVIDENDS
While the Policy is In Force, it will share in our divisible surplus. We determine the Policy's share annually. It is payable annually on the Policy Anniversary. You may select to have dividends:

         a) Paid into the Subaccounts and the Interest Bearing Account as Net Premiums; or
         b) Paid to you in cash.

If no option is selected, the dividends will be paid into Subaccounts and/or Interest Bearing Account as Net Premiums. We currently do not expect to pay dividends during the first 10 Policy Years. For each of Policy years 11-20, we project annual dividends equal to 0.61% of the Accumulated Value at the end of the Policy year, plus $39 per Policy. For each Policy year 21 and after we project annual dividends equal to 1.01% of the Accumulated Value at the end of the Policy year, plus $39 per Policy. For Issue Ages 0 - 19, the projected dividends are the same as those for ages 20 and above, except the per Policy dividend is $3 in years 11 and above, instead of $39. These dividends are not guaranteed.

ADDITIONAL INFORMATION ON UNDERWRITING AND CHARGES
We currently place each Insured into one of three standard rating classes - preferred, non-tobacco, and tobacco or into a rating class with sub-standard and flat extra charges. In an otherwise identical Policy, an Insured in the standard class will have a lower cost of insurance rate than an Insured in a class with sub-standard and flat extra charges.

   o The preferred rating class is only available if the Specified Amount equals or exceeds $100,000.

   o Non-tobacco Insureds will generally incur lower cost of insurance rates than Insureds who are classified as tobacco in the same rating class. The non-tobacco designation is not available for Insureds under attained age 21, but shortly before an Insured attains age 21, we may notify the Insured about possible classification as non-tobacco. If the Insured does not qualify as non-tobacco or does not respond to the notification, cost of insurance rates will remain as shown in the Policy. However, if the Insured does respond to the notification, and qualifies as non-tobacco, the cost of insurance rates will be changed to reflect the non-tobacco classification.

   o Preferred Insureds will generally incur lower cost of insurance rates than Insureds who are classified as non-tobacco.

   o Premium classes with sub-standard and flat extra charges may be available for those Insured's who we find uninsurable under our preferred or standard underwriting guidelines. These charges may be related to health or to participate in certain hazardous sports, aviation activities, or other avocations. Generally, we will not issue contracts with more than 400% extra substandard cost of insurance charges or $15 per $1000 in flat extra charges.

ADDITIONAL INFORMATION ON BENEFITS AND SETTLEMENT OPTIONS
Settlement options other than lump sum payments are, in our discretion, available for Death Benefit Proceeds, surrender proceeds, and maturity proceeds, payable to natural persons, subject to certain restrictions on Death Benefit Proceeds. Proceeds payable to a non-natural person are available only under settlement options we agree to. The four available settlement options are as follows:

         1) Interest Option. The proceeds may be left with us to collect interest during the lifetime of the payee. We determine the interest rate each year. It is guaranteed to be not less than the settlement option rate of interest shown on the data page of the Policy. The payee may choose to receive interest payments either once a year or once a month (may not be available in all states) unless the amount of interest to be paid monthly is less than $25 per month, then interest will be paid annually. The payee may withdraw any remaining proceeds, if this right was given at the time the option was selected.

         2) Installment Option. The proceeds may be left with us to provide equal monthly installments for a specified period. No period can be greater than 30 years. The interest we guarantee to pay is set forth in the Policy. Additional interest, if any, will be payable as determined by us. (This option may not be available in all states.) The payee may withdraw the present value of any remaining guaranteed installments, but only if this right was given at the time the option was selected.

         3) Life Income - Guaranteed Period Certain. The proceeds may be left with us to provide monthly installments for as long as the original payee lives. A guaranteed period of 10 or 20 years may be selected. A period of years such that the total installments during the period will be at least equal to the proceeds applied under the option may also be selected. Payments will cease when the original payee dies or at the end of the guaranteed period, whichever is later. If the original payee dies during the guaranteed period, the remaining guaranteed payments will be paid to the successor payee.

         4) Joint and Survivor Life. The proceeds may be left with us to provide monthly installments for two payees for a guaranteed period of 10 years. After the 10-year period is over, payments will continue as long as either of the original payees is living. The monthly installment amount will depend on the Age and sex of both payees at the date of the first payment.

Not all settlement options are available. See your Policy for details on which options are available to you.

The minimum amount that can be applied under settlement options 2, 3 and 4 is $2,500 or that amount which will provide an initial monthly installment of at least $25.

Even if the death benefit under the Policy is excludible from income, payments under Settlement options may not be excludible in full. This is because earnings on the death benefit after the Insured's death are taxable and payments under the settlement options general include such earnings. You should consult a tax adviser as to the tax treatment of payments under the settlement options.

Additional monthly income may be purchased under settlement options 2 and 3. The amount of additional annuity income or payments which can be purchased with new money is 95% of the amount which can be purchased with the net Policy Death Benefit Proceeds under those options. The additional annuity amount may not exceed twice that which the application of proceeds under the selected option would provide. The selection of an additional annuity purchase must be in writing and on file at our Mailing Address. Selection must be within 30 days of settlement under this Policy and is available only if the settlement is on or after the later of the 10th Policy Anniversary or the annuitant's 55th birthday.

We may, at our option, provide for additional settlement options or cease offering any of the settlement options above.

                                  ILLUSTRATIONS
--------------------------------------------------------------------------------

We may provide illustrations for death benefit, Accumulated Value, and Cash Value based on hypothetical rates of return that are not guaranteed. The illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and should not be considered a representation of past or future performance. Your rates of return and insurance charges may be higher or lower than these illustrations. The actual return on your Accumulated Value will depend on factors such as the amounts you allocate to particular Funds, the amounts deducted for the Policy's monthly charges, the Funds' expense ratios, and your policy loan and partial withdrawal history.

Before you purchase the Policy and upon request thereafter, we will provide illustrations of future benefits under the Policy based upon the proposed Insured's issue age and premium class, the Death Benefit Option, Specified Amount, Planned Premiums, and riders requested. We reserve the right to charge a reasonable fee for this service to persons who request more than one policy illustration during a Policy year.

                                OTHER INFORMATION
--------------------------------------------------------------------------------

REGISTRATION STATEMENT
A Registration Statement under the Securities Act of 1933, as amended, relating to this offering has been filed with the Securities and Exchange Commission ("SEC"). Certain portions of the Registration Statement and amendments have been omitted from this prospectus pursuant to the rules and regulations of the SEC. Statements contained in this prospectus concerning the Policy and other legal documents are summaries. The complete documents and omitted information may be obtained from the SEC's principal office in Washington, D.C.

DISTRIBUTION OF THE POLICIES

Information About the Distributor. CUNA Brokerage Services, Inc. ("CBSI") is responsible for distributing the Policies pursuant to a distribution agreement with us. CBSI serves as principal underwriter for the Policies. CBSI, a Wisconsin corporation organized in 1983 and an indirect, wholly owned subsidiary of CUNA Mutual Investment Corporation which in turn is wholly owned by us, is located at 2000 Heritage Way, Waverly, Iowa 50677. CBSI is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as amended, as well as with the securities commissions in the states in which it operates, and is a member of Financial Industry Regulatory Authority, Inc.

Sales Commissions and Other Compensation. We no longer offer new Policies. We intend to recoup commissions and other sales expenses for through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to the Owners or the Separate Account.

Description of Servicing Network. CBSI services the Policies through its registered representatives. CBSI also may have entered into selling agreements with other broker-dealers and compensates these broker-dealers ("selling firms") for their services up to the amounts disclosed in the prospectus. Registered representatives of CBSI and selling firms who sell the Policies have been appointed by us as insurance agents.

Compensation Received. CBSI received sales compensation with respect to the Policies in the following amounts during the periods indicated:

------------------------------------------------------------------------------------------
                    Aggregate Amount of              Aggregate Amount of Commissions
 Fiscal year           Commissions                Retained by CBSI After Payments to its
                       Paid to CBSI            Registered Persons and Other Broker-Dealers
------------------------------------------------------------------------------------------
2012                            $2,010                                                $712
------------------------------------------------------------------------------------------
2011                            $3,996                                                $959
------------------------------------------------------------------------------------------
2010                            $8,432                                              $2,024
------------------------------------------------------------------------------------------

Compensation arrangements for CBSI sales personnel. Because registered representatives of CBSI are also our insurance agents, they may be eligible for various cash benefits, such as insurance benefits, bonuses and financing arrangements, and non-cash compensation programs that we offer. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. Sales of the Policies may help registered representatives qualify for such benefits.

Additional compensation paid to selling firms. We may pay certain selling firms additional amounts for: (1) sales promotions relating to the Policies, (2) costs associated with sales conferences and educational seminars for their registered representatives, and (3) other expenses incurred by them. We may make bonus payments to certain selling firms based on aggregate sales of our insurance contracts (including the Policies). We may pay certain selling firms an additional bonus after the first Policy year for sales by their registered representatives, which may be up to the amount of the basic commission for the particular Policy year. In addition, we may reimburse these selling firms for portions of their Policy sales expenses. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

Source of revenue for sales compensation. Sales charges deducted from premium payments, as well as proceeds from the contingent deferred sales charge on the Policies are retained by us and used to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as the payment of commissions.

RECORDS
We will maintain all records relating to the Separate Account and the Interest Bearing Account at our Mailing Address or at our executive offices at 5910 Mineral Point Road, Madison, WI 53705.

STATE REGULATION
We are subject to the laws of Iowa governing insurance companies and to regulation by the Iowa Insurance Department. An annual statement in a prescribed form is filed with the Insurance Department each year covering our operations for the preceding year and our financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine our liabilities and reserves so that the Insurance Department may certify the items are correct. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, we are subject to regulation under the insurance laws of other jurisdictions in which we may operate.

INDEPENDENT AUDITORS
The financial statements of each of the individual Subaccounts comprising the CMFG Variable Life Insurance Account included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, dated February 25, 2013, appearing herein. Such financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The consolidated financial statements of CMFG Life Insurance Company and its subsidiaries (the "Company") included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report, dated March 11, 2013, appearing herein. Such report
(1) expresses an unmodified opinion on the consolidated financial statements and states that Deloitte & Touche LLP did not audit the financial statements of the Company's 50% equity investment in CMG Mortgage Insurance Company and CMG Mortgage Assurance Company (collectively, "CMG"), which are accounted for under the equity method. The financial statements of CMG were audited by other auditors whose report has been furnished to Deloitte & Touche LLP, and in their opinion, insofar as it relates to the amounts related to CMG obtained from such financial statements and used by the Company to determine its share of equity in net income (loss) of CMG and its carrying value of CMG, is based solely on the report of the other auditors and (2) includes an emphasis-of-matter referring to the Company's change in accounting for costs associated with acquiring or renewing insurance contracts in 2012.

The financial position and results of operations of CMG Mortgage Insurance Company and CMG Mortgage Assurance Company as of December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012 are reflected using the equity method in the consolidated financial statements of the Company and have been audited by Ernst & Young LLP, independent auditors, as stated in their reports, dated March 11, 2013 and March 1, 2012.

The consolidated financial statements of the Company are included herein in reliance upon the respective reports of the foregoing firms given upon their authority as experts in accounting and auditing.

INFORMATION ABOUT US
CUNA Mutual Insurance Society is a mutual life insurance company that was originally organized in Wisconsin in 1935. CUNA Mutual Life Insurance Company merged with CUNA Mutual Insurance Society on December 31, 2007. CUNA Mutual Insurance Society reorganized into a stock insurance company incorporated in Iowa within a mutual insurance holding company structure and was renamed CMFG Life Insurance Company on January 31, 2012.

We are one of the world's largest direct underwriters of credit life and disability insurance, and are a major provider of qualified pension products to credit unions. Further, we offer fixed and variable annuities, individual life insurance, health policies, term and permanent life insurance, and long-term care insurance.

CBSI is our indirect wholly owned subsidiary.

Periodically, rating agencies, review our ratings for financial stability and operating performance. To obtain our current ratings, contact us at the address and telephone number shown on the first page of this SAI.

THE INTEREST BEARING ACCOUNT
The Interest Bearing Account is not registered with the SEC and the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Account.

ADDITIONAL INFORMATION ABOUT THE SEPARATE ACCOUNT AND THE FUNDS
The Separate Account was established by CUNA Mutual Life Insurance Company on August 16, 1983. CUNA Mutual Life Insurance Company merged with us as of December 31, 2007. The Separate Account is registered under 1940 Act as a unit investment trust. The Separate Account purchases shares of the Funds in accordance with separate participation agreements. The agreements contain varying termination provisions. If a participation agreement terminates, the Separate Account may not be able to purchase additional shares of the Fund(s) covered by that agreement. Likewise, in certain circumstances, it is possible that shares of a Fund may not be available to the Separate Account even if the participation agreement relating to that Fund has not been terminated. In either event, owners will no longer be able to allocate purchase payments or transfer Accumulated Value to the Subaccount investing in that Fund.

Shares of the Funds may be sold to separate accounts of insurance companies that are not affiliated with us or each other, a practice known as "shared funding." They are also sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance contracts, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners, whose contract values are allocated to the Separate Account, and of owners of other contracts whose contract values are allocated to one or more other separate accounts investing in any one of the Funds. Shares of some of the Funds may also be sold directly to certain qualified pension and retirement plans qualifying under
Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another Fund. There are certain risks associated with mixed and shared funding and with sale of shares to qualified pension and retirement plans, as disclosed in the Fund's prospectus and statement of additional information.

FINANCIAL STATEMENTS
Our financial statements and those of the Separate Account appear on the following pages. Our financial statements should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon our ability to meet our obligations under your Policy.

       APPENDIX A - FIRST YEAR SURRENDER CHARGES PER 1,000 OF SPECIFIED AMOUNT
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
ISSUE AGE                        MALE COMPOSITE                  FEMALE COMPOSITE
---------------------------------------------------------------------------------------
    0                                 0.95                            0.87
---------------------------------------------------------------------------------------
    1                                 1.07                            0.99
---------------------------------------------------------------------------------------
    2                                 1.19                            1.11
---------------------------------------------------------------------------------------
    3                                 1.30                            1.22
---------------------------------------------------------------------------------------
    4                                 1.42                            1.34
---------------------------------------------------------------------------------------
    5                                 1.54                            1.46
---------------------------------------------------------------------------------------
    6                                 1.70                            1.59
---------------------------------------------------------------------------------------
    7                                 1.88                            1.72
---------------------------------------------------------------------------------------
    8                                 2.06                            1.85
---------------------------------------------------------------------------------------
    9                                 2.24                            1.98
---------------------------------------------------------------------------------------
   10                                 2.39                            2.11
---------------------------------------------------------------------------------------
   11                                 2.51                            2.23
---------------------------------------------------------------------------------------
   12                                 2.62                            2.35
---------------------------------------------------------------------------------------
   13                                 2.71                            2.46
---------------------------------------------------------------------------------------
   14                                 2.80                            2.57
---------------------------------------------------------------------------------------
   15                                 2.88                            2.67
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                  MALE                              FEMALE
ISSUE AGE    --------------------------------------------------------------------------
                    NON TOBACCO        TOBACCO           NON TOBACCO      TOBACCO
---------------------------------------------------------------------------------------
   16                  2.94             2.94                2.74           2.74
---------------------------------------------------------------------------------------
   17                  2.99             2.99                2.80           2.80
---------------------------------------------------------------------------------------
   18                  3.03             3.03                2.85           2.85
---------------------------------------------------------------------------------------
   19                  3.10             3.10                2.92           2.92
---------------------------------------------------------------------------------------
   20                  3.21             3.24                3.03           3.05
---------------------------------------------------------------------------------------
   21                  3.37             3.49                3.18           3.28
---------------------------------------------------------------------------------------
   22                  3.56             3.74                3.37           3.51
---------------------------------------------------------------------------------------
   23                  3.78             4.00                3.57           3.75
---------------------------------------------------------------------------------------
   24                  4.03             4.25                3.79           3.98
---------------------------------------------------------------------------------------
   25                  4.29             4.50                4.02           4.21
---------------------------------------------------------------------------------------
   26                  4.57             4.79                4.26           4.51
---------------------------------------------------------------------------------------
   27                  4.88             5.11                4.51           4.85
---------------------------------------------------------------------------------------
   28                  5.21             5.45                4.77           5.22
---------------------------------------------------------------------------------------
   29                  5.55             5.82                5.05           5.59
---------------------------------------------------------------------------------------
   30                  5.89             6.18                5.33           5.95
---------------------------------------------------------------------------------------
   31                  6.23             6.54                5.63           6.31
---------------------------------------------------------------------------------------
   32                  6.59             6.91                5.93           6.68
---------------------------------------------------------------------------------------
   33                  6.95             7.30                6.25           7.04
---------------------------------------------------------------------------------------
   34                  7.32             7.70                6.57           7.42
---------------------------------------------------------------------------------------
   35                  7.71             8.13                6.90           7.79
---------------------------------------------------------------------------------------

   Note: Preferred and Standard Policies use the same Surrender Charge.

---------------------------------------------------------------------------------------
                                  MALE                              FEMALE
ISSUE AGE    --------------------------------------------------------------------------
                    NON TOBACCO        TOBACCO           NON TOBACCO      TOBACCO
---------------------------------------------------------------------------------------
   36                   8.11             8.58                7.22           8.17
---------------------------------------------------------------------------------------
   37                   8.53             9.05                7.55           8.55
---------------------------------------------------------------------------------------
   38                   8.95             9.54                7.88           8.94
---------------------------------------------------------------------------------------
   39                   9.40            10.07                8.22           9.32
---------------------------------------------------------------------------------------
   40                   9.87            10.62                8.58           9.70
---------------------------------------------------------------------------------------
   41                  10.36            11.21                8.96          10.06
---------------------------------------------------------------------------------------
   42                  10.86            11.82                9.35          10.41
---------------------------------------------------------------------------------------
   43                  11.39            12.46                9.76          10.76
---------------------------------------------------------------------------------------
   44                  11.94            13.14               10.18          11.12
---------------------------------------------------------------------------------------
   45                  12.53            13.86               10.64          11.52
---------------------------------------------------------------------------------------
   46                  13.14            14.61               11.10          11.92
---------------------------------------------------------------------------------------
   47                  13.76            15.39               11.56          12.30
---------------------------------------------------------------------------------------
   48                  14.41            16.21               12.06          12.73
---------------------------------------------------------------------------------------
   49                  15.12            17.08               12.62          13.25
---------------------------------------------------------------------------------------
   50                  15.91            18.00               13.28          13.91
---------------------------------------------------------------------------------------
   51                  16.79            19.00               14.07          14.77
---------------------------------------------------------------------------------------
   52                  17.74            20.07               14.98          15.79
---------------------------------------------------------------------------------------
   53                  18.74            21.18               15.94          16.89
---------------------------------------------------------------------------------------
   54                  19.78            22.31               16.92          18.00
---------------------------------------------------------------------------------------
   55                  20.83            23.43               17.86          19.04
---------------------------------------------------------------------------------------
   56                  21.85            24.48               18.70          19.96
---------------------------------------------------------------------------------------
   57                  22.84            25.47               19.49          20.80
---------------------------------------------------------------------------------------
   58                  23.88            26.50               20.30          21.65
---------------------------------------------------------------------------------------
   59                  25.04            27.68               21.20          22.59
---------------------------------------------------------------------------------------
   60                  26.39            29.11               22.30          23.71
---------------------------------------------------------------------------------------
   61                  27.01            29.87               23.08          24.53
---------------------------------------------------------------------------------------
   62                  27.42            30.48               23.84          25.32
---------------------------------------------------------------------------------------
   63                  27.73            31.00               24.55          26.06
---------------------------------------------------------------------------------------
   64                  28.04            31.50               25.20          26.71
---------------------------------------------------------------------------------------
   65                  28.45            32.05               25.75          27.25
---------------------------------------------------------------------------------------
   66                  28.96            32.58               26.18          27.60
---------------------------------------------------------------------------------------
   67                  29.50            33.05               26.49          27.78
---------------------------------------------------------------------------------------
   68                  30.07            33.55               26.74          27.91
---------------------------------------------------------------------------------------
   69                  30.70            34.19               27.00          28.07
---------------------------------------------------------------------------------------
   70                  31.39            35.07               27.31          28.39
---------------------------------------------------------------------------------------
   71                  32.25            36.52               27.72          29.01
---------------------------------------------------------------------------------------
   72                  33.12            37.97               28.12          29.64
---------------------------------------------------------------------------------------
   73                  33.98            39.41               28.53          30.26
---------------------------------------------------------------------------------------
   74                  34.85            40.86               28.93          30.89
---------------------------------------------------------------------------------------
   75                  35.71            42.31               29.34          31.51
---------------------------------------------------------------------------------------

   Note: Preferred and Standard Policies use the same Surrender Charge.

                  APPENDIX B - DEATH BENEFIT PERCENTAGE FACTOR
================================================================================

The death benefit percentage factor required by the Code for treatment of the Policy as a life insurance policy.

                Attained Age            Death Benefit
                                      Percentage Factor
             ----------------------------------------------
                    0-40                    2.50
                     41                     2.43
                     42                     2.36
                     43                     2.29
                     44                     2.22
                     45                     2.15
             ----------------------------------------------
                     46                     2.09
                     47                     2.03
                     48                     1.97
                     49                     1.91
                     50                     1.85
             ----------------------------------------------
                     51                     1.78
                     52                     1.71
                     53                     1.64
                     54                     1.57
                     55                     1.50
             ----------------------------------------------
                     56                     1.46
                     57                     1.42
                     58                     1.38
                     59                     1.34
                     60                     1.30
             ----------------------------------------------
                     61                     1.28
                     62                     1.26
                     63                     1.24
                     64                     1.22
                     65                     1.20
             ----------------------------------------------
                     66                     1.19
                     67                     1.18
                     68                     1.17
                     69                     1.16
                     70                     1.15
             ----------------------------------------------
                     71                     1.13
                     72                     1.11
                     73                     1.09
                     74                     1.07
                   75-90                    1.05
             ----------------------------------------------
                     91                     1.04
                     92                     1.03
                     93                     1.02
                     94                     1.01
                     95                     1.00
             ----------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of CUNA Mutual Holding Company and Policy Owners of CMFG Variable Life Insurance Account:

We have audited the accompanying statement of assets and liabilities comprising each of the individual subaccounts listed in Appendix A of CMFG Variable Life Insurance Account (the "Account") as of December 31, 2012, and the related statement of operations, the statements of changes in net assets and the financial highlights for each of the periods presented in Appendix A. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the fund houses. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the individual subaccounts comprising CMFG Variable Life Insurance Account as of December 31, 2012, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
February 25, 2013

                                                                      APPENDIX A

CMFG VARIABLE LIFE INSURANCE ACCOUNT

                                            STATEMENT                                     STATEMENTS OF
                                            OF ASSETS                                      CHANGES IN
             SUBACCOUNT                  AND LIABILITIES   STATEMENT OF OPERATIONS         NET ASSETS          FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------------
                                              AS OF               FOR THE               FOR EACH OF THE           FOR EACH OF THE
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets                                                            Two Years Ended          Five Years Ended
  Securities Fund, Class 2, Subaccount     December 31,     Year Ended December        December 31, 2012         December 31, 2012
                                              2012               31, 2012               Two Years Ended
MFS(R) Strategic Income Series,
  Initial Class, Subaccount                December 31,     Year Ended December         Two Years Ended          Five Years Ended
                                              2012               31, 2012              December 31, 2012         December 31, 2012
                                                                                                                 For the period
                                                            For the period from     For the period from October  from October 26,
Oppenheimer Global Strategic Income                             October 26,         26, 2012* - December 31,     2012* - December
  Fund/VA, Class A, Subaccount             December 31,       2012* - December                2012                   31, 2012
                                              2012               31, 2012                                        Five Years Ended
T. Rowe Price International Stock                                                       Two Years Ended          December 31,
  Portfolio, Subaccount                    December 31,     Year Ended December        December 31, 2012              2012
                                              2012               31, 2012               Two Years Ended          Five Years Ended
Ultra Series Aggressive Allocation                                                                               December 31,
  Fund, Class I, Subaccount                December 31,     Year Ended December        December 31, 2012              2012
                                              2012               31, 2012               Two Years Ended          Five Years Ended
Ultra Series Bond Fund, Class I,                                                                                 December 31,
  Subaccount                               December 31,     Year Ended December        December 31, 2012              2012
                                              2012               31, 2012               Two Years Ended          Five Years Ended
Ultra Series Conservative Allocation                                                                             December 31,
  Fund, Class I, Subaccount                December 31,     Year Ended December        December 31, 2012              2012
                                              2012               31, 2012               Two Years Ended          Five Years Ended
Ultra Series Diversified Income Fund,                                                                            December 31,
  Class I, Subaccount                      December 31,     Year Ended December        December 31, 2012              2012
                                              2012               31, 2012               Two Years Ended          Five Years Ended
Ultra Series High Income Fund, Class                                                                             December 31,
  I, Subaccount                            December 31,     Year Ended December        December 31, 2012              2012
                                              2012               31, 2012               Two Years Ended          Five Years Ended
Ultra Series International Stock                                                                                 December 31,
  Fund, Class I, Subaccount                December 31,     Year Ended December        December 31, 2012              2012
                                              2012               31, 2012               Two Years Ended          Five Years Ended
Ultra Series Large Cap Growth Fund,                                                                              December 31,
  Class I, Subaccount                      December 31,     Year Ended December        December 31, 2012              2012
                                              2012               31, 2012               Two Years Ended          Five Years Ended
Ultra Series Large Cap Value Fund,                                                                               December 31,
  Class I, Subaccount                      December 31,     Year Ended December        December 31, 2012              2012
                                              2012               31, 2012               Two Years Ended          Five Years Ended
Ultra Series Mid Cap Fund, Class I,                                                                              December 31,
  Subaccount                               December 31,     Year Ended December        December 31, 2012              2012
                                              2012               31, 2012               Two Years Ended          Five Years Ended
Ultra Series Moderate Allocation                                                                                 December 31,
  Fund, Class I, Subaccount                December 31,     Year Ended December        December 31, 2012              2012
                                              2012               31, 2012               Two Years Ended          Five Years Ended
Ultra Series Money Market Fund,                                                                                  December 31,
  Class I, Subaccount                      December 31,     Year Ended December        December 31, 2012              2012
                                              2012               31, 2012               Two Years Ended          Five Years Ended
Ultra Series Small Cap Fund, Class                                                                               December 31,
  I, Subaccount                            December 31,     Year Ended December        December 31, 2012              2012
                                              2012               31, 2012

*Date represents commencement of operations.

                      CMFG VARIABLE LIFE INSURANCE ACCOUNT
                       STATEMENT OF ASSETS AND LIABILITIES

---------------------------------------------------------------------------------------------------------------------------------
                                                    TEMPLETON          MFS(R) STRATEGIC    OPPENHEIMER GLOBAL     T. ROWE PRICE
                                                DEVELOPING MARKETS      INCOME SERIES,      STRATEGIC INCOME      INTERNATIONAL
                                                 SECURITIES FUND,       INITIAL CLASS,      FUND/VA, CLASS A,    STOCK PORTFOLIO,
AS OF DECEMBER 31, 2012                         CLASS 2, SUBACCOUNT       SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments in mutual funds at fair value     $            25,188    $        290,705    $           42,019    $      6,905,981
                                                -------------------    ----------------    ------------------    ----------------
  Total assets                                               25,188             290,705                42,019           6,905,981
LIABILITIES                                                       -                   -                     -                   -
                                                -------------------    ----------------    ------------------    ----------------
  Net assets                                    $            25,188    $        290,705    $           42,019    $      6,905,981
                                                ===================    ================    ==================    ================
NET ASSETS
  Net assets: type 1                            $                 -    $        290,098    $                -    $      6,673,877
  Net assets: type 2                                         25,188                 607                42,019             232,104
                                                -------------------    ----------------    ------------------    ----------------
  Total net assets                              $            25,188    $        290,705    $           42,019    $      6,905,981
                                                ===================    ================    ==================    ================
Number of shares outstanding                                  2,399              27,713                 7,411             496,833
Net asset value per share                       $             10.50    $          10.49    $             5.67    $          13.90
Cost of mutual fund shares                      $            17,239    $        275,402    $          146,271    $      6,844,108

---------------------------------------------------------------------------------------------------------------------------------
                                                                                          ULTRA SERIES
                                                    ULTRA SERIES         ULTRA SERIES     CONSERVATIVE          ULTRA SERIES
                                                AGGRESSIVE ALLOCATION     BOND FUND,       ALLOCATION           DIVERSIFIED
                                                   FUND, CLASS I,          CLASS I,      FUND, CLASS I,         INCOME FUND,
AS OF DECEMBER 31, 2012                              SUBACCOUNT           SUBACCOUNT       SUBACCOUNT       CLASS I, SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments in mutual funds at fair value     $             942,806    $  9,033,517    $      564,372     $          54,737,526
                                                ---------------------    ------------    --------------     ---------------------
  Total assets                                                942,806       9,033,517           564,372                54,737,526
LIABILITIES                                                         -               -                 -                         -
                                                ---------------------    ------------    --------------     ---------------------
  Net assets                                    $             942,806    $  9,033,517    $      564,372     $          54,737,526
                                                =====================    ============    ==============     =====================
NET ASSETS
  Net assets: type 1                            $                   -    $  5,337,942    $            -     $          46,785,417
  Net assets: type 2                                          942,806       3,695,575           564,372                 7,952,109
                                                ---------------------    ------------    --------------     ---------------------
  Total net assets                              $             942,806    $  9,033,517    $      564,372     $          54,737,526
                                                =====================    ============    ==============     =====================
Number of shares outstanding                                   96,654         856,055            53,995                 2,992,315
Net asset value per share                       $                9.75    $      10.55    $        10.45     $               18.29
Cost of mutual fund shares                      $             923,663    $  8,869,988    $      554,674     $          50,057,573

                 See accompanying notes to financial statements.

                      CMFG VARIABLE LIFE INSURANCE ACCOUNT
                 STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

-------------------------------------------------------------------------------------------------------------------------------
                                                 ULTRA SERIES          ULTRA SERIES          ULTRA SERIES        ULTRA SERIES
                                                  HIGH INCOME         INTERNATIONAL        LARGE CAP GROWTH     LARGE CAP VALUE
                                                FUND, CLASS I,         STOCK FUND,          FUND, CLASS I,       FUND, CLASS I,
AS OF DECEMBER 31, 2012                           SUBACCOUNT       CLASS I, SUBACCOUNT        SUBACCOUNT           SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments in mutual funds at fair value     $    1,517,355     $         2,895,987     $     31,159,689     $    61,122,958
                                                --------------     -------------------     ----------------     ---------------
  Total assets                                       1,517,355               2,895,987           31,159,689          61,122,958
LIABILITIES                                                  -                       -                    -                   -
                                                --------------     -------------------     ----------------     ---------------
  Net assets                                    $    1,517,355     $         2,895,987     $     31,159,689     $    61,122,958
                                                ==============     ===================     ================     ===============
NET ASSETS
  Net assets: type 1                            $            -     $                 -     $     24,134,870     $    53,078,399
  Net assets: type 2                                 1,517,355               2,895,987            7,024,819           8,044,559
                                                --------------     -------------------     ----------------     ---------------
  Total net assets                              $    1,517,355     $         2,895,987     $     31,159,689     $    61,122,958
                                                ==============     ===================     ================     ===============
Number of shares outstanding                           162,005                 268,669            1,293,325           2,253,705
Net asset value per share                       $         9.37     $             10.78     $          24.09     $         27.12
Cost of mutual fund shares                      $    1,561,683     $         2,963,880     $     24,733,820     $    56,992,209

-------------------------------------------------------------------------------------------------------------------------------
                                                 ULTRA SERIES          ULTRA SERIES           ULTRA SERIES        ULTRA SERIES
                                                   MID CAP          MODERATE ALLOCATION       MONEY MARKET         SMALL CAP
                                                FUND, CLASS I,         FUND, CLASS I,        FUND, CLASS I,      FUND, CLASS I,
AS OF DECEMBER 31, 2012                           SUBACCOUNT             SUBACCOUNT            SUBACCOUNT          SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
ASSETS

  Investments in mutual funds at fair value     $   16,795,827      $         2,373,722      $    3,764,048      $      187,366
                                                --------------      -------------------      --------------      --------------
  Total assets                                      16,795,827                2,373,722           3,764,048             187,366
LIABILITIES                                                  -                        -                   -                   -
                                                --------------      -------------------      --------------      --------------
  Net assets                                    $   16,795,827      $         2,373,722      $    3,764,048      $      187,366
                                                ==============      ===================      ==============      ==============
NET ASSETS
  Net assets: type 1                            $    8,104,219      $                 -      $    1,226,453      $            -
  Net assets: type 2                                 8,691,608                2,373,722           2,537,595             187,366
                                                --------------      -------------------      --------------      --------------
  Total net assets                              $   16,795,827      $         2,373,722      $    3,764,048      $      187,366
                                                ==============      ===================      ==============      ==============
Number of shares outstanding                           982,758                  234,913           3,764,048              15,203
Net asset value per share                       $        17.09      $             10.10      $         1.00      $        12.32
Cost of mutual fund shares                      $   13,430,557      $         2,350,408      $    3,764,048      $      151,608

                 See accompanying notes to financial statements.

                      CMFG VARIABLE LIFE INSURANCE ACCOUNT
                             STATEMENT OF OPERATIONS

----------------------------------------------------------------------------------------------------------------------------------
                                                        TEMPLETON         MFS(R) STRATEGIC   OPPENHEIMER GLOBAL    T. ROWE PRICE
                                                    DEVELOPING MARKETS     INCOME SERIES,     STRATEGIC INCOME     INTERNATIONAL
                                                     SECURITIES FUND,      INITIAL CLASS,     FUND/VA, CLASS A,   STOCK PORTFOLIO,
FOR THE YEAR ENDED DECEMBER 31, 2012                CLASS 2, SUBACCOUNT      SUBACCOUNT         SUBACCOUNT *         SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend Income                                   $               342   $         16,582   $                -   $         83,659
  Mortality and expense charges (note 3)                           (225)            (2,599)                 (68)           (60,804)
                                                    -------------------   ----------------   ------------------   ----------------
  Net investment income (loss)                                      117             13,983                  (68)            22,855
REALIZED GAIN (LOSS) ON SALE OF FUND SHARES
  Net realized gain (loss) on sale of fund shares                 1,034                849                  (91)           (36,311)
  Realized gain distributions                                         -                  -                    -                  -
                                                    -------------------   ----------------   ------------------   ----------------
  Net realized gain (loss) on investments                         1,034                849                  (91)           (36,311)
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) ON INVESTMENTS                                   1,743             12,124                  835          1,084,708
                                                    -------------------   ----------------   ------------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                         $             2,894   $         26,956   $              676   $      1,071,252
                                                    ===================   ================   ==================   ================

----------------------------------------------------------------------------------------------------------------------------------
                                                      ULTRA SERIES        ULTRA SERIES      ULTRA SERIES          ULTRA SERIES
                                                       AGGRESSIVE          BOND FUND,       CONSERVATIVE           DIVERSIFIED
                                                     ALLOCATION FUND,       CLASS I,      ALLOCATION FUND,         INCOME FUND,
FOR THE YEAR ENDED DECEMBER 31, 2012                CLASS I, SUBACCOUNT    SUBACCOUNT    CLASS I, SUBACCOUNT   CLASS I, SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend Income                                   $            21,116   $    298,364   $            20,873   $         1,495,797
  Mortality and expense charges (note 3)                         (7,795)       (84,065)               (4,114)             (501,643)
                                                    -------------------   ------------   -------------------   -------------------
  Net investment income (loss)                                   13,321        214,299                16,759               994,154
REALIZED GAIN (LOSS) ON SALE OF FUND SHARES
  Net realized gain (loss) on sale of fund shares                   183         37,518                 3,362               444,960
  Realized gain distributions                                         -              -                     -                     -
                                                    -------------------   ------------   -------------------   -------------------
  Net realized gain (loss) on investments                           183         37,518                 3,362               444,960
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) ON INVESTMENTS                                  69,619        (40,297)               18,108             2,401,872
                                                    -------------------   ------------   -------------------   -------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                         $            83,123   $    211,520   $            38,229   $         3,840,986
                                                    ===================   ============   ===================   ===================

                                                    * Commenced operations on October 26, 2012. See Note 1 in the accompanying notes to financial statements.

                 See accompanying notes to financial statements.

                      CMFG VARIABLE LIFE INSURANCE ACCOUNT
                       STATEMENT OF OPERATIONS (CONTINUED)

-------------------------------------------------------------------------------------------------------------------------------
                                                 ULTRA SERIES          ULTRA SERIES          ULTRA SERIES        ULTRA SERIES
                                                  HIGH INCOME         INTERNATIONAL        LARGE CAP GROWTH     LARGE CAP VALUE
                                                FUND, CLASS I,         STOCK FUND,          FUND, CLASS I,       FUND, CLASS I,
FOR THE YEAR ENDED DECEMBER 31, 2012              SUBACCOUNT       CLASS I, SUBACCOUNT        SUBACCOUNT           SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend Income                               $      125,940     $            46,069     $        246,072     $     1,275,888
  Mortality and expense charges (note 3)               (13,499)                (24,518)            (290,962)           (556,462)
                                                --------------     -------------------     ----------------     ---------------
  Net investment income (loss)                         112,441                  21,551              (44,890)            719,426
REALIZED GAIN (LOSS) ON SALE OF FUND SHARES
  Net realized gain (loss) on sale of fund
    shares                                               1,364                 (28,209)             766,975             315,205
  Realized gain distributions                                -                       -                    -                   -
                                                --------------     -------------------     ----------------     ---------------
  Net realized gain (loss) on investments                1,364                 (28,209)             766,975             315,205
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) ON INVESTMENTS                         30,887                 508,500            2,388,305           5,235,888
                                                --------------     -------------------     ----------------     ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                     $      144,692     $           501,842     $      3,110,390     $     6,270,519
                                                ==============     ===================     ================     ===============

-------------------------------------------------------------------------------------------------------------------------------
                                                 ULTRA SERIES          ULTRA SERIES           ULTRA SERIES        ULTRA SERIES
                                                   MID CAP          MODERATE ALLOCATION       MONEY MARKET         SMALL CAP
                                                FUND, CLASS I,         FUND, CLASS I,        FUND, CLASS I,      FUND, CLASS I,
FOR THE YEAR ENDED DECEMBER 31, 2012              SUBACCOUNT             SUBACCOUNT            SUBACCOUNT          SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend Income                               $       50,231      $           70,549      $             -      $        2,182
  Mortality and expense charges (note 3)              (151,014)                (21,448)             (34,935)             (2,084)
                                                --------------     -------------------     ----------------     ---------------
  Net investment income (loss)                        (100,783)                 49,101              (34,935)                 98
REALIZED GAIN (LOSS) ON SALE OF FUND SHARES
  Net realized gain (loss) on sale of fund
    shares                                             313,655                     134                    -              12,205
  Realized gain distributions                                -                       -                    -                   -
                                                --------------     -------------------     ----------------     ---------------
  Net realized gain (loss) on investments              313,655                     134                    -              12,205
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) ON INVESTMENTS                      2,128,332                 166,721                    -              11,414
                                                --------------     -------------------     ----------------     ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                     $    2,341,204      $          215,956      $       (34,935)     $       23,717
                                                ==============     ===================     ================     ===============

                 See accompanying notes to financial statements.

                      CMFG VARIABLE LIFE INSURANCE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS

-------------------------------------------------------------------------------------------------------------------------------
                                                         TEMPLETON DEVELOPING MARKETS
                                                             SECURITIES FUND, CLASS 2,          MFS(R) STRATEGIC INCOME SERIES,
                                                                   SUBACCOUNT                      INITIAL CLASS, SUBACCOUNT
                                                     --------------------------------------------------------------------------
                                                        YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                     DECEMBER 31, 2012  DECEMBER 31, 2011  DECEMBER 31, 2012  DECEMBER 31, 2011
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)                       $             117  $              38  $          13,983  $          27,976
  Net realized gain (loss) on investments                        1,034              3,931                849               (773)
  Net change in unrealized appreciation
    (depreciation) on investments                                1,743            (10,528)            12,124             (9,492)
                                                     -----------------  -----------------  -----------------  -----------------
  Net increase (decrease) in net assets
    resulting from operations                                    2,894             (6,559)            26,956             17,711
CONTRACT TRANSACTIONS
  Payments received from policy owners                               -                  -                  -                 46
  Transfers between subaccounts (including
    fixed accounts), net                                          (598)              (268)              (919)              (988)
  Payment for contract benefits and terminations                (1,020)            (8,974)            (1,191)          (316,246)
  Contract charges and fees                                     (1,924)            (3,603)           (13,740)           (19,805)
                                                     -----------------  -----------------  -----------------  -----------------
  Net increase (decrease) in net assets from
    contract transactions                                       (3,542)           (12,845)           (15,850)          (336,993)
  TOTAL INCREASE (DECREASE) IN NET ASSETS                         (648)           (19,404)            11,106           (319,282)
                                                     -----------------  -----------------  -----------------  -----------------
NET ASSETS:
  Beginning of period                                           25,836             45,240            279,599            598,881
                                                     -----------------  -----------------  -----------------  -----------------
  End of period                                      $          25,188  $          25,836  $         290,705  $         279,599
                                                     =================  =================  =================  =================

-------------------------------------------------------------------------------------------------------------------------------
                                                      OPPENHEIMER GLOBAL STRATEGIC INCOME     T. ROWE PRICE INTERNATIONAL STOCK
                                                         FUND/VA, CLASS A, SUBACCOUNT *               PORTFOLIO, SUBACCOUNT
                                                     --------------------------------------------------------------------------
                                                        YEAR ENDED          YEAR ENDED        YEAR ENDED         YEAR ENDED
                                                     DECEMBER 31, 2012  DECEMBER 31, 2011  DECEMBER 31, 2012  DECEMBER 31, 2011
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)                       $             (68) $               -  $          22,855  $          44,410
  Net realized gain (loss) on investments                          (91)                 -            (36,311)           (38,440)
  Net change in unrealized appreciation
    (depreciation) on investments                                  835                  -          1,084,708         (1,041,704)
                                                     -----------------  -----------------  -----------------  -----------------
  Net increase (decrease) in net assets
    resulting from operations                                      676                  -          1,071,252         (1,035,734)
CONTRACT TRANSACTIONS
  Payments received from contract owners                             -                  -            413,605            454,023
  Transfers between subaccounts (including
    fixed accounts), net                                           (18)                 -           (159,420)          (125,447)
  Payment for contract benefits and terminations                  (337)                 -           (370,523)          (569,911)
  Contract charges and fees                                       (304)                 -           (409,609)          (432,524)
                                                     -----------------  -----------------  -----------------  -----------------
  Net increase (decrease) in net assets from
    contract transactions                                         (659)                 -           (525,947)          (673,859)
  TOTAL INCREASE (DECREASE) IN NET ASSETS                           17                  -            545,305         (1,709,593)
                                                     -----------------  -----------------  -----------------  -----------------
NET ASSETS:
  Beginning of period                                           42,002                  -          6,360,676          8,070,269
                                                     -----------------  -----------------  -----------------  -----------------
  End of period                                      $          42,019  $               -  $       6,905,981  $       6,360,676
                                                     =================  =================  =================  =================

                                                     * Commenced operations on October 26, 2012. See Note 1 in the accompanying notes to financial statements.

                 See accompanying notes to financial statements.

                      CMFG VARIABLE LIFE INSURANCE ACCOUNT
                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

-------------------------------------------------------------------------------------------------------------------------------
                                                 ULTRA SERIES AGGRESSIVE ALLOCATION FUND,        ULTRA SERIES BOND FUND,
                                                            CLASS I, SUBACCOUNT                    CLASS I, SUBACCOUNT
                                                 ------------------------------------------------------------------------------
                                                        YEAR ENDED         YEAR ENDED         YEAR ENDED          YEAR ENDED
                                                     DECEMBER 31, 2012  DECEMBER 31, 2011  DECEMBER 31, 2012  DECEMBER 31, 2011
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)                       $          13,321  $           6,841  $         214,299  $         265,738
  Net realized gain (loss) on investments                          183             (1,641)            37,518             46,196
  Net change in unrealized appreciation
    (depreciation) on investments                               69,619             (7,230)           (40,297)           233,092
                                                     -----------------  -----------------  -----------------  -----------------
  Net increase (decrease) in net assets
    resulting from operations                                   83,123             (2,030)           211,520            545,026
CONTRACT TRANSACTIONS
  Payments received from contract owners                       136,565            138,651            431,886            482,095
  Transfers between subaccounts (including
    fixed accounts), net                                        21,557            (12,165)           175,845            101,679
  Payment for contract benefits and terminations               (13,071)           (14,985)          (677,263)          (876,834)
  Contract charges and fees                                    (61,376)           (56,174)          (519,132)          (538,413)
                                                     -----------------  -----------------  -----------------  -----------------
  Net increase (decrease) in net assets from
    contract transactions                                       83,675             55,327           (588,664)          (831,473)
  TOTAL INCREASE (DECREASE) IN NET ASSETS                      166,798             53,297           (377,144)          (286,447)
                                                     -----------------  -----------------  -----------------  -----------------
NET ASSETS:
  Beginning of period                                          776,008            722,711          9,410,661          9,697,108
                                                     -----------------  -----------------  -----------------  -----------------
  End of period                                      $         942,806  $         776,008  $       9,033,517  $       9,410,661
                                                     =================  =================  =================  =================

-------------------------------------------------------------------------------------------------------------------------------
                                              ULTRA SERIES CONSERVATIVE ALLOCATION FUND,  ULTRA SERIES DIVERSIFIED INCOME FUND,
                                                          CLASS I, SUBACCOUNT                        CLASS I, SUBACCOUNT
                                              ---------------------------------------------------------------------------------
                                                        YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                     DECEMBER 31, 2012  DECEMBER 31, 2011  DECEMBER 31, 2012  DECEMBER 31, 2011
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)                       $          16,759  $           7,446  $         994,154  $       1,122,917
  Net realized gain (loss) on investments                        3,362               (266)           444,960            154,429
  Net change in unrealized appreciation
    (depreciation) on investments                               18,108               (706)         2,401,872          2,353,202
                                                     -----------------  -----------------  -----------------  -----------------
  Net increase (decrease) in net assets
    resulting from operations                                   38,229              6,474          3,840,986          3,630,548
CONTRACT TRANSACTIONS
  Payments received from contract owners                        20,181             13,805          3,137,155          3,418,333
  Transfers between subaccounts (including
    fixed accounts), net                                       256,844              4,526           (156,960)          (311,645)
  Payment for contract benefits and terminations                (8,951)           (12,944)        (2,759,406)        (3,623,682)
  Contract charges and fees                                    (26,519)           (19,709)        (3,821,286)        (3,935,615)
                                                     -----------------  -----------------  -----------------  -----------------
  Net increase (decrease) in net assets from
    contract transactions                                      241,555            (14,322)        (3,600,497)        (4,452,609)
  TOTAL INCREASE (DECREASE) IN NET ASSETS                      279,784             (7,848)           240,489           (822,061)
                                                     -----------------  -----------------  -----------------  -----------------
NET ASSETS:
  Beginning of period                                          284,588            292,436         54,497,037         55,319,098
                                                     -----------------  -----------------  -----------------  -----------------
  End of period                                      $         564,372  $         284,588  $      54,737,526  $      54,497,037
                                                     =================  =================  =================  =================

                 See accompanying notes to financial statements.

                      CMFG VARIABLE LIFE INSURANCE ACCOUNT
                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

-------------------------------------------------------------------------------------------------------------------------------
                                                       ULTRA SERIES HIGH INCOME FUND,    ULTRA SERIES INTERNATIONAL STOCK FUND,
                                                             CLASS I, SUBACCOUNT                  CLASS I, SUBACCOUNT
                                                     --------------------------------------------------------------------------
                                                         YEAR ENDED         YEAR ENDED        YEAR ENDED          YEAR ENDED
                                                     DECEMBER 31, 2012  DECEMBER 31, 2011  DECEMBER 31, 2012  DECEMBER 31, 2011
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)                       $         112,441  $          89,400  $          21,551  $          27,334
  Net realized gain (loss) on investments                        1,364               (637)           (28,209)           (43,125)
  Net change in unrealized appreciation
    (depreciation) on investments                               30,887            (30,804)           508,500           (219,868)
                                                     -----------------  -----------------  -----------------  -----------------
  Net increase (decrease) in net assets
    resulting from operations                                  144,692             57,959            501,842           (235,659)
CONTRACT TRANSACTIONS
  Payments received from contract owners                        53,350             63,090            230,177            288,106
  Transfers between subaccounts (including
    fixed accounts), net                                        11,060             (1,495)            (7,021)           (86,495)
  Payment for contract benefits and terminations               (46,909)           (47,792)          (180,308)          (156,438)
  Contract charges and fees                                    (72,787)           (73,928)          (172,802)          (184,914)
                                                     -----------------  -----------------  -----------------  -----------------
  Net increase (decrease) in net assets from
    contract transactions                                      (55,286)           (60,125)          (129,954)          (139,741)
  TOTAL INCREASE (DECREASE) IN NET ASSETS                       89,406             (2,166)           371,888           (375,400)
                                                     -----------------  -----------------  -----------------  -----------------
NET ASSETS:
  Beginning of period                                        1,427,949          1,430,115          2,524,099          2,899,499
                                                     -----------------  -----------------  -----------------  -----------------
  End of period                                      $       1,517,355  $       1,427,949  $       2,895,987  $       2,524,099
                                                     =================  =================  =================  =================

-------------------------------------------------------------------------------------------------------------------------------
                                                        ULTRA SERIES LARGE CAP GROWTH FUND,  ULTRA SERIES LARGE CAP VALUE FUND,
                                                                 CLASS I, SUBACCOUNT                CLASS I, SUBACCOUNT
                                                     --------------------------------------------------------------------------
                                                         YEAR ENDED         YEAR ENDED        YEAR ENDED          YEAR ENDED
                                                     DECEMBER 31, 2012  DECEMBER 31, 2011  DECEMBER 31, 2012  DECEMBER 31, 2011
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)                       $         (44,890) $        (215,444) $         719,426  $         690,741
  Net realized gain (loss) on investments                      766,975            519,268            315,205           (285,166)
  Net change in unrealized appreciation
    (depreciation) on investments                            2,388,305           (970,380)         5,235,888          3,291,854
                                                     -----------------  -----------------  -----------------  -----------------
  Net increase (decrease) in net assets
    resulting from operations                                3,110,390           (666,556)         6,270,519          3,697,429
CONTRACT TRANSACTIONS
  Payments received from contract owners                     2,092,537          2,318,412          4,184,211          4,493,410
  Transfers between subaccounts (including
    fixed accounts), net                                      (665,569)          (384,929)          (363,679)          (849,598)
  Payment for contract benefits and terminations            (2,266,143)        (2,420,258)        (3,854,228)        (4,263,976)
  Contract charges and fees                                 (2,019,324)        (2,091,657)        (4,298,851)        (4,304,976)
                                                     -----------------  -----------------  -----------------  -----------------
  Net increase (decrease) in net assets from
    contract transactions                                   (2,858,499)        (2,578,432)        (4,332,547)        (4,925,140)
  TOTAL INCREASE (DECREASE) IN NET ASSETS                      251,891         (3,244,988)         1,937,972         (1,227,711)
                                                     -----------------  -----------------  -----------------  -----------------
NET ASSETS:
  Beginning of period                                       30,907,798         34,152,786         59,184,986         60,412,697
                                                     -----------------  -----------------  -----------------  -----------------
  End of period                                      $      31,159,689  $      30,907,798  $      61,122,958  $      59,184,986
                                                     =================  =================  =================  =================

                 See accompanying notes to financial statements.

                      CMFG VARIABLE LIFE INSURANCE ACCOUNT
                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

-------------------------------------------------------------------------------------------------------------------------------
                                                            ULTRA SERIES MID CAP FUND,   ULTRA SERIES MODERATE ALLOCATION FUND,
                                                               CLASS I, SUBACCOUNT                  CLASS I, SUBACCOUNT
                                                     --------------------------------------------------------------------------
                                                        YEAR ENDED         YEAR ENDED         YEAR ENDED          YEAR ENDED
                                                     DECEMBER 31, 2012  DECEMBER 31, 2011  DECEMBER 31, 2012  DECEMBER 31, 2011
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)                       $        (100,783) $        (118,395) $          49,101  $          40,993
  Net realized gain (loss) on investments                      313,655            141,128                134            (10,733)
  Net change in unrealized appreciation
    (depreciation) on investments                            2,128,332            572,528            166,721             (6,092)
                                                     -----------------  -----------------  -----------------  -----------------
  Net increase (decrease) in net assets
    resulting from operations                                2,341,204            595,261            215,956             24,168
CONTRACT TRANSACTIONS
  Payments received from contract owners                     1,209,244          1,332,263            164,671            222,185
  Transfers between subaccounts (including
    fixed accounts), net                                      (431,606)          (529,035)          (104,611)          (107,403)
  Payment for contract benefits and terminations            (1,144,711)        (1,287,544)           (93,590)            (4,763)
  Contract charges and fees                                 (1,110,197)        (1,124,070)          (129,532)          (126,623)
                                                     -----------------  -----------------  -----------------  -----------------
  Net increase (decrease) in net assets from
    contract transactions                                   (1,477,270)        (1,608,386)          (163,062)           (16,604)
  TOTAL INCREASE (DECREASE) IN NET ASSETS                      863,934         (1,013,125)            52,894              7,564
                                                     -----------------  -----------------  -----------------  -----------------
NET ASSETS:
  Beginning of period                                       15,931,893         16,945,018          2,320,828          2,313,264
                                                     -----------------  -----------------  -----------------  -----------------
  End of period                                      $      16,795,827  $      15,931,893  $       2,373,722  $       2,320,828
                                                     =================  =================  =================  =================

-------------------------------------------------------------------------------------------------------------------------------
                                                         ULTRA SERIES MONEY MARKET FUND,         ULTRA SERIES SMALL CAP FUND,
                                                                CLASS I, SUBACCOUNT                   CLASS I, SUBACCOUNT
                                                     --------------------------------------------------------------------------
                                                        YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                     DECEMBER 31, 2012  DECEMBER 31, 2011  DECEMBER 31, 2012  DECEMBER 31, 2011
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)                       $         (34,935) $         (38,345) $              98  $            (764)
  Net realized gain (loss) on investments                            -                  -             12,205              2,156
  Net change in unrealized appreciation
    (depreciation) on investments                                    -                  -             11,414              1,943
                                                     -----------------  -----------------  -----------------  -----------------
  Net increase (decrease) in net assets
    resulting from operations                                  (34,935)           (38,345)            23,717              3,335
CONTRACT TRANSACTIONS
  Payments received from contract owners                       267,887            278,667              8,071              8,409
  Transfers between subaccounts (including
    fixed accounts), net                                       186,122           (468,731)          (107,928)           186,740
  Payment for contract benefits and terminations              (363,651)          (367,114)           (15,606)            (3,831)
  Contract charges and fees                                   (296,021)          (327,755)           (12,246)           (11,214)
                                                     -----------------  -----------------  -----------------  -----------------
  Net increase (decrease) in net assets from
    contract transactions                                     (205,663)          (884,933)          (127,709)           180,104
  TOTAL INCREASE (DECREASE) IN NET ASSETS                     (240,598)          (923,278)          (103,992)           183,439
                                                     -----------------  -----------------  -----------------  -----------------
NET ASSETS:
  Beginning of period                                        4,004,646          4,927,924            291,358            107,919
                                                     -----------------  -----------------  -----------------  -----------------
  End of period                                      $       3,764,048  $       4,004,646  $         187,366  $         291,358
                                                     =================  =================  =================  =================

                 See accompanying notes to financial statements.

                      CMFG VARIABLE LIFE INSURANCE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

(1) ORGANIZATION

    The CMFG Variable Life Insurance Account (the Account) is a unit investment trust organized under the laws of the state of Iowa and registered with the Securities Exchange Commission (SEC) under the Investment Company Act of 1940, as amended. The Account was established as a separate account of CMFG Life Insurance Company (the Company) to receive and invest net premiums paid by the policy owners to the Company under two flexible premium variable life insurance policy types issued by the Company: MEMBERS(R) Variable Universal Life and UltraVers ALL-Life(SM) (type 1) and MEMBERS(R) Variable Universal Life II (type 2) (contracts).

    In June 2011, the Board of Directors of CUNA Mutual Insurance Society
    (CMIS) approved a plan that converted CMIS from a mutual insurance company structure to a mutual insurance holding company (MHC) structure. In September 2011, policyholders and the Iowa Insurance Commissioner approved the plan of reorganization. The new MHC structure became effective January 31, 2012.

    Under the reorganization plan, the policyholders of CMIS, who were the members and owners of CMIS, became members and owners of a new legal entity: CUNA Mutual Holding Company (CMHC). A second new legal entity was also formed: CUNA Mutual Financial Group, Inc. (CMFG) to serve as an intermediate holding company, to own CMIS and its subsidiary companies. Finally, CMIS issued 7,500,000 shares of common stock and was renamed CMFG Life Insurance Company. At the same time the Account was renamed to CMFG Variable Annuity Account. Policyholder benefits and rights were not reduced or altered as a result of the reorganization to a MHC structure.

    The accompanying financial statements include only the policy owner assets, deposits, related activity, and the contract transactions applicable to the variable portions of the contracts and exclude assets and activity for deposits for fixed dollar benefits, which are included in the general account of the Company.

    The Account is divided into a number of subaccounts and the policy owner makes elections as to the subaccounts in which to participate. The Account may, in the future, include additional subaccounts. Each subaccount invests exclusively in shares of an underlying open-end management investment company or unit investment trust (collectively, funds). Those funds include certain funds within the Franklin Templeton Variable Insurance Products Trust (one fund), MFS(R) Variable Insurance Trust(SM) (one fund), Oppenheimer Variable Account Funds (one fund), T. Rowe Price International Series, Inc. (one fund), and Ultra Series Fund (twelve funds). Each fund is registered with the SEC as an open-end, management investment company. Such registration does not involve supervision of the management or investment practices or policies of the companies or their funds by the SEC.

    The net investment income and the realized and unrealized gains and losses from the assets for each subaccount are credited to or charged against that subaccount without regard to income, gains or losses from any other subaccount.

    Templeton Asset Management Ltd. serves as the investment adviser to the Franklin Templeton Developing Markets Securities Fund and manages its assets and makes its investments decisions in accordance with general policies and guidelines established by the Board of Trustees of the Franklin Templeton Variable Insurance Products Trust.

    Massachusetts Financial Services Company serves as the investment adviser to the MFS(R) Variable Insurance Trust(SM) and manages its assets in accordance with general policies and guidelines established by the Board of Trustees of the MFS(R) Variable Insurance Trust(SM).

    OppenheimerFunds, Inc. serves as the investment adviser to Oppenheimer Variable Account Funds and manages its assets in accordance with general policies and guidelines established by the Board of Trustees of the Oppenheimer Variable Account Funds.

                      CMFG VARIABLE LIFE INSURANCE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

(1) ORGANIZATION (CONTINUED)

    T. Rowe Price serves as the investment adviser to the T. Rowe Price International Series, Inc. and manages its assets in accordance with general policies and guidelines established by the Board of Directors of the T. Rowe Price family of funds.

    Madison Asset Management, LLC, with which the Company has an alliance, serves as the investment adviser to the Ultra Series Fund and manages its assets in accordance with general policies and guidelines established by the Board of Trustees of the Ultra Series Fund. The Company receives a percentage of the advisory fees charged by the alliance. The fee income recorded by the Company was $8,153,000 and $8,816,000 of which $370,000 and $400,000 in 2012 and 2011, respectively, was related to the Account.

    Each of these investment advisors may have retained one or more investment sub-advisors to manage some or the fund's entire portfolio.

    Fund Mergers

    On September 14, 2012, shareholders of the Oppenheimer High Income Fund/VA (High Income Fund) approved an Agreement and Plan of Reorganization that provided for the reorganization into the Oppenheimer Global Strategic Income Fund/VA (Strategic Income Fund), each an open-end investment company. This tax-free reorganization was accomplished after the close of business on October 26, 2012, by exchanging the assets and liabilities of the High Income Fund for shares of the Strategic Income Fund. Shareholders holding Class A shares of the High Income Fund received Class A shares of the Strategic Income Fund in the reorganization. The details of the reorganization as of the closing date as required by the Business Combinations Topic of the Financial Accounting Standards Board (FASB) Accounting Standards Codification are as follows:

    The High Income Fund reorganization was accomplished by an exchange of 23,353 shares of the High Income Fund (net assets valued at $41,999) for 7,540 shares of the Strategic Income Fund (net assets valued at $41,999). The High Income Fund's net assets at that date included $105,087 of unrealized depreciation. The aggregate net assets of the Strategic Income Fund immediately after the reorganization were $41,999.

    In connection with the reorganization, a conversion factor of 0.3227 was applied to the historical operations of the Strategic Income Fund to properly reflect the performance of the fund. The conversion factor was calculated as of the close of business on October 26, 2012 and represents the amount of shares each High Income Fund shareholder received of the Strategic Income Fund for one share of the High Income Fund on the Closing Date.

    For financial statement and performance purposes, the Strategic Income Fund is the accounting survivor of the reorganization.

(2) SIGNIFICANT ACCOUNTING POLICIES

    Use of Estimates

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    Investment Valuation

    Investments are made in shares of a fund and are recorded at fair value, determined by the net asset value per share of the respective fund. Investment transactions in each fund are recorded on the trade date. Realized gains and losses on redemptions of the shares of the fund are determined using the average cost basis. Income from dividends and gains from realized gain distributions from each fund are recorded on the ex-dividend date and are reinvested in that fund.

                      CMFG VARIABLE LIFE INSURANCE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

(2) SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    The difference between cost and fair value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

    Federal Income Taxes

    The operations of the Account are included in the federal income tax return of CMHC, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under current provisions of the IRC, the Company does not expect to incur federal income taxes on recorded earnings or the realized capital gains attributed to the Account to the extent these earnings are credited to the policies. Accordingly, no charge for income tax is currently recorded. If such taxes are incurred by the Company in the future, a charge to the Account may be assessed.

    Recently Adopted Accounting Standard Updates

    In May 2011, the FASB issued ASU No. 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure requirements in U.S. GAAP and International Financial Reporting Standards (ASU 2011-04), which was issued to create a consistent framework for the application of fair value measurement across jurisdictions. The new guidance clarified existing fair value measurement requirements and changed certain fair value measurement principles and disclosure requirements. There are no additional fair value measurements required upon adoption of ASU 2011-04. The amendments became effective in 2012 and did not have a material impact on the Account's financial statements.

(3) FEES AND CHARGES

    Policy Charges

    In addition to charges for state taxes, which reduce premiums prior to the allocation of net premiums to the subaccounts of the Account, the following charges may be deducted by the Company by redeeming an appropriate number of units for each policy and are included in contact charges and fees in the accompanying Statements of Changes in Net Assets of the applicable subaccount:

    ADMINISTRATIVE FEE: The Company has primary responsibility for the administration of the Account and the policies issued. As reimbursement for these expenses, the Company may assess each policy a monthly administrative fee. This fee on an annual basis is $0.45 per $1,000 of the amount specified in the policy for the first ten policy years. This fee is not assessed after ten policy years.

    SURRENDER CHARGES: For the type 1 product, the sales and administrative expenses incurred when a policy is issued are deferred (deferred charges) until the policy is surrendered. Such charges are not collected at all if the policy is held for nine years, or if the insured dies during the first ten years. In no instance will the charge exceed 30 percent of the lesser of premiums paid or the guideline annual premium (as defined under the Investment Company Act of 1940) of the policy.

    For the type 2 product, in the event a policy owner surrenders a policy prior to nine years the policy owner is assessed a contractual surrender charge to compensate the Company for certain sales and administrative expenses. Any such surrender charges are included in contract charges and fees in the accompanying Statements of Changes in Net Assets. The surrender charges are deducted from the payout in the event of a complete surrender of the policy during the first nine policy years; there is no surrender charge after nine policy years. Should there be a change of a specified amount, surrender charges are deducted from the payout for the first nine years following the change. There are no surrender charges after nine years following the change to a specified amount. In the event a policy owner surrenders a policy prior to nine years the policy owner is assessed a contractual surrender charge to compensate the Company for certain sales and administrative expenses.

    POLICY FEE: The Company incurs first-year expenses upon issue of a policy, and assesses each policy a monthly policy fee in the amount of $6 per month ($3 per month for issue ages 0-19 for the type I product only) to recover these expenses.

                      CMFG VARIABLE LIFE INSURANCE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

(4) FAIR VALUE (CONTINUED)

    COST OF INSURANCE AND ADDITIONAL BENEFITS PROVIDED: The Company is responsible for providing the insurance benefits provided in the policy. The cost of insurance is determined each month based upon the applicable cost of insurance rates and the net amount at risk. The cost of insurance can vary from month to month since the determination of both the insurance rate and the net amount at risk depends upon a number of variables such as the death benefit option selected by the policy owner, the benefit amount specified in the policy, and the cash value, all as described in the Account's prospectus. Several riders are available on the contracts that provide additional benefits, including children's insurance, guaranteed insurability, accidental death benefit, other insured term rider, and disability waiver of deductions or premium which can also impact the cost of insurance.

    Account Charges

    MORTALITY AND EXPENSE RISK CHARGE. The Company deducts a daily mortality and expense risk charge from the assets of the Account to compensate it for assuming certain mortality and expense risks at an annual rate of 0.90%. These charges are included in mortality and expense charges in the accompanying Statement of Operations of the applicable subaccount.

(4) FAIR VALUE

    Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

    The fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value of assets and liabilities into three broad levels. The Account has categorized its financial instruments, based on the degree of subjectivity inherent in the valuation technique, as follows:

      o Level 1: Inputs are directly observable and represent quoted prices for identical assets or liabilities in active markets the Account has the ability to access at the measurement date.

      o Level 2: All significant inputs are observable, either directly or indirectly, other than quoted prices included in Level 1, for the asset or liability. This includes: (i) quoted prices for similar assets or liabilities in active markets, (ii) quoted prices for identical or similar assets or liabilities in markets that are not active and (iii) inputs other than quoted prices that are observable for the asset or liability, and (iv) inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3: One or more significant inputs are unobservable and reflect the Account's estimates of the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.

    The hierarchy requires the use of market observable information when available for assessing fair value. The following table summarizes the Account's assets that are measured at fair value on a recurring basis as of December 31, 2012. All of the Account's assets consist of level 2 mutual funds that have daily quoted net asset value at which the Account could transact.

                      CMFG VARIABLE LIFE INSURANCE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

(4) FAIR VALUE (CONTINUED)

-------------------------------------------------------------------------------------------
ASSETS, AT FAIR VALUE                                            LEVEL 2          TOTAL
-------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund, Class 2         $      25,188   $      25,188
MFS(R) Strategic Income Series, Initial Class, Subaccount           290,705         290,705
Oppenheimer Global Strategic Income Fund/VA, Class A                 42,019          42,019
T. Rowe Price International Stock Portfolio                       6,905,981       6,905,981
Ultra Series Aggressive Allocation Fund, Class I                    942,806         942,806
Ultra Series Bond Fund, Class I                                   9,033,517       9,033,517
Ultra Series Conservative Allocation Fund, Class I                  564,372         564,372
Ultra Series Diversified Income Fund, Class I                    54,737,526      54,737,526
Ultra Series High Income Fund, Class I                            1,517,355       1,517,355
Ultra Series International Stock Fund, Class I                    2,895,987       2,895,987
Ultra Series Large Cap Growth Fund, Class I                      31,159,689      31,159,689
Ultra Series Large Cap Value Fund, Class I                       61,122,958      61,122,958
Ultra Series Mid Cap Fund, Class I                               16,795,827      16,795,827
Ultra Series Moderate Allocation Fund, Class I                    2,373,722       2,373,722
Ultra Series Money Market Fund, Class I                           3,764,048       3,764,048
Ultra Series Small Cap Fund, Class I                                187,366         187,366
-------------------------------------------------------------------------------------------
      Total assets                                            $ 192,359,066   $ 192,359,066
-------------------------------------------------------------------------------------------

There were no level 3 investments in the Account; therefore, Level 3 roll-forward tables have not been provided. There were no transfers between levels during the year ended December 31, 2012.

The following table summarizes the Account's assets that are measured at fair value on a recurring basis as of December 31, 2011. All of the Account's assets consist of level 2 mutual funds that have daily quoted net asset values at which the Account could transact.

-------------------------------------------------------------------------------------------
ASSETS, AT FAIR VALUE                                            LEVEL 2          TOTAL
-------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund, Class 2         $      25,837   $      25,837
MFS(R) Strategic Income Series, Initial Class, Subaccount           279,606         279,606
T. Rowe Price International Stock Portfolio                       6,360,833       6,360,833
Ultra Series Aggressive Allocation Fund, Class I                    776,027         776,027
Ultra Series Bond Fund, Class I                                   9,410,893       9,410,893
Ultra Series Conservative Allocation Fund, Class I                  284,595         284,595
Ultra Series Diversified Income Fund, Class I                    54,498,381      54,498,381
Ultra Series High Income Fund, Class I                            1,427,984       1,427,984
Ultra Series International Stock Fund, Class I                    2,524,161       2,524,161
Ultra Series Large Cap Growth Fund, Class I                      30,908,560      30,908,560
Ultra Series Large Cap Value Fund, Class I                       59,186,446      59,186,446
Ultra Series Mid Cap Fund, Class I                               15,932,287      15,932,287
Ultra Series Moderate Allocation Fund, Class I                    2,320,885       2,320,885
Ultra Series Money Market Fund, Class I                           4,004,745       4,004,745
Ultra Series Small Cap Fund, Class I                                291,365         291,365
-------------------------------------------------------------------------------------------
      Total assets                                            $ 188,232,605   $ 188,232,605
-------------------------------------------------------------------------------------------

There were no level 3 investments in the Account; therefore, Level 3 roll-forward tables have not been provided. There were no transfers between levels during the year ended December 31, 2011.

                      CMFG VARIABLE LIFE INSURANCE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

(5) PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments in the various subaccounts for the year ended December 31, 2012 were as follows:

-------------------------------------------------------------------------------------------
                                                               PURCHASES          SALES
-------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund, Class 2         $       345      $     3,771
MFS(R) Strategic Income Series, Initial Class                      16,601           18,475
Oppenheimer Global Strategic Income Fund/VA, Class A                    -              727
T. Rowe Price International Stock Portfolio                       247,509          750,759
Ultra Series Aggressive Allocation Fund, Class I                  141,589           44,612
Ultra Series Bond Fund, Class I                                   599,347          973,944
Ultra Series Conservative Allocation Fund, Class I                397,854          139,547
Ultra Series Diversified Income Fund, Class I                   2,294,205        4,901,890
Ultra Series High Income Fund, Class I                            155,662           98,543
Ultra Series International Stock Fund, Class I                    156,852          265,318
Ultra Series Large Cap Growth Fund, Class I                       909,335        3,813,487
Ultra Series Large Cap Value Fund, Class I                      2,169,890        5,784,471
Ultra Series Mid Cap Fund, Class I                                447,797        2,026,244
Ultra Series Moderate Allocation Fund, Class I                    171,160          285,178
Ultra Series Money Market Fund, Class I                           578,392          819,089
Ultra Series Small Cap Fund, Class I                                6,813          134,430

The cost of purchases and proceeds from sales of investments in the various subaccounts for the year ended December 31, 2011 were as follows:

------------------------------------------------------------------------------------------------
                                                                    PURCHASES          SALES
------------------------------------------------------------------------------------------------
Franklin Templeton Developing Markets Securities Fund, Class 2     $       368      $    13,207
MFS Strategic Income Series, Initial Class                              32,387          341,855
T. Rowe Price International Stock Portfolio                            301,124          936,508
Ultra Series Aggressive Allocation Fund, Class I                       122,058           60,418
Ultra Series Bond Fund, Class I                                         26,473           33,565
Ultra Series Conservative Allocation Fund, Class I                   2,472,025        5,842,359
Ultra Series Diversified Income Fund, Class I                          193,459          165,243
Ultra Series High Income Fund, Class I                                 210,792          325,368
Ultra Series International Stock Fund, Class I                         764,037        3,583,199
Ultra Series Large Cap Growth Fund, Class I                          2,210,593        6,489,149
Ultra Series Large Cap Value Fund, Class I                             514,146        2,253,419
Ultra Series Mid Cap Fund, Class I                                     249,600          226,887
Ultra Series Moderate Allocation Fund, Class I                         306,713        1,233,873
Ultra Series Money Market Fund, Class I                                201,345           22,101
Ultra Series Small Cap Fund, Class I                                   769,226        1,342,167

                                  CMFG VARIABLE LIFE INSURANCE ACCOUNT
                                     NOTES TO FINANCIAL STATEMENTS

(6) CHANGES IN UNITS OUTSTANDING

    The changes in units outstanding for the years ended December 31, 2012 and 2011 were as follows:

                                                TEMPLETON DEVELOPING        MFS(R) STRATEGIC INCOME         OPPENHEIMER GLOBAL
                                               MARKETS SECURITIES FUND,      SERIES, INITIAL CLASS,     STRATEGIC INCOME FUND/VA,
                                                 CLASS 2, SUBACCOUNT             SUBACCOUNT               CLASS A, SUBACCOUNT ^
                                               ----------------------------------------------------------------------------------
                                                TYPE 1*        TYPE 2         TYPE 1       TYPE 2         TYPE 1*       TYPE 2
---------------------------------------------------------------------------------------------------------------------------------
UNITS OUTSTANDING AT DECEMBER 31, 2010                -         1,974         28,807          159               -            -
  Units issued                                        -             -              2            -               -            -
  Units redeemed                                      -          (622)       (15,855)         (86)              -            -
                                               ----------------------       ---------------------       ----------------------
UNITS OUTSTANDING AT DECEMBER 31, 2011                -         1,352         12,954           73               -            -
  Units issued                                        -             -              1            -               -        9,589
  Units redeemed                                      -          (177)          (662)         (43)              -         (146)
                                               ----------------------       ---------------------       ----------------------
UNITS OUTSTANDING AT DECEMBER 31, 2012                -         1,175         12,293           30               -        9,443
                                               ======================       =====================       ======================

                                                                             ULTRA SERIES AGGRESSIVE
                                              T. ROWE PRICE INTERNATIONAL       ALLOCATION FUND,         ULTRA SERIES BOND FUND,
                                             STOCK PORTFOLIO, SUBACCOUNT     CLASS I, SUBACCOUNT          CLASS I, SUBACCOUNT
                                             -----------------------------------------------------------------------------------
                                                TYPE 1         TYPE 2        TYPE 1*       TYPE 2          TYPE 1       TYPE 2
--------------------------------------------------------------------------------------------------------------------------------
UNITS OUTSTANDING AT DECEMBER 31, 2010         422,157         28,210              -       89,271         127,727      253,506
  Units issued                                  34,661              -              -       28,470          11,807      138,018
  Units redeemed                               (71,456)        (2,837)             -      (21,490)        (21,721)    (160,704)
                                             ------------------------        --------------------        ---------------------
UNITS OUTSTANDING AT DECEMBER 31, 2011         385,362         25,373              -       96,251         117,813      230,820
  Units issued                                  32,502              -              -       30,343          10,181      119,634
  Units redeemed                               (59,604)        (4,811)             -      (20,489)        (16,552)    (136,238)
                                             ------------------------        --------------------        ---------------------
UNITS OUTSTANDING AT DECEMBER 31, 2012         358,260         20,562              -      106,105         111,442      214,216
                                             ========================        ====================        =====================

*This subaccount is not available in this product type
^Commenced operations on October 26, 2012, therefore all 9,589 of the units issued relate to the merger. See Note 1 in the notes to financial statements.

                      CMFG VARIABLE LIFE INSURANCE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

(6) CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                 ULTRA SERIES CONSERVATIVE     ULTRA SERIES DIVERSIFIED        ULTRA SERIES HIGH
                                                     ALLOCATION FUND,                INCOME FUND,                 INCOME FUND,
                                                   CLASS I, SUBACCOUNT           CLASS I, SUBACCOUNT          CLASS I, SUBACCOUNT
                                                 -------------------------     ------------------------       ---------------------
                                                  TYPE 1*         TYPE 2         TYPE 1         TYPE 2        TYPE 1*       TYPE 2
--------------------------------------------------------------------------     ----------------------------------------------------
UNITS OUTSTANDING AT DECEMBER 31, 2010                  -         28,833        741,807        611,267              -       87,869
  Units issued                                          -          4,697         55,764        151,650              -       59,983
  Units redeemed                                        -         (6,081)      (110,943)      (213,527)             -      (63,554)
                                                 -----------------------       -----------------------        --------------------
UNITS OUTSTANDING AT DECEMBER 31, 2011                  -         27,449        686,628        549,390              -       84,298
  Units issued                                          -         38,139         49,076        141,401              -       47,808
  Units redeemed                                        -        (15,215)       (95,892)      (159,253)             -      (50,864)
                                                 -----------------------       -----------------------        --------------------
UNITS OUTSTANDING AT DECEMBER 31, 2012                  -         50,373        639,812        531,538              -       81,242
                                                 =======================       =======================        ====================

                                                ULTRA SERIES INTERNATIONAL      ULTRA SERIES LARGE CAP      ULTRA SERIES LARGE CAP
                                                   STOCK FUND, CLASS I,         GROWTH FUND, CLASS I,        VALUE FUND, CLASS I,
                                                        SUBACCOUNT                   SUBACCOUNT                   SUBACCOUNT
                                                --------------------------      ----------------------      -----------------------
                                                  TYPE 1*         TYPE 2        TYPE 1         TYPE 2        TYPE 1        TYPE 2
--------------------------------------------------------------------------      ---------------------------------------------------
UNITS OUTSTANDING AT DECEMBER 31, 2010                  -         144,673        839,555       734,643        681,334       840,305
  Units issued                                          -         126,745         66,429       276,723         55,954       381,535
  Units redeemed                                        -        (133,755)      (129,430)     (334,729)      (109,871)     (450,204)
                                                -------------------------       ----------------------       ----------------------
UNITS OUTSTANDING AT DECEMBER 31, 2011                  -         137,663        776,554       676,637        627,417       771,636
  Units issued                                          -         115,813         65,038       242,329         51,499       322,750
  Units redeemed                                        -        (122,122)      (133,797)     (290,918)       (94,442)     (373,410)
                                                -------------------------       ----------------------       ----------------------
UNITS OUTSTANDING AT DECEMBER 31, 2012                  -         131,354        707,795       628,048        584,474       720,976
                                                =========================       ======================       ======================

                                                      ULTRA SERIES             ULTRA SERIES MODERATE
                                                     MID CAP FUND,            ALLOCATION FUND, CLASS I,   ULTRA SERIES MONEY MARKET
                                                  CLASS I, SUBACCOUNT               SUBACCOUNT            FUND, CLASS I, SUBACCOUNT
                                                 ------------------------     -------------------------   --------------------------
                                                 TYPE 1          TYPE 2        TYPE 1*         TYPE 2        TYPE 1        TYPE 2
-------------------------------------------------------------------------     ------------------------------------------------------
UNITS OUTSTANDING AT DECEMBER 31, 2010           477,480          448,047            -         255,245       63,952        290,835
  Units issued                                    44,286          219,211            -          53,007        9,424         41,704
  Units redeemed                                 (79,613)        (267,473)           -         (55,024)     (15,904)      (104,130)
                                                 ------------------------     ------------------------    ------------------------
UNITS OUTSTANDING AT DECEMBER 31, 2011           442,153          399,785            -         253,228       57,472        228,409
  Units issued                                    40,905          175,567            -          39,194       22,020         39,702
  Units redeemed                                 (72,588)        (214,235)           -         (55,883)     (26,394)       (48,384)
                                                 ------------------------     ------------------------    ------------------------
UNITS OUTSTANDING AT DECEMBER 31, 2012           410,470          361,117            -         236,539       53,098        219,727
                                                 ========================     ========================    ========================

                                                       ULTRA SERIES
                                                     SMALL CAP FUND,
                                                   CLASS I, SUBACCOUNT
                                                  ------------------------
                                                  TYPE 1*         TYPE 2
--------------------------------------------------------------------------
UNITS OUTSTANDING AT DECEMBER 31, 2010                  -          10,111
  Units issued                                          -          28,687
  Units redeemed                                        -         (11,502)
                                                  -----------------------
UNITS OUTSTANDING AT DECEMBER 31, 2011                  -          27,296
  Units issued                                          -           5,619
  Units redeemed                                        -         (17,570)
                                                  -----------------------
UNITS OUTSTANDING AT DECEMBER 31, 2012                  -          15,345
                                                  =======================

*This subaccount is not available in this product type.

                      CMFG VARIABLE LIFE INSURANCE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

(7) FINANCIAL HIGHLIGHTS

    The tables below provide financial highlights for each subaccount for the five years ended December 31, 2012:

                                               TEMPLETON DEVELOPING MARKETS SECURITIES FUND, CLASS 2, SUBACCOUNT
                            -------------------------------------------------------------------------------------------------------
                                   2012                 2011                 2010                 2009                 2008
                            -----------------    -----------------    -----------------    -----------------    -------------------
                            TYPE 1*    TYPE 2    TYPE 1*    TYPE 2    TYPE 1*    TYPE 2    TYPE 1*    TYPE 2    TYPE 1*    TYPE 2
                            -----------------    -----------------    -----------------    -----------------    -------------------
Unit value
  Beginning of year         $     -   $ 19.11    $     -   $ 22.92    $     -   $ 19.67    $     -   $ 11.50    $      -    $ 24.53
  End of year               $     -   $ 21.44    $     -   $ 19.11    $     -   $ 22.92    $     -   $ 19.67    $      -    $ 11.50
Net assets at end of year
  (000's)                   $     -   $    25    $     -   $    26    $     -   $    45    $     -   $    44    $      -    $    32
Units outstanding at end
  of year (000's)                 -         1          -         1          -         2          -         2           -          3
Total return (1)                  -    12.19%          -   (16.62%)         -    16.52%          -    71.04%           -    (53.12%)
Investment income ratio (2)       -     1.38%          -     1.01%          -     1.62%          -     4.44%           -      2.48%
Expense ratio (3)                 -     0.90%          -     0.90%          -     0.90%          -     0.90%           -      0.90%

                                                   MFS(R) STRATEGIC INCOME SERIES, INITIAL CLASS, SUBACCOUNT
                            -------------------------------------------------------------------------------------------------------
                                   2012                 2011                 2010                 2009                 2008
                            -----------------    -----------------    -----------------    -----------------    -------------------
                            TYPE 1     TYPE 2    TYPE 1     TYPE 2    TYPE 1     TYPE 2    TYPE 1     TYPE 2    TYPE 1     TYPE 2
                            -----------------    -----------------    -----------------    -----------------    -------------------
Unit value
  Beginning of year         $ 21.48   $ 18.06    $ 20.69   $ 17.40    $ 18.96   $ 15.95    $ 15.40   $ 12.95    $ 17.66     $ 14.86
  End of year               $ 23.60   $ 19.83    $ 21.48   $ 18.06    $ 20.69   $ 17.40    $ 18.96   $ 15.95    $ 15.40     $ 12.95
Net assets at end of year
  (000's)                   $   290   $     1    $   278   $     1    $   596   $     3    $   571   $     5    $   491     $     5
Units outstanding at end
  of year (000's)                12         -         13       0.5         29       0.5         30       0.5         32           1
Total return (1)              9.87%     9.80%      3.82%     3.79%      9.12%     9.09%     23.12%    23.17%    (12.80%)    (12.85%)
Investment income ratio (2)   5.78%     5.78%      6.88%     6.88%      4.83%     4.83%      9.94%     9.94%      6.27%       6.27%
Expense ratio (3)             0.90%     0.90%      0.90%     0.90%      0.90%     0.90%      0.90%     0.90%      0.90%       0.90%

                                              OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA, CLASS A, SUBACCOUNT (B)
                            -------------------------------------------------------------------------------------------------------
                                   2012                 2011                 2010                 2009                 2008
                            -----------------    -----------------    -----------------    -----------------    -------------------
                            TYPE 1*    TYPE 2    TYPE 1*    TYPE 2    TYPE 1*    TYPE 2    TYPE 1*    TYPE 2    TYPE 1*    TYPE 2
                            -----------------    -----------------    -----------------    -----------------    -------------------
Unit value
  Beginning of year         $     -   $     -    $     -   $     -    $     -   $     -    $     -   $     -    $     -     $     -
  End of year               $     -   $  4.45    $     -   $     -    $     -   $     -    $     -   $     -    $     -     $     -
Net assets at end of year
  (000's)                   $     -   $    42    $     -   $     -    $     -   $     -    $     -   $     -    $     -     $     -
Units outstanding at end
  of year (000's)                 -         9          -         -          -         -          -         -          -           -
Total return (1)                  -     1.60%          -         -          -         -          -         -          -           -
Investment income ratio (2)       -     0.00%          -         -          -         -          -         -          -           -
Expense ratio (3)                 -     0.90%          -         -          -         -          -         -          -           -

                      CMFG VARIABLE LIFE INSURANCE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

(7) FINANCIAL HIGHLIGHTS (CONTINUED)

                                                    T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO, SUBACCOUNT
                            -------------------------------------------------------------------------------------------------------
                                   2012                 2011                 2010                 2009                 2008
                            -----------------    -----------------    -----------------    -----------------    -------------------
                            TYPE 1     TYPE 2    TYPE 1     TYPE 2    TYPE 1     TYPE 2    TYPE 1     TYPE 2    TYPE 1     TYPE 2
                            -----------------    -----------------    -----------------    -----------------    -------------------
Unit value
  Beginning of year         $ 15.87   $  9.61    $ 18.37   $ 11.12    $ 16.20   $  9.80    $ 10.72   $  6.49    $ 21.10     $ 12.77
  End of year               $ 18.63   $ 11.29    $ 15.87   $  9.61    $ 18.37   $ 11.12    $ 16.20   $  9.80    $ 10.72     $  6.49
Net assets at end of year
  (000's)                   $ 6,674   $   232    $ 6,117   $   244    $ 7,757   $   314    $ 7,323   $   310    $ 5,369     $   270
Units outstanding at end
  of year (000's)               358        21        385        25        422        28        452        32        501          42
Total return (1)             17.39%    17.48%    (13.61%)  (13.58%)    13.40%    13.47%     51.12%    51.00%    (49.19%)    (49.18%)
Investment income ratio (2)   1.25%     1.25%      1.49%     1.49%      0.94%     0.94%      2.62%     2.62%      1.81%       1.81%
Expense ratio (3)             0.90%     0.90%      0.90%     0.90%      0.90%     0.90%      0.90%     0.90%      0.90%       0.90%

                                                  ULTRA SERIES AGGRESSIVE ALLOCATION FUND, CLASS I, SUBACCOUNT
                            -------------------------------------------------------------------------------------------------------
                                   2012                 2011                 2010                 2009                 2008
                            -----------------    -----------------    -----------------    -----------------    -------------------
                            TYPE 1*    TYPE 2    TYPE 1*    TYPE 2    TYPE 1*    TYPE 2    TYPE 1*    TYPE 2    TYPE 1*    TYPE 2
                            -----------------    -----------------    -----------------    -----------------    -------------------
Unit value
  Beginning of year         $     -   $  8.06    $     -   $  8.10    $     -   $  7.35    $     -   $  5.80    $     -     $  9.93
  End of year               $     -   $  8.89    $     -   $  8.06    $     -   $  8.10    $     -   $  7.35    $     -     $  5.80
Net assets at end
  of year (000's)           $     -   $   943    $     -   $   776    $     -   $   723    $     -   $   603    $     -     $   404
Units outstanding at end
  of year (000's)                 -       106          -        96          -        89          -        82          -          70
Total return (1)                  -    10.30%          -    (0.49%)         -    10.20%          -    26.72%          -     (41.59%)
Investment income ratio (2)       -     2.45%          -     1.79%          -     1.78%          -     1.53%          -       0.80%
Expense ratio (3)                 -     0.90%          -     0.90%          -     0.90%          -     0.90%          -       0.90%

                                                          ULTRA SERIES BOND FUND, CLASS I, SUBACCOUNT
                            -------------------------------------------------------------------------------------------------------
                                   2012                 2011                 2010                 2009                 2008
                            -----------------    -----------------    -----------------    -----------------    -------------------
                            TYPE 1     TYPE 2    TYPE 1     TYPE 2    TYPE 1     TYPE 2    TYPE 1     TYPE 2    TYPE 1     TYPE 2
                            -----------------    -----------------    -----------------    -----------------    -------------------
Unit value
  Beginning of year         $ 46.83   $ 16.87    $ 44.27   $ 15.94    $ 42.18   $ 15.19    $ 39.96   $ 14.39    $ 39.20     $ 14.12
  End of year               $ 47.90   $ 17.25    $ 46.83   $ 16.87    $ 44.27   $ 15.94    $ 42.18   $ 15.19    $ 39.96     $ 14.39
Net assets at end of
  year (000's)              $ 5,338   $ 3,696    $ 5,517   $ 3,894    $ 5,656   $ 4,041    $ 6,049   $ 4,453    $ 6,027     $ 5,168
Units outstanding at
  end of year (000's)           111       214        118       231        128       254        143       293        151         359
Total return (1)              2.28%     2.25%      5.78%     5.83%      4.95%     4.94%      5.56%     5.56%      1.94%       1.91%
Investment income ratio (2)   3.21%     3.21%      3.66%     3.66%      3.91%     3.91%      4.24%     4.24%      5.02%       5.02%
Expense ratio (3)             0.90%     0.90%      0.90%     0.90%      0.90%     0.90%      0.90%     0.90%      0.90%       0.90%

                      CMFG VARIABLE LIFE INSURANCE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

(7) FINANCIAL HIGHLIGHTS (CONTINUED)

                                                 ULTRA SERIES CONSERVATIVE ALLOCATION FUND, CLASS I, SUBACCOUNT
                            -------------------------------------------------------------------------------------------------------
                                   2012                 2011                 2010                 2009                 2008
                            -----------------    -----------------    -----------------    -----------------    -------------------
                            TYPE 1*    TYPE 2    TYPE 1*    TYPE 2    TYPE 1*    TYPE 2    TYPE 1*    TYPE 2    TYPE 1*    TYPE 2
                            -----------------    -----------------    -----------------    -----------------    -------------------
Unit value
    Beginning of year       $     -   $ 10.37    $     -   $ 10.14    $     -   $  9.44    $     -   $    8.16  $     -     $ 10.03
    End of year             $     -   $ 11.20    $     -   $ 10.37    $     -   $ 10.14    $     -   $    9.44  $     -     $  8.16
Net assets at end of
    year (000's)            $     -   $   564    $     -   $   285    $     -   $   292    $     -   $     264  $     -     $   363
Units outstanding at
    end of year (000's)           -        50          -        27          -        29          -          28        -          45
Total return (1)                  -     8.00%          -     2.27%          -     7.42%          -      15.69%        -     (18.64%)
Investment income ratio (2)       -     4.58%          -     3.52%          -     4.12%          -       3.00%        -       2.40%
Expense ratio (3)                 -     0.90%          -     0.90%          -     0.90%          -       0.90%        -       0.90%

                                                   ULTRA SERIES DIVERSIFIED INCOME FUND, CLASS I, SUBACCOUNT
                            -------------------------------------------------------------------------------------------------------
                                   2012                 2011                 2010                 2009                 2008
                            -----------------    -----------------    -----------------    -----------------    -------------------
                            TYPE 1     TYPE 2    TYPE 1     TYPE 2    TYPE 1     TYPE 2    TYPE 1     TYPE 2    TYPE 1     TYPE 2
                            -----------------    -----------------    -----------------    -----------------    -------------------
Unit value
  Beginning of year         $ 68.21   $ 13.95    $ 63.82   $ 13.06    $ 57.47   $ 11.76    $ 52.36   $ 10.71    $ 60.91     $ 12.46
  End of year               $ 73.12   $ 14.96    $ 68.21   $ 13.95    $ 63.82   $ 13.06    $ 57.47   $ 11.76    $ 52.36     $ 10.71
Net assets at end of
  year (000's)              $46,785   $ 7,952    $46,833   $ 7,664    $47,336   $ 7,983    $47,354   $ 7,858    $48,213     $ 7,977
Units outstanding at
  end of year (000's)           640       532        687       549        742       611        824       668        921         745
Total return (1)              7.20%     7.24%      6.88%     6.81%     11.04%    11.05%      9.76%     9.80%    (14.04%)    (14.04%)
Investment income ratio (2)   2.70%     2.70%      2.94%     2.94%      3.56%     3.56%      4.10%     4.10%      4.69%       4.69%
Expense ratio (3)             0.90%     0.90%      0.90%     0.90%      0.90%     0.90%      0.90%     0.90%      0.90%       0.90%

                                                       ULTRA SERIES HIGH INCOME FUND, CLASS I, SUBACCOUNT
                            -------------------------------------------------------------------------------------------------------
                                   2012                 2011                 2010                 2009                 2008
                            -----------------    -----------------    -----------------    -----------------    -------------------
                            TYPE 1*    TYPE 2    TYPE 1*    TYPE 2    TYPE 1*    TYPE 2    TYPE 1*    TYPE 2    TYPE 1*    TYPE 2
                            -----------------    -----------------    -----------------    -----------------    -------------------
Unit value
  Beginning of year         $     -   $ 16.94    $     -   $   16.28  $     -   $ 14.70    $     -   $ 11.04    $     -     $ 13.07
  End of year               $     -   $ 18.68    $     -   $   16.94  $     -   $ 16.28    $     -   $ 14.70    $     -     $ 11.04
Net assets at end of
  year (000's)              $     -   $ 1,517    $     -   $   1,428  $     -   $ 1,430    $     -   $ 1,512    $     -     $ 1,255
Units outstanding at
  end of year (000's)             -        81          -          84        -        88          -       103          -         114
Total return (1)                  -    10.27%          -       4.05%        -    10.75%          -    33.15%          -     (15.53%)
Investment income ratio (2)       -     8.44%          -       7.06%        -     7.24%          -     7.92%          -       8.50%
Expense ratio (3)                 -     0.90%          -       0.90%        -     0.90%          -     0.90%          -       0.90%

                      CMFG VARIABLE LIFE INSURANCE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

(7) FINANCIAL HIGHLIGHTS (CONTINUED)

                                                   ULTRA SERIES INTERNATIONAL STOCK FUND, CLASS I, SUBACCOUNT
                            -------------------------------------------------------------------------------------------------------
                                   2012                 2011                 2010                 2009                 2008
                            -----------------    -----------------    -----------------    -----------------    -------------------
                            TYPE 1*    TYPE 2    TYPE 1*    TYPE 2    TYPE 1*    TYPE 2    TYPE 1*    TYPE 2    TYPE 1*    TYPE 2
                            -----------------    -----------------    -----------------    -----------------    -------------------
Unit value
  Beginning of year         $     -   $ 18.34    $     -   $ 20.04    $     -   $ 18.88    $     -   $ 14.90    $     -     $ 24.49
  End of year               $     -   $ 22.05    $     -   $ 18.34    $     -   $ 20.04    $     -   $ 18.88    $     -     $ 14.90
Net assets at end of
  year (000's)              $     -   $ 2,896    $     -   $ 2,524    $     -   $ 2,899    $     -   $ 2,160    $     -     $ 1,806
Units outstanding at
  end of year (000's)             -       131          -       138          -       145          -       114          -         121
Total return (1)                  -    20.23%          -    (8.48%)         -     6.14%          -    26.71%          -     (39.16%)
Investment income ratio (2)       -     1.70%          -     1.86%          -     2.74%          -     2.12%          -       1.59%
Expense ratio (3)                 -     0.90%          -     0.90%          -     0.90%          -     0.90%          -       0.90%

                                                    ULTRA SERIES LARGE CAP GROWTH FUND, CLASS I, SUBACCOUNT
                            -------------------------------------------------------------------------------------------------------
                                   2012                 2011                 2010                 2009                 2008
                            -----------------    -----------------    -----------------    -----------------    -------------------
                            TYPE 1     TYPE 2    TYPE 1     TYPE 2    TYPE 1     TYPE 2    TYPE 1     TYPE 2    TYPE 1     TYPE 2
                            -----------------    -----------------    -----------------    -----------------    -------------------
Unit value
  Beginning of year         $ 30.96   $ 10.15    $ 31.61   $ 10.37    $ 28.44   $  9.33    $ 20.80   $  6.82    $  33.43    $ 10.96
  End of year               $ 34.10   $ 11.19    $ 30.96   $ 10.15    $ 31.61   $ 10.37    $ 28.44   $  9.33    $  20.80    $  6.82
Net assets at end of
  year (000's)              $24,135   $ 7,025    $24,040   $ 6,868    $26,535   $ 7,618    $26,112   $ 7,836    $ 20,977    $ 6,295
Units outstanding at
  end of year (000's)           708       628        777       677        840       735        918       840       1,008        923
Total return (1)             10.14%    10.25%     (2.06%)   (2.12%)    11.15%    11.15%     36.73%    36.80%     (37.78%)   (37.77%)
Investment income ratio (2)   0.77%     0.77%      0.24%     0.24%      0.57%     0.57%      0.72%     0.72%       0.68%      0.68%
Expense ratio (3)             0.90%     0.90%      0.90%     0.90%      0.90%     0.90%      0.90%     0.90%       0.90%      0.90%

                                                    ULTRA SERIES LARGE CAP VALUE FUND, CLASS I, SUBACCOUNT
                            -------------------------------------------------------------------------------------------------------
                                   2012                 2011                 2010                 2009                 2008
                            -----------------    -----------------    -----------------    -----------------    -------------------
                            TYPE 1     TYPE 2    TYPE 1     TYPE 2    TYPE 1     TYPE 2    TYPE 1     TYPE 2    TYPE 1     TYPE 2
                            -----------------    -----------------    -----------------    -----------------    -------------------
Unit value
  Beginning of year         $ 81.96   $ 10.07    $ 77.00   $  9.46    $ 71.74   $  8.82    $ 61.98   $  7.62    $ 97.72    $ 12.01
  End of year               $ 90.81   $ 11.16    $ 81.96   $ 10.07    $ 77.00   $  9.46    $ 71.74   $  8.82    $ 61.98    $  7.62
Net assets at end of
  year (000's)              $53,078   $ 8,045    $51,415   $ 7,770    $52,463   $ 7,949    $53,264   $ 8,371    $50,406    $ 7,784
Units outstanding at
  end of year (000's)           584       721        627       772        681       840        742       949        812      1,022
Total return (1)             10.80%    10.82%      6.44%     6.45%      7.33%     7.26%     15.75%    15.75%    (36.57%)   (36.55%)
Investment income ratio (2)   2.08%     0.00%      2.03%     2.03%      1.95%     1.95%      2.27%     2.27%      2.56%      2.56%
Expense ratio (3)             0.90%     0.90%      0.90%     0.90%      0.90%     0.90%      0.90%     0.90%      0.90%      0.90%

                      CMFG VARIABLE LIFE INSURANCE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

(7) FINANCIAL HIGHLIGHTS (CONTINUED)

                                                         ULTRA SERIES MID CAP FUND, CLASS I, SUBACCOUNT
                            -------------------------------------------------------------------------------------------------------
                                   2012                 2011                 2010                 2009                 2008
                            -----------------    -----------------    -----------------    -----------------    -------------------
                            TYPE 1     TYPE 2    TYPE 1     TYPE 2    TYPE 1     TYPE 2    TYPE 1     TYPE 2    TYPE 1     TYPE 2
                            -----------------    -----------------    -----------------    -----------------    -------------------
Unit value
  Beginning of year         $ 17.14   $ 20.89    $ 16.55   $ 20.18    $ 13.90   $ 16.95    $  9.52   $ 11.61    $ 18.10     $ 22.06
  End of year               $ 19.74   $ 24.07    $ 17.14   $ 20.89    $ 16.55   $ 20.18    $ 13.90   $ 16.95    $  9.52     $ 11.61
Net assets at end of
  year (000's)              $ 8,104   $ 8,692    $ 7,580   $ 8,352    $ 7,902   $ 9,043    $ 7,124   $ 3,878    $ 5,225     $ 2,911
Units outstanding at
  end of year (000's)           410       361        442       400        477       448        513       279        549         306
Total return (1)             15.17%    15.22%      3.56%     3.52%     19.06%    19.06%     46.01%    46.01%    (47.40%)    (47.37%)
Investment income ratio (2)   0.30%     0.30%      0.18%     0.18%      0.45%     0.45%      0.00%     0.00%      0.09%       0.09%
Expense ratio (3)             0.90%     0.90%      0.90%     0.90%      0.90%     0.90%      0.90%     0.90%      0.90%       0.90%

                                                   ULTRA SERIES MODERATE ALLOCATION FUND, CLASS I, SUBACCOUNT
                            -------------------------------------------------------------------------------------------------------
                                   2012                 2011                 2010                 2009                 2008
                            -----------------    -----------------    -----------------    -----------------    -------------------
                            TYPE 1*    TYPE 2    TYPE 1*    TYPE 2    TYPE 1*    TYPE 2    TYPE 1*    TYPE 2    TYPE 1*    TYPE 2
                            -----------------    -----------------    -----------------    -----------------    -------------------
Unit value
  Beginning of year         $     -   $  9.16    $     -   $  9.06    $     -   $  8.30    $     -   $  6.94    $     -     $ 10.04
  End of year               $     -   $ 10.04    $     -   $  9.16    $     -   $  9.06    $     -   $  8.30    $     -     $  6.94
Net assets at end of
  year (000's)              $     -   $ 2,374    $     -   $ 2,321    $     -   $ 2,313    $     -   $ 1,904    $     -     $ 1,384
Units outstanding at
  end of year (000's)             -       237          -       253          -       255          -       229          -         199
Total return (1)                  -     9.61%          -     1.10%          -     9.16%          -    19.60%          -     (30.88%)
Investment income ratio (2)       -     2.98%          -     2.69%          -     3.29%          -     2.42%          -       2.04%
Expense ratio (3)                 -     0.90%          -     0.90%          -     0.90%          -     0.90%          -       0.90%

                                                      ULTRA SERIES MONEY MARKET FUND, CLASS I, SUBACCOUNT
                            -------------------------------------------------------------------------------------------------------
                                   2012                 2011                 2010                 2009                 2008
                            -----------------    -----------------    -----------------    -----------------    -------------------
                            TYPE 1     TYPE 2    TYPE 1     TYPE 2    TYPE 1     TYPE 2    TYPE 1     TYPE 2    TYPE 1     TYPE 2
                            -----------------    -----------------    -----------------    -----------------    -------------------
Unit value
  Beginning of year         $ 23.32   $ 11.67    $ 23.53   $ 11.77    $ 23.74   $ 11.88    $ 23.96   $ 11.98    $ 23.76     $ 11.88
  End of year               $ 23.10   $ 11.55    $ 23.32   $ 11.67    $ 23.53   $ 11.77    $ 23.74   $ 11.88    $ 23.96     $ 11.98
Net assets at end of
  year (000's)              $ 1,226   $ 2,538    $ 1,340   $ 2,664    $ 1,505   $ 3,423    $ 1,777   $ 4,011    $ 2,068     $ 5,730
Units outstanding at
  end of year (000's)            53       220         57       228         64       291         75       338         86         478
Total return (1)             (0.94%)   (1.03%)    (0.89%)   (0.85%)    (0.88%)   (0.93%)    (0.92%)   (0.83%)     0.84%       0.84%
Investment income ratio (2)   0.00%     0.00%      0.00%     0.00%      0.00%     0.00%      0.00%     0.00%      1.66%       1.66%
Expense ratio (3)             0.90%     0.90%      0.90%     0.90%      0.90%     0.90%      0.90%     0.90%      0.90%       0.90%

                      CMFG VARIABLE LIFE INSURANCE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

(7) FINANCIAL HIGHLIGHTS (CONTINUED)

                                                        ULTRA SERIES SMALL CAP FUND, CLASS I, SUBACCOUNT
                            -------------------------------------------------------------------------------------------------------
                                   2012                 2011                 2010                 2009                 2008
                            -----------------    -----------------    -----------------    -----------------    -------------------
                            TYPE 1*    TYPE 2    TYPE 1*    TYPE 2    TYPE 1*    TYPE 2    TYPE 1*    TYPE 2    TYPE 1*    TYPE 2
                            -----------------    -----------------    -----------------    -----------------    -------------------
Unit value
  Beginning of year         $     -   $ 10.67    $     -   $ 10.67    $     -   $  8.49    $     -   $  6.51    $     -     $  8.83
  End of year               $     -   $ 12.21    $     -   $ 10.67    $     -   $ 10.67    $     -   $  8.49    $     -     $  6.51
Net assets at end of
  year (000's)              $     -   $   187    $     -   $   291    $     -   $   108    $     -   $    86    $     -     $    48
Units outstanding at
  end of year (000's)             -        15          -        27          -        10          -        10          -           7
Total return (1)                  -    14.43%          -     0.00%          -    25.68%          -    30.41%          -     (26.27%)
Investment income ratio (2)       -     0.95%          -     0.51%          -     0.65%          -     0.65%          -       0.85%
Expense ratio (3)                 -     0.90%          -     0.90%          -     0.90%          -     0.90%          -       0.90%

-----------------------------------------------------------------------------------------------------------------------------------

INCR 3473 5676791

(1) The Total Return represents the total return for the periods indicated, including changes in the value of the underlying fund and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period shown and, accordingly, is not annualized for periods less than one year.

(2) The Investment Income Ratio represents dividends received by the subaccount, excluding capital gains distributions, divided by the average net assets for the period indicated. The recognition of investment income is determined by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(3) The Expense Ratios represent the annualized contract expenses of the respective contract of the Account, consisting of mortality and expense risk charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

  *  This subaccount is not available in this product type.

(a) Effective as of May 1, 2010, the Ultra Series Mid Cap Growth Class I, Ultra Series Small Cap Growth Class I and the Ultra Series Global Securities Class I subaccounts reorganized into the Ultra Series Mid Cap Value Class I, Ultra Series Small Cap Value Class I and the Ultra Series International Stock Class I subaccounts, respectively. Subsequently, the Ultra Series Mid Cap Value and the Ultra Series Small Cap Value subaccounts changed their names to the Ultra Series Mid Cap and the Ultra Series Small Cap subaccounts, respectively. The Ultra Series Mid Cap subaccount's performance prior to May 1, 2010 is based on the accounting predecessor, the Ultra Series Mid Cap Growth subacount. The Ultra Series Small Cap subaccount's performance prior to May 1, 2010 is based on the predecessor, the Ultra Series Small Cap Value subaccount. The Ultra Series Global Cap subaccount's performance prior to May 1, 2010 is based on the predecessor, the Ultra Series International subaccount.

(b) Effective as of October 26, 2012, the Oppenheimer High Income Fund subaccount reorganized into the Oppenheimer Global Strategic Income Fund subaccount. As the accounting survivor, the information presented above for the Oppenheimer Global Strategic Income Fund's is for the period of October 26,2012 to December 31, 2012. Accordingly, the predecessor's performance and historical data is not included. See Note 1 in the notes to the financial statements for further details.

(8) SUBSEQUENT EVENTS

    The Account evaluated subsequent events from December 31, 2012 through February 25, 2013, the date the financial statements were available for issuance. During this period, there were no significant subsequent events that required adjustment to or disclosure in the accompanying financial statements.

CMFG LIFE INSURANCE COMPANY
AND SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE
THREE YEARS ENDED DECEMBER 31, 2012
AND INDEPENDENT AUDITORS' REPORT

                                TABLE OF CONTENTS
----------------------------------------------------------------------------------
Independent Auditors' Report ................................................   1
Consolidated Balance Sheets as of December 31, 2012 and 2011 ................   3
Consolidated Statements of Comprehensive Income for the Years
   Ended December 31, 2012, 2011 and 2010 ...................................   5
Consolidated Statements of Stockholder's Equity for the Years
   Ended December 31, 2012, 2011 and 2010 ...................................   7
Consolidated Statements of Cash Flows for the Years Ended
   December 31, 2012, 2011 and 2010 .........................................   8
Notes to the Consolidated Financial Statements
      Note 1--General .......................................................  10
      Note 2--Summary of Significant Accounting Policies ....................  10
      Note 3--Investments, Debt Securities ..................................  26
      Note 3--Investments, Equity Securities ................................  27
      Note 3--Investments, Mortgage Loans ...................................  28
      Note 3--Investments, Real Estate.......................................  31
      Note 3--Investments, Equity in Unconsolidated Affiliates ..............  32
      Note 3--Investments, Limited Partnerships .............................  33
      Note 3--Investments, Short-Term Investments............................  34
      Note 3--Investments, Other Invested Assets.............................  35
      Note 3--Investments, Net Investment Income ............................  35
      Note 3--Investments, Net Realized Investment Losses ...................  37
      Note 3--Investments, Other-Than-Temporary Investment Impairments ......  38
      Note 3--Investments, Net Unrealized Investment Gains ..................  40
      Note 3--Investments, Investment Credit Risk ...........................  44
      Note 3--Investments, Derivative Financial Instruments .................  44
      Note 3--Investments, Embedded Derivatives .............................  49
      Note 3--Investments, Asset Restrictions ...............................  50
      Note 3--Investments, Securities on Deposit/Assets Designated ..........  50
      Note 3--Investments, Securities Lending Agreements ....................  50
      Note 4--Fair Value Measurement ........................................  51
      Note 5--Income Tax ....................................................  63
      Note 6--Reinsurance ...................................................  66
      Note 7--Deferred Policy Acquisition Costs .............................  67
      Note 8--Liability for Claim Reserves ..................................  68
      Note 9--Benefit Plans .................................................  69
      Note 10--Statutory Financial Data and Dividend Restrictions ...........  76
      Note 11--Notes and Interest Payable ...................................  77
      Note 12--Accumulated Other Comprehensive Income .......................  79
      Note 13--Commitments and Contingencies ................................  80
      Note 14--Discontinued Operations ......................................  82
      Note 15--Acquisition of Controlling and Non-controlling Interests .....  85
      Note 16--Subsequent Events ............................................  85

INDEPENDENT AUDITORS' REPORT

To the Board of Directors of
CMFG Life Insurance Company
Madison, WI

We have audited the accompanying consolidated financial statements of CMFG Life Insurance Company and its subsidiaries (the "Company"), which comprise the consolidated balance sheets as of December 31, 2012 and 2011, and the related consolidated statements of comprehensive income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2012, and the related notes to the consolidated financial statements.

MANAGEMENT'S RESPONSIBILITY FOR THE CONSOLIDATED FINANCIAL STATEMENTS

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

AUDITORS' RESPONSIBILITY

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We did not audit the financial statements of the Company's 50% equity investment in CMG Mortgage Insurance Company and CMG Mortgage Assurance Company (collectively, "CMG"), which are accounted for under the equity method. The Company's equity investment in CMG's net assets was $77 million and $100 million as of December 31, 2012 and 2011, respectively. The Company's equity in the net income (loss) of CMG was ($12) million, ($5) million and ($11) million for the years ended December 31, 2012, 2011 and 2010, respectively. The financial statements of CMG were audited by other auditors whose report has been furnished to us, and our opinion, insofar as it relates to the amounts related to CMG obtained from such financial statements and used by the Company to determine its share of equity in net income (loss) of CMG and its carrying value of CMG, is based solely on the report of the other auditors. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

EMPHASIS-OF-MATTER

As discussed in Note 2 to the financial statements, in 2012, the Company adopted new accounting guidance related to the accounting for costs associated with acquiring or renewing insurance contracts. Our opinion is not modified with respect to this matter.

OPINION

In our opinion, based on our audits and the report of the other auditors, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of CMFG Life Insurance Company and its subsidiaries as of December 31, 2012 and 2011, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2012 in accordance with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
March 11, 2013

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Balance Sheets
December 31, 2012 and 2011
(000s omitted)

--------------------------------------------------------------------------------

                                 ASSETS                                      2012             2011
-----------------------------------------------------------------------------------------------------
CASH AND INVESTMENTS
   Debt securities, available for sale, at fair value
     (amortized cost 2012 - $7,715,987; 2011 - $7,364,111)             $   8,514,673    $   7,802,415
   Equity securities, available for sale, at fair value
     (cost 2012 - $41,468; 2011 - $24,910)                                    40,218           22,879
   Mortgage loans, less valuation allowance                                1,160,648          967,274
   Real estate, at cost less accumulated depreciation                         35,857           52,255
   Real estate held-for-sale, at cost less accumulated depreciation           10,608                -
   Policy loans                                                              104,667          104,315
   Equity in unconsolidated affiliates                                        79,099          102,217
   Limited partnerships                                                      604,445          500,395
   Short-term investments                                                      2,004            7,924
   Student loans, at fair value                                               19,751           19,989
   Other invested assets                                                      96,776          109,946
=====================================================================================================
   TOTAL INVESTMENTS                                                      10,668,746        9,689,609

   Cash and cash equivalents                                                 438,615          263,434
-----------------------------------------------------------------------------------------------------

TOTAL CASH AND INVESTMENTS                                                11,107,361        9,953,043

   Accrued investment income                                                 104,318           98,299
   Premiums receivable, net                                                  263,486          259,722
   Reinsurance recoverables                                                  571,481          628,109
   Receivable from the Federal Crop Insurance Corporation                    101,102          219,283
   Net federal income taxes recoverable                                       51,381           28,987
   Deferred policy acquisition costs                                         383,204          399,777
   Office properties, equipment and computer software, at cost less
     accumulated depreciation                                                180,289          161,211
   Net deferred tax asset                                                          -           78,832
   Goodwill, net                                                              63,823           65,603
   Intangible assets, net                                                     37,246           38,638
   Other assets and receivables                                               92,846           93,767
   Assets of discontinued operations                                               -          205,370
   Separate account assets                                                 4,345,841        4,181,210
=====================================================================================================

TOTAL ASSETS                                                           $  17,302,378    $  16,411,851
=====================================================================================================

--------------------------------------------------------------------------------
See accompanying notes to the consolidated financial statements.               3

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Balance Sheets, continued
December 31, 2012 and 2011
(000s omitted)

--------------------------------------------------------------------------------

                    LIABILITIES AND STOCKHOLDER'S EQUITY                   2012             2011
-----------------------------------------------------------------------------------------------------
LIABILITIES
   Policyholder account balances                                       $   5,152,611    $   5,048,155
   Claim and policy benefit reserves - life and health                     2,890,050        2,659,843
   Loss and loss adjustment expense reserves - property and casualty         712,425          770,560
   Unearned premiums                                                         466,811          428,123
   Notes and interest payable                                                264,100          134,183
   Dividends payable to policyholders                                         16,282           15,976
   Reinsurance payable                                                       204,188          236,685
   Net deferred tax liability                                                 75,433                -
   Accrued pension and postretirement benefit liability                      224,376          209,681
   Accounts payable and other liabilities                                    515,106          466,629
   Liabilities of discontinued operations                                          -          163,330
   Separate account liabilities                                            4,345,841        4,181,210
-----------------------------------------------------------------------------------------------------

TOTAL LIABILITIES                                                         14,867,223       14,314,375
=====================================================================================================

COMMITMENTS AND CONTINGENCIES (NOTE 13)

STOCKHOLDER'S EQUITY
   Common stock, $1 par value, authorized 7,500 shares;
     issued and outstanding 7,500 shares                                       7,500            7,500
   Additional paid in capital                                                 15,000           15,000
   Retained earnings                                                       2,106,972        1,978,370
   Accumulated other comprehensive income, net
     of tax expense (2012 - $211,413; 2011 - $78,996)                        305,683           96,606
-----------------------------------------------------------------------------------------------------

TOTAL STOCKHOLDER'S EQUITY                                                 2,435,155        2,097,476
-----------------------------------------------------------------------------------------------------

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                             $  17,302,378    $  16,411,851
=====================================================================================================

--------------------------------------------------------------------------------
See accompanying notes to the consolidated financial statements.               4

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Comprehensive Income
Years Ended December 31, 2012, 2011 and 2010
(000s omitted)

--------------------------------------------------------------------------------

                                                                         2012          2011          2010
-----------------------------------------------------------------------------------------------------------
REVENUES
  Life and health premiums, net                                     $ 1,292,011   $ 1,215,935   $ 1,227,156
  Contract charges                                                       85,418        89,626        84,816
  Property and casualty premiums, net                                   898,508       905,019       784,807
  Net investment income                                                 523,319       512,228       463,048
  Net realized investment losses
     Total other-than-temporary impairment losses                       (27,076)      (47,505)      (38,991)
     Portion of (gains) losses recognized
        in other comprehensive income                                   (20,116)      (14,828)      (66,331)
                                                                    ---------------------------------------
        Net other-than-temporary impairment losses
          recognized in operations                                      (47,192)      (62,333)     (105,322)
     Sales and other realized investment gains (losses)                  29,650        (3,479)       50,526
                                                                    ---------------------------------------
        Total net realized investment losses                            (17,542)      (65,812)      (54,796)
  Other income                                                          305,720       286,620       271,552
-----------------------------------------------------------------------------------------------------------

TOTAL REVENUES                                                        3,087,434     2,943,616     2,776,583
===========================================================================================================

BENEFITS AND EXPENSES
  Life and health insurance claims and benefits, net                    868,414       802,863       800,258
  Property and casualty insurance loss and loss
     adjustment expenses, net                                           710,847       730,121       579,633
  Interest credited to policyholder account balances                    160,118       172,181       173,440
  Policyholder dividends                                                 30,868        30,074        30,757
  Operating and other expenses                                        1,128,398     1,092,048     1,073,454
-----------------------------------------------------------------------------------------------------------

TOTAL BENEFITS AND EXPENSES                                           2,898,645     2,827,287     2,657,542
===========================================================================================================

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES
  AND EQUITY OF UNCONSOLIDATED AFFILIATES                               188,789       116,329       119,041

  Income tax expense                                                     35,764        27,242        30,786
-----------------------------------------------------------------------------------------------------------

INCOME FROM CONTINUING OPERATIONS BEFORE
  EQUITY OF UNCONSOLIDATED AFFILIATES                                   153,025        89,087        88,255

  Equity (loss) of unconsolidated affiliates, net of tax (benefit)
    (2012 - ($6,663); 2011 - ($2,426); 2010 - ($6,347))                 (12,283)       (4,505)      (11,957)
-----------------------------------------------------------------------------------------------------------

Income from continuing operations                                       140,742        84,582        76,298
-----------------------------------------------------------------------------------------------------------

                                                                                                 (continued)

--------------------------------------------------------------------------------
See accompanying notes to the consolidated financial statements.               5

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Comprehensive Income, continued
Years Ended December 31, 2012, 2011 and 2010
(000s omitted)

--------------------------------------------------------------------------------

                                                                                 2012          2011          2010
-------------------------------------------------------------------------------------------------------------------
INCOME FROM CONTINUING OPERATIONS                                            $  140,742    $   84,582    $   76,298

  Gain (loss) from discontinued operations, net of tax expense (benefit)
   (2012 - ($6,054); 2011 - $3,502; 2010 - $6,209) (Note 14)                      9,702        (1,388)       13,805
-------------------------------------------------------------------------------------------------------------------

NET INCOME                                                                      150,444        83,194        90,103

  Less: net income attributable to noncontrolling interests                           -             -           399
-------------------------------------------------------------------------------------------------------------------

NET INCOME ATTRIBUTABLE TO CMFG LIFE INSURANCE COMPANY                          150,444        83,194        89,704
-------------------------------------------------------------------------------------------------------------------

  Foreign currency translation adjustment, net of tax expense (benefit) -
    (2012 - ($293); 2011 - ($1,143); 2010 - $1,361)                                 (35)        1,251        (3,219)
  Change in unrealized gains, net of tax expense -
    (2012 - $143,510; 2011 - $125,929; 2010 - $81,413)                          265,895       236,251       151,072
  Reclassification adjustment for (gains) losses
    included in net income, net of tax expense (benefit) -
    (2012 - ($16,106); 2011 - ($7,792); 2010 - $36,681)                         (29,912)      (14,470)       68,122
  Change in pension liability, net of tax expense (benefit) -
    (2012 - ($8,043); 2011 - ($8,373); 2010 - ($12,875))                        (14,938)      (15,549)      (23,911)
  Change in discontinued operations, net of tax expense (benefit) -
    (2012 - $0; 2011 - ($662); 2010 - ($647))                                         -       (13,485)        2,213
  Reclassification of accumulated other comprehensive income of
    discontinued operations at date of sale                                     (11,933)       10,725             -
-------------------------------------------------------------------------------------------------------------------

OTHER COMPREHENSIVE INCOME                                                      209,077       204,723       194,277
-------------------------------------------------------------------------------------------------------------------

TOTAL COMPREHENSIVE INCOME ATTRIBUTABLE
  TO CMFG LIFE INSURANCE COMPANY                                             $  359,521    $  287,917    $  283,981
===================================================================================================================

--------------------------------------------------------------------------------
See accompanying notes to the consolidated financial statements.               6

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Stockholder's Equity
Years Ended December 31, 2012, 2011 and 2010
(000s omitted)

--------------------------------------------------------------------------------

                                                                       Accumulated
                                             Additional                   Other                                        Total
                                     Common    Paid in     Retained   Comprehensive                Noncontrolling  Stockholder's
                                     Stock     Capital     Earnings   Income (loss)      Total       Interests         Equity
--------------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2009        $   7,500  $   15,000  $ 1,805,472  $   (302,394) $   1,525,578  $       10,344  $   1,535,922

  Net income                                                  89,704             -         89,704             399         90,103
  Other comprehensive income                                       -       194,277        194,277               -        194,277
  Acquisition of noncontrolling
    interests                                                      -             -              -         (10,743)       (10,743)
--------------------------------------------------------------------------------------------------------------------------------

BALANCE, DECEMBER 31, 2010            7,500      15,000    1,895,176      (108,117)     1,809,559               -      1,809,559

  Net income                                                  83,194             -         83,194               -         83,194
  Other comprehensive income                                       -       204,723        204,723               -        204,723
--------------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2011            7,500      15,000    1,978,370        96,606      2,097,476               -      2,097,476

  Net income                                                 150,444             -        150,444               -        150,444
  Other comprehensive income                                       -       209,077        209,077               -        209,077
  Dividends declared                                         (21,842)                     (21,842)                       (21,842)
--------------------------------------------------------------------------------------------------------------------------------

BALANCE, DECEMBER 31, 2012        $   7,500  $   15,000  $ 2,106,972  $    305,683  $   2,435,155  $               $   2,435,155
================================================================================================================================

--------------------------------------------------------------------------------
See accompanying notes to the consolidated financial statements.               7

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Cash Flows
Years Ended December 31, 2012, 2011 and 2010
(000s omitted)

--------------------------------------------------------------------------------

                                                                        2012            2011            2010
---------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM CONTINUING OPERATING ACTIVITIES
  Income from continuing operations                                 $   140,742     $    84,582     $    76,298
     Adjustments to reconcile income to
           net cash provided by continuing operating activities:
        Undistributed losses of
           unconsolidated subsidiaries                                   12,283           4,505          11,957
        Undistributed (earnings) of limited partnerships                (16,390)        (25,837)        (18,544)
        Amortization of deferred policy acquisition costs               290,633         355,196         371,349
        Policy acquisition costs deferred                              (281,223)       (349,146)       (349,649)
        Depreciation of office properties, equipment,
           software and real estate                                      31,483          34,247          35,724
        Amortization of intangible assets                                 1,392           1,182           1,208
        Amortization of bond premium and discount                         3,646          (1,518)          3,764
        Net realized investment losses                                   17,542          65,812          54,796
        Policyholder charges on
           investment-type contracts                                    (24,656)        (26,162)        (26,015)
        Interest credited to policyholder account balances              160,118         172,181         173,440
        Impairment of computer software                                       -           6,197               -
        Impairment of goodwill                                            1,780               -               -
  Changes in other assets and liabilities
     Accrued investment income                                           (6,021)         (3,355)        (14,731)
     Reinsurance recoverables                                            56,629        (368,812)        (28,825)
     Premiums receivable                                                 (3,667)        (24,339)           (271)
     Other assets and receivables                                       119,107          36,523          31,273
     Net deferred tax asset                                              41,860          49,345          35,793
     Insurance reserves                                                 171,630         480,230         225,531
     Unearned premiums                                                   39,737          13,666         (17,500)
     Accrued income taxes                                               (22,443)        (32,982)         15,156
     Accounts payable and other liabilities                             (12,264)         (2,259)        (68,478)
---------------------------------------------------------------------------------------------------------------

NET CASH PROVIDED BY CONTINUING OPERATING ACTIVITIES                    721,918         469,256         512,276
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
See accompanying notes to the consolidated financial statements.               8

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Cash Flows, continued
Years Ended December 31, 2012, 2011 and 2010
(000s omitted)

--------------------------------------------------------------------------------

                                                               2012              2011             2010
---------------------------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES
  Purchases of investments
     Debt securities                                      $  (1,687,631)   $  (2,040,215)   $  (3,264,882)
     Equity securities                                          (22,628)         (41,347)         (65,274)
     Mortgage loans                                            (311,611)        (286,182)        (187,101)
     Real estate                                                 (3,337)          (4,130)          (1,994)
     Short-term investments                                      (1,139)          (7,310)         (82,728)
     Limited partnerships                                      (164,367)        (117,587)        (136,653)
     Other invested assets                                     (321,961)        (432,907)        (353,238)
  Proceeds on sale or maturity of investments
     Debt securities                                          1,393,505        1,721,561        2,481,188
     Equity securities                                            5,591           95,997          167,258
     Mortgage loans                                             118,650          124,823          109,449
     Real estate                                                  5,728                7                -
     Short-term investments                                       7,135              328           85,052
     Limited partnerships                                        76,707           64,889           36,687
     Other invested assets                                      309,135          370,655          404,256
  Purchases of office properties, equipment, and
     computer software, net                                     (49,599)         (38,246)         (26,389)
  Change in policy loans and other, net                            (324)              67            1,501
---------------------------------------------------------------------------------------------------------

NET CASH USED IN INVESTING ACTIVITIES                          (646,146)        (589,597)        (832,868)
---------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account deposits                                 692,556          820,389          834,508
  Policyholder account withdrawals                             (734,772)        (645,401)        (742,613)
  Change in bank overdrafts                                      (9,262)          33,303           (1,238)
  Capital lease payments                                         (8,279)               -                -
  Proceeds from sale-leaseback                                    9,840           30,012                -
  Repurchase of noncontrolling interests                              -                -          (10,743)
  Notes payable - borrowings                                    222,000          140,000          230,000
  Notes payable - repayments                                    (92,133)        (251,911)         (95,177)
---------------------------------------------------------------------------------------------------------

NET CASH PROVIDED BY FINANCING ACTIVITIES                        79,950          126,392          214,737
---------------------------------------------------------------------------------------------------------

CHANGE IN CASH AND CASH EQUIVALENTS                             155,722            6,051         (105,855)
CASH FLOW FROM DISCONTINUED OPERATIONS (NOTE 14)                 19,411           11,554            7,536
EFFECT OF FOREIGN EXCHANGE RATE ON CASH                              48            1,917           (3,947)
CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR                  263,434          243,912          346,178
---------------------------------------------------------------------------------------------------------

CASH AND CASH EQUIVALENTS AT END OF YEAR                  $     438,615    $     263,434    $     243,912
---------------------------------------------------------------------------------------------------------

SUPPLEMENTAL DISCLOSURE OF CASH INFORMATION
  Cash paid during the year for interest                  $      10,911    $      12,695    $       2,688
  Cash paid (received) during the year for income taxes          13,744            6,985           (3,430)
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
See accompanying notes to the consolidated financial statements.               9

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

--------------------------------------------------------------------------------

NOTE 1: GENERAL

NATURE OF BUSINESS

CMFG Life Insurance Company ("CMFG Life" or, with its subsidiaries, the "Company") is a life insurance company organized under the laws of Iowa for the principal purpose of serving the insurance needs of credit unions and their members. Its primary products include group credit life and group credit disability sold to credit unions; retirement plans and group life and disability products for credit union employees; and life, health and annuity policies for credit union members. The Company markets its products for credit union members through face-to-face and direct response distribution systems, while group products are sold primarily by salaried representatives. The Company is also engaged in the business of property and casualty insurance, retail investment brokerage, private mortgage insurance, and other businesses useful to credit unions and their members, retirement plan services, multi-peril crop insurance (through the federal government) and crop hail insurance directly written by the Company.

The Company is licensed to sell insurance in all 50 states and the District of Columbia and most of its revenue and the revenues of its affiliated companies are generated in the United States. It also conducts business in foreign countries through branch offices or subsidiaries. None of these foreign operations and no individual state in the United States represent more than 14%, 15% and 12% of the Company's premiums for the years ended December 31, 2012, 2011 and 2010, respectively.

MUTUAL HOLDING COMPANY

In June 2011, the Board of Directors of CUNA Mutual Insurance Society ("CMIS") approved a plan that converted CMIS from a mutual insurance company structure to a mutual insurance holding company ("MHC") structure. In September 2011 policyholders and the Iowa Insurance Commissioner approved the plan of reorganization. The new MHC structure became effective January 31, 2012.

Under the reorganization plan, the policyholders of CMIS, who were the members and owners of CMIS, became members and owners of a new legal entity: CUNA Mutual Holding Company ("CMHC"). A second new legal entity was also formed, CUNA Mutual Financial Group, Inc. ("CMFG"), to serve as an intermediate holding company to own CMIS and its subsidiary companies. CMIS issued 7,500,000 shares of common stock to CMHC and was renamed CMFG Life Insurance Company. Finally, CMFG authorized and issued 100 shares of common stock, which were issued to CMHC in exchange for the 7,500,000 shares of CMFG Life.

The reorganization to a MHC structure maintains policyholders' rights and positions the Company to better respond to future needs and opportunities while preserving the mutual status and the ability to operate in the long-term best interests of the policyholders. Generally, there were no changes to existing insurance policies and annuity contracts issued by CMIS, and these policies and contracts remain obligations of CMFG Life. Policyholder benefits and rights were not reduced or altered in any way as a result of the reorganization to a MHC structure.

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). All intercompany accounts and transactions have been eliminated. Certain classifications have been made to prior periods' financial information to conform to the current period presentation. The consolidated financial statements have been presented as though the Company's structure was in effect on December 31, 2009

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

--------------------------------------------------------------------------------

USE OF ESTIMATES

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and, in some cases, the difference could be material. Investment valuations, determinations of other-than-temporary impairments, deferral of policy acquisition costs and the related amortization and recoverability, valuation of goodwill and intangible assets, deferred tax asset valuation reserves, insurance liabilities, reinsurance balances and pension and postretirement obligations are most affected by the use of estimates and assumptions.

INVESTMENTS

Investments in debt securities, including bonds and redeemable preferred stocks, and investments in equity securities, including common stocks and non-redeemable preferred stocks, are classified as available for sale and are carried at fair value.

Unrealized gains and losses on investments in debt and equity securities, net of any deferred federal income taxes, are included in accumulated other comprehensive income as a separate component of stockholder's equity unless designated as a hedged item in a fair value hedge.

A debt security is considered other-than-temporarily impaired when the fair value is less than the amortized cost basis and its value is not expected to recover through the Company's holding period of the security. If a credit loss exists, but the Company does not intend to sell the impaired debt security and is not more likely than not to be required to sell before recovery, it is required to bifurcate the impairment into the loss that is attributable to credit and non-credit related risk. The credit portion of the other-than-temporary impairment ("OTTI") is the difference between the present value of the expected future cash flows and amortized cost. Only the estimated credit loss amount is recognized in earnings, with the remainder of the loss amount recognized in other comprehensive income. If the Company intends to sell, at the time this determination is made, the Company records a realized loss equal to the difference between the amortized cost and fair value. The fair value of the other-than-temporarily impaired security becomes its new cost basis. In determining whether an unrealized loss is expected to be other than temporary, the Company considers, among other factors, any plans to sell the security, the severity of impairment, financial position of the issuer, recent events affecting the issuer's business and industry sector, credit ratings, and the ability of the Company to hold the investment until the fair value has recovered.

An equity security is considered other-than-temporarily impaired, and its recorded value written down to fair value with the OTTI loss being recognized in net realized investment losses, when management expects the cost not to be recoverable. In determining whether an unrealized loss is expected to be other than temporary, the Company considers, among other factors, any plans to sell the security, the severity of impairment, financial position of the issuer, recent events affecting the issuer's business and industry sector, credit ratings, and the intent and ability of the Company to hold the investment until the fair value has recovered.

Mortgage loans held for investment are generally carried at their aggregate unpaid principal balance, adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. The loan portfolio consists mainly of commercial mortgage loans made to borrowers throughout the United States collateralized by completed properties. We believe all of the loans in the portfolio share three primary credit related risks: borrower creditworthiness; sustainability of the cash flow of the property; and property valuation; therefore, the method for monitoring and assessing credit risk is consistent for the entire portfolio. Mortgage loans are considered to be impaired when management, based on assessments performed on a loan-by-loan basis, finds it is probable that the Company will be unable to collect amounts due according to the contractual terms of the loan agreement. For mortgage loans that are deemed impaired, a valuation allowance is established. Changes in valuation allowance, if any, are recorded in net realized investment losses.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

--------------------------------------------------------------------------------

Mortgage loans are placed on nonaccrual status if the financial condition of the borrower causes the asset to be maintained on a cash basis, if full payment of principal or interest is not expected or if the principal or interest has been in default for more than 90 days unless the asset is both well secured and in process of collection. A loan is returned to accrual status if it meets the following criteria:

  o None of the principal or accrued interest is past due and repayment of the remaining contractual obligation is expected;

  o   The loan becomes well secured and in the process of collection.

The exceptions to meeting the first criteria are as follows:

  o The loan has been formally restructured and repayment is assured under the modified terms;

  o   The loan is a purchased impaired loan;

  o The borrower is making the contractual principal and interest payments and, while the loan may not be fully current, it is reasonably assured that the loan will be able to become current within a reasonable period and the borrower has shown a sustained period of being able to make the contractual payments.

When a loan is on nonaccrual status and any payments received are applied toward the principal balance, these payments are not reversed when the loan is placed back on accrual status. Generally, there is no immediate income recognition when removing a loan from nonaccrual status.

Investments in real estate are carried at cost net of accumulated depreciation. When events or circumstances indicate the carrying value of real estate may not be recoverable, assets are tested for impairment. Real estate is deemed to be impaired when the carrying value exceeds the sum of the undiscounted cash flows expected to result from the investment. Impaired real estate is written down to estimated fair value with the impairment loss being included in net realized investment losses.

Certain real estate was classified as held-for-sale at December 31, 2012 and is being actively marketed; depreciation was suspended as a result.

Policy loans are reported at their unpaid principal balance.

Equity in unconsolidated affiliates includes investments in companies (principally the Company's 50% interest in CMG Mortgage Insurance Company and CMG Mortgage Assurance Company) in which the Company can exercise significant influence over the operating and financial policies of the investee. Generally, this occurs when the Company's ownership ranges from 20% to 50%. The Company accounts for these investments using the equity method whereby the Company's proportionate share of the net income of these unconsolidated affiliates is reported in the consolidated statement of comprehensive income, net of related income taxes.

Equity in unconsolidated affiliates investments are assessed for impairment annually or whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. An impairment loss may need to be recognized as an equity loss of unconsolidated affiliates to the extent the carrying value of the assets exceeds the fair value of such assets. In 2012, the Company recorded an impairment loss on its equity in unconsolidated affiliates. See Note 3, Investments, Equity in Unconsolidated Affiliates, for details. The estimation of fair values requires assumptions by management about factors that are uncertain including future cash flows, the appropriate discount rate and other factors.

Limited partnerships primarily represent interests in partnerships that mainly invest in debt and equity securities of other companies. Investments in limited partnerships are accounted for using the equity method. The portfolios of these limited partnerships frequently include non-investment grade debt and private equity securities of smaller, privately held companies, which are significantly less liquid than publicly traded securities. These investments

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

--------------------------------------------------------------------------------

often require the estimation of fair value by the limited partnership in the absence of readily determinable market values. Changes in value are recognized in net investment income.

Short-term investments include debt securities with maturities less than one year at date of purchase and are reported at amortized cost, which approximates fair value.

Student loans primarily represent loans made through private lending arrangements. The Company elected to carry student loans at fair value, and changes in the fair value are reported in net realized investment losses.

Other invested assets primarily consist of derivatives, investment in common stock of Federal Home Loan Bank ("FHLB"), investments receivable and notes receivable. Derivative financial instruments are accounted for at fair value. See "Derivative Financial Instruments" for a detailed discussion of the Company's derivatives. For certain derivatives, the counterparty requires margin deposits as well as daily cash settlements of margin accounts, and amounts on deposit are included in other invested assets. The FHLB stock is a restricted stock purchased to facilitate borrowing from FHLB and is carried at cost. Investments receivable are carried at cost and represent receivables for investments that have been sold or interest that is due but the cash has not been received. Notes receivable are carried at amortized cost.

Interest income related to mortgage-backed and other structured securities is recognized on an accrual basis using a constant effective yield method, based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments, and such adjustments are reflected in net investment income. Prepayment assumptions for loan-backed bonds and structured securities are based on industry averages or internal estimates. Interest income related to non-structured securities is recognized on an accrual basis using a constant effective yield method. Discounts and premiums on debt securities are amortized over the estimated lives of the respective securities on an effective yield basis. Dividends are recorded at the ex-dividend date. Investment income is also derived from real estate investments, limited partnerships, student loans, notes receivable and derivative activity. Income from real estate investments, student loans and notes receivable is accounted for on an accrual basis. Income from investments in limited partnership interests accounted for under the equity method of accounting is recognized based on the reported financial results of the entity and the Company's proportionate interest, and is generally recognized on a three-month lag basis as a result of the reporting lag by the limited partnerships.

Realized gains and losses on the sale of investments are determined on a specific identification basis and are recorded on the trade date.

DERIVATIVE FINANCIAL INSTRUMENTS

The Company uses derivative instruments, such as swaps, options, and futures, to manage exposure to various currency and market risks. All such derivatives are recorded in the consolidated balance sheets at fair value. See Note 3, Investments-Derivative Financial Instruments and Note 4, Fair Value Measurement for additional information on the Company's derivative financial instruments.

The Company issues products that contain embedded derivatives including equity-indexed annuities and guarantees contained in variable annuity policies. Derivatives embedded within non-derivative host contracts must be separated from the host instrument when the embedded derivative is not clearly and closely related to the host instrument. Such embedded derivatives are recorded at fair value, and they are reported as part of policyholder account balances in the consolidated balance sheets.

The Company may designate certain derivatives as fair value hedges, cash flow hedges or hedges of net investments. At inception of the hedge, the Company formally documents the hedging relationship, risk management objective and strategy. In addition, the documentation includes a description of the hedging instrument, hedged transaction, nature of the risk being hedged and methodologies for assessing effectiveness

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

--------------------------------------------------------------------------------

and measuring ineffectiveness. Quarterly, the Company performs procedures to assess the effectiveness of the hedging relationship and the change in fair value associated with any ineffectiveness is recorded in net realized investment losses.

Fair Value Hedges: For instruments that qualify as fair value hedges, the changes in fair value of the hedging instruments are recorded in net realized investment losses. The changes in fair value of the hedged item, attributable to the risk being hedged, are also recorded in net realized investment losses. The difference between the changes in fair value of the hedging instrument and the changes in fair value of the hedged item represents the ineffectiveness in an otherwise effective hedging relationship.

Cash Flow Hedges: The Company designates certain derivative instruments as cash flow hedges when the hedging instrument is highly effective in offsetting the hedged risk of variability in cash flows that could affect net income. The changes in fair value of the swaps attributable to hedged risk are recorded in accumulated other comprehensive income to the extent the hedge is effective, with any ineffectiveness recorded in net realized investment losses. Amounts are reclassified from accumulated other comprehensive income to net investment income when the hedged item is included in earnings.

Hedges of Net Investments: The Company uses certain derivative instruments to hedge a portion of the equity in its consolidated foreign affiliates from the effects of fluctuations in currency exchange rates. When deemed effective, changes in fair value of the instruments are recorded in accumulated other comprehensive income. Any ineffectiveness, in an otherwise effective hedging relationship, is recorded in net realized investment losses.

Non-Hedge Derivatives: Changes in fair value and the income and expenses associated with derivatives not classified as qualified hedges are recorded in net realized investment losses.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include unrestricted deposits in financial institutions, money market mutual funds, and U.S. Treasury bills with maturities at the date of purchase of 90 days or less.

PREMIUM RECEIVABLE AND REINSURANCE RECOVERABLES

Premium receivables and reinsurance recoverables are generally non interest-bearing and have a 30 to 90 day term. Once individual receivables or recoverables can no longer be collected in the normal course of business and are expected to result in a loss, they are designated as doubtful accounts and an allowance is established for the estimated uncollectible amounts. The allowance for uncollectible receivables is estimated based on a combination of write-off history, aging analysis and any specific, known doubtful accounts. Amounts are written off when they are deemed to be uncollectible.

MUTUAL FUND ALLIANCE

On June 30, 2009, the Company established an alliance, in which the Company has a 30% non-voting equity interest, with an investment management firm for the administration and management of its mutual funds. In 2009, the Company transferred the asset management of these funds to the alliance. The Company may receive additional payments in 2014 through 2016 depending on the level of assets managed by the investment manager and subject to the alliance agreement. Because these payments are contingent upon stock and bond prices and customer actions, the amounts cannot be accurately estimated and will be recognized as revenue when received. In 2012, a contingent payment of $1,772 was recognized as other income. In addition, the Company receives 30% of the advisory fees charged by the alliance on an ongoing basis.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

--------------------------------------------------------------------------------

RECOGNITION OF INSURANCE REVENUE AND RELATED BENEFITS

Credit life and disability insurance coverages are issued on either a single or monthly premium basis and revenue is recognized in relation to anticipated benefits to policyholders. Certain group life and health insurance premiums are recognized on a monthly pro rata basis over the time period to which the premiums relate. Property and casualty insurance premiums are generally recognized ratably over the periods to which the premiums relate. Premiums for crop insurance are recorded on the later of the effective date of the contract or when the amount of premiums can be reasonably estimated and are earned on a pro rata basis over the period of risk. Certain property and casualty contracts insure lenders against losses related to loan collateral, and the premium for these policies is recognized over the expected period of exposure, usually two to six years; such premium is recognized on an accelerated basis versus on a pro rata method to reflect the higher loan balance, and therefore exposure to loss, in the early period of the loan term. An unearned premium reserve is established for the unexpired portion of insurance premiums.

The Company has entered into retrospective rating agreements for certain group life, credit life, credit disability, and liability contracts. Retrospective premiums are accrued as an increase or decrease to premium based on premium and claim experience for each qualifying policy and are included as part of the liability for claim and policy benefit reserves or as premium receivables.

Term-life and whole-life insurance premiums are recognized as premium income when due. Policy benefits for these products are recognized in relation to the premiums so as to result in the recognition of profits over the expected lives of the policies and contracts.

Revenue is recognized at the time of issue on immediate annuity and supplemental contracts that subject the Company to mortality or longevity risk (risk that the Company will have to make payments contingent upon the continued survival of an insured or insureds). A deferred profit liability is established for the excess of the gross premium collected over the sum of acquisition expenses incurred plus the initial benefit and maintenance expense reserve established. Deferred profits are included within life and health policy benefit reserves and are recognized over the expected benefit payment period.

Amounts collected on policies not subject to significant mortality or longevity risk, principally group annuity and deferred annuity contracts (investment contracts), are recorded as increases in policyholder account balances. Revenues for investment contracts principally consist of net investment income and contract charges such as expense and surrender charges. Expenses for investment contracts consist of interest credited to contracts, benefits incurred in excess of related policyholder account balances and policy maintenance costs.

Universal life-type policies are insurance contracts with terms that are not fixed or guaranteed. Amounts received as payments for such contracts are credited to policyholder account balances. Revenues from universal life-type policies, which are recorded as contract charges in the accompanying consolidated statements of comprehensive income, consist of fees assessed against policyholder account balances for surrender charges, cost of insurance and policy administration. Policy benefits and claims that are charged to expense include interest credited to contracts and benefits incurred in excess of related policyholder account balances.

OTHER INCOME

The Company acts as an investment advisor and administrator for employee benefit plans. Revenues for advisory services are recognized pro rata, based upon contractual rates applied to the market value of each customer's portfolio. Fees received for employee benefit plan recordkeeping and reporting services are recognized as revenue when the service is performed. Administrative fees paid in advance are deferred and recognized over the period of service. The Company sells non-proprietary insurance products and recognizes commission income on the policy effective date, net of an allowance for refunds on estimated cancellations.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

--------------------------------------------------------------------------------

DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCEMENTS

Deferred Costs: The costs of acquiring insurance business that are directly related to the successful acquisition of new and renewal business are deferred to the extent that such costs are expected to be recoverable from future profits. Such costs principally include commissions and sales costs, direct response advertising costs, premium taxes, and certain policy issuance and underwriting costs. The Company pays credit unions for production of new and renewal business sold for the Company. These costs primarily relate to credit life and credit disability policies as well as accidental death and dismemberment and certain term and whole life products sold to credit union members, products of other insurers sold on a brokered basis, and certain investment products. Such costs totaled $226,432, $202,870 and $198,055 for the years ended December 31, 2012, 2011 and 2010, respectively. These costs are also deferred unless the expenses are associated with non-insurance products or brokered business or do not vary with production.

Effective January 1, 2012, the Company retrospectively adopted Financial Accounting Standards Board ("FASB") Accounting Standards Update ("ASU") No. 2010-26 Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts ("ASU No. 2010-26") regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the amended guidance, capitalized costs can only include incremental direct costs of contract acquisition, as well as certain costs directly related to acquisition such as underwriting, policy issuance, and medical and inspection fees, and sales force contract selling. This guidance also specifies that only costs related directly to successful acquisition of new or renewal contracts can be capitalized. All other acquisition related costs are expensed as incurred.

Prior period financial information presented in these financial statements has been adjusted to reflect the retrospective adoption of the amended guidance as of January 1, 2010. The Company applied the standard by performing an analysis dating back to 2004. While the adoption of this amended guidance changes the timing of when certain costs are reflected in the Company's results of operations, it has no effect on the total acquisition costs to be recognized over time and has no impact on the Company's cash flows.

The following tables present amounts as previously reported in 2011, the effect of the change due to the retrospective adoption of ASU No. 2010-26, and the adjusted amounts that are reflected in the consolidated balance sheets, consolidated statements of comprehensive income, and consolidated statements of stockholder's equity included herein:

------------------------------------------------------------------------------------------------------------

                                                                    AS OF DECEMBER 31, 2011
                                                  ----------------------------------------------------------
                                                    AS PREVIOUSLY           EFFECT OF          AS CURRENTLY
                                                      REPORTED               CHANGE              REPORTED
------------------------------------------------------------------------------------------------------------
Equity in unconsolidated affiliates               $       104,296       $       (2,079)      $      102,217
Deferred policy acquisition costs                         510,876             (111,099)             399,777
Net deferred tax asset                                     39,960               38,872               78,832
Total assets                                           16,486,157              (74,306)          16,411,851
Claim and policy benefits reserves -
  life and health                                       2,662,515               (2,672)           2,659,843
Total liabilities                                      14,317,047               (2,672)          14,314,375
Retained earnings                                       2,055,181              (76,811)           1,978,370
Accumulated other comprehensive income                     91,429                5,177               96,606
Total stockholder's equity                              2,169,110              (71,634)           2,097,476
Total liabilities and stockholder's equity             16,486,157              (74,306)          16,411,851
============================================================================================================

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

                                                             FOR THE YEAR ENDED DECEMBER 31, 2011
                                                  ----------------------------------------------------------
                                                    AS PREVIOUSLY           EFFECT OF          AS CURRENTLY
                                                      REPORTED               CHANGE              REPORTED
------------------------------------------------------------------------------------------------------------
Operating and other expenses                      $     1,085,116       $        6,932       $    1,092,048
Total benefits and expenses                             2,820,355                6,932            2,827,287
Income tax expense                                         29,668               (2,426)              27,242
Equity (loss) of unconsolidated affiliates,
  net of tax (benefit)                                     (4,605)                 100               (4,505)
Net income                                                 87,600               (4,406)              83,194
Change in unrealized gains,
  net of tax expense                                      235,955                  296              236,251
Total comprehensive income attributable to
  CMFG Life Insurance Company                             292,027               (4,110)             287,917
============================================================================================================

------------------------------------------------------------------------------------------------------------

                                                             FOR THE YEAR ENDED DECEMBER 31, 2010
                                                  ----------------------------------------------------------
                                                    AS PREVIOUSLY           EFFECT OF         AS CURRENTLY
                                                      REPORTED               CHANGE              REPORTED
------------------------------------------------------------------------------------------------------------
Life and health insurance
  claims and benefits                             $       802,930       $       (2,672)      $      800,258
Operating and other expenses                            1,075,199               (1,745)           1,073,454
Total benefits and expenses                             2,661,959               (4,417)           2,657,542
Income tax expense                                         29,240                1,546               30,786
Equity (loss) of unconsolidated affiliates,
  net of tax (benefit)                                    (12,061)                 104              (11,957)
Net income                                                 87,128                2,975               90,103
Change in unrealized gains,
  net of tax expense                                      148,058                3,014              151,072
Total comprehensive income attributable to
  CMFG Life Insurance Company                             277,992                5,989              283,981
============================================================================================================

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

                                                                    AS OF DECEMBER 31, 2010
                                                  ----------------------------------------------------------
                                                    AS PREVIOUSLY           EFFECT OF         AS CURRENTLY
                                                      REPORTED               CHANGE              REPORTED
------------------------------------------------------------------------------------------------------------
Retained earnings                                 $    1,967,581        $       (72,405)     $    1,895,176
Accumulated other comprehensive income (loss)           (112,998)                 4,881            (108,117)
Total stockholder's equity                             1,877,083                (67,524)          1,809,559
============================================================================================================

------------------------------------------------------------------------------------------------------------

                                                                    AS OF DECEMBER 31, 2009
                                                  ----------------------------------------------------------
                                                    AS PREVIOUSLY           EFFECT OF         AS CURRENTLY
                                                      REPORTED               CHANGE              REPORTED
------------------------------------------------------------------------------------------------------------
Retained earnings                                 $    1,880,852        $      (75,380)      $    1,805,472
Accumulated other comprehensive income (loss)           (304,261)                1,867             (302,394)
Total stockholder's equity                             1,609,435               (73,513)           1,535,922
============================================================================================================

Amortization of Costs: Costs deferred on property and casualty insurance products and credit life and credit disability policies are amortized over the term of the related policies in proportion to the premium recognized as earned. For term-life and whole-life insurance products, deferred policy acquisition costs are amortized in proportion to the ratio of the annual premium to the total anticipated premiums generated by the deferred acquisition costs. For investment contracts (primarily deferred annuities) and universal life-type products, deferred policy acquisition costs are amortized principally over the expected contract lives and in any one period in proportion to the relationship of actual gross profits for the period to the present value of all estimated gross profits from mortality, investment, and expense margins. Deferred policy acquisition cost assets for investment contracts and universal life-type products are adjusted for changes in the present value of estimated gross profits. Such adjustments are recorded in the period that the change in the present value of future years' gross profits becomes apparent. An additional adjustment to deferred policy acquisition costs on investment contracts and universal life-type products is made representing the effect on deferred policy acquisition costs that would occur if the unrealized gains and losses on investments related to these contracts were realized; the offset to this adjustment is included in accumulated other comprehensive income. This adjustment is referred to as shadow deferred policy acquisition costs ("shadow DAC"). Deferred policy acquisition costs on participating insurance contracts are amortized over the life of the participating contracts at a constant rate based on the present value of the estimated gross margin expected to be realized.

Estimating future gross profits is a complex process requiring considerable judgment and the forecasting of events well into the future. The primary assumptions for determining the amount of the estimated gross profits are future investment returns, including capital gains and losses on assets supporting contract liabilities, interest crediting rates to contract holders, and the effects of future persistency, mortality, expenses, and hedges, if any. Financial market volatility increases the variability and risk of estimating gross profits, which in turn could impact amortization of the deferred policy acquisition costs.

Recoverability and Loss Recognition: Deferred policy acquisition costs are subject to recoverability testing at the time of policy issuance and loss recognition testing on an annual basis or when an event occurs that may indicate an inability to recover the deferred costs. To the extent that future policy premiums and investment income or gross profits are not adequate to cover the estimated anticipated losses and maintenance expenses at the time of policy issue, costs that would otherwise qualify for capitalization are not recoverable and are therefore expensed. Deferred policy acquisition costs are written down to the extent that future policy premiums and investment

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

--------------------------------------------------------------------------------

income or gross profits on in force policies are not adequate to cover the related estimated losses and expenses, Loss recognition in excess of the deferred policy acquisition costs balance is recognized by an increase in premium deficiency reserves.

The Company expensed $690 in 2010 of otherwise deferrable policy acquisition costs related to long term care insurance based on the Company's assessment of the future profitability of those policies. In 2010, the Company recognized additional premium deficiency reserves as a result of the loss recognition test for loan default insurance. As of December 31, 2012 and 2011, these additional loan default insurance reserves were $3,356 and $7,878, respectively.

Internal Replacements: An internal replacement is defined as the modification of product benefits, features, rights or coverage that occurs by the exchange of an existing contract for a new contract, or by amendment, endorsement or rider, or by election of a feature or coverage within a contract. When an internal replacement occurs, which results in a substantial change to a policy, unamortized deferred policy acquisition costs, unearned revenues, and deferred sales inducements are expensed on the basis that the change constitutes the issuance of a new policy. Acquisition costs, sales inducements, and unearned revenue associated with the new replacement contract are deferred and amortized over the lifetime of the new contract. An internal replacement that is not a substantial change to the initial policy is accounted for as a continuation of the existing contract and the existing deferred policy acquisition costs, sales inducements and unearned revenue are carried over to the replacement contract.

Sales Inducements: The costs of sales inducements offered on sales to new policyholders are deferred and recorded in other assets and receivables. These costs are primarily related to deferred annuities and are in the form of additional credits to the policyholder's account balance or enhancements to interest credited for a specified period, which are beyond amounts currently being credited to existing contracts. Deferred sales inducements are amortized over the expected contract life in relation to the present value of estimated gross profits from mortality, investment and expense margins.

OFFICE PROPERTIES, EQUIPMENT AND COMPUTER SOFTWARE

Office properties, equipment and computer software are carried at cost net of accumulated depreciation. Depreciation is determined on a straight-line basis over the estimated useful lives of the assets. The useful life of office equipment and purchased software is generally three to seven years. The useful life of capitalized costs for internally developed software ranges from three to ten years, while the useful life for office properties is generally 20 years. The following table provides a summary of office properties, equipment and computer software.

-------------------------------------------------------------------------------------------------

                                                                        2012            2011
-------------------------------------------------------------------------------------------------
Office properties                                                   $    198,213    $    209,849
Office equipment                                                         149,754         125,732
Computer software                                                        142,206         137,274
-------------------------------------------------------------------------------------------------
Total cost of office properties, equipment and computer software         490,173         472,855
Accumulated depreciation                                                (309,884)       (311,644)
-------------------------------------------------------------------------------------------------

Office properties, equipment and computer
    software at cost less accumulated depreciation                  $    180,289    $    161,211
=================================================================================================

Depreciation expense totaled $28,743, $31,013 and $33,401 in 2012, 2011 and 2010, respectively. The Company recorded $6,197 of impairment expense in 2011 which is included in operating and other expenses, for impaired internally developed software. There were no impairments in 2012 or 2010.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

--------------------------------------------------------------------------------

GOODWILL AND OTHER INTANGIBLES

Goodwill and indefinite-lived intangible assets are not amortized but are subject to an impairment test annually, or whenever events or circumstances indicate the carrying amount may not be recoverable. Finite-lived intangible assets are subject to an impairment test whenever events or circumstances indicate the carrying amount may not be recoverable. Based on the results of impairment tests, no impairment charges were required for the years ended December 31, 2011 or 2010. However, an impairment of $1,780 was recorded for goodwill allocated to the Company's investment in the equity of an unconsolidated affiliate in 2012. See Note 3, Investments, Equity in Unconsolidated Affiliates, for details. Finite-lived intangible assets are amortized over their estimated useful lives, ranging from two to twenty years. Amortization is based on the pattern in which the economic benefits are expected to be realized, when determinable; otherwise, straight line amortization is used.

The following table provides a summary of goodwill and other intangible assets.

-------------------------------------------------------------------------------------------------

                                                                        2012            2011
-------------------------------------------------------------------------------------------------
Balance of goodwill, net, as of January 1                           $     65,603    $     65,603
Impairment of goodwill                                                    (1,780)              -
-------------------------------------------------------------------------------------------------

Goodwill, net                                                       $     63,823    $     65,603
-------------------------------------------------------------------------------------------------

Indefinite-lived intangible asset                                   $     26,000    $     26,000
Definite-lived intangible assets                                          15,556          15,556
Accumulated amortization on intangible assets                             (4,310)         (2,918)
-------------------------------------------------------------------------------------------------

Intangible assets, net                                              $     37,246    $     38,638
-------------------------------------------------------------------------------------------------

The indefinite-lived intangible asset primarily represents the value of an agreement with the Federal Crop Insurance Corporation to market multiperil crop insurance. The agreement is renewable annually, contingent upon the Company's compliance with program regulations. It is the Company's intent and expectation to apply for and receive annual approval to renew the agreement. Renewal costs are not material and are not capitalized.

Other intangible assets amortization expense was $1,392, $1,182 and $1,208 for the years ended December 31, 2012, 2011 and 2010, respectively. The weighted average amortization period of finite-lived assets was 11.9 years in 2012, 2011 and 2010.

The Company has completed a number of transactions whereby it purchased subsidiaries resulting in the addition of goodwill and other intangible assets in prior years. See Note 15 for further descriptions of these transactions.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

--------------------------------------------------------------------------------

The following table is a summary of the estimated aggregate amortization expense for intangible assets for the next five years and thereafter.

---------------------------------------------------------------------------------

ESTIMATED AGGREGATE AMORTIZATION EXPENSE
---------------------------------------------------------------------------------
     2013                                                           $      1,629
     2014                                                                  1,544
     2015                                                                  1,444
     2016                                                                  1,390
     2017                                                                  1,374
     Thereafter                                                            3,865
---------------------------------------------------------------------------------

Total estimated amortization expense                                $     11,246
=================================================================================

SEPARATE ACCOUNTS

Separate accounts represent customer accounts related to certain contracts issued by the Company, such as variable annuities and variable life insurance policies, where investment income and investment gains and losses accrue directly to the contract holders who bear the investment risk. In some contracts the Company provides certain guarantees. Such guarantees may include a minimum account value upon death, or minimum withdrawal or accumulation benefits. The liabilities for these guarantees are not included in the separate accounts as they are obligations of the Company. See Note 3, Investments--Embedded Derivatives, for further discussion of the guarantees for minimum withdrawal or accumulation benefits. The additional liability held is equal to the current benefit ratio multiplied by the cumulative revenue from the contract's issue date, less cumulative excess death benefits from the issue date, plus interest, and floored at zero. The reserve for minimum death benefit guarantees was $2,042 and $2,925 as of December 31, 2012 and 2011, respectively, and is reported in claim and policy benefit reserves - life and health in the consolidated balance sheets.

Contract holders are able to invest in investment funds managed for their benefit. More than 44% of the separate account assets are invested in unit investment trusts that are registered with the Securities and Exchange Commission. In 2009, the Company entered into an agreement with a third party whereby the third party became the investment advisor, administrator and distributor, as applicable, for these unit investment trusts, and the Company receives a fee based on the investments attributable to the insurance products generated by the Company. This fee income was $8,153, $8,816 and $8,520 in 2012, 2011 and 2010, respectively.

Separate account assets are legally segregated and may only be used to settle separate account liabilities. Separate account assets are carried at fair value, which is based on daily quoted net asset values at which the Company could transact on behalf of the contract holder. Separate account liabilities are equal to the separate account assets and represent contract holders' claims to the related assets. Contract holder deposits to and withdrawals from the separate accounts are recorded directly to the separate account assets and liabilities and are not included in the Company's consolidated statements of comprehensive income.

Charges made by the Company to the contract holders' balances include fees for maintenance, administration, cost of insurance, and surrenders of contracts prior to the contractually specified dates. Such fees are reflected as revenues (contract charges) in the accompanying consolidated statements of comprehensive income when they are assessed to the contract holder by the Company.

POLICYHOLDER ACCOUNT BALANCES

The Company recognizes a liability at the stated account value for policyholder deposits that are not subject to significant policyholder mortality or longevity risk and for universal life-type policies. The account value equals the sum of the original deposit and accumulated interest, less any withdrawals and expense charges. Average

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

--------------------------------------------------------------------------------

credited rates ranged from 3.0% to 3.9% in 2012 and 3.0% to 4.0% in 2011. Future minimum guaranteed interest rates during the life of the contracts vary from 1.0% to 4.5%.

INSURANCE RESERVES

Life and health claim and policy benefit reserves consist principally of future policy benefit reserves and reserves for estimates of future payments on incurred claims reported and unreported but not yet paid. Such estimates are developed using actuarial principles and assumptions based on past experience adjusted for current trends. Any change in the probable ultimate liabilities is reflected in net income in the period in which the change is determined. Gross reserves for unpaid claims and adjustment expenses of $327,717 and $334,815 on certain claims, principally those resulting from a disability, are discounted at rates between 0.62% and 0.98% and 0.61% and 0.98% as of December 31, 2012 and 2011, respectively.

For non-participating term-life and whole-life insurance products or participating products for which no policyholder dividends are expected to be paid, future policy benefit reserves are computed using the net level premium method based on assumptions related to estimated future investment yield, mortality, morbidity, withdrawals and expenses, set at issue, and persist until a loss recognition event occurs. For participating term-life and whole-life insurance products, future policy benefit reserves are computed using the net level premium method based on assumptions related to estimated future investment yield, mortality, morbidity, withdrawals, dividends and expenses at the date of policy issuance. Mortality, morbidity and withdrawal assumptions reflect the Company's historical experience and industry standards. Interest rate assumptions range from 2.3% to 8.0% as of December 31, 2012 and 2011. Provisions for adverse deviation have been reflected in the interest assumption and also in the mortality/morbidity assumption where deemed necessary.

For immediate annuities or similar contracts with life contingencies, the reserve is calculated as the present value of future benefits. The mortality rates used are based on standard industry valuation tables, modified for the Company's experience if appropriate, and the interest rates used range from 3.5% to 7.5% as of December 31, 2012 and 2011, set at issue.

Loss and Loss adjustment expense reserves for property and casualty products represent the estimated claim cost and loss adjustment expense necessary to cover the ultimate cost of investigating and settling all losses incurred and unpaid as of the balance sheet date. Similar reserves are also recorded for unpaid life and accident and health benefits. Such reserve estimates are based on individual case estimates for reported losses, estimates for incurred but not reported losses based on past experience and estimated adjustments for ultimate loss expectations based on historical experience patterns and current economic trends and are stated net of estimated salvage and subrogation recoverables of $23,021 and $28,317 at December 31, 2012 and 2011, respectively. Any change in the probable ultimate liabilities, is reflected in net income in the period the change is determined to be necessary; such adjustments generally arise from new information emerging and could potentially be material.

POLICYHOLDER DIVIDENDS

Policyholder dividends are paid on certain policies, primarily individual life insurance. Dividends are approved by the Board of Directors, based on experience of the participating policies, and recorded on an accrual basis. Dividends are paid on policies representing 27.7% of the policy benefit reserves - life and health as of December 31, 2012 and 2011.

REINSURANCE

Reinsurance premiums, claims and benefits, commission expense reimbursements, and reserves related to reinsured business ceded are accounted for on a basis consistent with the accounting for the underlying direct policies that have been ceded and the terms of the reinsurance contracts. Premiums and insurance claims and benefits in the consolidated statements of comprehensive income are reported net of the amounts ceded to other

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

--------------------------------------------------------------------------------

companies under such reinsurance contracts. Ceded insurance reserves and ceded benefits paid are included in reinsurance recoverables. A prepaid reinsurance asset is also recorded for the portion of unearned premiums related to ceded policies. Any contracts that do not sufficiently transfer the risk of loss are recorded using the deposit method of accounting.

Most crop insurance policies are written pursuant to a federal government program, for which the government establishes guidelines, subsidizes a portion of the premium and assumes part of the risk. The Federal Crop Insurance Corporation reinsures a portion of the Company's crop premiums and losses. Participating insurers receive an administrative and operating subsidy from the program based on written premium volume, which partially offsets the cost of selling and servicing the policies. The subsidy is deferred and recognized as a reduction to expense ratably as the related premiums are earned.

BENEFIT PLANS

The Company recognizes costs for its defined benefit pension and postretirement benefit plans on an accrual basis as employees perform services to earn the benefits. Net periodic benefit cost is determined using management estimates and actuarial assumptions to derive service cost, interest cost and expected return on plan assets. Net periodic benefit cost also includes the applicable amortization of any prior service cost (credit) arising from changes in prior years' benefit costs due to plan amendments or initiation of new plans, as well as the applicable amortization of actuarial gains or losses arising from experience different than assumed or changes in actuarial assumptions.

The Company recognizes the funded status of the benefit obligations for each of its plans on the consolidated balance sheet. The actuarial gains or losses, prior service costs and credits, and the remaining net transition asset or obligation that have not been included in net periodic benefit costs are charged, net of income tax, to accumulated other comprehensive income. Each period, changes in funded status are charged, net of income tax, to other comprehensive income.

Calculations of benefit obligations for postretirement medical benefits reflect a reduction for subsidies expected from the federal government pursuant to the Medicare Prescription Drug, Improvement and Modernization Act of 2003. The cost of benefits provided to former or inactive employees after employment, but before retirement, is recognized during an employee's service years if certain requirements are met. Postretirement medical benefits are generally funded on a pay-as-you-go basis.

INCOME TAXES

The Company recognizes taxes payable or refundable and deferred taxes for the tax consequences of differences between the financial reporting and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured by applying the enacted tax rates to the difference between the financial statement and tax basis of assets and liabilities. Deferred income tax assets can be realized through future earnings, including but not limited to the generation of future income, reversal of existing temporary differences and available tax planning strategies. The Company records a valuation allowance for deferred tax assets if it determines it is more likely than not that the asset will not be realized. See Note 5 for further discussion.

The Company is subject to tax-related audits in the normal course of operations. These audits may result in additional tax assets or liabilities. In establishing tax liabilities, the Company determines whether a tax position is more likely than not to be sustained under examination by the appropriate taxing authority. Tax positions that do not meet the more likely than not standard are not recognized. Tax positions that meet this standard are recognized in the consolidated financial statements.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

--------------------------------------------------------------------------------

FOREIGN EXCHANGE

The Company's financial statements are impacted by changes in foreign currency exchange rates related to foreign-based subsidiaries and branch operations and investment holdings denominated in foreign currencies.

The accounts of significant foreign-based subsidiaries and branch operations are measured using the local currency as the functional currency. Revenues and expenses of these operations are translated into U.S. dollars at the average exchange rate for the period. Assets and liabilities of these operations are translated at the exchange rate as of the end of the reporting period. The resulting gains or losses from translating foreign currency are included in accumulated other comprehensive income as a separate component of stockholder's equity.

The foreign exchange impacts of investment holdings classified as available for sale are included in accumulated other comprehensive income as a separate component of stockholder's equity. The foreign exchange impacts on all other investment holdings are reflected as transaction gains and losses in operating and other expenses in the Company's consolidated statements of comprehensive income and were $148, ($704) and $620 for the year ended December 31, 2012, 2011 and 2010, respectively.

RECENTLY ADOPTED ACCOUNTING STANDARD UPDATES

FASB ASU No. 2011-05, Presentation of Comprehensive Income ("ASU 2011-05") provides companies with the option to present the total of comprehensive income, components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The objective of the standard is to increase the prominence of items reported in other comprehensive income. The standard eliminates the option to present components of other comprehensive income as part of the statement of changes in stockholder's equity. The Company elected to early adopt this standard in 2011 and replaced the statement of operations with the statement of comprehensive income and modified the statement of stockholder's equity.

In October 2010, the FASB issued ASU No. 2010-26, Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts. See Deferred Policy Acquisition Costs and Sales Inducements within this note for more information.

In December 2010, the FASB issued new guidance regarding goodwill impairment testing, ASU No. 2010-28, When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts. This guidance modifies Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts. For those reporting units, an entity would be required to perform Step 2 of the test if qualitative factors indicate that it is more likely than not that a goodwill impairment exists. Adoption of the ASU did not have an impact on the Company's consolidated financial statements.

In April 2011, the FASB issued new guidance regarding accounting for troubled debt restructuring, ASU No. 2011-02, A Creditor's Determination of Whether a Restructuring Is a Troubled Debt Restructuring ("ASU 2011-02"). The new guidance was effective in 2012 for nonpublic entities and was applied prospectively. This guidance clarifies whether a creditor has granted a concession and whether a debtor is experiencing financial difficulties for the purpose of determining when a restructuring constitutes a troubled debt restructuring. Adoption of this new guidance did not have a material impact on the Company's consolidated financial statements and related disclosures.

In May 2011, the FASB issued ASU No. 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure requirements in U.S. GAAP and International Financial Reporting Standards ("ASU 2011-04"), which was issued to create a consistent framework for the application of fair value measurement across jurisdictions. The new guidance clarified existing fair value measurement requirements and changed certain fair value measurement principles and disclosure requirements. There are no additional fair value measurements

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

--------------------------------------------------------------------------------

required upon adoption of ASU 2011-04. The amendments became effective in 2012 and did not have a material impact on the Company's consolidated financial statements. The new disclosures are included in Note 4.

ASU 2012-02, Testing Indefinite-Lived Intangible Assets for Impairment, was issued in July 2012 and became effective for fiscal years beginning after September 15, 2012; early adoption is permitted. The amended guidance allows entities to assess qualitative factors to determine whether the existence of events and circumstances indicates that it is more likely than not that an indefinite-lived intangible asset is impaired. If the entity cannot reach that conclusion, a quantitative test is required to determine the fair value of the indefinite-lived intangible asset, compare the fair value to the carrying amount, and conclude whether there is an impairment loss. The Company early adopted the new guidance in 2012, which did not have an impact on the consolidated financial statements.

ACCOUNTING STANDARDS UPDATES PENDING ADOPTION

In February 2013, the FASB issued ASU No. 2013-02, Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income ("ASU 2013-02"). The standard requires non-public companies to present information about reclassification adjustments from accumulated other comprehensive income in their annual financial statements in a single note or on the face of the financial statements. This standard is effective for non-public companies for periods beginning after December 15, 2013, with early adoption permitted. The Company is currently evaluating the impact of ASU 2013-02.

In December 2011, the FASB issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"), effective in 2013. ASU 2011-11 is intended to increase information disclosed about offsetting assets and liabilities, including financial instruments, derivatives, sale and repurchase agreements and reverse sale and repurchase agreements, and securities borrowing and lending agreements. The objective is to facilitate comparison between entities that prepare their financial statements on the basis of U.S. GAAP and those that prepare their financial statements on the basis of international financial reporting standards. In January 2013, the FASB issued ASU No. 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities ("ASU 2013-01"), also effective in 2013. ASU 2013-01 is related to ASU 2011-11 and makes it clear that the newly required disclosures are applicable only to certain derivatives, repurchase and reverse repurchase agreements, and securities borrowing and securities lending transactions. The Company is currently evaluating the impact of ASU 2011-11 and ASU 2013-01.

FASB ASU No. 2009-17 ("ASU 2009-17"), Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities, replaced the quantitative-based risk and rewards calculation for determining which reporting entity, if any, has a controlling financial interest in a variable interest entity ("VIE") and which owner is the primary beneficiary and thus must consolidate it. ASU 2009-17 was effective in 2010 and required a more qualitative assessment and also created new disclosure requirements. A related pronouncement, ASU No. 2010-10, Amendments for Certain Investment Funds ("ASU 2010-10"), deferred application of the guidance in ASU 2009-17 for reporting entities with interest in an entity that applies the specialized accounting guidance for investment companies. The Company does not own any entities which it has determined to be VIEs under existing guidance and so ASU 2009-17 had no impact on its consolidated financial statements upon adoption in 2010. The Company does own limited partnerships that qualified for the deferral in ASU 2010-10 and for which the Company must reconsider the accounting when new guidance is issued.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

--------------------------------------------------------------------------------

NOTE 3: INVESTMENTS

DEBT SECURITIES

The amortized cost, gross unrealized gains and losses, and estimated fair values of debt securities at December 31, 2012 are as follows:

-------------------------------------------------------------------------------------------------------

                                             AMORTIZED          GROSS UNREALIZED          ESTIMATED
                                               COST           GAINS          LOSSES       FAIR VALUE
-------------------------------------------------------------------------------------------------------
U.S. government and agencies             $      56,695   $       2,678   $           -   $      59,373
States and political subdivisions              674,380          87,574            (638)        761,316
Foreign government securities                   64,541           1,705            (775)         65,471
Domestic corporate securities                4,043,586         471,409          (5,797)      4,509,198
Mortgage-backed securities
   Residential mortgage-backed                 629,824          48,857          (4,114)        674,567
   Commercial mortgage-backed                  559,984          50,190         (23,039)        587,135
Non-mortgage asset-backed securities
   Collateralized debt obligations              74,551           2,278         (21,433)         55,396
   Other                                       138,746           8,767            (721)        146,792
Foreign corporate securities                 1,473,680         182,275            (530)      1,655,425
-------------------------------------------------------------------------------------------------------

Total debt securities                    $   7,715,987   $     855,733   $     (57,047)  $   8,514,673
=======================================================================================================

The amortized cost, gross unrealized gains and losses, and estimated fair values of debt securities at December 31, 2011 are as follows:

-------------------------------------------------------------------------------------------------------

                                             AMORTIZED          GROSS UNREALIZED          ESTIMATED
                                               COST           GAINS          LOSSES       FAIR VALUE
-------------------------------------------------------------------------------------------------------
U.S. government and agencies             $     106,189   $       6,543   $          (2)  $     112,730
States and political subdivisions              614,885          49,427          (1,861)        662,451
Foreign government securities                   38,514           1,062          (1,713)         37,863
Domestic corporate securities                3,985,514         337,478         (30,140)      4,292,852
Mortgage-backed securities
   Residential mortgage-backed                 765,136          37,913         (13,123)        789,926
   Commercial mortgage-backed                  554,485          31,472         (43,391)        542,566
Non-mortgage asset-backed securities
   Collateralized debt obligations              64,137               -         (32,437)         31,700
   Other                                        64,734           6,701          (2,003)         69,432
Foreign corporate securities                 1,170,517          99,900          (7,522)      1,262,895
-------------------------------------------------------------------------------------------------------

Total debt securities                    $   7,364,111   $     570,496   $    (132,192)  $   7,802,415
=======================================================================================================

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

--------------------------------------------------------------------------------

The amortized cost and estimated fair values of investments in debt securities at December 31, 2012, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties. Because of the potential for prepayment on mortgage-backed and non-mortgage asset-backed securities, such securities have not been displayed in the table below by contractual maturity.

---------------------------------------------------------------------------------

                                                   AMORTIZED        ESTIMATED
                                                     COST           FAIR VALUE
---------------------------------------------------------------------------------
Due in one year or less                        $      144,146     $      147,428
Due after one year through five years               1,245,160          1,372,981
Due after five years through ten years              3,084,659          3,483,494
Due after ten years                                 1,838,917          2,046,880
Mortgage-backed securities:
  Residential mortgage-backed                         629,824            674,567
  Commercial mortgage-backed                          559,984            587,135
Non-mortgage asset-backed securities:
  Collateralized debt obligations                      74,551             55,396
  Other                                               138,746            146,792
---------------------------------------------------------------------------------

Total debt securities                          $    7,715,987     $    8,514,673
=================================================================================

EQUITY SECURITIES

The cost, gross unrealized gains and losses, and estimated fair values of investments in available for sale equity securities at December 31 are as follows:

------------------------------------------------------------------------------------------

                                               GROSS UNREALIZED                ESTIMATED
                         COST               GAINS            LOSSES           FAIR VALUE
------------------------------------------------------------------------------------------
2012                 $    41,468        $     1,608        $    (2,858)       $    40,218
2011                      24,910              1,449             (3,480)            22,879
==========================================================================================

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

--------------------------------------------------------------------------------

MORTGAGE LOANS

At December 31, 2012, the commercial mortgage loan portfolio had an average remaining life of 6.0 years, with all principal due prior to 2036. The Company limits its concentrations of credit risk by diversifying its mortgage loan portfolio so that loans made in any one major metropolitan area are not greater than 20% of the aggregate mortgage loan portfolio balance. No loan to a single borrower represented more than 2.9% of the aggregate mortgage loan portfolio balance.

The following table provides the current and past due amounts of the mortgage loan portfolio at December 31:

---------------------------------------------------------------------------------

                                                       2012             2011
---------------------------------------------------------------------------------
Current                                           $   1,154,449     $    960,150
60 to 90 days past due                                    1,037              444
Greater than 90 days past due                            11,589           13,444
Valuation allowance on impaired loans                    (6,903)          (7,766)
Unamortized premium                                         476            1,002
---------------------------------------------------------------------------------

Total carrying value                              $   1,160,648     $    967,274
=================================================================================

The Company's mortgage loans are located throughout the United States. The following table identifies states with greater than 5% of the commercial mortgage portfolio at December 31:

---------------------------------------------------------------------------------

                                                           2012             2011
---------------------------------------------------------------------------------
California                                                 18.0%            16.0%
Ohio                                                        7.1              6.7
Texas                                                       6.9              8.8
Georgia                                                     6.2              6.0
Illinois                                                    5.7              6.6
Wisconsin                                                   5.6                *
New Jersey                                                    *              6.0
Kansas                                                        *              5.2
=================================================================================

* Amount was less than 5%.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

--------------------------------------------------------------------------------

The types of properties collateralizing the commercial mortgage loans at December 31 are as follows:

---------------------------------------------------------------------------------

                                                          2012             2011
---------------------------------------------------------------------------------
Industrial                                                34.3%            36.1%
Retail                                                    27.7             25.8
Office                                                    22.6             21.3
Multi-family                                              11.9             11.6
Other                                                      3.5              5.2
---------------------------------------------------------------------------------

 Total                                                   100.0%           100.0%
=================================================================================

The Company had mortgage loan restructures in 2012, 2011 and 2010 that were considered troubled debt restructurings. These restructurings included changes to interest rates, extending payment terms and suspension of principal payments. The terms of the restructures in 2012, 2011, and 2010 resulted in charges to earnings of $833, $4,658, and $1,567, respectively, which was included in net realized investment losses. The amount of the pre-restructuring contractual loan balances at December 31, 2012, 2011, and 2010 was $16,561, $24,011, and $12,825,
respectively; of these, the balance of defaulted loans at December 31, 2012 and 2011 was $4,700 and $7,169, respectively. The Company has no commitments at December 31, 2012 or 2011 to lend additional funds to mortgagors whose existing mortgage terms have been restructured in a troubled debt restructuring.

Valuation allowances are maintained at a level that is adequate to absorb estimated probable credit losses of each specific loan. Management performs a periodic evaluation of the adequacy of the allowance for losses based on past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, and other relevant factors. Trends in market vacancy and rental rates are incorporated into the analysis of monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, a review of each loan in our commercial mortgage loan portfolio is performed on a quarterly basis to identify emerging risks. A valuation allowance is established or adjusted for specific loans as warranted based on this analysis. Our process for determining past due or delinquency status begins when a payment date is missed. The Company places loans on nonaccrual status when it is probable that income is uncollectible. Income received after a loan is put on nonaccrual status is recognized on a cash basis. As of December 31, 2012 and 2011, mortgage loans in nonaccrual status totaled $810 and $3,194, respectively. Mortgage loans deemed uncollectible are written off against the allowance for losses. The allowance is also adjusted for any subsequent recoveries.

The Company measures and assesses the credit quality of mortgage loans by using loan to value and debt service coverage ratios. The loan to value ratio compares the principal amount of the loan to the fair value of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan to value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan to value ratio generally indicates a higher quality loan. The debt service coverage ratio compares a property's net operating income to its debt service payments. Debt service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, a higher debt service coverage ratio generally indicates a higher quality loan. The loan to value and debt service coverage ratios were updated as of December 31, 2012 and 2011.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

--------------------------------------------------------------------------------

Information concerning impaired mortgage loans with specific valuation allowances including those which met the criteria for a troubled debt restructuring, is as follows as of and for the years ended December 31:

-----------------------------------------------------------------------------------

                                                            2012           2011
-----------------------------------------------------------------------------------
Number of impaired loans                                         10             10

Principal balance of impaired loans                     $    35,779    $    34,770
Valuation allowance on impaired loans                         6,903          7,766
Carrying value of impaired loans                             28,876         27,004
Average carrying value of impaired loans                     29,103         29,163
Interest income recognized on impaired loans                  2,240          1,498
Amount of interest collected on impaired loans                1,126            986
===================================================================================

A rollforward of the valuation allowance for the years ended December 31 is as follows:

-----------------------------------------------------------------------------------

                                                            2012           2011
-----------------------------------------------------------------------------------
Beginning balance                                       $     7,766    $     3,359
Provision                                                       985          4,767
Other                                                        (1,848)          (360)
-----------------------------------------------------------------------------------

Ending balance                                          $     6,903    $     7,766
===================================================================================

Loan to value and debt service coverage ratios are used as credit quality indicators for mortgage loans, which were as follows at December 31, 2012:

-----------------------------------------------------------------------------------

                                                                        AVERAGE
                                                   PRINCIPAL          DEBT SERVICE
                     LOAN TO VALUE                   AMOUNT         COVERAGE RATIO
-----------------------------------------------------------------------------------
Less than 65%                                    $    726,972                 1.91
65% to 74%                                            220,064                 1.37
75% to 100%                                           184,631                 1.23
Greater than 100%                                      28,981                 0.67
-----------------------------------------------------------------------------------

Total mortgage loans                             $  1,160,648                 1.67
===================================================================================

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

--------------------------------------------------------------------------------

Loan to value and debt service coverage ratios are used as credit quality indicators for mortgage loans, which were as follows at December 31, 2011:

----------------------------------------------------------------------------------

                                                                      AVERAGE
                                                    PRINCIPAL        DEBT SERVICE
                     LOAN TO VALUE                    AMOUNT        COVERAGE RATIO
----------------------------------------------------------------------------------
Less than 65%                                     $   505,825                1.86
65% to 74%                                            215,051                1.34
75% to 100%                                           200,861                1.24
Greater than 100%                                      45,537                0.81
----------------------------------------------------------------------------------

Total mortgage loans                              $   967,274                1.60
==================================================================================

REAL ESTATE

Real estate investments consisted of the following at December 31:

----------------------------------------------------------------------------------

                                                          2012           2011
----------------------------------------------------------------------------------
Real estate                                           $    50,185     $    94,053
Accumulated depreciation                                  (14,328)        (41,798)
----------------------------------------------------------------------------------

Net real estate held for the production of income     $    35,857     $    52,255
----------------------------------------------------------------------------------

Real estate held-for-sale                             $    27,264     $         -
Accumulated depreciation                                  (16,656)              -
----------------------------------------------------------------------------------

Net real estate held-for-sale                         $    10,608     $         -
----------------------------------------------------------------------------------

Depreciation expense on investments in real estate, which is netted against rental income and included in net investment income, totaled $2,740, $3,234 and $2,323 for the years ended December 31, 2012, 2011 and 2010, respectively.

In 2012 and 2011, the Company acquired real estate owned properties with a fair value of $2,490 and $1,946 which had previously been collateral for mortgage loans. These transactions involved either foreclosure or deed in lieu of foreclosure, and accordingly, involved no cash payments and are not included in the consolidated statements of cash flows. The Company recorded an impairment loss of $417 in 2012 on a property which had previously been collateral for mortgage loans. There were no impairments required to be recognized on real estate in 2011 or 2010.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

--------------------------------------------------------------------------------

Real estate investments were categorized as follows at December 31:

-------------------------------------------------------------------------------------------------------

                                                             2012                         2011
                                                 ------------------------------------------------------
                                                     AMOUNT       PERCENT         AMOUNT       PERCENT
-------------------------------------------------------------------------------------------------------
Real estate held for the production of income
  Office                                          $    16,510       46.0%       $    32,144       61.5%
  Land                                                  3,766       10.5              3,765        7.2
  Retail                                                2,043        5.7              2,199        4.2
  Industrial                                           13,538       37.8             13,855       26.5
  Other                                                     -          -                292        0.6
-------------------------------------------------------------------------------------------------------

Total real estate investments                     $    35,857      100.0%       $    52,255      100.0%
=======================================================================================================

Real estate held-for-sale
 Office                                           $    10,608      100.0%       $         -          -%
-------------------------------------------------------------------------------------------------------

Total real estate investments                     $    10,608      100.0%       $         -          -%
=======================================================================================================

EQUITY IN UNCONSOLIDATED AFFILIATES

Equity in Unconsolidated Affiliates includes the Company's 50% investment interest in CMG Mortgage Insurance Company ("CMG MI") and CMG Mortgage Assurance Company ("CMGA") along with investments in other less significant affiliates.

CMG MI is a 50/50 corporate joint venture with PMI Mortgage Insurance Co. ("PMI"), and was formed in 1994 to offer residential mortgage guaranty insurance for loans originated by credit unions. CMGA is an affiliated entity, also jointly-owned 50/50 with PMI, which began offering insurance policies on second mortgages for loans originated by credit unions in 2001 until 2008, when the existing portfolio was put into runoff. CMGA is also the parent company of CMG Mortgage Reinsurance Company ("CMG Re"), a provider of reinsurance coverage in excess of 25% of the insured loan on policies issued by CMG MI after July 1, 1999.

The Company and PMI both provide services to CMG MI, CMGA and CMG Re in accordance with various service agreements. The Company primarily provides investment management, marketing, and administrative services, and PMI primarily provides underwriting, claims, actuarial, management, I/T, and accounting services.

On September 30, 2010, CMG Re issued two surplus notes to the Company and PMI for $5,000 each. The notes are due September 30, 2020 and bear interest at a rate of 6.25% per annum in arrears on September 30 each year until 2015 and thereafter 9.0% per annum until maturity.

The Company is party to a capital support agreement revised in 2010 whereby PMI and the Company agreed to contribute up to $37,650 each, subject to certain limitations, so as to maintain the statutory risk-to-capital ratio of CMG MI at or below 23 to 1. See Note 13, Commitments and Contingencies, for further description of this arrangement.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

--------------------------------------------------------------------------------

The carrying value, ownership percentage and summarized financial information of significant unconsolidated affiliates for the years ended and at December 31 are set forth in the table below:

-------------------------------------------------------------------------------------------------------------

          NAME OF AFFILIATE               CUNA MUTUAL                     CUNA MUTUAL SHARE OF NET
          AND THE COMPANY'S             CARRYING VALUE                    INCOME (LOSS), AFTER TAX
        OWNERSHIP PERCENTAGE          2012           2011           2012            2011            2010
-------------------------------------------------------------------------------------------------------------
CMG Mortgage Insurance
   Company (50%)                  $     72,981   $     93,474   $    (10,679)   $     (3,300)   $     (8,847)
CMG Mortgage Assurance
   Company (50%)                         4,019          6,697         (1,668)         (1,209)         (2,388)
All other affiliates (various
   ownership percentages)                2,099          2,046             64               4            (722)
-------------------------------------------------------------------------------------------------------------
Total                             $     79,099   $    102,217   $    (12,283)   $     (4,505)   $    (11,957)
=============================================================================================================

The total assets and liabilities for significant unconsolidated affiliates at December 31, 2012 and 2011 are set forth in the table below:

-------------------------------------------------------------------------------------------------------------

                                                       ASSETS       LIABILITIES      ASSETS       LIABILITIES
                                                        2012            2012          2011            2011
-------------------------------------------------------------------------------------------------------------
CMG Mortgage Insurance Company                      $    341,970   $    161,868   $    374,561   $    183,438
CMG Mortgage Assurance Company                            38,268         28,350         44,866         31,464
-------------------------------------------------------------------------------------------------------------

PMI's parent company, The PMI Group, Inc., filed for chapter 11 bankruptcy protection in November 2011. In March of 2012, the Arizona Department of Insurance placed PMI under receivership due to failure to maintain regulatory capital requirements. Given these developments, in September 2012, the Company signed a joint marketing agreement with the Arizona Department of Insurance to actively market CMG MI and CMGA for sale. The Company performed its annual impairment analysis for these equity method investments as of December 31, 2012 and recorded an other-than-temporary impairment charge of $18,010. The Company measured the amount of the impairment by which the carrying value of its investment exceeded its estimated fair value based on a probabilistic weighting of fair value associated with multiple potential future scenarios associated with the business using a combination of the market and income valuation approaches. The impairment loss is included in Equity of unconsolidated affiliates, net of tax, within the Company's consolidated statements of comprehensive income. In addition, a goodwill impairment charge of $1,780 has also been recognized in operating and other expense, representing the portion of goodwill allocated to the Company's investment in CMG MI and CMGA.

LIMITED PARTNERSHIPS

The Company accounts for its investments in limited partnerships using the equity method. Accordingly, the Company's investments in these limited partnerships are carried at cost plus or minus the Company's equity in the undistributed earnings or losses as reported by the partnerships. As a result of delays in the reporting of

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

--------------------------------------------------------------------------------

results by the partnerships, the Company generally records its equity interests on a three month lag basis, which means the partnership results for the fourth quarter are not recorded until the first quarter of the following year.

The cost and carrying values of limited partnerships by type were as follows at December 31:

------------------------------------------------------------------------------------------------

                                                2012                           2011
                                         COST      CARRYING VALUE       COST      CARRYING VALUE
------------------------------------------------------------------------------------------------
Energy                               $     88,690   $    112,345    $     59,972   $     57,983
Mezzanine                                 217,961        208,291         184,037        177,988
Private equity                            236,219        237,411         212,798        220,172
Real estate                                54,218         46,398          75,620         44,252
-----------------------------------------------------------------------------------------------
Total limited partnerships           $    597,088   $    604,445    $    532,427   $    500,395
===============================================================================================

The Company funded additional investments in limited partnerships of $164,367 in 2012 and $117,587 in 2011. See Note 13 for information regarding the Company's funding commitments to limited partnerships.

The limited partnerships owned were designed to be liquidated after full funding, generally eight to twelve years, at the discretion of the general partners, and investors do not have the option to redeem their interests. For the Company's investments in limited partnerships the majority of liquidations are expected to occur between 2013 and 2022.

Energy limited partnerships invest in companies that primarily engage in the exploration, production, transportation and service industries in the oil, natural gas, metals and mining industries. Mezzanine limited partnerships invest in debt or debt like instruments but may also include an equity component. Mezzanine limited partnerships tend to generate steady interest payments. Private equity limited partnerships make direct investments in companies with the intent of improving the financial results over a period of time to allow for positive returns upon a liquidity event. Real estate limited partnerships are private equity funds that primarily invest in commercial, hospitality, office, and multi-family real estate.

SHORT-TERM INVESTMENTS

Short-term investments at amortized cost, which approximates fair value as of December 31, are as follows:

------------------------------------------------------------------------------

                                                       2012           2011
------------------------------------------------------------------------------
Foreign government securities                      $          -   $      6,140
Domestic corporate securities                                 -            763
Certificates of deposit                                     988          1,021
Foreign corporate securities                              1,016              -
------------------------------------------------------------------------------
Total short-term investments                       $      2,004   $      7,924
==============================================================================

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

--------------------------------------------------------------------------------

OTHER INVESTED ASSETS

Other invested assets as of December 31 are as follows:

-------------------------------------------------------------------------------------------

                                                                    2012           2011
-------------------------------------------------------------------------------------------
Derivative financial instruments                                $     42,674   $     37,430
Margin deposits                                                       30,147         30,625
Investments receivable                                                 3,106         21,774
Investment in Federal Home Loan Bank restricted stock                 17,340         11,902
Notes receivable                                                       3,455          8,205
Other                                                                     54             10
-------------------------------------------------------------------------------------------
Total other invested assets                                     $     96,776   $    109,946
===========================================================================================

NET INVESTMENT INCOME

Sources of net investment income for the years ended December 31 are summarized as follows:

--------------------------------------------------------------------------------------------

                                                     2012           2011           2010
--------------------------------------------------------------------------------------------
Debt securities, available for sale              $    398,193   $    392,131   $    376,892
Equity securities, available for sale                   1,048            293          2,037
Mortgage loans                                         60,763         53,747         47,964
Real estate                                            10,340         11,272         10,496
Policy loans                                            6,891          6,876          6,843
Limited partnerships
   Equity in change in fair value                      33,266         32,939         12,685
   Equity in other income                              39,373         37,577         25,664
Derivative financial instruments                          296            387            929
Short-term investments and other                        3,187          5,690          5,497
--------------------------------------------------------------------------------------------
Total gross investment income                         553,357        540,912        489,007
   Less: Investment expenses                          (30,038)       (28,684)       (25,959)
--------------------------------------------------------------------------------------------
Net investment income                            $    523,319   $    512,228   $    463,048
============================================================================================

Limited partnerships generally carry their investments at fair value. Changes in fair value are a component of the results of operations reported by the partnerships and are therefore included in the Company's recorded share of income. This accounting policy contributes to potentially significant fluctuations in the operating results of the Company's interests in limited partnerships. In addition, determinations of the fair value of such investments by the limited partnerships are highly judgmental given the nature of the investments held by these limited partnerships, and the fact that observable market data is frequently not available. Accordingly, the values assigned are subject to risks of variability.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

--------------------------------------------------------------------------------

The Company's equity in the change in fair value of its limited partnerships for each of the past three years, by partnership type is summarized below:

--------------------------------------------------------------------------------------------

                                                     2012           2011           2010
--------------------------------------------------------------------------------------------
Energy                                           $     25,644   $      3,017   $        (42)
Mezzanine                                              (3,621)        (2,790)         5,443
Private equity                                         (6,182)        22,166          9,591
Real estate                                            17,425         10,546         (2,307)
--------------------------------------------------------------------------------------------
Total change in equity in fair value             $     33,266   $     32,939   $     12,685
============================================================================================

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

--------------------------------------------------------------------------------

NET REALIZED INVESTMENT LOSSES

Net realized investment losses for the years ended December 31 are summarized as follows:

---------------------------------------------------------------------------------------------

                                                     2012           2011           2010
---------------------------------------------------------------------------------------------
Debt securities
   Gross gains on sales                          $     58,428   $     51,719   $      77,041
   Gross losses on sales                               (4,875)       (11,128)        (22,511)
   Other                                               (4,092)        26,713           8,934
   Other-than-temporary impairment losses             (44,013)       (51,465)        (98,901)
Equity securities
   Gross gains on sales                                   249          3,764          10,563
   Gross losses on sales                                  (48)        (1,063)         (6,804)
   Other                                                1,146         (2,580)          1,802
   Other-than-temporary impairment losses              (1,805)        (6,101)           (825)
Mortgage loans
   Gross losses on sales                                    -            (51)              -
   Other                                                    -              -           2,279
   Other-than-temporary impairment losses                (957)        (4,767)         (5,596)
Real estate
   Gross gains on sales                                   964              -          (5,001)
   Other-than-temporary impairment losses                (417)             -               -
Derivative financial instruments                       (9,637)       (41,191)          4,018
Derivative financial instruments - embedded           (12,018)       (30,509)        (20,283)
Student loans receivable                                 (537)         1,485             (96)
Other                                                      70           (638)            584
---------------------------------------------------------------------------------------------
Net realized investment losses                   $    (17,542)  $    (65,812)  $     (54,796)
=============================================================================================

Proceeds from the sale of debt securities were $822,813, $1,125,142 and $1,821,819 in 2012, 2011 and 2010, respectively. Proceeds from the sale of equity securities were $2,945, $96,280 and $167,258 in 2012, 2011 and 2010, respectively.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

--------------------------------------------------------------------------------

OTHER-THAN-TEMPORARY INVESTMENT IMPAIRMENTS

Investment securities are reviewed for OTTI on an ongoing basis. The Company creates a watchlist of securities based largely on the fair value of an investment security relative to its cost basis. When the fair value drops below the Company's cost, the Company monitors the security for OTTI impairment. The determination of OTTI requires significant judgment on the part of the Company and depends on several factors, including, but not limited to:

   o   The existence of any plans to sell the investment security.

   o   The extent to which fair value is less than book value.

   o The underlying reason for the decline in fair value (credit concerns, interest rates, etc.).

   o The financial condition and near term prospects of the issuer/borrower, including the ability to meet contractual obligations, relevant industry trends and conditions.

   o The Company's intent and ability to retain the investment for a period of time sufficient to allow for an anticipated recovery in fair value.

   o The Company's ability to recover all amounts due according to the contractual terms of the agreements.

   o The Company's collateral position, in the case of bankruptcy or restructuring.

A debt security is considered other-than-temporarily impaired when the fair value is less than the amortized cost basis and its value is not expected to recover through the Company's holding period of the security. If a credit loss exists, but the Company does not intend to sell the impaired debt security and is not more likely than not to be required to sell before recovery, it is required to bifurcate the impairment into the loss that is attributable to credit and non-credit related risk. The credit portion of the OTTI is the difference between the present value of the expected future cash flows and amortized cost. Only the estimated credit loss amount is recognized in earnings, with the remainder of the loss amount recognized in other comprehensive income. If the Company intends to sell, at the time this determination is made, the Company records a realized loss equal to the difference between the amortized cost and fair value. The fair value of the other-than-temporarily impaired security becomes its new cost basis. In determining whether an unrealized loss is expected to be other than temporary, the Company considers, among other factors, any plans to sell the security, the severity of impairment, financial position of the issuer, recent events affecting the issuer's business and industry sector, credit ratings, and the ability of the Company to hold the investment until the fair value has recovered.

For securitized debt securities, the Company considers factors including, but not limited to, commercial and residential property changes in value that vary by property type and location and average cumulative collateral loss rates that vary by vintage year. These assumptions require the use of significant management judgment and include the probability of issuer default and estimates regarding timing and amount of expected recoveries. In addition, projections of expected future debt security cash flows may change based upon new information regarding the performance of the issuer and/or underlying collateral.

For certain securitized financial assets with contractual cash flows, the Company is required to periodically update its best estimate of cash flows over the life of the security. If the fair value of a securitized financial asset is less than its cost or amortized cost and there has been a decrease in the present value of the estimated cash flows since the last revised estimate, considering both timing and amount, an OTTI charge is recognized. The Company also considers its intent and ability to retain a temporarily impaired security until recovery. Estimating future cash flows involves judgment and includes both quantitative and qualitative factors. Such determinations incorporate various information and assessments regarding the future performance of the underlying collateral. In addition, projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

--------------------------------------------------------------------------------

A rollforward of the amount of the credit component of OTTI related to debt securities recognized in net income is presented in the following table:

-------------------------------------------------------------------------------------------------------------

                                                                     2012           2011           2010
-------------------------------------------------------------------------------------------------------------
Beginning balance of credit losses on debt securities
   at January 1                                                  $   (156,630)  $   (362,361)  $    (392,726)

Additions for credit impairments recognized on
   Securities not previously impaired                                 (21,633)       (27,488)        (26,934)
   Securities previously impaired                                     (22,380)       (23,841)        (71,967)
Reductions for credit impairments previously recognized
   Securities that matured or were sold during the period             105,975        257,060         129,266
   Securities due to an increase in expected cash flows                14,399              -               -
-------------------------------------------------------------------------------------------------------------
Ending balance at December 31                                    $    (80,269)  $   (156,630)  $    (362,361)
=============================================================================================================

The majority of the Company's charges for OTTI have been attributable to residential mortgage-backed securities and, to a lesser extent, commercial mortgage-backed securities and non-mortgage asset-backed securities. The significant provision for these losses over the past three years is primarily due to adverse economic conditions impacting the downward trends in the general economy and financial markets, which have negatively affected the values of financial investments, including residential real estate values.

For those equity securities with a decline in the fair value deemed to be other-than-temporary, a charge is recorded in net realized investment losses equal to the difference between the fair value and cost basis of the security. The previous cost basis less the amount of the estimated impairment becomes the security's new cost basis. The Company asserts its intent and ability to retain those equity securities deemed to be temporarily impaired until the price recovers. Once identified, these securities are systematically restricted from trading.

Management believes it has made an appropriate provision for other-than-temporarily impaired securities owned at December 31, 2012. As a result of the subjective nature of these estimates, however, additional provisions may subsequently be determined to be necessary as new facts emerge and a greater understanding of economic trends develops. Consistent with the Company's past practices, additional OTTI will be recorded as appropriate and as determined by the Company's regular monitoring procedures of additional facts. In light of the variables involved, such additional OTTI could be significant.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

--------------------------------------------------------------------------------

The following table identifies the Company's net OTTI by type of investment as of December 31:

---------------------------------------------------------------------------------------------

                                                     2012           2011           2010
---------------------------------------------------------------------------------------------
Domestic corporate securities                    $    (26,409)  $     (7,595)  $      (5,458)
Foreign government securities                               -           (123)              -
Mortgage-backed securities
   Residential mortgage-backed -
      Prime                                            (1,830)          (928)         (3,303)
      Alt-A                                            (3,987)       (12,551)        (18,183)
      Sub-prime                                        (2,091)       (11,621)        (13,843)
      Other                                                 -           (319)            (94)
Commercial mortgage-backed                             (7,019)       (14,387)        (30,018)
Non-mortgage asset-backed securities
   Collateralized debt obligations                     (2,677)        (3,941)        (28,002)
---------------------------------------------------------------------------------------------
Total debt securities                                 (44,013)       (51,465)        (98,901)

Equity securities                                      (1,805)        (6,101)           (825)
Mortgage loans                                           (957)        (4,767)         (5,596)
Real estate                                              (417)             -               -
---------------------------------------------------------------------------------------------
Net OTTI recognized in operations                $    (47,192)  $    (62,333)  $    (105,322)
=============================================================================================

NET UNREALIZED INVESTMENT GAINS

The components of net unrealized investment gains included in accumulated other comprehensive income at December 31 were as follows:

---------------------------------------------------------------------------------------------

                                                     2012           2011           2010
---------------------------------------------------------------------------------------------
Debt securities                                  $    798,686   $    438,304   $      76,012
Equity securities                                      (1,250)        (2,031)         (3,584)
Derivatives                                             5,133          9,262          10,090
Deferred policy acquisition cost adjustments          (48,310)       (42,216)         (9,321)
Deferred income taxes                                (270,553)      (143,649)        (19,558)
Other, including noncontrolling interests               6,572         (5,375)        (21,125)
---------------------------------------------------------------------------------------------
Net unrealized investment gains                  $    490,278   $    254,295   $      32,514
=============================================================================================

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

--------------------------------------------------------------------------------

Information regarding the Company's available for sale debt and equity securities with unrealized losses at December 31, 2012 is presented below, segregated between those that have been in a continuous unrealized loss position for less than twelve months and those that have been in a continuous unrealized loss position for twelve or more months.

------------------------------------------------------------------------------------------------------------------

                                  MONTHS IN UNREALIZED LOSS POSITION
                          -------------------------------------------------
                                 LESS THAN                   TWELVE
                               TWELVE MONTHS           MONTHS OR GREATER               TOTAL
------------------------------------------------------------------------------------------------------------------
                                                                                                        UNREALIZED
                                       UNREALIZED                UNREALIZED                UNREALIZED      OTTI
                          FAIR VALUE      LOSS      FAIR VALUE      LOSS      FAIR VALUE      LOSS        LOSSES
------------------------------------------------------------------------------------------------------------------
DEBT SECURITIES
U.S. government
   and agencies            $   4,183    $       -    $       -    $       -    $   4,183    $       -    $       -
States and political
   subdivisions               20,080          638            -            -       20,080          638            -
Foreign government
   securities                 19,481          775            -            -       19,481          775            -
Domestic corporate
   securities                141,501        4,604       20,841        1,193      162,342        5,797            -
Mortgage-backed
   securities
      Residential
         mortgage-backed           -            -       20,035        4,114       20,035        4,114        4,114
      Commercial
         mortgage-backed           -            -       34,348       23,039       34,348       23,039       12,198
Asset backed non-
   mortgage-backed
   securities
      Collateralized debt
         obligations           4,968           32       26,604       21,401       31,572       21,433       13,259
      Other                   18,365           85       12,164          636       30,529          721            -
Foreign corporate
   securities                 24,336          462       16,163           68       40,499          530            -
------------------------------------------------------------------------------------------------------------------
Total of debt securities   $ 232,914    $   6,596    $ 130,155    $  50,451    $ 363,069    $  57,047    $  29,571
==================================================================================================================
Equity securities          $   6,839    $     233    $   2,817    $   2,625    $   9,656    $   2,858    $       -
------------------------------------------------------------------------------------------------------------------
Total                      $ 239,753    $   6,829    $ 132,972    $  53,076    $ 372,725    $  59,905    $  29,571
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

--------------------------------------------------------------------------------

At December 31, 2012, the Company owned 103 debt securities with a fair value of $363,069 in an unrealized investment loss position. Of these, 41, with a fair value of $130,155, have been in an unrealized loss position for twelve or more months. The $50,451 unrealized loss for debt securities with a loss period twelve months or greater represents a 27.9% price impairment. The price impairment on the remaining 62 debt securities is 2.8%. The total fair value of debt securities with unrealized losses at December 31, 2012 and which are rated "investment grade," is $287,738 or 79.3% of the total fair value of all debt securities with unrealized losses at December 31, 2012. For these purposes "investment grade" is defined by the Company to be securities rated BBB or greater.

At December 31, 2012, the Company owned 11 equity securities with a fair value of $9,656 in an unrealized loss position. Of these, three have been in an unrealized loss position for more than 12 months. The aggregate severity of unrealized losses for these securities is 48.2% of cost.

The Company has performed forward-looking stress scenarios on its commercial mortgage-backed securities and collateralized debt obligations portfolios. As of December 31, 2012, based on these analyses, the Company concluded no additional impairments were required on these holdings.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

--------------------------------------------------------------------------------

Information regarding the Company's available for sale debt and equity securities with unrealized losses at December 31, 2011 is presented below, segregated between those that have been in a continuous unrealized loss position for less than twelve months and those that have been in a continuous unrealized loss position for twelve or more months.

------------------------------------------------------------------------------------------------------------------

                                  MONTHS IN UNREALIZED LOSS POSITION
                          -------------------------------------------------
                                 LESS THAN                   TWELVE
                               TWELVE MONTHS           MONTHS OR GREATER               TOTAL
------------------------------------------------------------------------------------------------------------------
                                                                                                        UNREALIZED
                                       UNREALIZED                UNREALIZED                UNREALIZED      OTTI
                          FAIR VALUE      LOSS      FAIR VALUE      LOSS      FAIR VALUE      LOSS        LOSSES
------------------------------------------------------------------------------------------------------------------
DEBT SECURITIES
U.S. government
   and agencies            $   8,100    $       2    $       -    $       -    $   8,100    $       2    $       -
States and political
   subdivisions               20,546        1,121       25,499          740       46,045        1,861            -
Foreign government
   securities                 21,012        1,713            -            -       21,012        1,713            -
Domestic corporate
   securities                353,992       17,434       74,397       12,706      428,389       30,140          138
Mortgage-backed
   securities
      Residential
         mortgage-backed       9,436          460       87,123       12,663       96,559       13,123       12,763
      Commercial
         mortgage-backed      22,811        1,082       51,202       42,309       74,013       43,391       22,054
Asset backed non-
   mortgage-backed
   securities
      Collateralized debt
         obligations           1,022           54       30,115       32,383       31,137       32,437       17,679
      Other                   31,621          979        9,206        1,024       40,827        2,003            -
Foreign corporate
   securities                139,732        6,271        4,705        1,251      144,437        7,522            -
------------------------------------------------------------------------------------------------------------------
Total of debt securities   $ 608,272    $  29,116    $ 282,247    $ 103,076    $ 890,519    $ 132,192    $  52,634
==================================================================================================================
Equity securities          $       -    $       -    $   3,767    $   3,480    $   3,767    $   3,480    $       -
------------------------------------------------------------------------------------------------------------------
Total                      $ 608,272    $  29,116    $ 286,014    $ 106,556    $ 894,286    $ 135,672    $  52,634
==================================================================================================================

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

--------------------------------------------------------------------------------

At December 31, 2011, the Company owned 242 debt securities with a fair value of $890,519 in an unrealized investment loss position. Of these, 74, with a fair value of $282,247, have been in an unrealized loss position for twelve or more months. The aggregate severity of unrealized losses for debt securities is approximately 26.8% of amortized cost. The total fair value of debt securities, with unrealized losses at December 31, 2011 and which are rated "investment grade," is $602,198 or 67.6% of the total fair value of all debt securities with unrealized losses at December 31, 2011.

At December 31, 2011, the Company owned three equity securities with a fair value of $3,767 in an unrealized loss position. All three have been in an unrealized loss position for more than 12 months. The aggregate severity of unrealized losses for equity securities is 48.0% of cost.

The Company has performed forward-looking stress scenarios on its commercial mortgage-backed securities and collateralized debt obligations portfolios. As of December 31, 2011, based on these analyses, the Company concluded no impairments were required on these holdings.

INVESTMENT CREDIT RISK

The Company maintains a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established exposure limits, diversification standards, and review procedures to mitigate credit risk.

DERIVATIVE FINANCIAL INSTRUMENTS

Consistent with its asset allocation strategy, the Company utilizes derivative financial instruments to help maximize risk-adjusted investment returns; reduce interest rate risks of long-term assets; manage exposure to various credit, currency and market risks; and manage exposure to various equity and fixed income market sectors. See related disclosures in Note 2, Summary of Significant Accounting Policies - Derivative Financial Instruments, and Fair Value Measurement - Recurring Basis in Note 4.

Futures Contracts: Futures contracts ("futures") are a commitment to purchase or deliver securities or currency in the future at a predetermined price or yield, and are usually settled net in cash. When a futures contract is entered into, a margin account is established with the broker based on the requirements of the futures exchange.

The Company utilizes short positions in foreign currency futures to manage the foreign currency fair value risk exposure to investments denominated in foreign currencies. Foreign currency futures designated as hedging the foreign currency risk of foreign currency denominated long-term bonds and common stock are classified as foreign currency fair value hedges. The Company assesses the effectiveness of foreign currency fair value hedges based on the changes in fair value attributable to changes in spot prices. The change in the fair value of the foreign currency futures related to the changes in the difference between the spot price and the futures price is excluded from the assessment of hedge effectiveness and recognized in earnings. Ineffectiveness could be present in a hedging relationship even if the assessment of effectiveness demonstrates an effective relationship. The ineffectiveness in a fair value hedge is calculated as the portion of the change in the fair value of hedging instrument that does not offset the change in the fair value of the hedged item.

The Company utilizes short positions in foreign currency futures to hedge a portion of its net assets in its consolidated foreign affiliates from the effects of fluctuations in currency exchange rates and designates these futures as net investment hedges. The Company assesses the effectiveness of foreign net investment hedges based on the changes in forward exchange rates. When deemed effective, changes in fair value of the foreign currency futures are recorded in accumulated other comprehensive income. The amounts in accumulated other comprehensive income are reclassified into earnings in the same periods during which the hedged forecasted transactions affect earnings.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

--------------------------------------------------------------------------------

Foreign currency futures and equity futures that cannot be designated to specific foreign currency risk are not accounted for using hedge accounting. All changes in the fair value of undesignated foreign currency futures are recorded in net realized investment losses.

Cross Currency Swaps: Cross currency swaps represent the Company's agreement with other parties to exchange, at specified intervals, the difference between functional currency (U.S. Dollar) fixed or floating rate interest amounts and foreign currency fixed or floating rate interest amounts calculated by reference to agreed upon notional principal amounts. Generally, exchanges of functional currency (U.S. Dollar) and foreign currency notional amounts are made at the initiation and maturity of the contract. The Company uses cross currency swaps to eliminate the variability in functional currency equivalent cash flows of foreign currency denominated debt instruments. The Company designates the cross currency swaps as foreign currency cash flow hedges when the swaps are deemed highly effective. The changes in fair value of the cross currency swaps attributable to the hedged risk is recorded in accumulated other comprehensive income to the extent it is effective. The amounts in accumulated other comprehensive income will be reclassified into earnings in the same periods during which the hedged forecasted transactions affect earnings. If the cross currency swaps were not deemed effective, the change in fair value of the cross currency swaps would be recorded in net realized investment losses.

Interest Rate Swaps: The Company uses interest rate swaps to reduce market risks from changes in interest rates and to properly align the risk characteristics of assets and liabilities. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally no cash is exchanged at the outset of the contract and no principal payments are made by either party. The individual interest rate swap contracts normally provide for a single net payment to be made by one counterparty at each due date.

The Company enters into certain interest rate swaps designated as cash flow hedges. The Company assesses the effectiveness of cash flow hedges based on a comparison of the change in fair value of the actual swap to the change in fair value of a "perfect" hypothetical swap which has terms that identically match the critical terms of the hedged items. Accordingly, the fair value of the actual swap was recorded at fair value on the balance sheet and accumulated other comprehensive income was adjusted to the lesser of the change in the actual swap's fair value or the hypothetical swap's fair value. If the amount in accumulated other comprehensive income was limited to the hypothetical swap's fair value, the difference, representing ineffectiveness was recorded in net realized investment losses. The amounts in accumulated other comprehensive income will be reclassified into earnings in the same periods during which the hedged forecasted transactions affect earnings. If the hedges were not deemed highly effective, the change in fair value of the interest rate swaps would be recorded in net realized investment losses with no offset from the hedged items. All changes in the fair value of undesignated interest rate swaps are recorded in net realized investment losses.

The Company enters into certain interest rate swaps designated as fair value hedges. The Company assesses the effectiveness of fair value hedges based on the changes in fair value attributable to changes in the benchmark interest rate. If the hedges were not deemed highly effective, the change in fair value of the interest rate swaps would be recorded in net realized investment losses with no offset from the hedged item. All changes in the fair value of undesignated interest rate swaps are recorded in net realized investment losses.

Options: Options are contracts that grant the purchaser, for a premium payment, the right to receive an amount of money based on a specified formula within a specified period of time. The Company issues market index certificates, equivalent to a written option. In return for the premium received, the Company agrees to pay the participant a percentage of the market price increase of an equity index above an agreed upon strike price at the end of a specified term. The Company mitigates risk from these agreements by purchasing over-the-counter equity call options with identical terms.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

--------------------------------------------------------------------------------

The Company purchases over-the-counter call options to mitigate the risk related to equity-indexed annuities. These equity-indexed annuity contracts guarantee a return of principal to the customer and credit interest based on certain indices, primarily the S&P 500 Index. A portion of the premium from each customer is invested in investment grade fixed income securities and is intended to cover the minimum guaranteed value due to the customer at the end of the term. A portion of the premium is used to purchase the call options to hedge the potential growth in interest credited to the customer as a direct result of the increases in the related indices.

In 2012 and 2011, the Company also purchased over-the-counter put options to mitigate a portion of the risk of price decreases in commodities related to a portion of the crop revenue insurance guarantee contracts. The options were purchased in February and March of each year with expirations based on average commodity prices in August, September, October and November.

The following table provides a summary of the fair value and notional amount of derivative financial instruments at December 31, 2012. Derivative assets are included with other invested assets and derivative liabilities are included with accounts payable and other liabilities on the consolidated balance sheet.

---------------------------------------------------------------------------------------------------

                                               FAIR         NOTIONAL      FAIR VALUE     FAIR VALUE
                                              VALUE          AMOUNT         ASSETS      LIABILITIES
---------------------------------------------------------------------------------------------------
Derivatives designated as
   hedging instruments
      Futures contracts                    $        93    $    84,681    $       542    $       449
      Cross currency swaps                      (3,313)        27,989          1,296          4,609
      Interest rate swaps                      (24,640)       108,500              -         24,640
---------------------------------------------------------------------------------------------------
Total derivatives designated
   as hedging instruments                      (27,860)       221,170          1,838         29,698
---------------------------------------------------------------------------------------------------
Derivatives not designated
   as hedging instruments
      Futures contracts                         (1,318)       101,259              -          1,318
      Purchased option contracts                40,836        549,190         40,836              -
      Written option contracts                 (20,864)            62              -         20,864
---------------------------------------------------------------------------------------------------
Total derivatives not designated
   as hedging instruments                       18,654        650,511         40,836         22,182
---------------------------------------------------------------------------------------------------
Total derivative financial
   instruments                             $    (9,206)   $   871,681    $    42,674    $    51,880
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

--------------------------------------------------------------------------------

The following table provides a summary of the fair value and notional amount of derivative financial instruments at December 31, 2011.

---------------------------------------------------------------------------------------------------

                                               FAIR         NOTIONAL      FAIR VALUE     FAIR VALUE
                                              VALUE          AMOUNT         ASSETS      LIABILITIES
---------------------------------------------------------------------------------------------------
Derivatives designated as
   hedging instruments
      Futures contracts                    $       984    $    54,259    $     1,035    $        51
      Cross currency swaps                      (1,494)        27,989          1,767          3,261
      Interest rate swaps                      (27,558)       108,500              -         27,558
---------------------------------------------------------------------------------------------------
Total derivatives designated
   as hedging instruments                      (28,068)       190,748          2,802         30,870
---------------------------------------------------------------------------------------------------
Derivatives not designated
   as hedging instruments
      Futures contracts                           (228)       111,927            137            365
      Purchased option contracts                34,491        527,547         34,491              -
      Written option contracts                 (20,255)           336              -         20,255
---------------------------------------------------------------------------------------------------
Total derivatives not designated
   as hedging instruments                       14,008        639,810         34,628         20,620
---------------------------------------------------------------------------------------------------
Total derivative financial
   instruments                             $   (14,060)   $   830,558    $    37,430    $    51,490
===================================================================================================

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

--------------------------------------------------------------------------------

The following table provides the statement of comprehensive income classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding embedded derivatives, and the offset of the hedged item in an effective hedge for the years ended December 31:

-------------------------------------------------------------------------------------------------------------

                                                                     2012           2011           2010
-------------------------------------------------------------------------------------------------------------
Net investment income, reclassified from
   accumulated other comprehensive income

      Interest rate swaps, cash flow hedge                       $        439   $        740   $        1,118
-------------------------------------------------------------------------------------------------------------
Total derivatives reclassified to net investment income                   439            740            1,118
-------------------------------------------------------------------------------------------------------------
Net realized investment gains (losses)

   Currency futures, fair value hedge                                  (1,061)           729             (770)

   Currency futures, ineffectiveness in hedge                             (48)           (34)             (24)

   Currency futures, non-qualifying                                    (3,779)        (3,189)            (604)

   Credit default swap, non-qualifying                                      -             49                4

   Put options, non-qualifying                                         (5,295)        (8,132)               -

   Equity futures, non-qualifying                                     (15,139)          (629)          (3,278)

   Interest rate swaps, fair value hedge                                2,917        (27,547)          (3,977)

   Interest rate swaps, cash flow hedge                                 1,501            954                -

   Equity options, non-qualifying                                      11,267         (3,392)          12,667
-------------------------------------------------------------------------------------------------------------
Total net realized investment gains (losses) on derivatives            (9,637)       (41,191)           4,018
-------------------------------------------------------------------------------------------------------------
Accumulated other comprehensive income (loss)
   Currency futures, net investment hedge                                (370)         1,161            2,903
   Cross currency swaps, cash flow hedge                               (1,819)          (295)          (1,884)
-------------------------------------------------------------------------------------------------------------
Total accumulated other comprehensive
   income (loss) on derivatives                                        (2,189)           866            1,019
-------------------------------------------------------------------------------------------------------------
Total derivative impact                                          $    (11,387)  $    (39,585)  $        6,155
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

--------------------------------------------------------------------------------

The following table presents the components of accumulated other comprehensive income, before income tax, related to cash flow hedges as of December 31:

-------------------------------------------------------------------------------------------------------------

                                                                     2012           2011           2010
-------------------------------------------------------------------------------------------------------------
Unrealized gain on derivatives included in accumulated
   other comprehensive loss as of January 1                      $      9,262   $     10,090   $      10,189
Gains (losses) deferred in accumulated other comprehensive
   income on the effective portion of cash flow hedges                 (2,189)           866           1,019
Amounts reclassified to net investment income and
   net realized investment (losses)                                    (1,940)        (1,694)         (1,118)
-------------------------------------------------------------------------------------------------------------
Unrealized gain on derivatives included in accumulated
  other comprehensive income as of December 31                   $      5,133   $      9,262   $      10,090
-------------------------------------------------------------------------------------------------------------

The Company estimates that $149 will be reclassified in 2013 from accumulated other comprehensive income to net investment income as contractual cash flows on cross currency swaps are settled and from cash flows on interest rate swaps designated as cash flow hedges that were terminated in 2012. The Company is hedging its exposure to the variability in future cash flows for a maximum of seven years on forecasted transactions excluding those transactions related to the payment of variable interest on existing instruments.

The Company is exposed to credit losses in the event of nonperformance by the counterparties to its swap and forward agreements. The Company monitors the credit standing of the counterparties and has entered into cash collateral agreements based on the credit rating of the counterparty. The Company anticipates that the counterparties will be able to fully satisfy their obligations under the contracts given their high credit ratings. The futures contracts are traded on a regulated exchange and, in the opinion of management, have low counterparty risk.

EMBEDDED DERIVATIVES

The Company issues products that contain embedded derivatives including equity-indexed annuities and guarantees contained in variable annuity policies. Such embedded derivatives are required to be separated from their host contracts and accounted for at fair value. The following table presents the fair value of embedded derivatives, which are reported as part of policyholder account balances in the consolidated balance sheets, as of December 31:

--------------------------------------------------------------------------------------------

                                                                     2012           2011
--------------------------------------------------------------------------------------------
Equity-indexed annuities                                         $     76,984   $     61,814
Guarantees on variable annuities                                       23,316         26,468
--------------------------------------------------------------------------------------------
Total embedded derivatives                                       $    100,300   $     88,282
============================================================================================

The increase in fair value related to embedded derivatives was $12,018, $30,509 and $20,283 for the years ended December 31, 2012, 2011 and 2010, respectively, and was recorded within net realized investment losses.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

--------------------------------------------------------------------------------

ASSET RESTRICTIONS

At December 31, 2012 and 2011, $41,193 and $39,357 of securities were held in trust, securing an agreement to provide, under certain circumstances, capital support to an unconsolidated affiliate. See Note 13, Commitments and Contingencies--Capital Support Agreement, for further description of this arrangement.

SECURITIES ON DEPOSIT/ASSETS DESIGNATED

Iowa law requires that assets equal to a life insurer's "legal reserve" must be designated for the Iowa Department of Commerce, Insurance Division. The legal reserve is equal to the net present value of all outstanding policies and contracts involving life contingencies. At December 31, 2012 and 2011, bonds and notes, mortgage loans, policy loans and cash with a carrying value of $8,285,948 and $7,836,450, respectively, were accordingly designated for Iowa. Other regulatory jurisdictions require cash and securities to be deposited for the benefit of policyholders. Pursuant to these requirements, securities with a fair value of $44,171 and $49,556 were on deposit as of December 31, 2012 and 2011, respectively.

SECURITIES LENDING AGREEMENTS

The Company entered into a securities lending agreement in 2011. Unrelated parties borrow debt securities from the Company and must deposit cash or short-term investments as collateral equal to a minimum of 102% of the fair value of the loaned securities. The security custodian monitors the collateral position daily and additional collateral is obtained if the market value of the collateral falls below 102% of the market value of the loaned securities. At December 31, 2012 and 2011, there were no securities on loan. During 2012, the Company did not have any securities on loan. During 2011, the Company had a maximum of $206,940 of securities on loan at any one time. The Company earns income from the cash collateral or receives a fee from the borrower.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

--------------------------------------------------------------------------------

NOTE 4: FAIR VALUE

The Company uses fair value measurements to record fair value of certain assets and liabilities and to estimate fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, such as insurance policy liabilities other than investment-type contracts and investments accounted for using the equity method, are excluded from the fair value disclosure requirements.

VALUATION HIERARCHY

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value of assets and liabilities into three broad levels. The Company has categorized its financial instruments, based on the degree of subjectivity inherent in the valuation technique, as follows:

   o Level 1: Inputs are directly observable and represent quoted prices for identical assets or liabilities in active markets the Company has the ability to access at the measurement date.

   o Level 2: All significant inputs are observable, either directly or indirectly, other than quoted prices included in Level 1, for the asset or liability. This includes: (i) quoted prices for similar instruments in active markets, (ii) quoted prices for identical or similar instruments in markets that are not active, (iii) inputs other than quoted prices that are observable for the instruments and (iv) inputs that are derived principally from or corroborated by observable market data by correlation or other means.

   o Level 3: One or more significant inputs are unobservable and reflect the Company's estimates of the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.

For purposes of determining the fair value of the Company's assets and liabilities, observable inputs are those inputs used by market participants in valuing financial instruments, which are developed based on market data obtained from independent sources. In the absence of sufficient observable inputs, unobservable inputs, reflecting the Company's estimates of the assumptions market participants would use in valuing financial assets and liabilities, are developed based on the best information available in the circumstances. The Company uses prices and inputs that are current as of the measurement date. In some instances, valuation inputs used to measure fair value fall into different levels of the fair value hierarchy. The category level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The hierarchy requires the use of market observable information when available for measuring fair value. The availability of observable inputs varies by investment. In situations where the fair value is based on inputs that are unobservable in the market or on inputs from inactive markets, the determination of fair value requires more judgment and is subject to the risk of variability. The degree of judgment exercised by the Company in determining fair value is typically greatest for investments categorized in Level 3. Transfers in and out of level categorizations are reported as having occurred at the end of the quarter in which the transfer occurred. Therefore, for all transfers into Level 3, all realized gains and losses and all changes in unrealized gains and losses in the fourth quarter are not reflected in the Level 3 rollforward table.

VALUATION PROCESS

The Company is responsible for the determination of fair value and the supporting assumptions and methodologies. The Company gains assurance on the overall reasonableness and consistent application of valuation methodologies and inputs and compliance with accounting standards through the execution of various processes and controls designed to provide assurance that our assets and liabilities are appropriately valued.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

--------------------------------------------------------------------------------

The Company has policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of prices against market activity or indicators of reasonableness, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. The valuation policies and guidelines are reviewed and updated as appropriate.

For fair values received from third parties or internally estimated, the Company's processes are designed to provide assurance that the valuation methodologies and inputs are appropriate and consistently applied, the assumptions are reasonable and consistent with the objective of determining fair value, and the fair values are appropriately recorded. The Company performs procedures to understand and assess the methodologies, process and controls of valuation service providers. In addition, the Company may validate the reasonableness of fair values by comparing information obtained from valuation service providers or brokers to other third party valuation sources for selected securities. When using internal valuation models, these models are developed by the Company's investment group using established methodologies. The models, including key assumptions, are reviewed with various investment sector professionals, accounting, operations, compliance, and risk management professionals. In addition, when fair value estimates involve a high degree of subjectivity, the Company validates them through reviews by members of management who have relevant expertise and who are independent of those charged with executing investment transactions.

TRANSFERS BETWEEN LEVELS

There were no transfers between Level 1 and Level 2 during the years ended December 31, 2012 or 2011. There was one transfer totaling $5,853 into Level 2 from Level 3 and 13 transfers totaling $72,540 into Level 3 from Level 2 during the year ended December 31, 2012. There were two transfers totaling $15,407 into Level 2 from Level 3 and one transfer of $5,000 into Level 3 from Level 2 during the year ended December 31, 2011. The 2012 transfer into Level 2 was a domestic corporate security. The transfers into Level 3 were commercial mortgage securities and one foreign corporate security. The 2011 transfers into Level 2 were related to a commercial mortgage-backed security and one other structured security. For both years, the transfers into Level 2 occurred due to a change from a model using one or more significant inputs that were unobservable to a model using all significant inputs that were observable and the transfers into Level 3 were related to changes in models using all significant inputs that were observable to models using one or more significant inputs that were unobservable.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

--------------------------------------------------------------------------------

FAIR VALUE MEASUREMENT - RECURRING BASIS

The following table summarizes the Company's assets and liabilities that are measured at fair value on a recurring basis as of December 31, 2012.

-----------------------------------------------------------------------------------------------------------

ASSETS, AT FAIR VALUE                       LEVEL 1              LEVEL 2         LEVEL 3           TOTAL
-----------------------------------------------------------------------------------------------------------
Cash equivalents(1)                       $   105,325          $          -    $         -     $    105,325
Debt securities
  U.S. government and agencies                 54,273                 5,100              -           59,373
  States and political subdivisions                 -               761,316              -          761,316
  Foreign government securities                     -                65,471              -           65,471
  Domestic corporate securities                     -             4,486,904         22,294        4,509,198
  Mortgage-backed securities
    Residential mortgage-backed                     -               504,888        169,679          674,567
    Commercial mortgage-backed                      -               487,760         99,375          587,135
  Collateralized debt obligations                   -                14,892         40,504           55,396
  Other structured securities                       -               136,767         10,025          146,792
  Foreign corporate securities                      -             1,649,318          6,107        1,655,425
-----------------------------------------------------------------------------------------------------------
    Total debt securities                      54,273             8,112,416        347,984        8,514,673

Equity securities                                   -                22,549         17,669           40,218
Short-term investments                            988                 1,016              -            2,004
Student loans                                       -                     -         19,751           19,751
Derivative assets                                 542                42,132              -           42,674
Separate account assets                             -             4,345,841              -        4,345,841
-----------------------------------------------------------------------------------------------------------

  Total assets                            $   161,128          $ 12,523,954    $   385,404     $ 13,070,486
===========================================================================================================

-----------------------------------------------------------------------------------------------------------

LIABILITIES, AT FAIR VALUE                  LEVEL 1               LEVEL 2        LEVEL 3           TOTAL
-----------------------------------------------------------------------------------------------------------
Derivative liabilities                    $     1,767          $     50,113    $         -     $     51,880
Derivatives embedded in
  annuity contracts                                 -                     -        100,300          100,300
-----------------------------------------------------------------------------------------------------------

  Total liabilities                       $     1,767          $     50,113    $   100,300     $    152,180
===========================================================================================================

(1) Excludes cash of $333,290 that is not subject to fair value accounting.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

--------------------------------------------------------------------------------

The following table summarizes the Company's assets and liabilities that are measured at fair value on a recurring basis as of December 31, 2011.

-----------------------------------------------------------------------------------------------------------

ASSETS, AT FAIR VALUE                       LEVEL 1              LEVEL 2         LEVEL 3           TOTAL
-----------------------------------------------------------------------------------------------------------
Cash equivalents(1)                       $    42,000          $      1,956    $         -     $     43,956
Debt securities
  U.S. government and agencies                 85,781                26,949              -          112,730
  States and political subdivisions                 -               662,451              -          662,451
  Foreign government securities                     -                37,863              -           37,863
  Domestic corporate securities                     -             4,230,417         62,435        4,292,852
  Mortgage-backed securities
    Residential mortgage-backed                     -               592,337        197,589          789,926
    Commercial mortgage-backed                      -               520,580         21,986          542,566
  Collateralized debt obligations                   -                     -         31,700           31,700
  Other structured securities                       -                69,432              -           69,432
  Foreign corporate securities                      -             1,258,191          4,704        1,262,895
-----------------------------------------------------------------------------------------------------------
    Total debt securities                      85,781             7,398,220        318,414        7,802,415

Equity securities                                 813                   267         21,799           22,879
Short-term investments                          1,021                 6,903              -            7,924
Student loans                                       -                     -         19,989           19,989
Derivative assets                               1,172                36,258              -           37,430
Separate account assets                             -             4,181,210              -        4,181,210
-----------------------------------------------------------------------------------------------------------

  Total assets                            $   130,787          $ 11,624,814    $   360,202     $ 12,115,803
===========================================================================================================
-----------------------------------------------------------------------------------------------------------

LIABILITIES, AT FAIR VALUE                  LEVEL 1               LEVEL 2        LEVEL 3           TOTAL
-----------------------------------------------------------------------------------------------------------
Derivative liabilities                    $       356          $     51,134    $         -     $     51,490
Derivatives embedded in
  annuity contracts                                 -                     -         88,282           88,282
-----------------------------------------------------------------------------------------------------------

  Total liabilities                       $       356          $     51,134    $    88,282     $    139,772
===========================================================================================================

(1) Excludes cash of $196,819 that is not subject to fair value accounting.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

--------------------------------------------------------------------------------

CHANGES IN FAIR VALUE MEASUREMENT

The following table sets forth the fair values of assets and liabilities classified as Level 3 within the fair value hierarchy at December 31, 2012:

------------------------------------------------------------------------------------------------------------------------
                                                    TOTAL REALIZED/UNREALIZED
                                                     GAIN (LOSS) INCLUDED IN:
                                                   ---------------------------
                                                                                     NET         TRANSFER
                                       BALANCE                       OTHER        PURCHASES,       INTO       BALANCE
                                       JANUARY                   COMPREHENSIVE   (SALES) AND     (OUT OF)     DECEMBER
                                       1, 2012     EARNINGS(1)       INCOME      (MATURITIES)     LEVEL 3    31, 2012(2)
------------------------------------------------------------------------------------------------------------------------
Debt securities
  Domestic corporate securities       $ 62,435     $  (12,881)   $       5,620   $   (27,027)    $ (5,853)   $    22,294
  Mortgage-backed securities
    Residential mortgage-backed        197,589         (5,003)          16,670       (39,577)           -        169,679
    Commercial mortgage-backed          21,986         (6,791)          11,355         6,392       66,433         99,375
  Collateralized debt obligations       31,700         (2,017)          13,236        (2,415)           -         40,504
  Other structured securities                -              -                -        10,025            -         10,025
  Foreign corporate securities           4,704           (797)           1,251        (5,158)       6,107          6,107
------------------------------------------------------------------------------------------------------------------------
    Total debt securities              318,414        (27,489)          48,132       (57,760)      66,687        347,984

Equity securities                       21,799           (705)            (139)       (3,286)           -         17,669
Student loans                           19,989           (537)               -           299            -         19,751
------------------------------------------------------------------------------------------------------------------------

  Total assets                        $360,202     $  (28,731)   $      47,993   $   (60,747)    $ 66,687    $   385,404
========================================================================================================================

Derivatives embedded
  in annuity contracts                $ 88,282     $   12,018    $           -   $         -     $      -    $   100,300
------------------------------------------------------------------------------------------------------------------------
  Total liabilities                   $ 88,282     $   12,018    $           -   $         -     $      -    $   100,300
========================================================================================================================

(1) Included in earnings is amortization of premium/discount, impairments, realized gains and losses and lapses associated with embedded derivatives.
(2) There were no significant unrealized gains (losses) for the period included in earnings attributable to the fair value relating to assets and liabilities classified as Level 3 that are still held at December 31, 2012.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

--------------------------------------------------------------------------------

The following table provides the components of the items included in Level 3 net purchases, sales and maturities for 2012.

---------------------------------------------------------------------------------------------------------
                                                                                           NET PURCHASES,
                                                                                            (SALES) AND
                                         PURCHASES         SALES           MATURITIES       (MATURITIES)
---------------------------------------------------------------------------------------------------------
Debt securities
  Domestic corporate securities      $         3,056   $       1,549    $        28,534    $      (27,027)
  Mortgage-backed securities
    Residential mortgage-backed                    -               -             39,577           (39,577)
    Commercial mortgage-backed                12,403               -              6,011             6,392
  Collateralized debt obligations                598           2,166                847            (2,415)
  Other structured securities                 10,025               -                  -            10,025
  Foreign corporate securities                   135               -              5,293            (5,158)
---------------------------------------------------------------------------------------------------------
    Total debt securities                     26,217           3,715             80,262           (57,760)

Equity securities                                  -             640              2,646            (3,286)
Student loans                                      -               -               (299)              299
---------------------------------------------------------------------------------------------------------

  Total assets                       $        26,217   $       4,355    $        82,609    $      (60,747)
=========================================================================================================

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)
--------------------------------------------------------------------------------

The following table sets forth the fair values of assets and liabilities classified as Level 3 within the fair value hierarchy at December 31, 2011:

------------------------------------------------------------------------------------------------------------------------
                                                    TOTAL REALIZED/UNREALIZED
                                                     GAIN (LOSS) INCLUDED IN:
                                                   ---------------------------
                                                                                     NET         TRANSFER
                                       BALANCE                       OTHER        PURCHASES,       INTO       BALANCE
                                       JANUARY                   COMPREHENSIVE   (SALES) AND     (OUT OF)     DECEMBER
                                       1, 2011     EARNINGS(1)       INCOME      (MATURITIES)     LEVEL 3    31, 2011(2)
------------------------------------------------------------------------------------------------------------------------
Debt securities
  Domestic corporate securities       $ 62,194     $   (7,227)   $      (5,192)  $      7,660    $  5,000    $    62,435
  Mortgage-backed securities
    Residential mortgage-backed        258,292        (20,039)          31,062        (71,726)          -        197,589
    Commercial mortgage-backed          41,020        (13,219)          19,788        (15,293)    (10,310)        21,986
  Collateralized debt obligations       39,422         (2,846)          10,969        (15,845)          -         31,700
  Other structured securities            5,097              -                -              -      (5,097)             -
  Foreign corporate securities           4,490              -              (50)           264           -          4,704
------------------------------------------------------------------------------------------------------------------------
    Total debt securities              410,515        (43,331)          56,577        (94,940)    (10,407)       318,414

Equity securities                       20,332         (3,500)           1,952          3,015           -         21,799
Student loans                           18,896          1,485                -           (392)          -         19,989
------------------------------------------------------------------------------------------------------------------------
  Total assets                        $449,743      $ (45,346)   $      58,529   $    (92,317)   $(10,407)   $   360,202
========================================================================================================================

Derivatives embedded
  in annuity contracts                $ 57,773      $  30,509    $           -   $          -    $      -    $    88,282
------------------------------------------------------------------------------------------------------------------------
  Total liabilities                   $ 57,773      $  30,509    $           -   $          -    $      -    $    88,282
========================================================================================================================

(1) Included in earnings is amortization of premium/discount, impairments, realized gains and losses and lapses associated with embedded derivatives.
(2) There were no material unrealized gains (losses) for the period included in earnings attributable to the fair value relating to assets and liabilities classified as Level 3 that are still held at December 31, 2011.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

--------------------------------------------------------------------------------

The following table provides the components of the items included in Level 3 net purchases, sales and maturities for 2011.

---------------------------------------------------------------------------------------------------------
                                                                                           NET PURCHASES,
                                                                                            (SALES) AND
                                        PURCHASES         SALES           MATURITIES       (MATURITIES)
---------------------------------------------------------------------------------------------------------
Debt securities
  Domestic corporate securities      $        8,091    $       431      $            -     $        7,660
  Mortgage-backed securities:
    Residential mortgage-backed                 142         10,149              61,719            (71,726)
    Commercial mortgage-backed                    -         11,966               3,327            (15,293)
  Collateralized debt obligations               944         16,180                 609            (15,845)
  Foreign corporate securities                  264              -                   -                264
---------------------------------------------------------------------------------------------------------
    Total debt securities                     9,441         38,726              65,655            (94,940)

Equity securities                             3,065             50                   -              3,015
Student loans                                     -              -                 392               (392)
---------------------------------------------------------------------------------------------------------

  Total assets                       $       12,506    $    38,776      $       66,047     $      (92,317)
=========================================================================================================

DETERMINATION OF FAIR VALUES

The Company determines the estimated fair value of its investments using primarily the market approach and the income approach. The use of quoted prices and matrix pricing or similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. A summary of valuation techniques for classes of financial assets and liabilities by fair value hierarchy level are as follows:

Level 1 Measurements
--------------------

Cash equivalents: Consists of money market funds; valuation is based on the closing price as of the balance sheet date.

For all other Level 1 measurements, valuation is based on unadjusted quoted prices for identical assets in active markets that the Company can access.

U.S. government and agencies: Consists of U.S. Treasury securities and debentures (non-mortgage-backed securities/asset-backed securities) issued by agencies of the U.S. government.

Equity securities - common and preferred stock, publicly traded: Consists of U.S. and Canadian exchange traded common and preferred stocks.

Short-term investments: Consists of U.S. Treasury securities and short-term domestic securities.

Derivative assets and liabilities: Consists of exchange traded derivatives (primarily futures and options) that are actively traded.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

--------------------------------------------------------------------------------

Level 2 Measurements
--------------------

U.S. government and agencies: Certain U.S. Treasury securities and debentures issued by agencies of the U.S. government are valued based on observable inputs such as the U.S. Treasury yield curve, market indicated spreads and quoted prices for identical assets in markets that are not active and/or similar assets in markets that are active.

States and political subdivisions: Consists of municipal general obligation and revenue bonds for which pricing is determined based on observable inputs such as the U.S. Treasury yield curve, market indicated spreads by security rating and comparable trades in the municipal bond markets.

Foreign government securities: Consists primarily of Canadian and Australian sovereign and provincial debentures. Valued based on observable inputs such as the applicable market yield curve, market indicated spreads by security rating, and quoted prices for identical assets in markets that are not active and/or similar assets in markets that are active.

Domestic corporate securities: Valued based on observable inputs such as the U.S. Treasury yield curve, market indicated spreads by security rating and quoted prices for identical assets in markets that are not active and/or similar assets in markets that are active.

Residential mortgage-backed securities: Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data.

Commercial mortgage-backed securities: Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data.

Collateralized debt obligations and other structured securities: Valued based on observable inputs including quoted prices for identical or similar assets in markets that are not active.

Foreign corporate securities: Valued based on observable inputs such as the applicable, country-specific market yield curve, market indicated spreads by security rating and quoted prices for identical assets in markets that are not active and/or similar assets in markets that are active.

Equity securities - common and preferred stock, publicly traded: Consists of U.S. and Canadian common and preferred stocks; preferred stock valuation is based on observable inputs such as the applicable market yield curve, market indicated spreads by security rating, and quoted prices for identical assets in markets that are not active and/or similar assets in markets that are active.

Short-term investments: Consists of U.S. Treasury securities and short-term debt securities; valuation is based on observable inputs such as the U.S. Treasury yield curve, market indicated spreads by security rating and quoted prices for identical assets in markets that are not active and/or similar assets in markets that are active.

Derivatives: Consists of derivatives such as interest-rate swaps, currency forwards, and other over the counter derivatives. Valuation inputs having a significant effect on fair value include market quoted interest rates, market-implied volatility and other observable inputs regularly used by industry participants in the over-the-counter derivatives markets.

Separate account assets: Consists of mutual funds and unit investment trusts in which the Company could redeem its investment at net asset value per share at the measurement date with the investee.

For the majority of assets classified as Level 2 investments, the Company values the assets using third-party pricing sources corroborated by quoted prices for similar assets in markets that are active and observable market data. A portion of the domestic and corporate securities fair value is determined using matrix pricing.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

--------------------------------------------------------------------------------

Level 3 Measurements
--------------------

Most of the Company's securities classified as Level 3 include less liquid securities such as mortgage-backed securities, certain domestic and foreign corporate securities and other equity securities, collateralized debt obligations, and derivatives embedded in annuity contracts.

The Company's residential and commercial mortgaged-backed securities and collateralized debt obligations fair value measurements are obtained from independent, third-party pricing sources. The Company's domestic and foreign corporate debt securities and equity securities that are classified as Level 3 investments consist mostly of non-public securities primarily acquired in conjunction with investments in limited partnerships. The valuation of these assets is provided by general partners primarily through quarterly financial statements. Due to the lack of transparency in the process used by third parties to develop prices for these investments, the Company does not have access to the significant unobservable inputs used to price these securities. The Company believes however, the types of inputs third parties may use would likely be similar to those used to price securities for which inputs are available to the Company, and therefore may include, but not be limited to, loss severity rates, constant prepayment rates, constant default rates and counterparty credit spreads. Generally, increases in these inputs would cause the fair values of Level 3 investments to decrease. Valuations of these financial instruments are subject to the controls described above in the valuation process section.

The Company values student loans and embedded derivatives using internal models.

Student loans: Valued based on discounted cash flow analyses with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings. In addition, the Company makes assumptions regarding default rate, prepayment rate and credit spreads. Loans with similar characteristics are aggregated for purposes of the calculations. The unobservable inputs are default and prepayment rates. However, these rates have a nominal impact on fair value. Increases in these unobservable inputs, in isolation, will generally have an inverse correlation with the fair value measurement.

The following table presents information about significant unobservable inputs used in Level 3 embedded derivative liabilities measured at fair value developed by internal models as of December 31, 2012:

-------------------------------------------------------------------------------------------------------------
            PREDOMINANT                SIGNIFICANT                          RANGE OF VALUES
          VALUATION METHOD          UNOBSERVABLE INPUT                    UNOBSERVABLE INPUT
-------------------------------------------------------------------------------------------------------------
GUARANTEES ON VARIABLE ANNUITIES

   Stochastic modeling           Lapse rates                  0% to 30%
                                 Company's own credit
                                    and risk margin           199 - 282 basis points add on to discount rate
EQUITY-INDEXED ANNUITIES

   Discounted cash flow          Lapse rates                  2% to 15% with an excess lapse rate at the end
                                                              of the index period of 58%.
                                 Company's own credit
                                    and risk margin           199 - 282 basis points add on to discount rate
-------------------------------------------------------------------------------------------------------------

Derivatives embedded in annuity contracts: The Company offered certain variable annuity products with guaranteed minimum benefit riders. The riders include guaranteed minimum withdrawal benefit ("GMWB") riders and guaranteed minimum accumulation benefit ("GMAB") riders. GMWB and GMAB riders are embedded derivatives, which are measured at fair value separately from the host variable annuity contract. Equity-indexed annuities also contain an embedded derivative, the option on a stock index.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

--------------------------------------------------------------------------------

The fair value of GMWB and GMAB embedded derivatives is estimated using the present value of future benefits minus the present value of future fees using actuarial and capital market assumptions related to the projected cash flows over the expected lives of the contracts. The Company projects cash flows from the derivatives under multiple capital market scenarios using observable risk free rates then includes an adjustment for the Company's own credit and risk margins for non-capital market inputs.

In estimating the fair value of the embedded derivative of the equity-indexed annuity, the Company attributes a present value to the embedded derivative equal to the discounted sum of the excess cash flows of the index related fund value over the minimum guaranteed fund value. The current year portion of the embedded derivative is adjusted for known market conditions. The discount factor at which the embedded derivative is valued contains an adjustment for the Company's own credit and risk margins for unobservable non-capital market inputs.

The Company's own credit adjustment is determined taking into consideration publicly available information relating to the Company's debt as well as its claims paying ability.

These derivatives may be more costly than expected in volatile or declining equity markets. Changes in market conditions include, but are not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates. Changes in fair value may be impacted by changes in the Company's own credit standing. Lastly, changes in actuarial assumptions regarding policyholder behavior and risk margins related to non-capital market inputs may result in significant fluctuations in the fair value of the derivatives that could materially affect net income. See Embedded Derivatives within this Note for the impact to net income.

FAIR VALUE MEASUREMENTS FOR FINANCIAL INSTRUMENTS NOT REPORTED AT FAIR VALUE

Accounting standards require disclosure of fair value information about certain on- and off-balance sheet financial instruments which are not recorded at fair value on a recurring basis for which it is practicable to estimate that value.

The following methods and assumptions were used by the Company in estimating the fair value disclosures for significant financial instruments:

Mortgage loans: The fair values for mortgage loans are estimated using discounted cash flow analyses with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair values for mortgages in default are reported at the estimated fair value of the underlying collateral.

Policy loans: The Company believes it is not practicable to determine the fair value of its policy loans since there is no stated maturity and policy loans are often repaid by reductions to policy benefits.

Notes receivable: The fair values for notes receivable are estimated using discounted cash flow analyses with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings.

Cash and Accrued investment income: The carrying amounts for these instruments approximate their fair values due to their short term nature.

Investment-type contracts: Investment-type contracts include group and individual annuity contracts and deposit-type contracts in the general account. In most cases, the fair values are determined by discounting expected liability cash flows and required profit margins using the year-end swap curve plus a spread equivalent to a cost of funds for insurance companies.

Notes payable: The fair value for notes payable is estimated using discounted cash flow analyses with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

--------------------------------------------------------------------------------

Separate account liabilities: Separate account liabilities represent the account value owed to the contract holder which is equal to the segregated assets carried at fair value.

The carrying amounts and estimated fair values of the Company's financial instruments which are not measured at fair value on a recurring basis, at December 31 are as follows:

---------------------------------------------------------------------------------------------------------------

                                                 2012                                    2011
                                   ----------------------------------------------------------------------------
                                     CARRYING            ESTIMATED           CARRYING             ESTIMATED
                                      AMOUNT             FAIR VALUE           AMOUNT              FAIR VALUE
---------------------------------------------------------------------------------------------------------------
Financial instruments
  recorded as assets
    Mortgage loans                 $  1,160,648      $       1,273,226     $     967,274      $       1,077,754
    Policy loans                        104,667         Not applicable           104,315         Not applicable
    Notes receivable                      3,455                  3,455             8,205                  8,205
    Cash                                333,290                333,290           219,478                219,478
    Accrued investment
      income                            104,318                104,318            98,299                 98,299

Financial instruments
  recorded as liabilities
    Investment-type contracts         5,010,243              5,045,422         4,916,652              4,780,451
    Notes and interest payable          264,100                277,482           134,183                137,805
    Separate account liabilities      4,345,841              4,345,841         4,181,210              4,181,210
===============================================================================================================

FAIR VALUE OPTION AND STUDENT LOANS

The Company elected the fair value option with respect to all student loans to better reflect their economics.

The fair value and the aggregate unpaid principal balance of the Company's student loans for which the fair value option has been elected at December 31, 2012 and 2011 are as follows:

-------------------------------------------------------------------------------------------------

                                                                             2012         2011
-------------------------------------------------------------------------------------------------
Loans at fair value and accrued interest outstanding(1)                   $    21,152  $   22,023
Aggregate contractual principal and accrued interest outstanding               22,478      22,812
-------------------------------------------------------------------------------------------------

   Fair value adjustment                                                  $    (1,326) $     (789)
=================================================================================================

(1) Fair value includes interest of $1,401 and $2,034, as of December 31, 2012 and 2011, respectively, included in Accrued investment income on the consolidated balance sheets.

The change in the fair value of the loans is included in net realized investment losses in the accompanying consolidated statement of comprehensive income. Interest income is recorded on an accrual basis and is

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

--------------------------------------------------------------------------------

included in net investment income. The Company had $12,815 and $7,650 of loans at December 31, 2012 and 2011, respectively that were in repayment status with less than $500 of loans greater than 90 days past due in both years.

NOTE 5: INCOME TAX

The Company is included in the consolidated life-nonlife federal income tax return of CUNA Mutual Holding Company ("CMHC"), the Company's ultimate parent, and certain of its domestic subsidiaries. The Company has entered into a tax sharing agreement with its subsidiaries. The agreement provides for the allocation of tax expense based on each subsidiary's contribution to the consolidated federal income tax liability. Pursuant to the agreement, subsidiaries that have incurred losses are reimbursed regardless of the utilization of the loss in the current year.

INCOME TAX EXPENSE ON CONTINUING OPERATIONS

Income tax expense attributable to income from continuing operations for the years ended December 31 is as follows:

----------------------------------------------------------------------------

                                        2012           2011          2010
----------------------------------------------------------------------------
Current tax expense (benefit)        $  (14,403)    $  (22,144)    $   7,066
Deferred tax expense                     50,167         49,386        23,720
----------------------------------------------------------------------------

Total income tax expense             $   35,764     $   27,242     $  30,786
============================================================================

RECONCILIATION TO U.S. TAX RATE

Income tax expense differs from the amount computed by applying the U.S. federal corporate income tax rate of 35% to income from continuing operations before income taxes and equity (loss) of unconsolidated affiliates due to the items listed in the following reconciliation:

--------------------------------------------------------------------------------------------------

                                                            2012            2011            2010
--------------------------------------------------------------------------------------------------
Tax expense computed at federal corporate tax rate      $    66,076     $   40,715       $  41,664
Tax-exempt investment income                                 (4,267)        (4,452)         (4,842)
Income tax related to prior years                           (23,751)       (10,216)         (7,333)
Dividends-received deduction                                 (2,938)        (3,065)         (3,210)
Meals and entertainment                                       1,088            931             959
Foreign operations                                             (215)           185             (76)
Other, net                                                     (229)         3,144           3,624
--------------------------------------------------------------------------------------------------

Total income tax expense on continuing operations       $    35,764     $   27,242       $  30,786
==================================================================================================

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

--------------------------------------------------------------------------------

DEFERRED INCOME TAXES

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial statement purposes and the amounts for income tax purposes. Significant components of the Company's deferred tax assets and liabilities at December 31, 2012 and 2011 are as follows:

---------------------------------------------------------------------------------------

                                                                 2012            2011
---------------------------------------------------------------------------------------
Deferred tax assets
   Policy liabilities and reserves                            $  149,066     $  152,724
   Pension and other employee benefits                            99,469         91,847
   Investments                                                    11,875         36,957
   Unearned revenue                                               25,836         28,203
   Loss reserve discounting                                       16,330         16,380
   Accrued expenses                                               32,784         31,513
   Dividends payable to policyholders                              7,397         12,884
   Foreign currency translation                                   12,005         14,788
   Loss carryforwards                                              8,356          6,587
   Other                                                           2,422         12,105
---------------------------------------------------------------------------------------

Gross deferred tax assets                                        365,540        403,988
---------------------------------------------------------------------------------------

Deferred tax liabilities
   Unrealized investment gains                                   270,553        143,649
   Deferred policy acquisition costs                              94,386        100,581
   Deferred and uncollected premium                               11,616         12,189
   Fixed assets and real estate                                   15,706         12,805
   Intangible assets                                              25,373         25,991
   Undistributed net income of unconsolidated affiliates          13,809         21,819
   Other                                                           9,530          8,122
---------------------------------------------------------------------------------------

Gross deferred tax liabilities                                   440,973        325,156
---------------------------------------------------------------------------------------

Net deferred tax asset (liability)                            $  (75,433)    $   78,832
---------------------------------------------------------------------------------------

VALUATION ALLOWANCE

The Company considered the need for a valuation allowance with respect to its gross deferred tax assets as of December 31, 2012 and 2011, and based on that evaluation, the Company did not record a valuation allowance at December 31, 2012 or 2011.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

--------------------------------------------------------------------------------

OTHER TAX ITEMS

The Company had no capital loss carryforwards or related tax benefits as of December 31, 2012 and 2011. As of December 31, 2012 and 2011, the Company had federal operating loss carryforwards of approximately $21,700 and $15,300, respectively; the related tax benefits are approximately $7,600 and $5,300. These carryforwards expire in the year 2032. As of December 31, 2012 and 2011, the Company had state operating loss carryforwards of approximately $18,100 and $26,100, respectively; the related tax benefits are approximately $700 and $1,200, respectively. These carryforwards expire in various years through 2032.

The Company does not provide U.S. deferred taxes on undistributed earnings of certain non-U.S. affiliates and associated companies since the earnings are intended to be reinvested indefinitely. As disclosed in Note 14, the Company sold its Australian business operations in 2011. In connection with this sale the Company recorded deferred tax liabilities of approximately $2,000 at December 31, 2011 related to the undistributed earnings in its Australian subsidiaries, most of which related to earnings of prior years. In 2012, the Company created an international holding company structure for its foreign operations to provide a centralized structure allowing for efficient management of international operations. The Company no longer intends to repatriate these earnings to fund U.S. operations. As a result, the Company has not recorded any deferred tax liabilities at December 31, 2012 associated with these international investments.

UNRECOGNIZED TAX BENEFITS

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

---------------------------------------------------------------------------------------------

                                                                         2012          2011
---------------------------------------------------------------------------------------------
Balance at January(1)                                                 $  42,534     $  43,513
   Additions based on tax positions related to the current year           6,009         2,247
   Additions for prior years' tax positions                                 710         2,569
   Reductions for prior years' tax positions                            (22,291)       (1,657)
   Reductions for settlements                                            (7,430)            -
   Reductions for expiration of statutes                                    (24)       (4,138)
---------------------------------------------------------------------------------------------

Balance at December 31                                                $  19,508     $  42,534
---------------------------------------------------------------------------------------------

Included in the balance of unrecognized tax benefits at December 31, 2012 and 2011 are $5,360 and $29,417, respectively, of unrecognized tax benefits that, if recognized would affect the effective income tax rate in future periods. Management does not anticipate a material change to the Company's uncertain tax position during 2013.

The Company recognizes interest accrued related to unrecognized tax benefits as part of the income tax provision. During the years ended December 31, 2012 and 2011, the Company recognized reductions of approximately $15,654 and $5,918 in interest and penalties, respectively. The Company had accrued $2,391 and $18,045 for the payment of interest and penalties at December 31, 2012 and 2011, respectively. These were recorded within income tax expense in the consolidated statements of comprehensive income.

CMFG Life is included in consolidated income tax returns filed by CMHC. For the major jurisdictions where it operates, the Company is generally no longer subject to income tax examinations by tax authorities for years ended before December 31, 2008 for CMFG Life and subsidiaries and CUNA Mutual Life Insurance Company ("CMLIC") and subsidiaries. However, the statutes remain open for years ended after December 31, 2004 for CMFG Life and subsidiaries and December 31, 2000 for CMLIC and subsidiaries. The Internal Revenue Service statute of limitations for all years prior to 2008 is expected to close in early 2013. In 2012, the Company received

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

--------------------------------------------------------------------------------

approval from the Joint Committee of Taxation related to its federal income tax examinations for tax years 2005-2007 for CMFG Life and subsidiaries and tax years 1999-2007 for CMLIC. CMFG Life and CMLIC merged on December 31, 2007 with the surviving entity being CMFG Life. For tax purposes the merger was effective January 1, 2008.

NOTE 6: REINSURANCE

The Company enters into reinsurance agreements to reduce overall risk, including exposure to large losses and catastrophic events. The Company retains the risk of loss in the event that a reinsurer is unable to meet the obligations assumed under the reinsurance agreements. The Company also assumes insurance risk that was directly written by other insurance entities.

The effects of reinsurance on premiums and on claims, benefits, and losses incurred for the years ended December 31 are as follows:

--------------------------------------------------------------------------------------------------------------

                                       2012                         2011                       2010
--------------------------------------------------------------------------------------------------------------
                                LIFE &      PROPERTY &       LIFE &      PROPERTY &      LIFE &     PROPERTY &
                                HEALTH       CASUALTY        HEALTH       CASUALTY       HEALTH      CASUALTY
                              INSURANCE     INSURANCE      INSURANCE     INSURANCE     INSURANCE    INSURANCE
--------------------------------------------------------------------------------------------------------------
Premiums
   Direct - written          $ 1,301,486   $ 1,032,554    $ 1,228,848   $ 1,127,354   $ 1,241,574   $  841,007
   Direct - unearned               1,642       (15,600)        (1,795)       (8,758)       (3,449)       8,397
--------------------------------------------------------------------------------------------------------------
   Direct - earned             1,303,128     1,016,954      1,227,053     1,118,596     1,238,125      849,404

   Assumed - written               1,512       286,052          1,475       231,200         3,023      208,020
   Assumed - unearned                (81)      (28,871)             -       (14,214)            -       (3,980)
--------------------------------------------------------------------------------------------------------------
   Assumed - earned                1,431       257,181          1,475       216,986         3,023      204,040

   Ceded - written               (12,584)     (378,285)       (12,595)     (442,084)      (14,065)    (278,642)
   Ceded - unearned                   36         2,658              2        11,521            73       10,005
--------------------------------------------------------------------------------------------------------------
   Ceded - earned                (12,548)     (375,627)       (12,593)     (430,563)      (13,992)    (268,637)
--------------------------------------------------------------------------------------------------------------

Premiums, net                $ 1,292,011   $   898,508    $ 1,215,935   $   905,019   $ 1,227,156   $  784,807
--------------------------------------------------------------------------------------------------------------

Claims, benefits and losses incurred
   Direct                    $   882,676   $ 1,024,874    $   831,323   $ 1,401,073   $   811,405   $  635,952
   Assumed                           871       171,457            878       146,060         1,437      127,264
   Ceded                         (15,133)     (485,484)       (29,338)     (817,012)      (12,584)    (183,583)
--------------------------------------------------------------------------------------------------------------

Claims, benefits
   and losses, net           $   868,414   $   710,847    $   802,863   $   730,121   $   800,258   $  579,633
--------------------------------------------------------------------------------------------------------------

The balance of reinsurance recoverables at December 31, 2012 and 2011 was $571,481 and $628,109, respectively. These balances are subject to uncertainties similar to the estimates of the gross reserves for claims and policy benefits and loss and loss adjustment expenses. The collection of the balances is also subject to risks.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

--------------------------------------------------------------------------------

The Company evaluates the risks of collection of these balances in determining the need to establish an allowance for uncollectible reinsurance. In making this determination, the Company considers, among other factors, the credit rating of the reinsurers, its past collection experience, the aging of balances, and any known credit concerns or disputes over contract interpretations. The aggregate recoverable balance of the three largest reinsurers was $454,599 or 79% and $518,374 or 83% at December 31, 2012 and 2011, respectively. No other reinsurer accounts for more than 10% of the balance at December 31, 2012. At December 31, 2012 and 2011 included among the balances from these three reinsurers is $280,455 and $320,080, respectively, due from the Federal Crop Insurance Corporation ("FCIC") under a crop reinsurance contract with the FCIC, an entity of the Department of Agriculture of the U.S. government. Based on the Company's evaluation, a nominal allowance for uncollectible reinsurance balances was established at December 31, 2012 and 2011.

The Company has entered into modified coinsurance agreements, under the terms of which the risk of loss is not sufficiently transferred to the reinsurers. Accordingly, the agreements are accounted for using the deposit method of accounting. As part of the agreements, the Company is required to manage certain assets according to guidelines contained in the agreements. These assets provide the basis for investment income to be earned and paid to the reinsurers. The pool of assets was $522,887 and $499,805 as of December 31, 2012 and 2011, respectively, and is approximately equal to the amount of reserves covered by the agreements. These assets are included in cash and investments in the consolidated balance sheets.

NOTE 7: DEFERRED POLICY ACQUISITION COSTS

A summary of the deferred policy acquisition costs ("DAC") deferred and amortized as of and for the year ended December 31, 2012 and 2011 is shown in the following table:

---------------------------------------------------------------------------------------------------------

                                                          2012                          2011
---------------------------------------------------------------------------------------------------------
                                                 Life and     Property and     Life and      Property and
                                                  Health        Casualty        Health         Casualty
                                                Insurance       Insurance      Insurance       Insurance
---------------------------------------------------------------------------------------------------------
Balance at beginning of year                  $     367,710   $     32,067   $     406,873   $     26,162
  Policy acquisition costs deferred                 221,679         59,544         223,837        125,309
  Policy acquisition costs amortized
    and adjustments for changes in
    life and health gross profit assumptions       (228,029)       (62,604)       (235,792)      (119,404)
  DAC effect of change in net unrealized
    gains on securities available for sale           (7,163)             -         (27,208)             -
---------------------------------------------------------------------------------------------------------

Balance at end of year                        $     354,197   $     29,007   $     367,710   $     32,067
---------------------------------------------------------------------------------------------------------

DEFERRED SALES INDUCEMENTS

The amount of sales inducements deferred is $4,685 and $5,398 at December 31, 2012, and 2011, respectively. The amount of amortization of sales inducements deferred is $779, $1,275 and $875 in 2012, 2011, and 2010, respectively.
Deferred sales inducements are included within other assets and receivables in the consolidated balance sheets.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

--------------------------------------------------------------------------------

NOTE 8: LIABILITY FOR CLAIM RESERVES

The following table presents activity relating to unpaid claim and claim adjustment expense reserves for property and casualty and certain accident and health insurance policies:

----------------------------------------------------------------------------------------------------------

                                                       2012                              2011
----------------------------------------------------------------------------------------------------------
                                          ACCIDENT AND     PROPERTY AND      ACCIDENT AND    PROPERTY AND
                                             HEALTH         CASUALTY            HEALTH          CASUALTY
                                           INSURANCE        INSURANCE         INSURANCE        INSURANCE
----------------------------------------------------------------------------------------------------------
Balance as of January(1)                 $     408,702    $      770,560    $     404,965    $     496,259
  Less experience refunds liability             40,772            14,207           29,316           10,694
  Less reinsurance recoverables                  6,666           319,953            6,159           64,604
----------------------------------------------------------------------------------------------------------
Net balance as of January(1)                   361,264           436,400          369,490          420,961
----------------------------------------------------------------------------------------------------------
Incurred, net of reinsurance
   recoverable, related to
      Current year                             229,165           742,314          223,736          740,041
      Prior years                                2,450           (31,467)            (494)          (9,920)
----------------------------------------------------------------------------------------------------------
Total incurred                                 231,615           710,847          223,242          730,121
----------------------------------------------------------------------------------------------------------
Paid, net of reinsurance
   recoverable related to
      Current year                              74,875           588,324           77,813          581,153
      Prior years                              150,159           150,394          153,655          133,529
----------------------------------------------------------------------------------------------------------
 Total paid                                    225,034           738,718          231,468          714,682
----------------------------------------------------------------------------------------------------------
Net balance at December 31                     367,845           408,529          361,264          436,400
  Plus experience refunds liability             39,663            15,814           40,772           14,207
  Plus reinsurance recoverables                  7,348           288,082            6,666          319,953
----------------------------------------------------------------------------------------------------------

Balance at December 31                   $     414,856    $      712,425    $     408,702    $     770,560
==========================================================================================================

For accident and health products the liability for claim reserves from prior years increased by $2,450 in 2012 and decreased by $494 in 2011. For property and casualty products, the decrease was $31,467 and $9,920 in 2012 and 2011, respectively.

For accident and health products there was minimal change in 2012 and 2011. For property and casualty products, the 2012 and 2011 decreases in prior years incurred losses primarily relates to favorable development on the December 31, 2011 and 2010 crop reserves, respectively.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

--------------------------------------------------------------------------------

NOTE 9: BENEFIT PLANS

The Company has noncontributory defined benefit pension plans that cover most full time employees. Certain employees and directors are also eligible for non-qualified defined benefit plans. Retirement benefits are provided using either a traditional or cash balance formula. The traditional formula provides benefits based on compensation and years of service. The cash balance formula utilizes notional accounts which credit participants with benefits equal to a percentage of eligible pay as well as earnings credits for each account balance. The cash balance formula applies to employees hired after December 31, 2001 for employees not covered under a collective bargaining agreement and September 1, 2005 for employees covered under a collective bargaining agreement. Benefits vest according to plan schedules. The Company's policy is to fund pension costs as required to meet the minimum funding requirements under the Employee Retirement Income Security Act of 1974. The Company is part of a mutual fund alliance and at December 31, 2012 and 2011, $39,977 and $69,125, respectively, of the benefit plan assets shown in the table below are invested in the Ultra Series Fund, a family of mutual funds which is managed by this alliance. See
Note 2, Mutual Fund Alliance, for further discussion.

The Company's Board adopted an amendment to freeze the traditional formula portion of the pension plan for non-represented employees, effective August 1, 2009. Employees retain the benefits they have accrued under the grandfathered plans as of the date of the freeze; however, no additional benefits will be accrued under the traditional formula. The Company continues to accrue future benefits for these employees under the cash balance formula. The Company has postretirement benefit plans which provide certain medical and life insurance benefits to eligible participants and dependents. The cost of postretirement benefits is recognized over the period the employees perform services to earn the benefits.

The measurement date for all benefit plans is December 31.

Amounts recognized in accumulated other comprehensive income related to pension and other postretirement benefit plans as of December 31, 2012 and 2011 are as follows:

----------------------------------------------------------------------------------------------------------

                                                     PENSION BENEFITS        OTHER POSTRETIREMENT BENEFITS
                                                ----------------------------------------------------------
                                                    2012          2011           2012           2011
----------------------------------------------------------------------------------------------------------
Net prior service (benefit)                     $  (14,312)   $   (16,254)   $       (564)    $       (857)
Net actuarial (gain) loss                          252,192        233,069          (2,961)          (4,584)
----------------------------------------------------------------------------------------------------------
Total recognized in accumulated
  other comprehensive income, before tax           237,880        216,815          (3,525)          (5,441)
Tax expense (benefit)                              (82,474)       (75,101)          1,234            1,904
----------------------------------------------------------------------------------------------------------

Total recognized in accumulated
  other comprehensive income, net of tax        $  155,406    $   141,714    $     (2,291)    $     (3,537)
----------------------------------------------------------------------------------------------------------

The estimated net actuarial (gain) loss and prior service (benefit) that will be amortized from accumulated other comprehensive income into net periodic benefit cost during 2013 for the pension plans are $18,861 and ($1,907), respectively. Other postretirement benefit plans have no actuarial (gain) loss to be amortized and ($148) of prior service (benefit) to be amortized in 2013.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

--------------------------------------------------------------------------------

The following table summarizes information about the plans at December 31:

------------------------------------------------------------------------------------------------------

                                                PENSION BENEFITS         OTHER POSTRETIREMENT BENEFITS
                                          ------------------------------------------------------------
                                               2012           2011           2012              2011
------------------------------------------------------------------------------------------------------
Fair value of plan assets                 $   649,258     $  582,810     $      8,467      $     8,207
Benefit obligation                           (817,124)      (740,280)         (64,977)         (60,418)
------------------------------------------------------------------------------------------------------

Net liability recognized in the
   consolidated balance sheet             $  (167,866)    $ (157,470)    $    (56,510)     $   (52,211)
======================================================================================================

The following table provides information for the plans for the years ended December 31:

-----------------------------------------------------------------------------------------------------------

                                            PENSION BENEFITS                OTHER POSTRETIREMENT BENEFITS
                                  -------------------------------------------------------------------------
                                      2012        2011         2010         2012        2011         2010
-----------------------------------------------------------------------------------------------------------
Employer contributions            $   32,903   $   62,423   $   19,363    $    998   $   1,085    $   1,319
Benefit payments                      34,297       33,985       36,624         998       1,085        1,319
Net periodic benefit cost             22,802       25,170       23,429       3,383       2,589        1,123
===========================================================================================================

The Company's accumulated benefit obligation for pension plans was $764,787 and $690,507 at December 31, 2012 and 2011, respectively.

ACTUARIAL ASSUMPTIONS

The Company's actuarial assumptions used to develop pension and other postretirement benefit obligations for the years ended December 31 were as follows:

--------------------------------------------------------------------------------------------------------

                                          PENSION BENEFITS                 OTHER POSTRETIREMENT BENEFITS
                                     -------------------------------------------------------------------
                                        2012            2011                  2012              2011
--------------------------------------------------------------------------------------------------------
Discount rate                                4.3%            5.1%                 4.4%               5.0%
Assumed rate of annual
  compensation increase                      4.4             4.1                  4.8                4.2
========================================================================================================

The assumed health care cost trend rate used in measuring the accumulated postretirement benefit obligation is 8.1% reducing to 4.6% by 2083.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

--------------------------------------------------------------------------------

The Company's actuarial assumptions used to develop pension and other postretirement benefit expenses for the years ended December 31 were as follows:

------------------------------------------------------------------------------------------------------------

                                            PENSION BENEFITS                OTHER POSTRETIREMENT BENEFITS
                               -----------------------------------------------------------------------------
                                  2012           2011        2010           2012        2011         2010
------------------------------------------------------------------------------------------------------------
Discount rate                         5.1%           5.5%        6.0%          5.0%         5.6%         6.1%
Assumed rate of annual
  compensation increase               4.4            4.1         4.1           4.8          4.2          4.2
Expected long-term
  rate of return on plan assets       7.2            7.2         7.1           7.2          7.2          7.1
============================================================================================================

In determining the discount rate for the year ended December 31, 2012 and 2011, the Company used a hypothetical bond portfolio of actual AA-rated securities matching the expected monthly benefits in the plans as the source for the discount rate. In determining the discount rate for the year ended December 31, 2010 the Company used the Citibank Above Median Pension Curve, which is represented by a series of annualized individual discount rates from six months to thirty years. The curve is constructed from the above median option adjusted spreads of AA-rated corporate bonds. In determining the expected long-term rate of return on plan assets, the Company used the current investment allocation applied to a long-term historical indexed rate of return for these asset classes.

MEDICARE PART D SUBSIDY

The Medicare Prescription Drug, Improvement and Modernization Act of 2003 introduced a prescription drug benefit under Medicare Part D as well as a federal subsidy to sponsors of retiree health care benefit plans that provide a benefit that is at least actuarially equivalent to Medicare Part D. The effects of the subsidy are reflected in the measurement of the net periodic other postretirement benefit costs. The effect of the subsidy for 2012 was a reduction of the other postretirement benefit cost of $206 including $185 related to service cost, $260 related to interest cost and $240 related to recognized net actuarial loss. Comparable figures for 2011 were a reduction of the other postretirement benefit cost of $285 including $189 related to service cost, $291 related to interest cost and ($195) related to recognized net actuarial (gain) loss. The subsidy reduced the 2012 accumulated benefit obligation for other postretirement benefits by $5,447 compared to $5,083 in 2011. Subsidies received in 2012 and 2011 amounted to $42 and $44, respectively.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

--------------------------------------------------------------------------------

ESTIMATED FUTURE BENEFIT PAYMENTS

Estimated future benefit payments for the years ended December 31 are as follows:

----------------------------------------------------------------------------------

                                                                      OTHER
                                                                  POSTRETIREMENT
                                                                     BENEFITS
                                               PENSION              INCLUDING
                                               BENEFITS              SUBSIDY
----------------------------------------------------------------------------------
Estimated future benefit payments
    2013                                  $           41,278    $            1,680
    2014                                              42,105                 2,025
    2015                                              42,687                 2,371
    2016                                              43,955                 2,747
    2017                                              45,551                 3,096
    2018-2022                                        249,186                18,878
----------------------------------------------------------------------------------

We anticipate making a minimum contribution to the pension plans of approximately $30,000 in 2013 with future amounts to be determined based on future asset performance and liabilities. For other postretirement benefits, the employer contribution will be equivalent to the estimated 2013 benefits.

PENSION PLAN ASSETS

The Company's overall investment strategy is to achieve a mix of approximately 80 percent debt related exposure and 20 percent equity exposure. Equity securities primarily include investments in domestic large-cap and mid-cap mutual funds. Debt related securities primarily include investment grade corporate bond mutual funds. The Company limits its concentrations of risk by diversifying its plan assets through investment in funds rather than individual holdings. The Company maintains a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards, and review procedures to mitigate risk.

Overall investment strategy is intended to match market asset movements with discount rate related liability changes as closely as possible. This strategy is intended to limit the range of contributions needed by the Company to maintain the plan at minimum funding levels.

The Company invests the pension plans' assets with the goal of meeting short and long term obligations, employing optimization techniques to achieve the highest expected return under a target level of portfolio risk. The portfolio risk target is based on the pension plans' funded status, payout features, and participants' characteristics. This methodology takes into account asset class correlations to assure appropriate portfolio diversification. Asset class allocations are allowed to approximate target with a small tolerance to changes in overall portfolio risk.

The expected rates of return and variance for each asset class are derived using statistical techniques based on long-term historical data. Returns and correlations are adjusted slightly to reflect trends and portfolio manager expectations.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

--------------------------------------------------------------------------------

The Company's pension plan asset allocation at December 31, by asset category, as a percentage of plan assets, and the target allocation, is shown below:

---------------------------------------------------------------------------------------------

                                                                                 2012 TARGET
                                                2012             2011             ALLOCATION
---------------------------------------------------------------------------------------------
Asset category
  Mutual funds with debt securities                  75.8%            76.8%              80.0%
    Mutual funds with equity securities              17.6             14.3               20.0
    Cash equivalents and other                        6.6              8.9                  -
---------------------------------------------------------------------------------------------

      Total                                         100.0%           100.0%             100.0%
---------------------------------------------------------------------------------------------

The fair value of the Company's pension plan assets by asset category at December 31, 2012 are presented in the following table.

-----------------------------------------------------------------------------------------------------------------

                                              LEVEL 1              LEVEL 2           LEVEL 3             TOTAL
-----------------------------------------------------------------------------------------------------------------
Cash equivalents                          $        15,246      $             -    $           -      $     15,246
Mutual funds with debt securities                 482,723                9,617                -           492,340
Mutual funds with equity securities                92,140               21,902                -           114,042
Limited partnerships and other assets                   -                    -           27,630            27,630
-----------------------------------------------------------------------------------------------------------------

   Total plan assets                      $       590,109      $        31,519    $      27,630      $    649,258
=================================================================================================================

The fair value of the Company's pension plan assets by asset category at December 31, 2011 are presented in the following table.

-----------------------------------------------------------------------------------------------------------------

                                              LEVEL 1              LEVEL 2           LEVEL 3             TOTAL
-----------------------------------------------------------------------------------------------------------------
Cash equivalents                          $        47,989      $             -    $           -      $     47,989
Mutual funds with debt securities                 415,042               32,432                -           447,474
Mutual funds with equity securities                54,643               28,499                -            83,142
Limited partnerships and other assets                   -                    -           20,217            20,217
-----------------------------------------------------------------------------------------------------------------

   Total plan assets(1)                   $       517,674      $        60,931    $      20,217      $    598,822
=================================================================================================================

(1) Total plan assets do not include payables related to the settlement of pending trades of $16,012 as of December 31, 2011.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

--------------------------------------------------------------------------------

A summary of valuation techniques for classes of pension plan assets by fair value hierarchy level are as follows:

Level 1 Measurements
--------------------

Cash equivalents: Consists of money market funds; valuation is based on the closing price as of the balance sheet date.

Mutual funds with debt securities: Consists of actively traded mutual funds that have daily quoted net asset values at which the Company could transact.

Mutual funds with equity securities: Consists of actively traded mutual funds based on daily quoted net asset values for identical assets in active markets that the Company can access.

Level 2 Measurements
--------------------

Mutual funds with debt securities: Consists of mutual funds where the valuation is based on observable inputs such as quoted net asset values for identical assets in markets that are not active and/or similar assets in markets that are active.

Mutual funds with equity securities: Consists of mutual funds where the valuation is based on observable inputs such as quoted net asset values for identical assets in markets that are not active and/or similar assets in markets that are active.

Level 3 Measurements
--------------------

Limited partnerships and other assets: Valuation of limited partnerships is based on the fair value of the partnership as determined by the general partner based on the underlying holdings.

The following table sets forth the fair values of assets classified as Level 3 within the fair value hierarchy at December 31, 2012:

-------------------------------------------------------------------------------------------------------

                                            RETURN ON      RETURN ON           NET          BALANCE
                            BALANCE        PLAN ASSETS-   PLAN ASSETS-      PURCHASES     DECEMBER 31,
                        JANUARY 1, 2012       HELD            SOLD         AND (SALES)        2012
-------------------------------------------------------------------------------------------------------
Limited partnerships
   and other assets     $        20,217   $       3,073   $         247   $      4,093   $       27,630
-------------------------------------------------------------------------------------------------------

   Total assets         $        20,217   $       3,073   $         247   $      4,093   $       27,630
=======================================================================================================

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

--------------------------------------------------------------------------------

The following table provides the components of the items included in net purchases, sales and maturities for 2012.

-------------------------------------------------------------------------------------

                                                                        NET PURCHASES
                                            PURCHASES        SALES       AND (SALES)
-------------------------------------------------------------------------------------
Limited partnerships and other assets      $     7,510    $     3,417   $       4,093
-------------------------------------------------------------------------------------

   Total assets                            $     7,510    $     3,417   $       4,093
=====================================================================================

The following table sets forth the fair values of assets classified as Level 3 within the fair value hierarchy at December 31, 2011:

---------------------------------------------------------------------------------------------------------

                            BALANCE        RETURN ON      RETURN ON             NET            BALANCE
                           JANUARY 1,     PLAN ASSETS-   PLAN ASSETS-         PURCHASES      DECEMBER 31,
                             2011             HELD           SOLD            AND (SALES)         2011
---------------------------------------------------------------------------------------------------------
Limited partnerships
   and other assets       $      11,588   $      1,836   $         222     $         6,571   $     20,217
---------------------------------------------------------------------------------------------------------

   Total assets           $      11,588   $      1,836   $         222     $         6,571   $     20,217
=========================================================================================================

The following table provides the components of the items in net purchases, sales and maturities for 2011.

-----------------------------------------------------------------------------------------------

                                                                                  NET PURCHASES
                                              PURCHASES             SALES          AND (SALES)
-----------------------------------------------------------------------------------------------
Limited partnerships and other assets         $     7,997       $     1,426       $       6,571
-----------------------------------------------------------------------------------------------

   Total assets                               $     7,997       $     1,426       $       6,571
-----------------------------------------------------------------------------------------------

OTHER POST EMPLOYMENT BENEFITS

The Company has a plan to provide severance pay and continuation of certain life and health benefits to qualifying inactive or former employees during the severance period. The Company also provides certain life and health benefits to employees in disability status. The liability for these other post employment benefits was $9,206 and $9,210 at December 31, 2012 and 2011, respectively.

DEFINED CONTRIBUTION PLANS

The Company sponsors thrift and savings plans, which covers substantially all regular full-time employees and agents who meet certain eligibility requirements. Under the plans, the Company may make contributions based on certain criteria. The Company's contributions for the years ended December 31, 2012, 2011 and 2010 were $14,197, $12,910 and $11,985, respectively.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

--------------------------------------------------------------------------------

OTHER DEFERRED COMPENSATION PLANS

The Company also has a variety of deferred compensation plans for key executives and directors. The accrued liability for these plans was $55,040 and $79,123 as of December 31, 2012 and 2011, respectively, and is included in accounts payable and other liabilities in the consolidated balance sheet.

NOTE 10: STATUTORY FINANCIAL DATA AND DIVIDEND RESTRICTIONS

CMFG Life and its insurance company affiliates file statutory-basis financial statements with insurance regulatory authorities of the insurance companies' state of domicile ("Insurance Department"). Statutory surplus as of December 31, 2012 and 2011 and statutory basis net income (loss) for the years ended 2012, 2011 and 2010 for CMFG Life and its insurance affiliates is presented in the table below.

--------------------------------------------------------------------------------------------------------------

                                                        STATUTORY                    STATUTORY BASIS
                                                         SURPLUS                    NET INCOME (LOSS)
                                                    2012         2011        2012          2011        2010
--------------------------------------------------------------------------------------------------------------
CMFG Life Insurance Company                     $1,458,010   $ 1,400,973   $  97,015    $  80,589    $  33,437
CUMIS Insurance Society, Inc. and Subsidiary       562,068       501,788      32,603       40,145       16,415
MEMBERS Life Insurance Company                      16,995        28,811       3,259       (1,885)      (1,219)
Producers Agriculture Insurance Company             59,082        51,842       6,221        5,409        5,264
Producers Llyods Insurance Company                   6,038         5,937          50          108          281
CUMIS Vermont, Inc.                                100,193        44,043     (23,691)     (18,305)      15,936
CMFG Life Vermont, Inc.(1)                          64,707             -      (1,100)           -            -
==============================================================================================================

(1) CMFG Life Vermont, Inc. was established during 2012.

An Insurance Department has allowed CMFG Life to use an accounting practice which differs from prescribed statutory accounting practices (permitted practices). This permitted practice relates to the carrying value of mortgage insurance affiliates. The use of this permitted practice increased reported statutory surplus by $20,521 and $29,136 as of December 31, 2012 and 2011, respectively.

CMFG Life and its insurance subsidiaries are subject to statutory regulations as to the payment of dividends. CMFG Life, along with its wholly-owned subsidiaries, CUMIS Insurance Society, Inc. and subsidiary, and MEMBERS Life Insurance Company, are domiciled in Iowa and, based on statutory regulations, could pay dividends up to $145,801, $62,073 and $1,495, respectively, at December 31, 2012, without prior approval of the Insurance Department. Producers Agriculture Insurance Company ("PAIC") and Producers Lloyds Insurance Company are wholly-owned subsidiaries of CMFG Life domiciled in Texas and based on statutory regulations, could pay dividends up to $6,221 and $604, respectively, at December 31, 2012, without prior approval of the Texas Insurance Department. In both Iowa and Texas, dividends in excess of these amounts are classified as Extraordinary Dividends, and require approval by the Insurance Department prior to payment. All dividends for CUMIS Vermont, Inc. and CMFG Life Vermont, Inc., domiciled in Vermont, require approval by the Insurance Department.

Risk-based capital requirements promulgated by the National Association of Insurance Commissioners require U.S. insurers to maintain minimum capitalization levels that are determined based on formulas incorporating credit risk, insurance risk, interest rate risk, and general business risk. At December 31, 2012, CMFG Life and its insurance subsidiaries' adjusted surplus exceeded the minimum requirements.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

--------------------------------------------------------------------------------

NOTE 11: NOTES AND INTEREST PAYABLE

The following table provides the details of notes and interest payable and capital lease obligations at December 31:

-------------------------------------------------------------------------------------------------------------

                                                                                         2012         2011
-------------------------------------------------------------------------------------------------------------
CMFG Life Insurance Company
  Surplus notes                                                                        $  88,010    $  88,010
  Line of credit - Federal Home Loan Bank                                                121,082            -

Producers Agriculture Insurance Company, Inc. line of credit - JP Morgan Chase Bank       55,008       40,040
Secured promissory note                                                                        -        6,133
-------------------------------------------------------------------------------------------------------------

  Total notes and interest payable                                                       264,100      134,183
=============================================================================================================

Capital lease obligations                                                                 48,812       35,897
-------------------------------------------------------------------------------------------------------------

Total notes and interest payable and capital lease obligations                         $ 312,912    $ 170,080
=============================================================================================================

CMFG LIFE INSURANCE COMPANY - SURPLUS NOTES

The 8.5% surplus notes, issued in 2010, are due July 2030. Interest on the notes is payable semi-annually. The surplus notes are subordinated, unsecured obligations of the Company, ranking subordinate to the claims of policyholders and all other creditors. The Company may not pay any principal, interest or make-whole amounts (fee paid on prepayment of principal) unless it has given notice to the applicable insurance regulatory authority and received approval to make any such payment. A request for payment of interest due January 2013 was approved by the applicable insurance regulatory authority. Beginning on July 31, 2020, and continuing annually thereafter until July 2030, scheduled principal payments (in equal annual installments) will be due and payable, subject to the foregoing regulatory approvals. The Company is required to comply with certain financial covenants including maintenance of a minimum statutory risk-based capital ratio and minimum total adjusted statutory capital level. At December 31, 2012, the Company was in compliance with these covenants.

CMFG LIFE INSURANCE COMPANY - LINE OF CREDIT - FEDERAL HOME LOAN BANK

The Company has additional borrowing capacity as a result of contractual arrangements with the Federal Home Loan Bank of Des Moines ("FHLB") that were entered into in 2007 and evidenced by Advances, Collateral Pledge, and Security Agreements. These agreements provide that the Company is entitled to borrow from the FHLB if the Company purchases FHLB restricted stock and provides securities as collateral for such borrowings. The amount of such permitted borrowings would be 22.5 times the Company's FHLB stock ownership, with an overall limitation based on 30% of the Company's statutory assets. Interest on borrowings was calculated daily at floating rates that ranged from 0.24% to 0.38% in 2012 and 0.29% to 0.41% in 2011. As of December 31, 2012 and 2011, the Company owned $17,340 and $11,902 of FHLB restricted common stock, respectively. The Company had $145,767 of pledged securities at December 31, 2012. There were no pledged securities at December 31, 2011.

CUNA MUTUAL FINANCIAL GROUP, INC. - LINE OF CREDIT - JP MORGAN CHASE BANK

CMFG Life entered into a $200,000 three year unsecured revolving credit facility agreement with JP Morgan Chase Bank and other lenders in 2010. In June 2012 the facility was renewed with borrowing capacity of $300,000 and reassigned to the CMFG Life's parent company, CMFG, and CMFG Life and other subsidiaries were designated as borrowers under the new agreement. Under the original facility, a fee was assessed on the

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

--------------------------------------------------------------------------------

unused committed principal ranging from .20% to .35% per year. The unused fee was determined based on CMFG Life's debt to capital ratio and was assessed at ..25% at December 31, 2011 and 2010, respectively. Under the revised facility, the unused fee was assessed at .20% at December 31, 2012 and the fee is now paid by CMFG. Under the original agreement interest amounts were calculated based on certain benchmark interest rates. CMFG Life was required to comply with certain financial covenants including a maximum ratio of total debt to stockholder's equity, a minimum statutory risk-based capital ratio, and minimum statutory surplus. At December 31, 2011 CMFG Life was in compliance with these covenants. Under the new facility, interest amounts are calculated based on certain benchmark interest rates plus a spread that ranges from 1.375% to 1.75% based on CMFG's debt to capital ratio. CMFG is required to comply with financial covenants including a maximum ratio of total debt to capital and a minimum consolidated net worth. CMFG Life and CUMIS are required to comply with minimum statutory risk-based capital ratios. CMFG, CMFG Life, and CUMIS were in compliance with these covenants at December 31, 2012. As of December 31, 2012 and 2011, there were no outstanding borrowings under the JP Morgan facility. The credit facility expires in June, 2016. CMFG designated up to $95,000 from the line of credit to be used to fund the capital needs of two subsidiaries in the event that the subsidiaries need additional capital to meet regulatory minimums. Accordingly, $205,000 of the line of credit was available for general corporate purposes.

..
PRODUCERS AGRICULTURE INSURANCE COMPANY, INC. - LINE OF CREDIT - JP MORGAN CHASE BANK

Producers Agriculture Insurance Company, Inc., a consolidated subsidiary of the Company entered into a $35,000 one year revolving credit facility agreement with JP Morgan Chase Bank in November 2010, to which CMFG Life serves as guarantor. In August 2012 and November 2011, the subsidiary completed amendments to this credit facility agreement that increased borrowing capacity to $80,000 and $50,000, respectively, and extended the maturity date for an additional year. Under the amended facility, an annual non-use fee of .08% on the daily amount of the unused committed principal is assessed. A non-use fee of .125% per year on the daily amount of the unused committed principal was assessed per the previous agreement. Under the previous agreement, interest accrued at the Eurodollar rate plus .75% and under the amended agreement, interest accrues at the Eurodollar rate plus .50%. Interest is due at maturity or quarterly, whichever is first. Under these agreements, CMFG Life, as guarantor, is required to comply with financial covenants including a maximum ratio of total debt to stockholder's equity, a minimum statutory risk-based capital ratio, and minimum statutory surplus. The subsidiary is required to comply with a minimum statutory risk-based capital ratio. At December 31, 2012, the subsidiary and CMFG Life were in compliance with all of these covenants. Interest on borrowings was calculated daily at a rates ranging from 0.75% to 1.00% in 2012 and 1.06% in 2011. As of December 31, 2012 and 2011, CMFG Life has pledged assets of $98,946 and $53,436, respectively, to secure this guarantee. The credit facility expires in August 2013.

OTHER

The secured 5.0% promissory note, issued to the former owners of Producers Ag Insurance Group, Inc. ("ProAg") as part of the acquisition described in Note 15, became due and the outstanding balance was repaid in March 2012.

CAPITAL LEASE OBLIGATIONS

Capital lease obligations are included in Accounts payable and other liabilities in the accompanying consolidated balance sheets.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

--------------------------------------------------------------------------------

NOTE 12: ACCUMULATED OTHER COMPREHENSIVE INCOME

The components of accumulated other comprehensive income are as follows:

----------------------------------------------------------------------------------------------------------------------

                                           FOREIGN
                                          CURRENCY       UNREALIZED       PENSION                        ACCUMULATED
                                         TRANSLATION     INVESTMENT      AND OTHER                          OTHER
                                            GAINS        GAINS AND     POSTRETIREMENT    DISCONTINUED    COMPREHENSIVE
                                          (LOSSES)       SHADOW DAC       BENEFITS        OPERATIONS     INCOME (LOSS)
----------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2010               $   (32,696)    $   32,514    $     (122,628)   $     14,693    $   (108,117)

  Change in foreign currency
    translation, net of tax - ($3,986)         1,251              -                 -          (9,730)         (8,479)
  Change in unrealized holding
    gains, net of tax - $120,159                   -        221,781                 -           6,970         228,751
  Change in pension and other
    postretirement benefits,
    net of tax - ($8,373)                          -              -           (15,549)              -         (15,549)
----------------------------------------------------------------------------------------------------------------------

BALANCE, DECEMBER 31, 2011                   (31,445)       254,295          (138,177)         11,933          96,606

  Change in foreign currency
    translation, net of tax - $6,552             (35)             -                 -           2,316           2,281
  Change in unrealized holding
    gains, net of tax - $120,559                   -        235,983                 -         (14,249)        221,734
  Change in pension and other
    postretirement benefits,
    net of tax - ($8,043)                          -              -           (14,938)              -         (14,938)
----------------------------------------------------------------------------------------------------------------------

BALANCE, DECEMBER 31, 2012               $   (31,480)    $  490,278    $     (153,115)   $          -    $    305,683
======================================================================================================================

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

--------------------------------------------------------------------------------

NOTE 13: COMMITMENTS AND CONTINGENCIES

INVESTMENT COMMITMENTS

The Company has the following investment commitments outstanding at December 31:

-------------------------------------------------------------------------------

                                                        2012            2011
-------------------------------------------------------------------------------
Limited partnerships
   Energy                                           $   117,857    $     77,858
   Mezzanine                                            192,622         150,199
   Private equity                                       113,011          71,694
   Real estate                                           10,702          22,750
Mortgage loans                                            8,050          32,150
Private placement debt                                   28,000          14,601
Bank loans                                                1,312           1,000
-------------------------------------------------------------------------------

Total investment commitments                        $   471,554    $    370,252
===============================================================================

Limited partnership commitments generally represent commitments to acquire financial interests or instruments. The Company enters into these agreements to allow for additional participation in certain limited partnership investments.

Mortgage loan commitments are agreements to fund commercial mortgages after year end for loans approved prior to year end.

Private placement debt commitments are contracts signed prior to year end to purchase debt securities after year end.

Bank loan commitments represent commitments to acquire loans from banks at a specified future date.

LEASES

The Company contracts for long-term leases for office space, autos, and equipment, most of which are classified as operating leases. Certain leases have renewal options and/or fixed rental increases. Renewal options that are reasonably assured of exercise are included in determining the lease term. Any rent abatements or lease incentives, in addition to fixed rental increases, are included in the calculation of rent expense and amortized on a straight-line basis over the defined lease term.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

--------------------------------------------------------------------------------

The Company accounts for certain lease agreements as capital leases. The Company includes capital leases in Office properties, equipment and computer software and had the following asset balances related to capital leases at December 31:

-------------------------------------------------------------------------------------------------

                                                                           2012           2011
-------------------------------------------------------------------------------------------------
Capital leases
  Computer software                                                    $    37,872    $    14,662
  Office properties                                                         15,730         16,375
  Office equipment                                                           8,405         10,310
-------------------------------------------------------------------------------------------------
    Total cost of office properties, equipment and computer software        62,007         41,347
    Accumulated amortization                                               (10,032)        (5,121)
-------------------------------------------------------------------------------------------------
Capital leases less accumulated amortization                           $    51,975    $    36,226
=================================================================================================

Amortization of capitalized leased assets is included in operating and other expenses in the consolidated statements of comprehensive income.

The Company has the following future minimum capital and operating lease payments as of December 31.

---------------------------------------------------------------------------------------------------

                                                                FUTURE MINIMUM      FUTURE MINIMUM
                                                                     CAPITAL           OPERATING
                                                                LEASE PAYMENTS      LEASE PAYMENTS
---------------------------------------------------------------------------------------------------
2013                                                           $         12,481    $          4,338
2014                                                                     12,888               2,825
2015                                                                     12,347               2,385
2016                                                                     14,285               1,933
2017                                                                          -               1,710
Thereafter                                                                    -               2,675
---------------------------------------------------------------------------------------------------
   Total minimum lease payments                                          52,001    $         15,866
                                                                                   ================
   Less amount representing interest                                     (3,189)
===============================================================================
Present value of minimum lease payments under capital lease    $         48,812
===============================================================================

Rental expense included in the Company's results of operations amounted to $9,503, $10,876 and $7,951 in 2012, 2011 and 2010, respectively.

In December 2011, the Company entered into two sale leaseback transactions with an unrelated party to sell and leaseback software and equipment. In December 2012, the Company entered into an additional sale leaseback transaction to sell and leaseback software. These assets were previously included in office properties, equipment and computer software. The combined book value of these assets was $39,695 and $29,942 as of December 31, 2012 and 2011, respectively. The lease term for software is 4 years with annual lease payments of $2,430 and $3,686 for the leases beginning in 2012 and 2011, respectively. The lease term for the equipment is 5 years with annual lease payments of $2,459. At the end of each year of each lease, the Company has the option of purchasing the software and equipment at a predetermined percentage of the original sale price. The leases are accounted for as capital leases.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

--------------------------------------------------------------------------------

INSURANCE GUARANTY FUNDS

The Company is liable for guaranty fund assessments related to certain unaffiliated insurance companies that have become insolvent during 2012 and prior years. The Company includes a provision for all known assessments that will be levied as well as an estimate of amounts that it believes will be assessed in the future relating to past insolvencies. The Company has established a liability of $1,072 and $2,164 at December 31, 2012 and 2011, respectively, for guaranty fund assessments. The Company also estimates the amount recoverable from future premium tax payments related to these assessments and has established an asset of $667 and $1,632 at December 31, 2012 and 2011, respectively. Recoveries of assessments from premium taxes are generally made over a five-year period.

CAPITAL SUPPORT AGREEMENT

As described in Note 3, Investments--Equity in Unconsolidated Affiliates, the Company has an investment in CMG MI a 50/50 corporate joint venture with PMI. The Company is party to a capital support agreement revised in 2010 whereby PMI and the Company agreed to contribute up to $37,650 each, subject to certain limitations, so as to maintain the statutory risk-to-capital ratio of CMG MI at or below 23 to 1. The Company was required to place investments in trust to secure its obligations under this capital support agreement. The period of the agreement is three years, but may be terminated earlier if certain conditions are met. At December 31, 2012, the statutory risk-to-capital ratio for CMG was 22 to 1. The carrying value of securities owned by the Company and held in a trust pursuant to this agreement was $41,193 and $39,357 as of December 31, 2012 and 2011, respectively. In the event that the Company is obligated to provide capital support to CMG MI to meet the terms of the agreement, it may draw from this trust.

LEGAL MATTERS

Various legal and regulatory actions, including state market conduct exams and federal audits, are currently pending that involve the Company and specific aspects of its conduct of business. Like other members of the insurance industry, the Company is routinely involved in a number of lawsuits and other types of proceedings, some of which may involve claims for substantial or indeterminate amounts. These actions are based on a variety of issues and involve a range of the Company's practices. The ultimate outcome of these disputes is unpredictable.

These matters in some cases raise difficult and complicated factual and legal issues and are subject to many uncertainties and complexities, including but not limited to, the underlying facts of each matter; novel legal issues; variations between jurisdictions in which matters are being litigated, heard or investigated; differences in applicable laws and judicial interpretations; the length of time before many of these matters might be resolved by settlement, through litigation or otherwise and, in some cases, the timing of their resolutions relative to other similar matters involving other companies. In connection with regulatory examinations and proceedings, government authorities may seek various forms of relief, including penalties, restitution and changes in business practices. The Company may not be advised of the nature and extent of relief sought until the final stages of the examination or proceeding. In the opinion of management, the ultimate liability, if any, resulting from all such pending actions will not materially affect the consolidated financial statements of the Company.

NOTE 14: DISCONTINUED OPERATIONS

The Company sold certain operations in 2011 and prior years. These operations have been accounted for in the accompanying financial statements as discontinued operations. Accordingly, the results of operations and the gain or loss on the sale of the discontinued operations, net of taxes, the assets of the discontinued operations, and the liabilities of the discontinued operations are each reported on a single line in the consolidated statements of comprehensive income and balance sheets for all years presented.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

--------------------------------------------------------------------------------

The principal components of discontinued operations relate to three dispositions, including one transaction in 2011 (the sale of the Company's Australian life insurance operations), and two transactions from earlier years.

On April 1, 2011, the Company sold its Australian life insurance operations and executed a reinsurance agreement to transfer its general Australian insurance business. The Company recorded $22,964 in proceeds and a $4,135 pre-tax gain on the sale in 2011. The Company wrote-off $3,571 of goodwill attributed to the sale that was reported as part of discontinued assets in 2010. In 2012, the Company completed the transfer of its general Australian insurance business and entered its remaining subsidiaries into final liquidation proceedings. As a result, the Company recorded a pre-tax currency translation adjustment loss of $10,255 within discontinued operations on the consolidated statements of comprehensive income.

On December 31, 2009, the Company sold its interest in a Canadian subsidiary. The Company recorded additional pre-tax gains of $5,186, and $9,639 in 2011 and 2010, respectively, after resolution of certain contingencies in those years.

In 1998, the Company sold a property and casualty insurance subsidiary. Under the terms of that agreement the Company was entitled to receive additional sales proceeds in the event the insurance reserves assumed by the purchaser developed favorably through 2011. In 2011 and 2010, the Company recorded a pre-tax benefit of $200 and $1,120, respectively.

The following table displays the components of discontinued operations for 2012, 2011 and 2010.

----------------------------------------------------------------------------------------------

                                                              2012          2011        2010
----------------------------------------------------------------------------------------------
Total revenues                                             $  15,715     $  41,232   $  99,395
Total expenses                                                12,067        48,439      89,020
----------------------------------------------------------------------------------------------
Income from discontinued operations before
  income taxes and non-operating items                         3,648        (7,207)     10,375
Gain on disposal                                                   -         9,321       9,639
Income tax expense (benefit)                                  (6,054)        3,502       6,209
----------------------------------------------------------------------------------------------

Gain (loss) from discontinued operations, net of tax       $   9,702     $  (1,388)  $  13,805
==============================================================================================

Included in the loss from discontinued operations for 2011 is $2,213 of disposal costs related to the sale of the Australian business operations.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

--------------------------------------------------------------------------------

Net assets of discontinued operations at December 31, 2011 are as follows:

------------------------------------------------------------------------------

                                                                     2011
------------------------------------------------------------------------------
ASSETS
   Investments                                                   $      41,056
   Cash and cash equivalents                                            47,078
   Reinsurance recoverables                                             79,288
   Deferred policy acquisition costs                                     3,229
   Net deferred tax asset                                                3,795
   Other assets and receivables                                         30,924
==============================================================================

   TOTAL ASSETS                                                        205,370
==============================================================================

LIABILITIES
   Reserves                                                            (18,018)
   Unearned premium                                                    (46,820)
   Reinsurance payable                                                 (50,286)
   Accounts payable and other liabilities                              (48,206)
------------------------------------------------------------------------------

   TOTAL LIABILITIES                                                  (163,330)
==============================================================================

TOTAL NET ASSETS                                                 $      42,040
==============================================================================

Summarized cash flow statement information for 2012, 2011 and 2010 relating to discontinued operations is as follows:

-------------------------------------------------------------------------------------------

                                                    2012            2011            2010
-------------------------------------------------------------------------------------------
Cash flows from operating activities            $   (25,480)    $   (33,170)    $    17,997
Cash flows from investing activities                    429          65,174          (4,206)
-------------------------------------------------------------------------------------------
Cash provided by discontinued operations            (25,051)         32,004          13,791

(Increase) decrease in cash included in
   net assets of discontinued operations             47,078         (19,104)        (12,249)
Effect of foreign exchange rate on cash
   balances of discontinued operations               (2,616)         (1,346)          5,994
-------------------------------------------------------------------------------------------

Cash flows from discontinued operations         $    19,411     $    11,554     $     7,536
===========================================================================================

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

--------------------------------------------------------------------------------

NOTE 15: ACQUISITION OF CONTROLLING AND NON-CONTROLLING INTERESTS

PRODUCERS AG INSURANCE GROUP, INC.

The Company has been involved in the crop insurance business since 2007. This involvement was first accomplished through reinsurance assumed from ProAg (see
Note 6 for further discussion) as well as partial equity ownership of ProAg which was subsequently increased.

From August 2007 to October 2009 the Company's held varying equity interests in ProAg. During this period the Company accounted for ProAg on an equity basis and thereby recorded its investment at cost plus its respective equity interest in the earnings of ProAg. On October 30, 2009, the Company purchased the remaining 77.4% of equity of ProAg, resulting in ProAg becoming a wholly-owned subsidiary of the Company as of October 30, 2009. Subsequent to that date the accounts of ProAg are consolidated in the accompanying consolidated financial statements.

Under the terms of the purchase agreement for the acquisition of the remaining equity, the stated purchase price was $42,876, which was comprised of a $14,238 cash payment and the issuance of notes payable of $28,638, and was subject to potential adjustments. The potential adjustments could require the Company to pay the former owners of ProAg additional amounts based on the future performance of ProAg as defined in the purchase agreement ("Additional Payments"), and resolution of indemnifications provided by the sellers ("Indemnifications"). In 2010, the Company finalized its business combination accounting with a resulting fair value of $41,795. Based on the Company's revised estimates, the adjusted fair value of the Additional Payments was $5,419 and the fair value of the Indemnifications was $6,500. These adjustments were made retrospectively as of the acquisition date. Adjustments in fair value of the contingencies subsequent to the acquisition date are recorded in the consolidated statements of comprehensive income. In 2011, the Indemnification was settled at the estimated amount. The Additional Payments fair value is minimal as of December 31, 2012 and settlement is planned for 2013.

CPI QUALIFIED PLAN CONSULTANTS, INC.

On June 30, 2009, the Company purchased 100% of the common stock of CPI Qualified Plan Consultants, Inc. ("CPI"), subject to potential adjustments. The potential adjustments require the Company to pay certain employees of CPI additional compensation based on retention and on future performance measures of CPI, as defined in the purchase agreement. The Company made payments pursuant to the agreement of $3,300 and $2,437 in 2012 and 2011, respectively. CPI is a third party plan administrator which administers a variety of employee benefit plans including retirement plans, 401(k), profit-sharing, money purchase and 403(b) plans.

NOTE 16: SUBSEQUENT EVENTS

The Company evaluated subsequent events through March 11, 2013, the date the financial statements were available for issuance. During this period, there were no significant subsequent events that required adjustment to or disclosure in the accompanying financial statements, except:

On February 8, 2013, the Company entered into an agreement with a third party to dispose of its interest in CMG MI and CMGA. The agreement's closing is subject to approvals by various regulatory agencies and the satisfaction of customary closing conditions.

--------------------------------------------------------------------------------

                                     PART C

                                OTHER INFORMATION

ITEM 26.     EXHIBITS

       (a)      Board of Directors Resolutions.
            (1) Resolution of the board of directors of CUNA Mutual Insurance
                Society establishing CUNA Mutual Variable Life Insurance Account ("Registrant"). Incorporated herein by reference to post-effective amendment number 4 on Form N-4 (File No. 333-148426) filed with the Commission November 24, 2008.

            (2) Certified resolution of the board of directors of CUNA
                Mutual Insurance Society approving the merger between CUNA Mutual Insurance Society and CUNA Mutual Insurance Society. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

            (3) Certified resolution of the board of directors of CMFG
                Life Insurance Company approving the name change between CMFG Life Insurance Company and CUNA Mutual Insurance Society. Incorporated by reference to post-effective amendment number 16 (File No. 333-148426) filed with the Commission on April 27, 2012.

       (b)      Custodian Agreements. Not applicable.

       (c)      Underwriting Contracts.

            (1) Amended and Restated Distribution Agreement Between
                CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. for Variable Universal Life Contracts effective January 1, 2008. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

            (2) Amended and Restated Servicing Agreement related to the
                Distribution Agreement between CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. for Variable Universal Life Contracts effective January 1, 2008. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

            (3) Form of Selling and Services Agreement. Incorporated
                herein by reference to post-effective amendment number 7 on Form N-4 (File No. 333-148426) filed with the Commission on April 27, 2009.

       (d)      Contracts.

         (1)(A) Standard VUL Contract Form 5202. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

            (B) Accelerated Benefit Option Endorsement, Form 1668. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

            (C) Accidental Death Benefit Rider, Form 3601. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

            (D) Guaranteed Insurability Rider, Form 3652. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

            (E) Waiver of Monthly Deduction, Form 3955. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

            (F) Other Insured Rider, Form 3956. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

            (G) Automatic Increase Rider, Form 3957 1085. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

            (H) Child Rider, Form 6005. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

            (I) Juvenile Rider, Form 6012. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

            (J) Level Term Rider (Sex-Distinct), Form 6017. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

            (K)   Waiver of Premium and Monthly Deduction Disability
                  Benefit Rider, Form 6029 0994. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

            (L) Executive Benefit Plan Endorsement, Form EBP. Incorporated herein by reference to post-effective amendment number 18 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on February 24, 1999.

         (2)(A) Unisex Version Form 5203. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

            (B) Level Term Rider (Unisex), Form 6018. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

            (C) 403(B) Endorsement, Form 1608(VUL) 0994 Incorporated herein by reference to post-effective amendment number17 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 17, 1998.

            (3) State Variation List. Incorporated herein by reference to post-effective amendment number 18 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on February 24, 1999.

            (4) CUNA Mutual Life Insurance Company and CUNA Mutual Insurance
                Society Merger Endorsement dated December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

       (e)      Applications.
            (1) Application. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

       (f)      Depositor's Certificate of Incorporation and By-Laws.
            (1) Amended and Restated Articles of Incorporation of CUNA Mutual Insurance Society. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

            (2) Amended and Restated Bylaws of CUNA Mutual Insurance Society. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

            (3) Amended and Restated Articles of Incorporation of CMFG Life Insurance Company. Incorporated by reference to post-effective amendment number 16 (File No. 333-148426) filed with the Commission on April 27, 2012.

            (4) Amended and Restated Bylaws of CMFG Life Insurance Company. Incorporated by reference to post-effective amendment number 16 (File No. 333-148426) filed with the Commission on April 27, 2012.

       (g)      Reinsurance Contracts.
         (1)(A) YRT Reinsurance Agreement between Swiss Re (f/k/a Connecticut General Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective August 1, 1983. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

            (B) Amendment No. 1 to YRT Reinsurance Agreement between Swiss Re and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective December 28, 1984. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

            (C) Amendment No. 2 to YRT Reinsurance Agreement between Swiss Re (f/k/a Connecticut General Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective May 1, 1985. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6
                  (File No. 333-148419) filed with the Commission on August
                  24, 2010.

            (D) Amendment No. 3 to YRT Reinsurance Agreement between Swiss Re and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective July 1, 1986. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

            (E) Amendment No. 4 to YRT Reinsurance Agreement between Swiss Re and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective August 1, 1988. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

            (F) Amendment No. 5 to YRT Reinsurance Agreement between Swiss Re and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective January 1, 1989.
                  Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

            (G) Amendment No. 6 to YRT Reinsurance Agreement between Swiss Re and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective July 1, 1990. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

            (H) Amendment No. 7 to YRT Reinsurance Agreement between Swiss Re and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective October 1, 1992. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

            (I) DAC Tax Amendment between Swiss Re and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective August 30, 1993. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

            (J) Amendment No. 8 to YRT Reinsurance Agreement between Swiss Re and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective December 31, 1996. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

            (K) Amendment No. 9 to YRT Reinsurance Agreement between Swiss Re and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective January 1, 1999. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

            (L) Amendment No. 10 to YRT Reinsurance Agreement between Swiss Re and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective July 1, 2001. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

         (2)(A) Facultative YRT Self-Administered Reinsurance Agreement between Frankona America Life Reassurance Company and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective January 1, 1992. Incorporated herein by reference to Form N-6 post-effective amendment no. 24 (File No. 33-19718 filed with the Commission on April 28, 2003.

            (B) Amendment No. 1 to Facultative YRT Self-Administered Reinsurance Agreement between Scottish Re Life Corporation (f/k/a Frankona America Life Reassurance Company) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective October 1, 1992. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008.

            (C) Amendment No. 2 to Facultative YRT Self-Administered Reinsurance Agreement between Scottish Re Life Corporation (f/k/a Frankona America Life Reassurance Company) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective January 1, 1993. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

            (D) Amendment No. 3 to Facultative YRT Self-Administered Reinsurance Agreement between Scottish Re Life Corporation (f/k/a Frankona America Life Reassurance Company) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective December 28, 1995. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

            (E) Amendment No. 4 to Facultative YRT Self-Administered Reinsurance Agreement between Scottish Re Life Corporation (f/k/a Frankona America Life Reassurance Company) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective December 31, 1996. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

            (F) Amendment No. 5 to Facultative YRT Self-Administered Reinsurance Agreement between Scottish Re Life Corporation (f/k/a Frankona America Life Reassurance Company) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective January 1, 1999. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

            (G) Amendment No. 6 to Facultative YRT Self-Administered Reinsurance Agreement between Scottish Re Life Corporation (f/k/a Frankona America Life Reassurance Company) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective January 1, 2000. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

            (H) Amendment No. 7 to Facultative YRT Self-Administered Reinsurance Agreement between Scottish Re Life Corporation (f/k/a Frankona America Life Reassurance Company) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective November 1, 1999. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6
                  (File No. 333-148419) filed with the Commission on August 24, 2010.

            (I) Amendment No. 7 to Facultative YRT Self-Administered Reinsurance Agreement between Scottish Re Life Corporation (f/k/a Frankona America Life Reassurance Company) and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective December 31, 2007. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

         (3)(A) Reinsurance Agreement between General Reassurance Corporation, Financial Centre and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective January 22, 1986. Incorporated herein by reference to Form N-6 post-effective amendment no. 24 (File No. 33-19718) filed with the Commission on April 28, 2003.

            (B) Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective January 22, 1986. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

            (C) Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective January 22, 1986. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

            (D) Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective August
                  1, 1988. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

            (E) Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective July 1, 1990. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

            (F) Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective
                  September 1, 1990. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

            (G) Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective July 1, 1991. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

            (H) Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective October 1, 1992. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

            (I) Special DAC Tax Amendment to the Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective January 1, 1993. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

            (J) Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective October 26, 1994. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

            (K) Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective October 1, 1995. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

            (L) Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective December 31, 1996. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

            (M) Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective January 1, 2000. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

            (N) Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective July 1, 2001. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

            (O) Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008.

         (4)(A) Reinsurance Agreement between the Lincoln National Life Insurance Company and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective September 1, 1983. Incorporated herein by reference to Form N-6 post-effective amendment no. 24 (File No. 33-19718) filed with the Commission on April 28, 2003.

            (B) Amendment No. 1 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective May 1, 1984. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

            (C) Amendment No. 2 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective March 1, 1984. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

            (D) Amendment No. 3 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective December 28, 1984. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

            (E) Amendment No. 4 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective January 1, 1986. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

            (F) Amendment No. 5 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective February 1, 1986. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

            (G) Amendment No. 6 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective April 1, 1986. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

            (H) Amendment No. 7 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective January 1, 1986. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

            (I) Amendment No. 8 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective February 1, 1986. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

            (J)   Amendment No. 9 to Reinsurance Agreement between Swiss Re
                  Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective July 15, 1986. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

            (K) Amendment No. 10 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective February 1, 1986. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

            (L) Amendment No. 11 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective November 1, 1986. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

            (M) Amendment No. 12 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective of March 1, 1987. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

            (N) Amendment No. 13 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective August 1, 1988. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

            (O) Amendment No. 14 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective March 1, 1989. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

            (P) Amendment No. 15 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective July 1, 1990. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

            (Q) Amendment No. 16 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective July 1, 1990. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

            (R) Amendment No. 17 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective July 1, 1991. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

            (S) Amendment No. 18 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company)and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective October 1, 1992. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

            (T) Amendment No. 19 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective June 29, 1993. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

            (U) Amendment No. 20 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective September 1, 1983. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

            (V) Amendment to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective December 31, 1986. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

            (W) Amendment No. 21 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective January 1, 1999. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

            (X) Amendment No. 22 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective November 1, 1999. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

            (Y) Amendment No. 23 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective January 1, 2000. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

            (Z) Amendment No. 24 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective July 1, 2001. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

         (Z)(1) Amended Reinsurance Agreement between Swiss Re Life & Health America, Inc. (f/k/a The Lincoln National Life
                  Insurance Company of Fort Wayne, Indiana) effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008.

         (5)(A) Facultative Agreement between General American Life Insurance Company and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective September 1, 1991. Incorporated herein by reference to Form N-6 post-effective amendment no. 24 (File No. 33-19718) filed with the Commission on April 28, 2003

            (B) DAC Tax Amendment between General American Life Insurance Company and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective September 1, 1991. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

            (C) Amendment No. 1 to Facultative Agreement between RGA Reinsurance Company (f/k/a General American Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective October 1, 1992. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

            (D) Amendment No. 2 to Facultative Agreement between RGA Reinsurance Company (f/k/a General American Life Insurance Company) and CUNA Mutual Life Insurance Company effective September 1, 1991. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

            (E) Amendment No. 3 to Facultative Agreement between RGA Reinsurance Company (f/k/a General American Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective August 1, 1993. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

            (F) Amendment No. 4 to Facultative Agreement between RGA Reinsurance Company (f/k/a General American Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective December 31, 1996. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

            (G) Amendment No. 5 to Facultative Agreement between RGA Reinsurance Company (f/k/a General American Life Insurance Company) and CUNA Mutual Life Insurance Company effective January 1, 1999. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

            (H) Amendment No. 6 to Facultative Agreement between RGA Reinsurance Company (f/k/a General American Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective July 1, 2001. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

            (I) Amendment No. 7 to Facultative Agreement between RGA Reinsurance Company (f/k/a General American Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective January 1, 2000. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

            (J) Amendment No. 8 to Facultative Agreement between RGA Reinsurance Company (f/k/a General American Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective January 1, 2002. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

            (K) Amendment No. 9 to Facultative Agreement between RGA Reinsurance Company (f/k/a General American Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective January 1, 2003. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

            (L)   Amended Facultative Agreement between RGA Reinsurance
                  Company (f/k/a General American Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008

         (6)(A) Automatic and Facultative Coinsurance Reinsurance Agreement between RGA Reinsurance Company and CUNA Mutual Life Insurance Company, effective September 1, 2003. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

         (7)(A) Coinsurance Agreement between Security Life of Denver Insurance Company and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective September 1, 2003. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

         (8)(A) Reinsurance Agreement between The Lincoln National Life Insurance Company, Swiss Re Life & Health America Inc. and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective November 30, 2005. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

         (9)(A) Life, Disability and Accidental Death Automatic Reinsurance Agreement No. 1258-04, between Transamerica Occidental Life Insurance Company of Los Angeles, California and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective February 1, 1986. Incorporated herein by reference to Form N-6 post-effective amendment no. 24 (File No. 33-19718) filed with the Commission on April 28, 2003.

            (B) Amendment to Life, Disability and Accidental Death Automatic Reinsurance Agreement No. 1258-04, between Transamerica Occidental Life Insurance Company of Los Angeles, California and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008.

            (C) Letter Agreement between Transamerica Occidental Life Insurance Company and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective October 15, 2008. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

        (10)(A) Life, Disability and Accidental Death Facultative YRT Reinsurance Agreement between Occidental Life Insurance Company of California and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective January 1, 1981. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

            (B) Amendment 1 to Life, Disability and Accidental Death Facultative YRT Reinsurance Agreement between Occidental Life Insurance Company of California and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective November 2, 1981. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

            (C) Letter Agreement between Transamerica Occidental Life Insurance Company and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective October 15, 2008. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

        (11)(A) Coinsurance Agreement between Transamerica Occidental Life Insurance Company and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective May 1, 2000. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

            (B) Amendment 1 to Coinsurance Agreement between Transamerica Occidental Life Insurance Company and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective May 1, 2000. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

            (C) Letter Agreement between Transamerica Occidental Life Insurance Company and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective October 15, 2008. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

       (h)      Participation Agreements.
         (1)(A) Participation Agreement between T. Rowe Price International Series, Inc. and CUNA Mutual Life Insurance Company dated April 22, 1994. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

            (B) Amendment to Participation Agreement among T. Rowe Price International Series, Inc. and CUNA Mutual Life Insurance Company dated November 1994. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

            (C) Amendment to Participation Agreement among T. Rowe Price International Series, Inc., T. Rowe Price Investment Services, Inc., and CUNA Mutual Life Insurance Company dated September 22, 1999. Incorporated herein by reference to Form S-6 post-effective amendment no. 2 (File No. 333-81499) filed with the Commission on April 27, 2000.

            (D) Amendment to Participation Agreement between T. Rowe Price International Series, Inc. and CUNA Mutual Life Insurance Company dated October 1, 2002. Incorporated herein by reference to post-effective amendment number 14 to Form N-4 registration statement (File No. 333-73738) filed with the Commission on April 25, 2003.

            (E) Amendment to Participation Agreement Among T. Rowe Price International Series, Inc., T. Rowe Price Investment Services, Inc., and CUNA Mutual Insurance Society effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

         (2)(A) Participation Agreement between MFS Variable Insurance Trust and CUNA Mutual Life Insurance Company dated April 29, 1994. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

            (B) Amendment to Participation Agreement dated November 1994. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

            (C) Amendment to Participation Agreement effective May 1, 1996. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

            (D) Third Amendment to Participation Agreement between MFS Variable Insurance Trust, CUNA Mutual Life Insurance Company and Massachusetts Financial Services Company dated September 23, 1999. Incorporated herein by reference to Form S-6 post-effective amendment no. 2 (File No. 333-81499) filed with the Commission on April 27, 2000.

            (E) Amendment to Participation Agreement between MFS Variable Insurance Trust, CUNA Mutual Life Insurance Company and Massachusetts Financial Services Company dated October 1, 2002. Incorporated herein by reference to post-effective amendment number 14 to Form N-4 registration statement (File No. 333-73738) filed with the Commission on April 25, 2003

            (F) Amendment to Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and CUNA Mutual Insurance Society effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

            (G) Amendment No. 6 to Participation Agreement between MFS Variable Insurance Trust, Massachusetts Financial Services Company and CUNA Mutual Insurance Society, effective July 1, 2010. Incorporated herein by reference to post-effective amendment number 4 to Form N-4 registration statement (File No. 333-148421) filed with the Commission on April 27, 2011.

            (H) Amendment No. 7 to Participation Agreement between MFS Variable Insurance Trust, Massachusetts Financial Services Company and CUNA Mutual Insurance Society, effective January 1, 2012. Incorporated by reference to post-effective amendment number 55 (File No. 333-148421) filed with the Commission on April 27, 2012.

         (3)(A) Participation Agreement between Oppenheimer Variable
                Account Funds, OppenheimerFunds, Inc. and CUNA Mutual Life Insurance Company dated February 20, 1997. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

            (B) Amendment No. 1 between Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and CUNA Mutual Life Insurance Company effective September 21, 1999. Incorporated herein by reference to post-effective amendment number 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

            (C) Amendment No. 2 to Participation Agreement Among OppenheimerFunds, Inc., Oppenheimer Variable Account Funds and CUNA Mutual Life Insurance Company dated October 1, 2002. Incorporated herein by reference to post-effective amendment number 14 to Form N-4 registration statement (File No. 333-73738) filed with the Commission on April 25, 2003.

            (D) Amendment No. 3 to the Participation Agreement between Oppenheimer Variable Account Funds, OppenheimerFunds, Inc., Panorama Series Fund, Inc. and CUNA Mutual Life Insurance Company, effective July 31, 2005. Incorporated by reference to post-effective amendment number 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

            (E) Fourth Amendment to Participation Agreement among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc., and CUNA Mutual Insurance Society effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

            (F) Fifth Amendment to the Participation Agreement between Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and CUNA Mutual Insurance Society effective May 1, 2008. Incorporated by reference to post-effective amendment number 1 to Form N-4 registration statement (File No. 333-148421) filed with the Commission on April 25, 2008.

            (G) Sixth Amendment to the Participation Agreement between OppenheimerFunds, Inc., Oppenheimer Variable Account Funds, Panorama Series Fund, Inc. and CUNA Mutual Insurance Society effective July 8, 2008. Incorporated by reference to post-effective amendment number 1 to Form N-4 post-effective amendment number 4 (File No. 333-148426) filed with the Commission on November 24, 2008.

            (H) Amendment 7 to the Participation Agreement between OppenheimerFunds, Inc., Oppenheimer Variable Account Funds, Panorama Series Fund, Inc. and CUNA Mutual Insurance Society effective February 3, 2009. Incorporated by reference to post-effective amendment number 16 (File No. 333-148426) filed with the Commission on April 27, 2012.

            (I) Amendment 8 to the Participation Agreement between OppenheimerFunds, Inc., Oppenheimer Variable Account Funds, Panorama Series Fund, Inc. and CUNA Mutual Insurance Society effective January 1, 2012. Incorporated by reference to post-effective amendment number 16 (File No. 333-148426) filed with the Commission on April 27, 2012.

            (J) Amendment 9 to the Participation Agreement between OppenheimerFunds, Inc., Oppenheimer Variable Account Funds, Panorama Series Fund, Inc. and CMFG Life Insurance Company effective June 20, 2012. Incorporated by reference to post-effective amendment number 17 (File No. 333-148426) filed with the Commission on April 26, 2013.

         (4)(A) Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc. dated May 1, 2004. Incorporated by reference to post-effective amendment number 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

            (B) Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc., dated May 3, 2004. Incorporated by reference to post-effective amendment number 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

            (C) Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc., dated June 5, 2007. Incorporated by reference to post-effective amendment No. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

            (D) Amendment No. 3 to Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

            (E) Amendment No. 4 to Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. dated May 1, 2008. Incorporated herein by reference to post-effective amendment number 1 to Form N-4 registration statement (File No. 333-148421) filed with the Commission on April 25, 2008.

            (F) Amendment No. 5 to Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. dated December 10, 2010. Incorporated herein by reference to post-effective amendment number 4 to Form N-4 registration statement (File No. 333-148421) filed with the Commission on April 27, 2011.

            (G) Amendment No. 6 to Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CMFG Life Insurance Company and CUNA Brokerage Services, Inc. dated January 31, 2012. Incorporated herein by reference to post-effective amendment number 17 (File No. 333-148426) filed with the Commission on April 26, 2013.

            (H) Amendment No. 7 to Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CMFG Life Insurance Company and CUNA Brokerage Services, Inc. dated January 15, 2013. Incorporated herein by reference to post-effective amendment number 17 (File No. 333-148426) filed with the Commission on April 26, 2013.

         (5)(A) Amended and Restated Fund Participation Agreement between Ultra Series Fund, Mosaic Funds Distributor, LLC and CUNA Mutual Insurance Society dated June 30, 2009. Incorporated herein by reference to post-effective amendment number 9 (File No. 333-148426) filed with the Commission on July 10, 2009.

            (B)   Amendment to Amended and Restated Fund Participation
                  Agreement between Ultra Series Fund, Mosaic Funds Distributor, LLC and CUNA Mutual Insurance Society dated September 8, 2009. Incorporated herein by reference to post-effective amendment number 11 (File No. 333-148426) filed with the Commission on October 16, 2009.

            (C) Amendment No. 2 to Amended and Restated Fund Participation Agreement between Ultra Series Fund, Mosaic Funds Distributor, LLC and CUNA Mutual Insurance Society dated December 4, 2009. Incorporated herein by reference to post-effective amendment number 12 (File No. 333-148426) filed with the Commission on February 4, 2010.

            (D) Amendment No. 3 to Amended and Restated Fund Participation Agreement between Ultra Series Fund, Mosaic Funds Distributor, LLC and CUNA Mutual Insurance Society dated November 20, 2010. Incorporated herein by reference to post-effective amendment number 15 to Form N-4 registration statement (File No. 333-148426) filed with the Commission on April 27, 2011.

       (i)      Administrative Contracts.
         (1)(A) Administrative Services Agreement between Franklin Templeton Services, LLC and CUNA Mutual Insurance Society dated March 31, 2008. Incorporated herein by reference to post-effective amendment number 7 (File No. 333-148426) filed with the Commission on April 27, 2009.

            (B) Amendment No. 1 to Administrative Services Agreement between Franklin Templeton Services, LLC and CUNA Mutual Insurance Society dated September 10, 2008. Incorporated herein by reference to post-effective amendment number 7 (File No. 333-148426) filed with the Commission on April 27, 2009.

            (2) Administrative Services Letter between MFS Investment Management and CUNA Mutual Insurance Society effective October 1, 2008. Incorporated herein by reference to post-effective amendment number 2 (File No. 333-148420) filed with the Commission on April 27, 2009.

         (3)(A) Letter Agreement between CUNA Mutual Life Insurance Company and T. Rowe Price Associates, Inc. dated September 16, 2002. Incorporated herein by reference to post-effective amendment number 2 (File No. 333-148420) filed with the Commission on April 27, 2009.

            (B) Supplement for Personal Services between CUNA Mutual Insurance Society and T. Rowe Price Investment Services, Inc. date July 31, 2008. Incorporated herein by reference to post-effective amendment number 2 (File No. 333-148420) filed with the Commission on April 27, 2009.

            (4) Services Letter Agreement between CUNA Mutual Insurance
                Society and Mosaic Funds Distributor, LLC dated June 30, 2009. Incorporated herein by reference to post-effective amendment number 9 (File No. 333-148426) filed with the Commission on July 10, 2009.

       (j)      Other Material Contracts.
         (1)(A) Rule 22c-2 Shareholder Information Agreement between T. Rowe Price Services, Inc. and CUNA Mutual Life Insurance Company dated October 16, 2006. Incorporated herein by reference to Form N-6 post-effective amendment no. 29 (File No. 033-19718) filed with the Commission on April 27, 2007.

            (B) Amendment to Rule 22c-2 Shareholder Information Agreement between T. Rowe Price Investment Services, Inc., and CUNA Mutual Insurance Society effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

         (2)(A) Rule 22c-2 Shareholder Information Agreement between MFS Fund Distributors, Inc. and CUNA Mutual Life Insurance Company dated October 16, 2006. Incorporated herein by reference to Form N-6 post-effective amendment no. 29 (File No. 033-19718) filed with the Commission on April 27, 2007.

            (B) Amendment to Rule 22c-2 Shareholder Information Agreement between MFS Fund Distributors, Inc and CUNA Mutual Insurance Society effective January 1, 2008. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

            (3) Rule 22c-2 Shareholder Information Agreement between Ultra Series Fund and CUNA Mutual Insurance Society effective October 16, 2006. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

         (4)(A) Shareholder Information Agreement between OppenheimerFunds Services, OppenheimerFunds Distributor, Inc. and CUNA Brokerage Services, Inc. effective September 25, 2006. Incorporated herein by reference to post-effective amendment number 7 (File No. 333-148426) filed with the Commission on April 27, 2009.

            (B) Shareholder Information Agreement between OppenheimerFunds Services, OppenheimerFunds Distributor, Inc. and CUNA Mutual Insurance Society, effective January 31, 2012. Incorporated by reference to post-effective amendment number 16 (File No. 333-148426) filed with the Commission on April 27, 2012.

            (5)   Rule 22c-2 Shareholder Information Agreement between
                  Franklin Templeton Distributors, Inc. and CUNA Mutual Life Insurance Company dated April 16, 2007. Incorporated herein by reference to Form N-4 post-effective amendment no. 4 (File No. 333-148426) filed with the Commission on November 24, 2008.

       (k)      Legal Opinion.
            (1) Opinion of Counsel from Pamela M. Krill, Esquire. Incorporated herein by reference to post-effective amendment number 1 to Form N-6 registration statement (File No. 333-148419) filed with the Commission on April 25, 2008.

       (l)      Actuarial Opinion. Not applicable.

       (m)      Calculations. Not applicable

       (n)      Other Opinions. Not applicable.

       (o) Omitted Financial Statements. No financial statements are omitted from Item 24.

       (p)      Initial Capital Agreements. Not applicable.

       (q)      Redeemability Exemption.

            (1) Issuance, Transfer and Redemption Procedures (Form 5202)
                Issued by CUNA Mutual Insurance Society dated October, 2012. Filed herewith.

       (r)      i)  Deloitte & Touche LLP Consent. Filed herewith.
                ii) Ernst & Young LLP Consent. Filed herewith.

       (s)      Powers of Attorney.
            (1) Powers of Attorney. Signed pursuant to Power of Attorney dated
                April 9, 2013. Incorporated by reference to post-effective amendment number 17 (File No. 333-148426) filed with the Commission on April 26, 2013.
            A.  Power Attorney (James M. Power).
            B.  Power Attorney (David P. Marks).
            C.  Power Attorney (Alastair C. Shore).
            D.  Power Attorney (Jeff Post).
            E.  Power Attorney (Robert N. Trunzo).

ITEM 27.              DIRECTORS AND OFFICERS OF CMFG LIFE INSURANCE COMPANY

NAME AND PRINCIPAL BUSINESS ADDRESS                  POSITIONS AND OFFICES WITH DEPOSITOR
-----------------------------------                  ------------------------------------
James M. Power                                       Director, Executive Vice President and
5910 Mineral Point Road                              Chief Products Officer
Madison, WI 53705

David P. Marks                                       Director, Executive Vice President and
5910 Mineral Point Road                              Chief Investment Officer
Madison, WI 53705

Jeff Post                                            Director, President and Chief Executive
5910 Mineral Point Road                              Officer
Madison, WI 53705

Alastair C. Shore                                    Director, Treasurer, Executive Vice
5910 Mineral Point Road                              President and Chief Financial Officer
Madison, WI 53705

Robert N. Trunzo                                     Director, Executive Vice President and
5910 Mineral Point Road                              Chief Operating Officer
Madison, WI 53705

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.

The registrant is a segregated asset account of CMFG Life Insurance Company and is therefore owned and controlled by CMFG Life Insurance Company. CMFG Life Insurance Company is a stock life insurance company. CMFG Life is duly authorized and licensed to do a life and health insurance business in forty-nine other states, the District of Columbia, and in foreign countries. Various companies and other entities are controlled by CMFG Life Insurance Company and may be considered to be under common control with the registrant or CMFG Life Insurance Company. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth on the following organization charts.

                           CUNA Mutual Holding Company
                  Organizational Chart As Of February 28, 2013

CUNA Mutual Holding Company is a mutual insurance holding company, and as such is controlled by its policy owners. CUNA Mutual Holding Company was formed under the Plan of Reorganization of CMFG Life Insurance Company. CUNA Mutual Holding Company, either directly or indirectly, is the controlling company of the following wholly-owned subsidiaries:

CUNA MUTUAL FINANCIAL GROUP, INC.
STATE OF DOMICILED: IOWA

       CMFG LIFE INSURANCE COMPANY
       STATE OF DOMICILE: IOWA

CMFG LIFE INSURANCE COMPANY, EITHER DIRECTLY OR INDIRECTLY, IS THE CONTROLLING COMPANY OF THE FOLLOWING WHOLLY-OWNED SUBSIDIARIES, ALL OF WHICH ARE INCLUDED IN THE CMFG LIFE INSURANCE COMPANY'S CONSOLIDATED FINANCIAL STATEMENTS:

1.   CUNA Mutual Investment Corporation owns the following:
     State of domicile: Wisconsin

       a.  CUMIS Insurance Society, Inc. owns the following:
           State of domicile: Iowa

           (1)    CUMIS Specialty Insurance Company, Inc.
                  State of domicile: Iowa

       b.  CUNA Brokerage Services, Inc.
           State of domicile: Wisconsin

       c.  CUMIS Vermont, Inc.
           State of domicile: Vermont

       d.  MEMBERS Life Insurance Company
           State of domicile: Iowa

       e.  International Commons, Inc.
           State of domicile: Wisconsin

       f.  CUNA Mutual Insurance Agency, Inc.
           State of domicile: Wisconsin

       g.  MEMBERS Capital Advisors, Inc.
           State of domicile: Iowa

       h.  CMG Student Lending Services, LLC
           State of domicile: Delaware

       i.  CPI Qualified Plan Consultants, Inc.
           State of domicile: Delaware

       j.  MEMBERS Financial Services, Inc.
           State of domicile: Texas

       k.  Producers Ag Insurance Group, Inc. owns the following:
           State of domicile: Delaware

           (1)   Pro Ag Management, Inc. owns the following:
                 State of domicile: Illinois

                  a. Producers Agriculture Insurance Company owns the following:
                     State of domicile: Texas

                     (i)  Crop Hail Management, Inc.
                          State of domicile: Texas

2.   CUNA Mutual Caribbean Holdings Ltd. owns the following:
     Country of domicile: Trinidad and Tobago

     a.   CUNA Caribbean Insurance Society Limited owns the following:
          Country of domicile: Trinidad and Tobago

          (1) CUNA Caribbean Insurance Services Limited
              Country of domicile: Trinidad and Tobago

3.   CUNA Mutual Group Holdings Europe, Ltd. owns the following:
     County of domicile: Ireland

     a.   CUNA Mutual Group Services (Ireland) Limited
          Country of domicile: Ireland

     b.   CUNA Mutual Life Assurance (Europe), Limited
          Country of domicile: Ireland

     c.   CUNA Mutual Insurance (Europe) Limited
          (was CUNA Mutual General Risk Services (Ireland) Limited) Country of domicile: Ireland

     d.   CUNA Mutual Group, Limited
          Country of domicile: United Kingdom

     e.   CUNA Mutual International Finance, Ltd.
          Country of domicile: Cayman Islands

     f.   CUNA Mutual International Holdings, Ltd. Owns the following:
          Country of domicile: Cayman Islands

          (1)   CUNA Mutual Australia, Ltd. owns the following:
                Country of domicile: Australia

4.   CMFG Life Vermont, Inc.
     State of domicile : Vermont

5.   6834 Hollywood Boulevard, LLC
     State of domicile: Delaware

6.   TruStage Insurance Agency, LLC
     State of domicile: Iowa

7.   CUNA Mutual Management Services, LLC
     State of domicile: Iowa

CMFG LIFE INSURANCE COMPANY, EITHER DIRECTLY OR THROUGH A WHOLLY-OWNED SUBSIDIARY, MAY CONTROL THE FOLLOWING COMPANIES, EACH OF WHICH IS NOT INCLUDED IN CMFG LIFE INSURANCE COMPANY'S CONSOLIDATED FINANCIAL STATEMENT (EXCEPT PRODUCERS LLOYDS INSURANCE COMPANY) PURSUANT TO APPLICABLE REGULATION:

1.   MEMBERS Development Company, LLC partially owns the following:
     13% ownership by CUNA Mutual Investment Corporation
     State of domicile: Wisconsin

     a.   Procura, LLC
          27.08% ownership by MEMBERS Development Company, LLC
          State of domicile: California

2.   MEMBERS Trust Company
     9.23% ownership CMFG Life Insurance Company
     State of domicile: Florida

3.   CMG Mortgage Insurance Company
     50% ownership by CMFG Life Insurance Company
     State of domicile: Wisconsin

4.   CMG Mortgage Assurance Company owns the following:
     50% ownership by CMFG Life Insurance Company
     State of domicile: Wisconsin

     a. CMG Mortgage Reinsurance Company
        100% CMG Mortgage Assurance Company
        State of domicile: Wisconsin

5.   Benefits Partner, LLC
     15% CUNA Mutual Insurance Society
     State of domicile: Michigan

6.   Producers Lloyds Insurance Company
     Controlled by Producers Ag Insurance Group, Inc.
     State of domicile: Texas

ITEM 29.               INDEMNIFICATION

     Section 8 of the Amended and Restated Bylaws of CMFG Life Insurance Company and Article V of CMFG Life Insurance Company Amended and Restated Articles of Incorporation together provide for indemnification of officers or directors of CMFG Life Insurance Company against claims and liabilities the officers or directors become subject to by reason of having served as officer or director of CMFG Life Insurance Company or any subsidiary or affiliate company. Such indemnification covers liability for all actions alleged to have been taken, omitted, or neglected by such person in the line of duty as director or officer, except liability arising out of the officers' or directors' willful misconduct.

     Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 30.               PRINCIPAL UNDERWRITER

(a) CUNA Brokerage Services, Inc. is the principal underwriter for the Registrant as well as for the CMFG Variable Annuity Account.

(b)  Officers and Directors of CUNA Brokerage Services, Inc.

           NAME AND PRINCIPAL                         POSITIONS AND OFFICE WITH UNDERWRITER
            BUSINESS ADDRESS
     Kevin R. Cummer**                     Treasurer
     Timothy Halevan**                     Vice President, Chief Compliance Officer
     Ross D. Hansen*                       Vice President, Associate General Counsel and Secretary
     Carolyn A. Jahnke*                    Assistant Secretary
     Stephen W. Koslow*                    Director
     Thomas J. Merfeld*                    Director
     James H. Metz*                        President and Director
     Jason A. Pisarik*                     Director
     Richard R. Roy*                       Director

*The principal business address of these persons is: 5910 Mineral Point Road, Madison, Wisconsin 53705.
**The principal business address of these persons is: 2000 Heritage Way, Waverly, Iowa 50677.

(c) CUNA Brokerage Services, Inc. is the only principal underwriter. The services provided by CUNA Brokerage Services, Inc. are set forth in the Amended and Restated Distribution Agreement and Amended and Restated Servicing Agreement filed as exhibits to this registration statement.

            (1)                       (2)                    (3)                 (4)                (5)
      NAME OF PRINCIPAL               NET
        UNDERWRITER               UNDERWRITING          COMPENSATION ON        BROKERAGE
        -----------              DISCOUNTS AND           REDEMPTION          COMMISSIONS       COMPENSATION
                                  COMMISSIONS            ----------          -----------       ------------
                                  -----------
CUNA Brokerage Services, Inc.        $2,010*                  0                  $712              $1,298

  *Information as of December 31, 2012.

  ITEM 31.        LOCATION OF ACCOUNTS AND RECORDS

         All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by CMFG Life Insurance Company at 2000 Heritage Way, Waverly, Iowa 50677 or at MEMBERS Capital Advisors, Inc. or CMFG Life Insurance Company, both at 5910 Mineral Point Road, Madison, Wisconsin 53705; and se2, 5801 SW Sixth Ave, Topeka, Kansas 66636-0001.

  ITEM 32.        MANAGEMENT SERVICES

         All management contracts are discussed in Part A or Part B.

  ITEM 33.        FEE REPRESENTATION

           CMFG Life Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by CMFG Life Insurance Company.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Madison, and State of Wisconsin as of 26 day of April, 2013.

                             CMFG VARIABLE LIFE INSURANCE ACCOUNT (REGISTRANT)

                 By:  /s/ Jeff Post
                      ----------------------------------------------------------
                      Jeff Post
                      President and Chief Executive Officer, CMFG Life Insurance Company

                                        CMFG LIFE INSURANCE COMPANY (DEPOSITOR)

                 By:  /s/ Jeff Post
                      ----------------------------------------------------------
                      Jeff Post
                      President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities as of the dates indicated.

SIGNATURE AND TITLE                                               DATE

By:   /s/ Brian J. Borakove                                       April 26, 2013
      ---------------------------------------------------
      Brian J. Borakove
      VP - Corporate Controller

By:   /s/ Alastair C. Shore                                       April 26, 2013
      ---------------------------------------------------
      Alastair C. Shore
      Director, Treasurer, Executive Vice President and
      Chief Financial Officer

By:   /s/ Jeff Post                                               April 26, 2013
      ---------------------------------------------------
      Jeff Post
      Director, President and Chief Executive Officer

By:   *                                                           April 26, 2013
      ---------------------------------------------------
      James M. Power
      Director

By:   *                                                           April 26, 2013
      ---------------------------------------------------
      David P. Marks
      Director

By:   *                                                           April 26, 2013
      ---------------------------------------------------
      Alastair C. Shore
      Director

By:   *                                                           April 26, 2013
      ---------------------------------------------------
      Jeff Post
      Director and Chairman of the Board

By:   *                                                           April 26, 2013
      ---------------------------------------------------
      Robert N. Trunzo
      Director and Vice Chairman of the Board

*Signed pursuant to Power of Attorney dated April 9, 2013, filed electronically with post-effective amendment number 17 (File No. 333-148426) filed with the Commission on April 26, 2013.

By:   /s/ Ross D. Hansen
      --------------------------------------
      Ross D. Hansen
      Associate General Counsel

                                  EXHIBIT INDEX

(q)(1) Issuance, Transfer and Redemption Procedures (Form 5202) Issued by CMFG Life Insurance Company dated October, 2012.

   (r)   i)   Deloitte & Touche LLP Consent.
         ii)  Ernst & Young LLP Consent.